VANGUARD(R) VARIABLE INSURANCE FUND
BALANCED AND STOCK PORTFOLIOS

ANNUAL REPORT * SEPTEMBER 30, 2001

[PHOTO OF SHIP]

Balanced Portfolio
Equity Income Portfolio
Diversified Value Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Growth Portfolio
Small Company Growth Portfolio
International Portfolio
REIT Index Portfolio

September 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan Chairman and Chief Executive Officer
--------------------------------------------------------------------------------

CONTENTS

Letter from the Chairman                    1
Notice to Planholders                       7
Reports from the Advisers                   8
Portfolio Profiles                         27
Glossary of Investment Terms               38
Performance Summaries                      40
Financial Statements                       49
Advantages of Vanguard.com                 68

Summary

* Total returns for the nine balanced and stock portfolios of Vanguard Variable Insurance Fund ranged from 11.0% to -57.3%.

*    Most of the portfolios provided commendable relative performance.

* The broad U.S. stock market declined, with value stocks holding up better than growth stocks. Fixed income securities were the brightest light in U.S. capital markets.

LETTER FROM THE CHAIRMAN

DEAR PLANHOLDER,

     The broad stock market declined sharply in the 12 months ended September 30, 2001, with value-oriented stocks holding up better than highly valued growth stocks. Balanced portfolios, which combine stocks and bonds, fared better still, thanks to the strength of fixed income investments during the period. The returns of the nine stock and balanced portfolios of vanguard variable insurance fund reflected the varied performances of these different investment approaches.

     On page 2, we present the total returns (capital change plus reinvested dividends) for each portfolio, its average peer, and its unmanaged benchmark index. Total returns ranged from an outstanding 11.0% for the REIT Index Portfolio to a terrible -57.3% for the Growth Portfolio. Although absolute returns were modestly positive to decidedly negative, most of the portfolios provided commendable relative performance. Eight of the nine portfolios earned higher returns than those of their average peer, and all but three surpassed the returns of their benchmark indexes.

     Please note that the returns of the portfolios in the Vanguard Variable Insurance Fund are higher than the returns of those same portfolios in the Vanguard Variable Annuity Plan, which are adjusted for the plan's insurance and administrative costs.

ECONOMIC OVERVIEW

The terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout the week. To help ensure that the traumatized financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut since January. That rate reduction brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.

     The Fed's most recent actions were part of its yearlong campaign to revive the flagging U.S. economy. In the second quarter of 2001, the value of goods and services produced by the economy was just 1.2% higher (on an inflation-adjusted basis) than it had been a year earlier. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.

     Global economies generally followed the U.S. lead. Slow growth in Europe decelerated, and Japan struggled with long-standing economic and financial troubles. As weakness spread throughout major economies in North America, Asia, and Europe, the world's developing markets also faced tougher times.


--------------------------------------------------------------
2001 TOTAL RETURNS                           FISCAL YEAR ENDED
                                                  SEPTEMBER 30
--------------------------------------------------------------
BALANCED PORTFOLIO                                        4.1%
Average Balanced Fund*                                  -11.7
Composite Stock/Bond Index**                            -14.0
--------------------------------------------------------------
EQUITY INCOME PORTFOLIO                                   0.8%
Average Equity Income Fund*                              -9.3
Russell 1000 Value Index                                 -8.9
--------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                               5.4%
Average Large-Cap Value Fund*                           -12.3
S&P 500/BARRA Value Index                               -16.9
--------------------------------------------------------------
equity index portfolio                                  -26.7%
Average Large-Cap Core Fund*                            -27.4
S&P 500 Index                                           -26.6
--------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                                 -18.9%
Average Mid-Cap Core Fund*                              -21.9
S&P MidCap 400 Index                                    -19.0
--------------------------------------------------------------
GROWTH PORTFOLIO                                        -57.3%
Average Large-Cap Growth Fund*                          -43.8
Russell 1000 Growth Index                               -45.6
--------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                          -17.9%
Average Small-Cap Growth Fund*                          -38.2
Russell 2000 Growth Index                               -42.6
--------------------------------------------------------------
INTERNATIONAL PORTFOLIO                                 -28.1%
Average International Fund*                             -30.9
MSCI EAFE Index                                         -28.5
--------------------------------------------------------------
REIT INDEX PORTFOLIO                                     11.0%
Average Real Estate Fund*                                 7.4
Morgan Stanley REIT Index                                11.5
--------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index.


     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.

     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up. Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.

     A spike in energy prices caused a sharp rise in the Consumer Price Index early in the fiscal year. Then oil and gas prices pulled back, and businesses' effort to trim inventories also helped keep price increases under control. In the 12 months through September, the CPI rose by 2.6%. It's worth noting that the Fed's latest rate cut leaves short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.

FINANCIAL MARKETS IN REVIEW

Global stock markets fell hard over the fiscal year ended September 30. A sharp decline in actual and forecast corporate earnings led to a steep decline in U.S. equity prices. The market, as measured by the Wilshire 5000 Total Market Index, fell -29.0%. Overseas, the story was much the same. For U.S.-based investors, poor stock market returns abroad were reduced further by the strength of the U.S. dollar.

---------------------------------------------------------------------------
MARKET BAROMETER                               AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED SEPTEMBER 30, 2001

                                              ONE        THREE         FIVE
                                             YEAR        YEARS        YEARS
---------------------------------------------------------------------------
STOCK
S&P 500 Index (Large-caps)                 -26.6%         2.0%        10.2%
Russell 2000 Index (Small-caps)            -21.2          5.0          4.5
Wilshire 5000 Index (Entire market)        -29.0          1.9          8.6
MSCI EAFE Index (International)            -28.5         -1.2         -0.1
---------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
  (Entire market)                           13.0%         6.4%         8.1%
Lehman 10 Year Municipal Bond Index         10.0          5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                   5.0          5.1          5.1
===========================================================================
CPI
Consumer Price Index                         2.6%         2.9%         2.5%
---------------------------------------------------------------------------

     Large-capitalization growth stocks were among the hardest hit, both at home and abroad. During the late 1990s, fast-growing technology and Internet stocks had been bid up to unprecedented heights. As investors became skeptical of the valuations and earnings prospects of these companies in a slower-growing economy, tech issues suffered. The tech-heavy Nasdaq Composite Index lost a stunning -58.8% of its value during the 12 months.

     Smaller stocks and value stocks--those with low prices relative to corporate measures such as earnings and book value--held up best, though even these market sectors posted negative returns during the 12 months. One exception was the Russell 2000 Value Index, a measure of the market's smallest value stocks, which returned 5.6%.

     A weak economy, a tumbling stock market, and the Fed's repeated rate cuts created a favorable climate for bonds. As interest rates declined, bond prices rose (bond prices move in the opposite direction from interest rate yields). The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a return of 13.0%. Rising prices and falling yields were especially pronounced among short-term bonds, which tend to respond directly to the Fed's interest rate moves. The prices of longer-term bonds rose more modestly, and their yields stayed relatively high--perhaps reflecting market fears that inflation will remain a long-term concern. During the 12 months, the yield of the 30-year Treasury bond declined 46 basis points to 5.42%. The yield of the 3-month Treasury bill, by contrast, dropped 383 basis points to 2.37%.

FISCAL 2001 PERFORMANCE OVERVIEW

The exuberance that powered growth stocks to unprecedented heights in fiscal 2000 turned to skepticism in 2001. As growth stocks plummeted, value stocks fared somewhat better, with some indexes of small value stocks registering positive total returns. Fixed income securities delivered especially strong returns. The BALANCED PORTFOLIO was well positioned for these developments. Its stock portion emphasizes value-oriented fare such as energy producers and industrial companies. On the fixed income side, its high-quality bond portfolio benefited from the yearlong decline in interest rates, which boosted bond prices. The result was a solid 4.1% return for the portfolio, almost 16 percentage points better than the return of the average balanced fund.

--------------------------------------------------------------------------------
The exuberance that powered growth stocks to unprecedented heights in fiscal 2000 turned to skepticism in 2001.
--------------------------------------------------------------------------------

     The EQUITY INCOME and DIVERSIFIED VALUE PORTFOLIOS also benefited from the relative strength of value stocks. Good returns on tobacco, food, and chemicals stocks combined to keep Equity Income's total return in positive territory, at 0.8%. The Diversified Value Portfolio returned 5.4%, even as its average peer shed more than -12% of its value. The portfolio's disciplined value strategy led it to relatively large stakes in financial services and consumer discretionary stocks with low prices. The portfolio also steered clear of the wreckage in technology and communications stocks.

     The fund's index portfolios--EQUITY INDEX and MID-CAP INDEX--closely followed their target indexes, registering negative returns for the fiscal year. The Equity Index Portfolio, which tracks the S&P 500 Index, returned -26.7%, 0.1 percentage point behind its benchmark. The Mid-Cap Index Portfolio, which tracks the Standard & Poor's MidCap 400 Index, returned -18.9%, as mid-cap stocks held up better than the large-cap stocks that dominate the S&P 500.

     The GROWTH PORTFOLIO produced a dismal result, with a return of -57.3%. The very tough year for large growth stocks all but guaranteed a disappointing return, but the portfolio compounded its troubles with poor stock selection. On June 22, the fund's board of trustees elected to replace Lincoln Capital Management with a new investment adviser, Alliance Capital Management. We have great confidence in Alliance's time-tested approach to growth investing.

--------------------------------------------------------------------------------
On June 22, Alliance Capital Management became the new investment adviser for the Growth Portfolio.
--------------------------------------------------------------------------------

     Small growth stocks also struggled, but SMALL COMPANY GROWTH PORTFOLIO made the best of a bad market and handily outperformed its benchmark and average peer. Clearly, its -17.9% return was a disappointment, but its benchmark and average peer lost more than twice as much. The portfolio kept a relatively small stake in the hard-hit technology sector. It also cushioned its decline with solid stock selections in the health care sector, the portfolio's largest weighting.

     The same forces that drove down stock prices in the U.S. market--an economic slowdown, weak earnings, and skepticism about valuations--took a toll overseas. In addition, the strength of the U.S. dollar relative to most currencies exacerbated the decline for U.S. investors. The International Portfolio returned -28.1% (in U.S. dollars) for the fiscal year, in line with its benchmark index and its average mutual fund peer.

     During fiscal 2001, the REIT Index Portfolio turned in the best perfor-mance of our nine balanced and stock portfolios, returning 11.0%. That result was a bit behind the return of the portfolio's unmanaged index, which incurs no operating costs, but was a full 3.6 percentage points ahead of the average real estate fund. The REIT portfolio takes a low-cost, indexed approach to real estate investment trusts, a tiny slice of the broad U.S. stock market. Even as the U.S. economy downshifted, real estate markets remained strong. The generally high dividend yields of REITs also attracted interest from income-seeking investors.

LONG-TERM PERFORMANCE OVERVIEW

A single year is a brief period in a long-term investment program. More significant are the portfolios' long-term results, presented in the table below. The table also presents the average annual returns of the portfolios' average peers and benchmark indexes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     TEN YEARS ENDED
                                                             SEPTEMBER 30, 2001*

                                                         AVERAGE
                                         VANGUARD     COMPARABLE      COMPARABLE
PORTFOLIO (INCEPTION DATE)              PORTFOLIO          FUND            INDEX
--------------------------------------------------------------------------------
Balanced                                    11.8%           9.0%           11.4%
Equity Income (6/7/1993)                    13.0           10.2            12.9
Diversified Value
  (2/8/1999)                                 1.9            0.2            -0.4
Equity Index                                12.6           11.4            12.7
Mid-Cap Index (2/9/1999)                     8.6           10.5             8.1
Growth (6/7/1993)                            8.2           11.1            11.1
Small Company Growth
  (6/3/1996)                                12.8            4.9            -2.7
International (6/3/1994)                     4.7            2.5             1.8
REIT Index (2/9/1999)                       11.1           10.2            11.3
--------------------------------------------------------------------------------
*Returns are since inception, except for the Balanced and Equity Index
Portfolios.

     Over longer periods, eight of the nine portfolios have outperformed their peers or benchmark indexes (or both). These results are a tribute to the skills and discipline of the portfolios' investment advisers. One notable exception to this commendable record is the Growth Portfolio. Its extremely poor return in fiscal 2001 blemished what had been a solid long-term record. A year ago, the Growth Portfolio had outperformed both its average peer and benchmark index since inception. Now, the portfolio's long-term returns lag those of its comparative standards.

     Overall, however, the Vanguard Variable Insurance Fund's returns are very solid. In addition to the investment skill of the portfolios' advisers, these results underscore the importance of low costs in a long-term investment program. The portfolios' expense ratios (operating expenses as a percentage of average net assets) range from 0.17% to 0.50%, a fraction of the expenses charged by comparable funds--1.29% to 1.69%. In other words, the average peer fund enters the competitive investment arena with a handicap of more than 1 percentage point. Higher costs diminish an investment program's chance of long-term success.

IN SUMMARY

The broad U.S. stock market experienced a severe decline during the past 12 months, but within the stock market, performance varied dramatically. Diversification matters, both across asset classes and within asset classes. By itself, each of the nine stock-oriented portfolios represents just one piece of a well-diversified equity portfolio.

     At Vanguard, we believe that a key to long-term investment success is to establish a portfolio of stock funds, bond funds, and short-term investments in proportions tailored to your unique circumstances and goals. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
Chairman and Chief Executive Officer

October 15, 2001

--------------------------------------------------------------------------------
NOTICE TO PLANHOLDERS

FISCAL YEAR-END WILL CHANGE

The fiscal year-end for Vanguard Variable Insurance Fund is being changed from September 30 to December 31. The change will not affect the fund's investment objectives or strategies. Most variable-annuity and variable-insurance funds use a calendar year reporting period, so our change will align the fund's fiscal year with most peers.

     In February 2002, planholders will receive a report covering the three-month period from September 30, 2001, through December 31, 2001. After that, planholders will receive a semiannual report covering the six months through June 30, 2002, which will then be followed by an annual report covering the 12 months through December 31, 2002.

REPORT FROM THE ADVISER
  FOR BALANCED PORTFOLIO

The BALANCED PORTFOLIO earned a total return of 4.1% during the fiscal year ended September 30, 2001. The fund's equity portion, which constituted about 65% of assets at year-end, declined -1.7%, and the bond portion, which made up about 35% of the fund's assets, returned 13.8%.

THE INVESTMENT ENVIRONMENT

The U.S. economy slowed substantially during the 12 months ended September 30. And as a result of the terrorist attacks on September 11, the country is probably now in a recession. The stock market declined during the fiscal year, as earnings disappointments and fears of a slowdown made investors cautious. Most of the decline was concentrated in the technology and telecommunications sectors--the sectors that fueled the investment bubble of 1998-2000.

     As the economy weakened, the Federal Reserve Board substantially reduced interest rates in a series of actions that led to strong performance for fixed income securities.

Our Successes

The events of fiscal 2001--especially the relative strength of value stocks and the Fed's repeated interest rate cuts--helped highlight the merits of a balanced, value- oriented approach to investing. Because of our equity portion's value approach, we were underrepresented in the highly priced technology and telecommunications sectors--groups that declined sharply during the fiscal year.

     Other sectors, such as basic materials,  industrials, and consumer staples,
provided  positive  returns;   among  our  best-performers  were  Alcoa,  Baxter
International, and Dow Chemical.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

     Several of our large holdings received takeover offers or underwent restructuring. These included Cooper Industries and Canadian Pacific.

OUR SHORTFALLS

Our holdings in technology and telecommunications (Hewlett-Packard, IBM, and

WorldCom) performed poorly. Other holdings that are quite sensitive to the country's current economic problems, such as Ford and Boeing, had disappointing results as well.

OUR PORTFOLIO'S POSITION

The tragic events of September exacerbated what was already a difficult economic environment. However, the U.S. economy is quite resilient, and we expect a recovery in 2002 as the economy benefits from the substantial monetary and fiscal stimuli that the government is providing. After September 11, we added to our holdings in financial services stocks--particularly insurers-- as well as to several other sectors, including manufacturing and telecommunications. As a result, our equity exposure was larger on September 30 than when the month began. Our bond exposure has served us well during the economic slowdown. However, yields on fixed income securities are reaching levels that are very low by historical standards.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

October 12, 2001



--------------------------------------------------------------------------------
PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2001

ADDITIONS                                   COMMENTS
--------------------------------------------------------------------------------
Schlumberger*                               A  high-quality oil-services company
                                            that no longer sells at a premium to
                                            peers.
--------------------------------------------------------------------------------
Honeywell                                   Repurchased    shares    of     this
                                            industrial    company   after   GE's
                                            takeover bid was thwarted.

--------------------------------------------------------------------------------
ACE, Ltd.                                   Well-positioned   insurance  company
                                            with strong financial  and  earnings
                                            outlook for 2002.
--------------------------------------------------------------------------------
American International Group*               Leading   insurance   company   with
                                            strong   financial   and    earnings
                                            outlook for 2002.
--------------------------------------------------------------------------------
Merrill Lynch*                              Brokerage   firm   that   is   well-
                                            positioned   for   recovery  in  the
                                            financial markets.
--------------------------------------------------------------------------------
Motorola                                    Well-financed   technology  company,
                                            poised   for   a   strong   earnings
                                            recovery in 2003.
--------------------------------------------------------------------------------
Exelon*                                     Low-cost electricity  generator with
                                            a long-term competitive advantage in
                                            its market.
--------------------------------------------------------------------------------
*New holdings in portfolio.
(Table continued on the next page.)

--------------------------------------------------------------------------------
REDUCTIONS                                  COMMENTS
--------------------------------------------------------------------------------
Canadian Pacific**                          Conglomerate's      stock      price
                                            appreciated  after  it  announced  a
                                            breakup of the company.
--------------------------------------------------------------------------------
Cooper Industries**                         This industrial  company  received a
                                            takeover offer at a high price.
--------------------------------------------------------------------------------
Conoco**                                    This   oil   company   increased its
                                            leverage  by  acquiring Gulf Canada,
                                            an  oil and gas exploration concern,
                                            at a high price.
--------------------------------------------------------------------------------
Duke Energy                                 Relative  valuation  of this utility
                                            increased  sharply  during  a run-up
                                            in gas prices in 2000.
--------------------------------------------------------------------------------
Whirlpool**                                 Valuation of this  consumer durables
                                            company  became high as the economic
                                            environment deteriorated.
--------------------------------------------------------------------------------
**Eliminated from portfolio.


                                                               See page 1 of the
                                                             accompanying insert
                                                                  for a complete
                                                                  listing of the
                                                                     portfolio's
                                                                       holdings.

REPORT FROM THE ADVISER
  FOR EQUITY INCOME PORTFOLIO

The EQUITY INCOME PORTFOLIO recorded a total return of 0.8% in the fiscal year ended September 30, 2001. This modest gain was considerably ahead of the -9.3% loss for the average equity income fund and the -8.9% decline for the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT

The decline in stock indexes from their March 2000 peaks reached traditional "bear market" proportions during our fiscal year. However, during much of the descent the market did not wear the typical look of a bear market. Past bear markets have usually resulted from a contraction in the overall economy, but this decline was primarily due to the collapse of business spending on technology and other capital equipment. Despite this collapse, and despite more than a year of falling stock prices, consumers did not lose heart through mid-year 2001.

     By summer 2001, the final quarter of our portfolio's fiscal year, evidence began emerging that consumers had grown more cautious in response to a weakening job market. Even so, consumer spending held up fairly well, and equity investors seemed remarkably optimistic. There was no great exodus from stock mutual funds and only a limited negative reaction by professional money managers. Perhaps the relative calm reflected the fact that few of today's investors had been through a severe bear market or severe recession.

     And investors seem to have deep-seated faith in the powers of the Federal Reserve Board to prevent or mitigate a recession. But the September 11 attacks on the United States abruptly ended expectations that a recession would be averted by the Fed's campaign of lowering interest rates and pumping up the money supply. Most observers now believe that the U.S. economy is shrinking. The depth and length of the downturn will depend on the extent to which consumers are able and willing to spend.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields are high both in relation to current market averages and to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
--------------------------------------------------------------------------------

     While no one likes a recession, we note that economic retrenchment can be helpful insofar as it purges the excesses of the previous boom. Recession probably should be feared less now than in the past. The Fed is well schooled in countering downturns, and it is willing to act. And the U.S. government's finances were in better shape for this situation than for many past crises, giving the government the flexibility to lower taxes or raise spending to fight a downturn. We believe the economy will emerge stronger than ever from this trial, although no one can say with authority how long that recovery will take.

THE PORTFOLIO'S SUCCESSES

The food, tobacco, retail, and chemical groups made the strongest contributions to the Equity Income Portfolio's performance during the past year. A slowing economy and weak earnings prospects in technology stocks led investors to seek out the food and tobacco groups, which traditionally hold up well during recessions. Our weightings in both groups were heavier than those of the Russell 1000 Value Index, which helped us to outpace that benchmark. Retail stocks were strong owing to steady consumer spending. Chemical stocks, which we also overweighted, benefited from investors' enthusiasm for industry consolidation. Other factors that helped us to outperform the index during the year included our avoidance of technology stocks and our underweighting in the financial services and automobile groups.

THE PORTFOLIO'S SHORTFALLS

The main drags on the portfolio's performance were our holdings in the petroleum, electrical equipment, telecommunications, and bank groups. Petroleum stocks were hurt as oil prices fell. Even so, our holdings in the petroleum group did better, on average, than those in the index. The electrical equipment group was weak mainly because of General Electric, whose stock was hurt by slowing sales growth. Slowing demand and overcapacity hurt telecom stocks. Bank stocks also suffered, mostly owing to concerns about declining credit quality and falling revenue from fee-generating businesses.

THE PORTFOLIO'S POSITIONING

The events of the past year demonstrated that no investment theme plays forever, and they underscored the importance of diversification. In addition, the market's extreme volatility reinforced the "safety net" aspect of large-capitalization, dividend-paying stocks, such as those in the Equity Income Portfolio. The world is a more unpredictable place today than it was before September 11, and at such times the markets tend to turn toward more defensive investments. This is particularly important now because stock prices, despite the past year's declines, are still high in relation to past norms for all the traditional valuation measures.

     The portfolio invests in well-established companies that have strong positions in their industries. Our holdings are diversified across 23 industries, with the largest concentrations in such core economic sectors as petroleum, telephones, health care, banks, and food. The major companies in these important industries have proven their ability to weather difficult economic conditions and to provide solid capital appreciation when economic conditions again turn favorable.

Roger D. Newell,  Chairman Newell  Associates

October 11, 2001

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2001

ADDITIONS                                   COMMENTS
--------------------------------------------------------------------------------
Coca-Cola                                   Purchased  additional  shares  after
                                            the  price  dropped  when management
                                            predicted  a  slowdown  in worldwide
                                            consumption.
--------------------------------------------------------------------------------
DuPont                                      Concerns about sagging world demand
                                            further  depressed  the stock price,
                                            giving  us  a  chance  to add to our
                                            stake   in   this  premier  chemical
                                            maker.
--------------------------------------------------------------------------------
Ford Motor                                  Its sales  and  stock price dropped.
                                            Ford  will  be a long-term survivor,
                                            and   its  valuation  is  attractive
                                            relative to its history.
--------------------------------------------------------------------------------
General Electric                            It delivers consistent, high-quality
                                            earnings  growth.  We  increased our
                                            stake  after the stock fell owing to
                                            concerns over slowing sales and GE's
                                            proposed purchase of Honeywell.
--------------------------------------------------------------------------------
Gillette                                    Competition in the battery business
                                            caused  a near-term fall in revenue,
                                            but    Gillette   retains    leading
                                            positions   in   several   household
                                            products.
--------------------------------------------------------------------------------
Johnson & Johnson                           A health  care  leader that delivers
                                            steady    earnings    growth.    Its
                                            valuation fell to attractive levels
                                            because  of  market concerns about a
                                            possible acquisition by the company.
--------------------------------------------------------------------------------
Merck                                       Competition  and   product  pipeline
                                            concerns  depressed the stock price,
                                            creating opportunities to accumulate
                                            at attractive valuations.
--------------------------------------------------------------------------------

REDUCTIONS
--------------------------------------------------------------------------------
American Home Products                      Strong    performance  over the past
                                            year   pushed  the   stock  to lofty
                                            valuation levels.
--------------------------------------------------------------------------------
Baker Hughes                                We sold  after  increased demand and
                                            rising  oil  prices pushed the price
                                            to relatively high levels.
--------------------------------------------------------------------------------
Baxter International                        We cut   back  our holding after the
                                            share price rose on enthusiasm about
                                            improving prospects.
--------------------------------------------------------------------------------
Lockheed Martin                             Because investors expect a surge in
                                            defense spending, its price was bid
                                            up.
--------------------------------------------------------------------------------
                                                               SEE PAGE 7 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                     PORTFOLIO'S
                                                                       HOLDINGS.

REPORT FROM THE ADVISER
 FOR DIVERSIFIED VALUE PORTFOLIO

The DIVERSIFIED VALUE PORTFOLIO had a total return of 5.4% for the fiscal year ended September 30. This was a far better result than either the -12.3% return of the average large-cap value fund or the -16.9% decline of the S&P 500/BARRA Value Index. Our full-year result was positive, despite a -5.8% return during the second half of the period, when our holdings and stock markets worldwide fell in response to the September 11 terrorist attacks.

THE INVESTMENT ENVIRONMENT

Most market indexes fared far worse than the value index, but all had their share of very overpriced stocks. The declines during our fiscal year were simply a continuation of the correction that started in March 2000. It would be too much to expect that the decline since then of almost 70% in the Nasdaq Composite Index would not exact some suffering even in value-oriented portfolios. In our portfolio, most of the pain was experienced in August and September 2001. The equity markets are watching both the military response to the terrorist attacks and the consumer reaction, looking for a rebound in consumer confidence. It will take more than interest rate cuts to return us to prosperity.

OUR SUCCESSES

Our successes for the fiscal year included CIT Group and Fort James, which were bought out by Tyco and Georgia-Pacific, respectively. Other strong performers were Philip Morris, Imperial Tobacco Group, Waste Management, and Washington Mutual, none of which is very economically sensitive and all of which were cheap. The really good news for the portfolio was that we avoided the expensive communications and technology stocks, many of which were down 50% or more for the period. These companies never met our low price/earnings (P/E) ratio, high-yield criteria, yet somehow made it into some investors' (and the index's) definition of value.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.
--------------------------------------------------------------------------------

OUR SHORTFALLS

Stocks  that  lagged  in  the  portfolio   included   Boeing,   Reliant  Energy,
Schlumberger, Global Marine, and Halliburton. We've added Boeing, which was hard hit because of serious troubles besetting its airline customers.

Reliant is a power producer and energy-trading firm. The oil services ("other energy") sector--home to Schlumberger and Global Marine--averaged a 10.2% weighting in the portfolio for the fiscal year; before oil and gas prices got even close to present levels, however, we had reduced this sector's weighting to its current 2.7%. We'll reexamine this area when winter brings back demand for natural gas.

OUR PORTFOLIO POSITIONING

About 40% of our portfolio is relatively insensitive to changes in the economy or to energy prices. This should allow our results to be more defensive than those of the overall market while the economy strives to rebound. To date, earnings from our holdings have been more stable than those from corporations as a whole. Current P/E ratios for our holdings are about 14 times the expected earnings for 2001, though most companies will have some problems in the latter part of the year. However, the same warning applies to companies in the benchmark S&P 500/BARRA Value Index, whose average P/E ratio is about 16. While your portfolio's dividend yield of about 2.7% is not high by long-term historical standards, it's easily better than either the 2.2% yield for the S&P 500/BARRA Value Index or the yield of about 1.5% for the S&P 500 Index.

James P. Barrow
Barrow, Hanley, Mewhinney & Strauss, Inc.

October 12, 2001

(See table on the next page.)

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2001

ADDITIONS                                   COMMENTS
--------------------------------------------------------------------------------
Boeing*                                     We like  the defensive nature of the
                                            defense   business,   Boeing's   new
                                            product  line, and  several years of
                                            earnings  growth, but  September  11
                                            has   changed  things for a while at
                                            least.
--------------------------------------------------------------------------------
Honeywell International                     We repurchased this stock at about a
                                            30% discount from the price at which
                                            we  sold  it  (during GE's attempted
                                            acquisition).  We feel the returning
                                            prior management can run the company
                                            well, and have added to our position
                                            as the price declined.
--------------------------------------------------------------------------------
MGIC Investment*                            The  stock  is  near   all-time  low
                                            valuations due to significant short-
                                            term challenges. But  it's  a  solid
                                            business with good long-term  growth
                                            and should have substantial earnings
                                            gains in 2002.
--------------------------------------------------------------------------------
USA Education*                              On  the  surface, this stock seems a
                                            push for  us, since it has a market-
                                            average   P/E  and  a  below-average
                                            yield.  But its midteens growth rate
                                            seems secure.
--------------------------------------------------------------------------------
Wendy's International*                      This improving  fast-food  chain  is
                                            selling  at a reasonable price.
--------------------------------------------------------------------------------

ELIMINATED
--------------------------------------------------------------------------------
FirstEnergy                                 We sold this stock because we didn't
                                            like  its merger with General Public
                                            Utilities--GPU  isn't a fit, and old
                                            contracts  will have  to  be honored
                                            without generating assets.
--------------------------------------------------------------------------------
Halliburton                                 We   sold  this   oil-services stock
                                            because of falling energy prices and
                                            the company's  exposure  to asbestos
                                            litigation.
--------------------------------------------------------------------------------
PNC Financial                               This  bank has very high exposure to
                                            the investment-management  business,
                                            which    might    have   a   revenue
                                            shortfall.
--------------------------------------------------------------------------------
Schlumberger                                Management made a dilutive high-tech
                                            acquisition  and seems  uninterested
                                            in the shareholders. It's not a U.S.
                                            company and has imperial management.
--------------------------------------------------------------------------------
Williams Cos.                               We  sold  this "old" holding because
                                            of  peaking   natural  gas   prices,
                                            California's  price  caps  on  power
                                            costs,    and    worry   about   the
                                            sustainability   of   energy trading
                                            profits.  The company also inherited
                                            the    guaranteed   debt   from  the
                                            spin-off of Williams Communications.
--------------------------------------------------------------------------------
*New holdings in portfolio.

                                                               SEE PAGE 9 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                     PORTFOLIO'S
                                                                       HOLDINGS.

REPORT FROM THE ADVISER
  FOR GROWTH PORTFOLIO

A decline in economic growth and corporate profitability, the bursting of the speculative Internet bubble, and the terrorist attacks on September 11 led to a major decline in U.S. equity prices during the 12 months ended September 30. The broad stock market, as measured by the Wilshire 5000 Index, returned -29.0%. Growth stocks were hit especially hard. The growth portfolio returned -57.3%, and its unmanaged benchmark, the Russell 1000 Growth Index, lost -45.6%.

THE INVESTMENT ENVIRONMENT

Prior to the tragic events of September 11, we believed that a U.S. economic recovery was visible in leading indicators such as new orders, interest rates, money supply, and credit spreads. It seemed that the reductions in short-term interest rates and corrective actions taken by corporations were beginning to reinvigorate the economy, albeit with the lags seen in other periods of recession-like conditions.

     Unfortunately, the events of September 11 may delay recovery, causing a deeper economic contraction and a further slump in confidence. If oil prices remain relatively stable, however, the deterioration need not be substantial. In past periods of weakness--1973-1974, 1980-1981, and 1990-1991--an external shock to the economy resulted in a sharp rise in oil prices that affected countries, companies, and individuals around the world. As yet, the present shock largely affects the United States, and we've avoided potentially damaging spikes in oil prices. Should oil prices rise materially, however, the shock could easily have magnified consequences abroad.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

     In prior periods, when an external shock hit an already weakened economic system, fiscal and monetary policy turned more accommodative to cushion the blow. We see a similar response this time. From our perspective, the combined policy stance will soon be on the scale of the very stimulative policies of 1975 and 1982. On September 17, the Federal Reserve Board reduced the target federal funds rate by 50 basis points to 3.0%. (The Fed cut another 50 basis points on October 2, bringing the reduction in short-term interest rates to 400 basis points.) With manufacturing already in a deep recession and commodity prices continuing to fall, inflation should remain subdued, providing ample room for further monetary stimulus.

     The fiscal push seems to be growing stronger by the day. Congress approved $40 billion for military and relief efforts, as well as $15 billion in federal aid for the airlines. So, despite our concerns about the immediate future, actions by Congress and the central bank make us far more sanguine about the medium term. In fact, given the low levels of economic activity and inventory that existed before September 11, it seems likely that a further decline in economic activity will eventually lead to a more pronounced recovery.

     While we expect a positive trend for gross domestic product in coming quarters, growth will remain weak. There is little pent-up demand in housing and autos; capital spending will remain sluggish; and consumer travel will remain restricted, perhaps for a protracted period. But the trends will be positive, as manufacturers begin to add to depleted inventories and demand for services continues to grow.

     Corporate profits have been far weaker than expected in 2001, with the earnings per share of the S&P 500 Index likely down 20% from 2000. However, we expect the worst of the year-over-year declines to occur in the third quarter, as managements charge all possible expenses against earnings during the three-month period. We believe that much of this likelihood is already reflected in equity prices. Starting in the first quarter of 2002, we expect earnings growth to turn positive in year-over-year comparisons.

     Given the dramatic change in investor expectations for growth, and the major adjustment in valuations (the S&P 500 is now down nearly -30% year over year), we believe equities are very attractive on any longer-term basis. The very low levels of inflation and interest rates should support current valuations, with the S&P 500 now selling at less than 20 times our best estimate of $50 for S&P 500 earnings in 2002. The current earnings yield for the market looks very attractive relative to bonds, where the prices of longer-term U.S. Treasury issues have now likely seen their highs for this cycle.

POSITIONING THE PORTFOLIO

As we evaluate the current investment environment and try to interpret the long-term consequences of the events of September 11, we will not alter the basic investment process that has served us well over many years. History indicates that panic selling in times of crisis is neither wise nor ultimately profitable.

We will continue to look at global markets on a stock-specific basis, combining in-depth fundamental research with a keen attention to price. We will invest in individual companies that are leaders in their respective industries and that have strong management to drive superior relative earnings growth over the next several years. We do not want to turn overly defensive with stock selection, though such a move could appear correct for the short term. We prefer to own a combination of stable growth stocks with clear earnings visibility and market-leading cyclical growth companies that are struggling in the economic slowdown. We balance these two categories with a third group of stocks--companies with fundamentals that were relatively intact before September 11 and for which any negative business impact will be modest.

* In the stable growth category, we would include such holdings as Pfizer, Kroger, Colgate, Johnson & Johnson, Cardinal Health, Comcast, Electronic Data Systems, and Walgreen.

* In the cyclical growth category, we own more economically sensitive companies, such as Micron Technology, Nokia, Dell Computer, Intel, Altera, Flextronics, Cisco, Morgan Stanley, Merrill Lynch, J.P. Morgan Chase, AOL Time Warner, Home Depot, and Veritas. Fundamentals in this category are generally weak and earnings are depressed, but because valuations appear to discount the lack of earnings visibility, these stocks should offer solid investment opportunities in the medium term. We are adding to individual positions where we see such opportunities and are confident that the companies still retain their competitive advantages, financial strength, and superior managements.

* Among the fundamentally strong companies that will sustain little damage in the aftermath of the terrorist attacks are Citigroup, Tyco, General Electric, Kohl's, Microsoft, and American International Group. Our Outlook The recent tragedy suggests that our weak economy will be weaker still in the next several months. We must keep in mind, however, that growth expectations and valuations for equities had already come down before September 11. Stocks are even cheaper today. The Federal Reserve is moving aggressively to inject liquidity into the financial system, with the European and Japanese central banks following close behind. Excess inventories are being eliminated. In fundamental terms, we believe we are close to the bottom in many sectors of the economy. Consumer confidence must be watched, but we remain hopeful that the business environment will be stronger next year. And thankfully, banking and financial markets are operating smoothly in the United States and abroad.

John L. Blundin, Executive
Vice President Christopher M. Toub, Executive Vice President
Alliance Capital Management L.P.

OCTOBER 19, 2001

                                                              See page 22 of the
                                                             accompanying insert
                                                                  for a complete
                                                                  listing of the
                                                                     portfolio's
                                                                       holdings.

REPORT FROM THE ADVISER
  FOR SMALL COMPANY GROWTH PORTFOLIO

The attack on our country on September 11 arguably could overshadow any other adverse event in our nation's history. We are saddened by the tragic loss of lives that day. The ultimate impact is not yet predictable, but the consequences will undoubtedly be significant in both economic and noneconomic ways. What we have seen emerge is a leadership and unity of purpose that augur well for our country, as has been the case when we faced adversity in the past.

THE YEAR IN REVIEW

Small growth stocks faced intense pressure during the fiscal year, but we were able to cushion the portfolio from some of the decline. For the 12 months ended September 30, the SMALL COMPANY GROWTH PORTFOLIo fell -17.9%, less than half the -38.2% loss for the average small-capitalization growth fund and the -42.6% plunge in the Russell 2000 Growth Index.

     As we will discuss later, this cushioning reflected in large part our ability to shift emphasis within the portfolio from "pioneer" and "core growth" companies to lesser-recognized growth companies in our "special situation" category. The portfolio also benefited significantly from our underweighting in technology stocks, which were battered badly during the 12 months.

     The harsh environment for small-cap growth stocks can be traced to early 2000, when extremely high valuations were accorded to many companies' stocks just as their earnings or earnings prospects were peaking. This was particularly true of technology companies. High valuations have been unwinding for 18 months since the March 2000 peaks, a process that intensified in the latter half of fiscal 2001 as corporate earnings forecasts were revised downward. The attacks of September 11 created additional pressures, and now earnings troubles have broadened to other sectors, including the consumer stocks that had been holding up fairly well.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.
--------------------------------------------------------------------------------

OUR RESULTS

A large weighting in health care (about 24% of assets on average) paid off during the fiscal year, producing a positive return. Among the strong performers in this group were DENTSPLY (dental products), Genzyme (a biotechnology stock we have now sold), and Beverly Enterprises (nursing homes). Poor performers included Vertex (biotechnology) and Bausch & Lomb (vision care).

     Another emphasis in the fund's portfolio was consumer stocks, which, as noted earlier, fell after September 11. On a relative basis, we did well, but our absolute performance was not good during the second half of the year. Among the second-half disappointments were Bally Total Fitness, Steven Madden (shoes), and Callaway Golf. On the other hand, retailer PETsMART was a large contributor to performance. We took advantage of the recent price declines in this sector to buy more of some of the stocks we already own, such as Radio One (broadcasting), Too Inc. (girls' apparel), and Optimal Robotics (self-serve supermarket checkout gear). We've also added new names like Expedia and Travelocity.com (online travel services), Pier 1 (retailer), and Gaiam (healthy lifestyle products).

     Our underweighting in tech stocks relative to our index benchmark helped limit our loss during the fiscal year. Despite a horrible environment for technology, we had some significant winners among our holdings, including FLIR (infrared products), Microtune (cable modem components), and SeaChange (video-on-demand servers). Poor results within the group included Verity (software), Maxtor (disk drives), and Avant! (software).

     Other sectors where the portfolio outperformed the index included producer durables, aided by such holdings as Clayton Homes and Palm Harbor Homes (manufactured housing); transportation, with solid results from C.H. Robinson (freight logistics) and Heartland Express and Werner Enterprises (truckers); and utilities, where General Communication, Inc. (an Alaskan telecom operator) performed well. We lagged the index in the energy and financial services sectors, although our financial stocks did produce a positive absolute return for the portfolio.

     We believe our three-pronged, diversified approach to stock selection gives us a valuable degree of flexibility in the volatile small-cap arena. As you know, our holdings include pioneers (companies in the development stage), core growth (companies with established records of earnings growth), and special situations (usually turnaround cases). Most recently, we've emphasized special situations, such as PETsMART and FLIR, because the timeliness of earnings trends and the reasonableness of valuations have been much more important factors in the market than pioneering concepts or secular growth.

OUR OUTLOOK

The economy is contracting, which has a magnified impact on corporate earnings. The fiscal and monetary policies adopted by our government to boost the economy are helpful, but downward earnings revisions probably will continue for some time. In such a period, we look for companies with the following characteristics: (1) management flexibility; (2) low debt or good prospects for same; (3) high profitability or strong prospects for same; and (4) a growing or recurring revenue stream. When these are in place, we then must feel that the stock is selling at an attractive price.

     We have seen the earnings growth for our total portfolio decelerate from very high levels to modest levels. We expect that the market will accord high valuations to companies that can show earnings growth in the next year, since such firms will be scarce. We'll use our considerable experience with researching small companies to try to make sure the portfolio owns a significant number of such companies.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager
Granahan Investment Management, Inc.

OCTOBER 11, 2001


                                                              See page 24 of the
                                                             accompanying insert
                                                                  for a complete
                                                                  listing of the
                                                                     portfolio's
                                                                       holdings.

REPORT FROM THE ADVISER
  FOR INTERNATIONAL PORTFOLIO

In fiscal 2001, the INTERNATIONAL PORTFOLIO offered no protection from the global bear market. The portfolio fell by -28.1%, which was in line with the return of the MSCI EAFE Index, but some 3 percentage points ahead of that of the average international stock mutual fund. In the 20 years that I have been managing money for Vanguard--including 7 years at the helm of the International Portfolio--such a fall is unparalleled. I have never felt humbler.

THE INVESTMENT ENVIRONMENT

The dreadful events of September 11 dominate our thoughts as we write this report. Our holdings declined -11.5% during September--an understandable reaction to the challenge that the attacks pose to everyday economic life in the developed world. Even before that shock, fiscal 2001 was a terrible year for many growth stocks: The EAFE Growth Index fell by -29.6% in U.S. dollar terms in the preceding 11 months. (Our portfolio lost -18.9% in that period.) For the full fiscal year, the EAFE Growth Index declined -36.3%.

     The economic impact of the attacks is likely to be greatest in the United States. We have reduced our estimates for economic growth over the next 18 months by 2.0% in the United States, by 1.4% in Japan and the emerging markets, and by 0.8% in Europe.

     The many uncertainties about how the war on terrorism will evolve have a direct bearing on economic growth and corporate profits, which drive stock prices. Before September, the world economic cycle had become remarkably synchronized, and we had anticipated a likely recovery during the second half of 2001. Now we believe we may have to wait up to six months more for a rebound. We hope it will be a sharp, V-shaped recovery.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

     It is still possible to talk of Europe as undergoing a "normal" economic cycle, because, unlike in the United States, capital investment in Europe in the 1998-2000 period was not excessive. That said, the European Central Bank has been much less aggressive than the U.S. Federal Reserve Board in easing monetary policy, owing to the ECB's longer-term time frame--a fact that is bound to moderate the upturn. European stocks are cheap by many criteria, and so is the euro, making us optimistic about the 68% of the portfolio's net assets invested there.

     Japan is different. There is no such thing as a normal economic cycle there at the moment, and the government and central bank have many fewer options to stimulate the economy than their counterparts in the United States and Europe. A new reformist prime minister, Junichiro Koizumi, was elected in April, and he appeared to have the guts to take the measures necessary to rescue Japan from economic stagnation. However, we have as yet seen no significant policy moves to confirm our judgment. The Japanese stock market is at its cheapest level in 20 years, but it will take a powerful catalyst for the market to realize its upside potential.

OUR SUCCESSES

Against the background of the past 12 months, success seems a hollow word. However, one-quarter of the stocks in the portfolio had positive returns for the year. These were disproportionately in the United Kingdom, where, as in the past, many of our most defensive stocks were sited. Six of our 15 French stocks also rose in value. Fortunately, France and the United Kingdom represented more than half of our total European position. These defensive stocks are now unusually expensive and risk falling out of favor, even though their earnings expectations may be fully met. For this reason, we have slowly taken profits in these holdings, reinvesting the sales proceeds in more reasonably valued equities.

     Our extreme caution toward Japan prior to the spring election also served us well, and we benefited from hedging most of our yen exposure back to dollars for much of the year. However, Mr. Koizumi's election heralded a false dawn, and our substantial purchases among Japanese companies that we thought would benefit from the new government's policies have yet to yield the desired result.

OUR SHORTFALLS

Six months ago, our portfolio was relatively well positioned for the collapse in the financial markets that ensued. Unfortunately, we started the process of recycling our winners into more economically sensitive European stocks and into Japan too soon. Our timing proved costly. We stand by our new stock selections, but we could have bought them at much cheaper prices.

     A second frustration is that we sold the last of our oil stocks in the period, believing that their prices had risen as much as could be expected. While this proved to be true, we must acknowledge that the prices of these stocks have held up much better than those of the stocks we still own.

THE PORTFOLIO'S POSITIONING

Times of rapid technological change, like the 1990s, attract an avalanche of capital to both new and established companies. This easy money heightens competition and kills the business plans of many and the profitability, in the short term, of all. The survivors of the tech bubble's bursting can be expected to be new growth stocks with strong market positions and renewed pricing power. We are slowly building positions in companies like Nokia, STMicroelectronics, and ARM Holdings. We're currently investing 9% of the portfolio in tech stocks, some of which appear modestly valued--though their earnings prospects are still very uncertain in the near term. We anticipate adding to these positions as conditions warrant.

     An additional 24% of the portfolio is invested in cyclical stocks that are unlikely to perform strongly until investors believe that their local economies are approaching troughs. Prominent among these are media companies, such as France's Vivendi, and companies with retailing or leisure businesses. Under normal circumstances, we would expect these troughs to occur in the first half of 2002, although we don't foresee Japan recovering as quickly.

     Of the roughly 20% of the portfolio invested in Japan, half is committed to defensive businesses that we believe will restructure with government encouragement. A quarter is invested in electronics, with a bias toward specialized companies and away from the larger manufacturers, and the remaining quarter is in cheap cyclicals.

     About 24% of the portfolio is in financial companies, predominantly banks (though not in Japan, where the outlook for financial stocks is very poor). Our holdings are notably biased toward banks that serve consumers rather than corporations, which have less predictable prospects. We have also retained a prominent holding in ING, a Dutch-based insurance group with extensive European retail-banking interests, which looks particularly cheap.

     Finally, we have more than 30% of the portfolio invested in nontech growth stocks, which have served us well in the past year. Many of these stocks have become expensive, as they were bid up by investors seeking safe havens. In the short term, we will selectively reduce these holdings. But in the long term, this part of the portfolio should contain many winners.


Richard Foulkes, Executive Vice President
Schroder Investment Management North America Inc.

OCTOBER 14, 2001

(See table on the next page.)

PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2001

ADDITIONS                                   COMMENTS
--------------------------------------------------------------------------------
Nippon Telegraph and                        These Japanese companies have strong
   Telephone, Tokyo Electric                balance sheets and are likely  to be
   Power*, Mitsui & Co.,                    major    beneficiaries    of     any
   Hitachi*                                 restructuring trend.
--------------------------------------------------------------------------------
Allied Irish Banks*,                        These are two of   Europe's cheapest
   BNP Paribas*                             retail   banks,   with   top-quality
                                            businesses.
--------------------------------------------------------------------------------

REDUCTIONS
--------------------------------------------------------------------------------
TotalFinaElf**                              This  was  our only oil stock, which
                                            looked   expensive   if OPEC were to
                                            lose control of oil prices.
--------------------------------------------------------------------------------
Tesco                                       Europe's  leading supermarket chain.
                                            This stock  was  fully valued in the
                                            short  term,  having   doubled.  Our
                                            position   was   halved  to fund our
                                            Japanese purchases.
--------------------------------------------------------------------------------
Koninklijke Philips                         We took profits as the outlook for
   electronics                              consumer    Electronics    and   for
                                            semiconductors     continued      to
                                            deteriorate.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.


                                                              See page 31 of the
                                                             accompanying insert
                                                                  for a complete
                                                                  listing of the
                                                                     portfolio's
                                                                       holdings.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
  FOR BALANCED PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 38-39.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

Yield                                3.5%
Turnover Rate                         27%
Expense Ratio                       0.29%
Cash Investments                     1.7%
-----------------------------------------

---------------------------------------------
TEN LARGEST STOCKS
  (% OF TOTAL EQUITIES)

Alcoa Inc.                               2.7%
  (aluminum)

International Business Machines Corp.    2.5
  (computer technology)

Citigroup, Inc.                          2.5
  (financial services)

Verizon Communications                   2.3
  (telecommunications)

Abbott Laboratories                      1.9
  (pharmaceuticals)

Pharmacia Corp.                          1.9
  (pharmaceuticals)

Northrop Grumman Corp.                   1.9
  (aerospace & defense)

U.S. Bancorp                             1.8
  (banking)

Union Pacific Corp.                      1.8
  (railroad)

Royal Dutch Petroleum Co. ADR            1.7
  (energy)
---------------------------------------------
Top Ten                                 21.0%
---------------------------------------------
Top Ten as % of Total Net Assets        13.5%
---------------------------------------------

--------------------------------------------------------------------
VOLATILITY MEASURES

                               S&P                          WILSHIRE
                PORTFOLIO      500       PORTFOLIO              5000
--------------------------------------------------------------------
R-Squared            0.47     1.00            0.32              1.00
Beta                 0.39     1.00            0.32              1.00
--------------------------------------------------------------------

-----------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                               S&P       WILSHIRE
                               PORTFOLIO       500           5000
-----------------------------------------------------------------
Auto & Transportation               9.4%      1.7%           2.0%
Consumer Discretionary              6.7      12.1           13.6
Consumer Staples                    4.8       8.2            7.2
Financial Services                 20.9      19.5           20.9
Health Care                         8.6      15.5           15.4
Integrated Oils                     8.5       5.7            3.8
Other Energy                        1.4       1.8            2.3
Materials & Processing             11.3       2.9            3.2
Producer Durables                   7.0       2.6            3.1
Technology                          6.8      14.0           13.7
Utilities                          12.0       9.9            9.5
Other                               2.6       6.1            5.3
-----------------------------------------------------------------


--------------------------
PORTFOLIO ASSET ALLOCATION

Stocks                 64%
Bonds                  34%
Cash Investments        2%
--------------------------


(Portfolio Profile continues on the next page.)

------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                S&P       WILSHIRE
                              PORTFOLIO         500           5000
------------------------------------------------------------------
Number of Stocks                    105         500          6,196
Median Market Cap                $26.2B      $54.3B         $33.8B
Price/Earnings Ratio              18.1x       23.8x          24.2x
Price/Book Ratio                   2.3x        3.3x           2.9x
Dividend Yield                     2.3%        1.5%           1.5%
Return on Equity                  19.9%       24.4%          23.1%
Earnings Growth Rate               8.9%       15.3%          15.4%
Foreign Holdings                   9.4%        1.5%           0.0%
------------------------------------------------------------------

-----------------------------
EQUITY INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                   VALUE
-----------------------------

----------------------------------------
FIXED INCOME INVESTMENT FOCUS

CREDIT QUALITY          INVESTMENT GRADE
                               CORPORATE

AVERAGE MATURITY                  MEDIUM
----------------------------------------

-------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                  LEHMAN           LEHMAN
                               PORTFOLIO          INDEX*          INDEX**
-------------------------------------------------------------------------
Number of Bonds                      110           2,488            6,665
Yield to Maturity                   5.8%            5.6%             5.4%
Average Coupon                      6.9%            6.8%             6.7%
Average Maturity               9.1 years       9.3 years        8.0 years
Average Quality                      Aa3             Aa3              Aaa
Average Duration               5.5 years       5.3 years        4.5 years
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF BONDS)

Treasury/Agency+                   19.0%
Aaa                                 6.9
Aa                                 15.8
A                                  36.9
Baa                                20.5
Ba                                  0.9
B                                   0.0
Not Rated                           0.0
----------------------------------------
Total                             100.0%
----------------------------------------

-------------------------------------------
DISTRIBUTION BY ISSUER
 (% OF BONDS)

Asset-Backed                           1.0%
Commercial Mortgage-Backed             1.9
Finance                               25.3
Foreign                                3.2
Government Mortgage-Backed             7.8
Industrial                            33.6
Treasury/Agency                       11.2
Utilities                             16.0
-------------------------------------------
Total                                100.0%
-------------------------------------------


 *Lehman Credit A or Better Index.
**Lehman Aggregate Bond Index.
+Includes government mortgage-backed bonds.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
 FOR EQUITY INCOME PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 38-39.

-----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                    BEST       WILSHIRE
                                  PORTFOLIO         FIT*           5000
-----------------------------------------------------------------------
Number of Stocks                        107          712          6,196
Median Market Cap                    $54.5B       $31.1B         $33.8B
Price/Earnings Ratio                  22.3x        18.8x          24.2x
Price/Book Ratio                       3.1x         2.3x           2.9x
Yield                                  2.3%         2.2%           1.5%
Return on Equity                      24.4%        20.7%          23.1%
Earnings Growth Rate                   9.0%        10.4%          15.4%
Foreign Holdings                       7.6%         0.0%           0.0%
Turnover Rate                            1%           --             --
Expense Ratio                         0.33%           --             --
Cash Investments                       2.3%           --             --
-----------------------------------------------------------------------

-------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Verizon Communications                5.0%
 (telecommunications)
Exxon Mobil Corp.                      4.7
 (oil)
BP PLC ADR                             3.5
 (oil)
SBC Communications Inc.                3.5
 (telecommunications)
Bristol-Myers Squibb Co.               3.3
 (pharmaceuticals)
Merck & Co., Inc.                      2.7
(pharmaceuticals)
Bank of America Corp.                  2.7
 (banking)
Philip Morris Cos., Inc.               2.5
 (tobacco)
American Home Products Corp.           2.2
 (pharmaceuticals)
GlaxoSmithKline PLC                    2.1
 (pharmaceuticals)
-------------------------------------------
Top Ten                              32.2%
------------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES

                                      BEST                     WILSHIRE
                      PORTFOLIO       FIT*     PORTFOLIO           5000
-----------------------------------------------------------------------
R-Squared                  0.83       1.00          0.14           1.00
Beta                       0.83       1.00          0.30           1.00
-----------------------------------------------------------------------

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                    BEST       WILSHIRE
                                 PORTFOLIO          FIT*           5000
-----------------------------------------------------------------------
Auto & Transportation                 2.8%          3.2%           2.0%
Consumer Discretionary                6.4           9.7           13.6
Consumer Staples                     12.9           6.7            7.2
Financial Services                   19.6          31.3           20.9
Health Care                          16.0           5.9           15.4
Integrated Oils                      14.1           8.7            3.8
Other Energy                          0.7           1.6            2.3
Materials & Processing                4.1           5.1            3.2
Producer Durables                     2.7           3.4            3.1
Technology                            0.0           5.4           13.7
Utilities                            16.9          17.2            9.5
Other                                 3.8           1.8            5.3
-----------------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS

MAREKT CAP              LARGE
STYLE                   VALUE
-----------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Russell 1000 Value Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
  FOR DIVERSIFIED VALUE PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 38-39.

-----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                    BEST       WILSHIRE
                                 PORTFOLIO          FIT*           5000
-----------------------------------------------------------------------
Number of Stocks                        46           341          6,196
Median Market Cap                   $11.3B        $31.4B         $33.8B
Price/Earnings Ratio                 16.9x         19.9x          24.2x
Price/Book Ratio                      2.0x          2.1x           2.9x
Yield                                 2.3%          2.2%           1.5%
Return on Equity                     18.3%         18.4%          23.1%
Earnings Growth Rate                 10.9%          9.8%          15.4%
Foreign Holdings                      4.2%          0.0%           0.0%
Turnover Rate                          29%            --             --
Expense Ratio                        0.45%            --             --
Cash Investments                      3.3%            --             --
-----------------------------------------------------------------------

------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Allstate Corp.                       3.5%
 (insurance)

MGIC Investment Corp.                 3.4
 (insurance)

Philip Morris Cos., Inc.              3.3
 (tobacco)

XL Capital Ltd. Class A               3.2
 (insurance)

Service Corp. International           3.2
 (funeral & cemetery)

J.P. Morgan Chase & Co.               3.1
 (banking)

Entergy Corp.                         3.0
 (electrical utilities)

Watson Pharmaceuticals, Inc.          2.9
 (pharmaceuticals)

Occidental Petroleum Corp.            2.9
 (oil)

American Electric Power Co., Inc.     2.8
 (electrical utilities)
------------------------------------------
Top Ten                              31.3%
------------------------------------------

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)

                                                    BEST       WILSHIRE
                                PORTFOLIO           FIT*           5000
-----------------------------------------------------------------------
Auto & Transportation                0.0%           3.4%           2.0%
Consumer Discretionary              18.1           11.8           13.6
Consumer Staples                     5.9            1.5            7.2
Financial Services                  31.8           31.6           20.9
Health Care                          4.1            1.8           15.4
Integrated Oils                      8.1           11.9            3.8
Other Energy                         2.7            3.6            2.3
Materials & Processing               4.3            5.7            3.2
Producer Durables                    4.2            3.9            3.1
Technology                           0.0            7.1           13.7
Utilities                           17.7           16.2            9.5
Other                                3.1            1.5            5.3
-----------------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                   VALUE
-----------------------------

*S&P 500/BARRA Value Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
  FOR EQUITY INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 38-39.

-----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                  TARGET       WILSHIRE
                                PORTFOLIO         INDEX*           5000
-----------------------------------------------------------------------
Number of Stocks                      506            500          6,196
Median Market Cap                  $54.3B         $54.3B         $33.8B
Price/Earnings Ratio                23.8x          23.8x          24.2x
Price/Book Ratio                     3.3x           3.3x           2.9x
Yield                                1.3%           1.5%           1.5%
Return on Equity                    24.4%          24.4%          23.1%
Earnings Growth Rate                15.3%          15.3%          15.4%
Foreign Holdings                     1.5%           1.5%           0.0%
Turnover Rate                          8%             --             --
Expense Ratio                       0.17%             --             --
Cash Investments                     0.0%             --             --
-----------------------------------------------------------------------

-----------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

General Electric Co.                 3.9%
 (conglomerate)

Microsoft Corp.                      2.9
 (software)

Exxon Mobil Corp.                    2.9
 (oil)

Pfizer, Inc.                         2.7
 (pharmaceuticals)

Wal-Mart Stores, Inc.                2.3
 (retail)

American International Group, Inc.   2.2
 (insurance)

Citigroup, Inc.                      2.1
 (financial services)

Johnson & Johnson                    1.8
 (pharmaceuticals)

International Business
 Machines Corp.                      1.7
 (computer technology)

SBC Communications Inc.              1.7
 (telecommunications)
-----------------------------------------
Top Ten                             24.2%
-----------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES

                                   TARGET                      WILSHIRE
                    PORTFOLIO      INDEX*      PORTFOLIO           5000
-----------------------------------------------------------------------
R-Squared                1.00        1.00           0.93           1.00
Beta                     1.00        1.00           0.92           1.00
-----------------------------------------------------------------------

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)

                                                  TARGET       WILSHIRE
                                PORTFOLIO         INDEX*          5000
-----------------------------------------------------------------------
Auto & Transportation                1.7%           1.7%           2.0%
Consumer Discretionary              12.1           12.1           13.6
Consumer Staples                     8.2            8.2            7.2
Financial Services                  19.5           19.5           20.9
Health Care                         15.5           15.5           15.4
Integrated Oils                      5.7            5.7            3.8
Other Energy                         1.8            1.8            2.3
Materials & Processing               2.9            2.9            3.2
Producer Durables                    2.6            2.6            3.1
Technology                          14.0           14.0           13.7
Utilities                            9.9            9.9            9.5
Other                                6.1            6.1            5.3
-----------------------------------------------------------------------


-----------------------------
INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                   BLEND
-----------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*S&P 500 Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
 FOR MID-CAP INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on pages 38-39.

-----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                  TARGET       WILSHIRE
                                PORTFOLIO         INDEX*           5000
-----------------------------------------------------------------------
Number of Stocks                      405            400          6,196
Median Market Cap                   $2.4B          $2.3B         $33.8B
Price/Earnings Ratio                19.6x          19.6x          24.2x
Price/Book Ratio                     2.2x           2.2x           2.9x
Yield                                0.9%           1.2%           1.5%
Return on Equity                    17.1%          17.2%          23.1%
Earnings Growth Rate                14.1%          14.1%          15.4%
Foreign Holdings                     0.4%           0.4%           0.0%
Turnover Rate                         36%             --             --
Expense Ratio                       0.28%             --             --
Cash Investments                     0.0%             --             --
-----------------------------------------------------------------------

-----------------------------------------
Ten Largest Holdings
 (% of total net assets)

Genzyme Corp.                        1.2%
 (pharmaceuticals)

IDEC Pharmaceuticals Corp.           1.0
 (biotechnology)

M & T Bank Corp.                     1.0
 (banking)

SunGard Data Systems, Inc.           0.9
 (financial services)

Electronic Arts Inc.                 0.8
 (consumer electronics)

Marshall & Ilsley Corp.              0.8
 (banking)

Quest Diagnostics, Inc.              0.8
 (health care)

R.J. Reynolds Tobacco Holdings, Inc. 0.8
 (tobacco)

Telephone & Data Systems, Inc.       0.8
 (telecommunications)

National Commerce Financial Corp.    0.7
 (banking)
-----------------------------------------
Top Ten                              8.8%
-----------------------------------------

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                  TARGET       WILSHIRE
                               PORTFOLIO          INDEX*           5000
-----------------------------------------------------------------------
Auto & Transportation               3.0%            3.0%           2.0%
Consumer Discretionary             14.0            14.5           13.6
Consumer Staples                    4.6             4.8            7.2
Financial Services                 23.7            23.6           20.9
Health Care                        13.8            13.8           15.4
Integrated Oils                     0.4             0.5            3.8
Other Energy                        4.9             4.9            2.3
Materials & Processing              6.7             6.7            3.2
Producer Durables                   4.9             5.6            3.1
Technology                         12.5            11.4           13.7
Utilities                           9.8             9.7            9.5
Other                               1.7             1.5            5.3
-----------------------------------------------------------------------

-----------------------------
Investment Focus

MARKET CAP             MEDIUM
STYLE                   BLEND
-----------------------------

*S&P MidCap 400 Index.

PORTFOLIO PROFILE                                       AS OF SEptember 30, 2001
  for Growth Portfolio

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 38-39.

-----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                    BEST       WILSHIRE
                               PORTFOLIO            FIT*           5000
-----------------------------------------------------------------------
Number of Stocks                      51             548          6,196
Median Market Cap                 $88.1B          $80.4B         $33.8B
Price/Earnings Ratio               32.2x           32.9x          24.2x
Price/Book Ratio                    3.6x            5.3x           2.9x
Yield                               0.3%            0.8%           1.5%
Return on Equity                   25.3%           27.9%          23.1%
Earnings Growth Rate               21.5%           21.9%          15.4%
Foreign Holdings                    4.2%            0.0%           0.0%
Turnover Rate                       136%              --             --
Expense Ratio                      0.33%              --             --
Cash Investments                    0.8%              --             --
-----------------------------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

General Electric Co.                8.1%
 (conglomerate)

Pfizer, Inc.                        7.0
 (pharmaceuticals)

American International Group, Inc.  5.3
 (insurance)

AOL Time Warner Inc.                5.3
  (media)

Citigroup, Inc.                     4.8
 (financial services)

Microsoft Corp.                     4.7
 (software)

Tyco International Ltd.             4.6
 (diversified services)

Home Depot, Inc.                    3.7
 (retail)

Liberty Media Corp.                 3.5
 (media)

Johnson & Johnson                   3.1
 (pharmaceuticals)
-----------------------------------------
Top Ten                            50.1%
----------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES

                                   BEST                        WILSHIRE
                    PORTFOLIO      FIT*        PORTFOLIO           5000
-----------------------------------------------------------------------
R-Squared                0.95      1.00             0.89           1.00
Beta                     1.08      1.00             1.48           1.00
-----------------------------------------------------------------------

------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                               BEST       WILSHIRE
                              PORTFOLIO        FIT*           5000
------------------------------------------------------------------
Auto & Transportation              0.0%        0.7%           2.0%
Consumer Discretionary            15.5        14.2           13.6
Consumer Staples                   3.8         8.2            7.2
Financial Services                15.4        10.4           20.9
Health Care                       17.8        27.9           15.4
Integrated Oils                    0.0         0.1            3.8
Other Energy                       3.7         2.3            2.3
Materials & Processing             0.0         0.5            3.2
Producer Durables                  2.9         2.1            3.1
Technology                        20.7        22.9           13.7
Utilities                          7.4         2.7            9.5
Other                             12.8         8.0            5.3
------------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                  GROWTH
-----------------------------


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Russell 1000 Growth Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
  FOR SMALL COMPANY GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 38-39.


------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               BEST       WILSHIRE
                              PORTFOLIO        FIT*           5000
------------------------------------------------------------------
Number of Stocks                    543       1,268          6,196
Median Market Cap                 $0.8B       $0.6B         $33.8B
Price/Earnings Ratio              39.6x       39.3x          24.2x
Price/Book Ratio                   2.2x        2.7x           2.9x
Yield                              0.7%        0.5%           1.5%
Return on Equity                  10.9%       15.6%          23.1%
Earnings Growth Rate              16.3%       19.8%          15.4%
Foreign Holdings                   2.4%        0.0%           0.0%
Turnover Rate                       73%          --             --
Expense Ratio                     0.50%          --             --
Cash Investments                   8.2%          --             --
------------------------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

DENTSPLY International Inc.                    2.7%
 (medical)

Mettler-Toledo International Inc.              2.3
 (electronics)

Sun Communities, Inc. REIT                     2.0
 (real estate)

Equity Residential Properties Trust REIT       1.8
 (real estate)

Henry Schein, Inc.                             1.6
 (medical)

Clayton Homes Inc.                             1.5
 (materials & construction)

Fleming Cos., Inc.                             1.5
 (foods)

Jefferies Group, Inc.                          1.5
 (securities brokers & services)

Mid Atlantic Medical Services, Inc.            1.4
 (health care)

Regency Centers Corp. REIT                     1.4
 (real estate)
---------------------------------------------------
Top Ten                                       17.7%
---------------------------------------------------

----------------------------------------------------------------
VOLATILITY MEASURES

                                   BEST                 WILSHIRE
                    PORTFOLIO      FIT*    PORTFOLIO        5000
----------------------------------------------------------------
R-Squared                0.90      1.00         0.45        1.00
Beta                     0.90      1.00         1.19        1.00
----------------------------------------------------------------

----------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                BEST    WILSHIRE
                              PORTFOLIO         FIT*        5000
----------------------------------------------------------------
Auto & Transportation              5.0%         1.7%        2.0%
Consumer Discretionary            21.3         19.9        13.6
Consumer Staples                   2.1          2.2         7.2
Financial Services                14.2         11.5        20.9
Health Care                       26.9         25.0        15.4
Integrated Oils                    0.0          0.1         3.8
Other Energy                       2.9          4.6         2.3
Materials & Processing             2.7          3.7         3.2
Producer Durables                  9.7          9.4         3.1
Technology                        13.5         18.5        13.7
Utilities                          1.6          2.9         9.5
Other                              0.1          0.5         5.3
----------------------------------------------------------------

-----------------------------
Investment Focus

MARKET CAP              SMALL
STYLE                  GROWTH
-----------------------------

*Russell 2000 Growth Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
 FOR INTERNATIONAL PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 38-39.

----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                            MSCI
                                           PORTFOLIO       EAFE*
----------------------------------------------------------------
Number of Stocks                                 122         913
Turnover Rate                                    50%          --
Expense Ratio                                  0.43%          --
Cash Investments                                3.5%          --
----------------------------------------------------------------

----------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

ING Groep NV                                    7.1%
 (financial services)

Vivendi Universal SA                            3.4
 (media)

Suez SA                                         3.3
 (conglomerate)

HBOS PLC                                        2.9
 (banking)

AstraZeneca Group PLC                           2.7
 (pharmaceuticals)

Vodafone Group PLC                              2.6
 (cellular telecommunications)

East Japan Railway Co.                          2.3
 (transportation)

L'Air Liquide SA (Registered)                   2.0
 (chemicals)

Samsung Electronics Co. Ltd.                    1.9
 (electronics)

Nippon Telegraph and Telephone Corp.            1.8
 (telecommunications)
----------------------------------------------------
Top Ten                                        30.0%
----------------------------------------------------

----------------------------------------------------
VOLATILITY MEASURES
                                                MSCI
                              PORTFOLIO         EAFE
----------------------------------------------------
R-Squared                          0.89         1.00
Beta                               0.96         1.00



Country Diversification table is on the next page.

-----------------------------
Allocation by Region

Europe                    71%
Pacific                   25%
Emerging Markets           4%
-----------------------------



                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Morgan Stanley Capital International Europe, Australasia, Far East Index.

----------------------------------------------------
COUNTRY DIVERSIFICATION
 (% OF COMMON STOCKS)

                                                MSCI
                             PORTFOLIO          EAFE
----------------------------------------------------
EUROPE
United Kingdom                    22.5%        23.6%
France                            18.3         11.0
Netherlands                       11.2          5.6
Ireland                            4.3          0.7
Switzerland                        4.0          7.3
Germany                            3.6          7.7
Sweden                             2.6          2.1
Italy                              1.9          4.5
Belgium                            0.9          1.1
Finland                            0.8          1.6
Spain                              0.5          3.1
Austria                            0.0          0.2
Denmark                            0.0          1.0
Greece                             0.0          0.3
Norway                             0.0          0.5
Portugal                           0.0          0.6
----------------------------------------------------
Subtotal                          70.6%        70.9%
----------------------------------------------------
PACIFIC
Japan                             20.7%        23.2%
Hong Kong                          2.8          1.9
Singapore                          2.0          0.8
Australia                          0.0          3.1
New Zealand                        0.0          0.1
----------------------------------------------------
Subtotal                          25.5%        29.1%
----------------------------------------------------
EMERGING MARKETS
South Korea                        2.0%          --
Taiwan                             1.6           --
Mexico                             0.3           --
----------------------------------------------------
Subtotal                           3.9           --
----------------------------------------------------
Total                            100.0%       100.0%
----------------------------------------------------

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
  FOR REIT INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on pages 38-39.

---------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           WILSHIRE
                             PORTFOLIO         5000
---------------------------------------------------
Number of Stocks                   111        6,196
Median Market Cap                $1.9B       $33.8B
Price/Earnings Ratio             16.2x        24.2x
Price/Book Ratio                  1.5x         2.9x
Dividend Yield                   7.4%*         1.5%
Return on Equity                 11.4%        23.1%
Earnings Growth Rate             12.5%        15.4%
Foreign Holdings                  0.0%         0.0%
Turnover Rate                      10%           --
Expense Ratio                    0.39%           --
Cash Investments                  2.1%           --
---------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT           10.1%
Equity Residential Properties Trust REIT       6.0
Simon Property Group, Inc. REIT                3.6
Public Storage, Inc. REIT                      3.1
ProLogis Trust REIT                            2.8
Vornado Realty Trust REIT                      2.7
Boston Properties, Inc. REIT                   2.7
Apartment Investment &
  Management Co. Class A REIT                  2.5
Avalonbay Communities, Inc. REIT               2.5
Archstone Communities Trust REIT               2.5
---------------------------------------------------
Top Ten                                       38.5%
---------------------------------------------------

--------------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE

Apartments                       25.1%
Office                           24.5
Retail                           19.4
Industrial                       14.6
Diversified                      12.1
Hotels                            4.3
--------------------------------------
Total                           100.0%
--------------------------------------

-----------------------------
INVESTMENT FOCUS

MARKET CAP              SMALL
STYLE                   VALUE
-----------------------------

                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

*This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of such return of capital is determined by each REIT only after its fiscal year-end.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the portfolio's trading activity. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR BALANCED PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1991-SEPTEMBER 30, 2001

                                     AVERAGE          COMPOSITE
               BALANCED             BALANCED         STOCK/BOND        S&P 500
              PORTFOLIO                FUND*            INDEX**          INDEX

199109            10000                10000              10000          10000
199112            10574                10724              10768          10838
199203            10356                10639              10525          10565
199206            10721                10735              10816          10766
199209            11029                11009              11226          11105
199212            11334                11534              11633          11664
199303            11918                12001              12175          12174
199306            12244                12182              12366          12233
199309            12584                12526              12765          12549
199312            12827                12771              12925          12840
199403            12314                12361              12400          12353
199406            12498                12209              12330          12405
199409            12920                12491              12718          13011
199412            12749                12449              12777          13009
199503            13798                13207              13886          14276
199506            14978                14161              15180          15639
199509            15976                14863              16101          16882
199512            16885                15585              17085          17898
199603            17453                15989              17391          18859
199606            17693                16359              17914          19705
199609            18413                16715              18396          20314
199612            19625                17729              19661          22007
199703            19730                17707              19854          22597
199706            22109                19535              22453          26543
199709            23495                20732              23958          28531
199712            24164                21098              24826          29350
199803            26055                22688              27180          33444
199806            26310                22967              28120          34548
199809            25202                21407              26717          31112
199812            27074                23942              30450          37738
199903            27074                24156              31101          39618
199906            29102                25259              32177          42410
199909            27581                24096              30831          39762
199912            28245                26022              33682          45678
200003            27831                26680              34480          46726
200006            27917                26370              33981          45485
200009            29211                26821              34122          45044
200012            31170                26413              32885          41520
200103            31132                25010              30875          36597
200106            32244                25772              32160          38739
200109            30422                23681              29460          33053
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED SEPTEMBER 30, 2001
                              -----------------------------------    FINAL VALUE
                                    ONE        FIVE         TEN     OF A $10,000
                                   YEAR       YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
Balanced Portfolio                4.15%      10.56%      11.77%          $30,422
Average Balanced Fund*          -11.71        7.22        9.00            23,681
Composite Stock/Bond Index**    -13.95        9.88       11.41            29,460
S&P 500 Index                   -26.62       10.23       12.70            33,053
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-SEPTEMBER 30, 2001

                                        COMPOSITE
                    BALANCED           STOCK/BOND
                   PORTFOLIO              INDEX**

1992                    10.3                 12.3
1993                    14.1                 13.7
1994                     2.7                 -0.4
1995                    23.7                 26.6
1996                    15.3                 14.3
1997                    27.6                 30.2
1998                     7.3                 11.5
1999                     9.4                 15.4
2000                     5.9                 10.8
2001                     4.1                -14.0
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index;  35% Lehman  Long  Credit AA or Better  Bond Index  through
  March 31, 2000; 35% Lehman Credit A or Better Index thereafter.
Note: See Financial Highlights table on page 57 for dividend and capital gains information for the past five years.

Performance Summary                                     As of September 30, 2001
  for Equity Income Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 7, 1993-SEPTEMBER 30, 2001

                              AVERAGE       RUSSELL      WILSHIRE
         EQUITY INCOME  EQUITY INCOME    1000 VALUE          5000        S&P 500
             PORTFOLIO          FUND*         INDEX         INDEX          INDEX

6/7/1993         10000          10000         10000         10000          10000
  199306         10090          10090         10090         10090          10049
  199309         10681          10522         10588         10498          10258
  199312         10521          10697         10559         10689          10282
  199403          9862          10298         10190         10291           9892
  199406         10046          10394         10254         10211           9933
  199409         10506          10788         10516         10765          10419
  199412         10390          10521         10349         10683          10417
  199503         11432          11331         11333         11647          11432
  199506         12118          12124         12348         12735          12523
  199509         13205          12969         13427         13899          13518
  199512         14432          13741         14318         14576          14332
  199603         14827          14335         15129         15395          15101
  199606         15476          14798         15389         16074          15779
  199609         15722          15191         15837         16528          16267
  199612         17129          16344         17417         17668          17623
  199703         17763          16573         17863         17783          18095
  199706         20109          18718         20496         20786          21254
  199709         21705          20294         22537         22814          22846
  199712         23019          20765         23544         23197          23502
  199803         25410          22853         26289         26273          26780
  199806         25066          22613         26406         26785          27665
  199809         24135          20345         23347         23563          24913
  199812         27076          23003         27224         28632          30219
  199903         26748          22841         27614         29713          31724
  199906         29133          24992         30728         32032          33960
  199909         26634          22845         27717         29913          31840
  199912         26396          23771         29224         35378          36577
  200003         25667          23536         29364         36728          37416
  200006         25641          23317         27988         35081          36422
  200009         27450          24711         30188         35139          36069
  200012         29398          25381         31274         31509          33247
  200103         27993          23851         29443         27621          29305
  200106         28853          24975         30880         29685          31021
  200109          7663          22426         27498         25025          27230
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED SEPTEMBER 30, 2001
                              -----------------------------------    FINAL VALUE
                                    ONE        FIVE       SINCE     OF A $10,000
                                   YEAR       YEARS   INCEPTION       INVESTMENT
--------------------------------------------------------------------------------
Equity Income Portfolio           0.78%      11.96%      13.02%          $27,663
Average Equity Income Fund*      -9.25        8.10       10.20            22,426
Russell 1000 Value Index         -8.91       11.67       12.94            27,498
Wilshire 5000 Index             -28.95        8.60       11.66            25,025
S&P 500 Index                   -26.62       10.23       12.80            27,230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 7, 1993-SEPTEMBER 30, 2001


                    EQUITY INCOME      RUSSELL 1000
                        PORTFOLIO       VALUE INDEX

1993                          6.8               5.9
1994                         -1.6              -0.7
1995                         25.7              27.7
1996                         19.1              17.9
1997                         38.1              42.3
1998                         11.2               3.6
1999                         10.4              18.7
2000                          3.1               8.9
2001                          0.8              -8.9
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 58 for dividend and capital gains information for the past five years.

Performance Summary                                     As of September 30, 2001
  for Diversified Value Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 8, 1999-SEPTEMBER 30, 2001

                              AVERAGE       S&P 500/
           DIVERSIFIED      LARGE-CAP    BARRA VALUE      WILSHIRE       S&P 500
       VALUE PORTFOLIO    VALUE FUND*    VALUE INDEX    5000 INDEX         INDEX

2/8/1999         10000          10000          10000         10000         10000
  199903         10240          10435          10285         10490         10498
  199906         11170          11327          11396         11309         11238
  199909          9310          10366          10344         10561         10536
  199912          8692          11304          11272         12490         12104
  200003          8712          11419          11299         12966         12382
  200006          8874          11221          10813         12385         12053
  200009          9978          11465          11766         12406         11936
  200012         10954          11454          11958         11124         11002
  200103         11172          10973          11177          9752          9698
  200106         11814          11657          11670         10480         10265
  200109         10520          10053           9894          8649          8646
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED SEPTEMBER 30, 2001
                              ----------------------------------     FINAL VALUE
                                             ONE          SINCE     OF A $10,000
                                            YEAR      INCEPTION       INVESTMENT
--------------------------------------------------------------------------------
Diversified Value Portfolio                5.42%          1.94%          $10,520
Average Large-Cap Value Fund*            -12.32           0.20            10,053
S&P 500/BARRA Value Index                -16.89          -0.40             9,894
Wilshire 5000 Index                      -28.95          -5.35             8,649
S&P 500 Index                            -26.62          -5.36             8,646
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) FEBRUARY 8, 1999-SEPTEMBER 30, 2001

                                                S&P 500/
                          DIVERSIFIED        BARRA VALUE
                      VALUE PORTFOLIO        VALUE INDEX

1999                             -6.9                4.7
2000                              7.2               13.7
2001                              5.4              -16.9
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 58 for dividend information since inception.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR EQUITY INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1991-SEPTEMBER 30, 2001

                EQUITY           AVERAGE
                 INDEX         LARGE-CAP             WILSHIRE         S&P 500
             PORTFOLIO        CORE FUND*           5000 INDEX           INDEX

199109           10000             10000                10000           10000
199112           10830             10887                10870           10838
199203           10549             10729                10725           10565
199206           10743             10694                10713           10766
199209           11074             10984                11041           11105
199212           11627             11702                11845           11664
199303           12126             12141                12350           12174
199306           12177             12221                12442           12233
199309           12479             12649                12946           12549
199312           12764             12936                13182           12840
199403           12268             12495                12690           12353
199406           12319             12382                12591           12405
199409           12919             12908                13275           13011
199412           12909             12768                13173           13009
199503           14168             13809                14363           14276
199506           15507             14986                15704           15639
199509           16732             16097                17139           16882
199512           17734             16869                17975           17898
199603           18683             17790                18985           18859
199606           19514             18493                19821           19705
199609           20110             19068                20382           20314
199612           21787             20344                21788           22007
199703           22355             20529                21929           22597
199706           26256             23863                25632           26543
199709           28217             25712                28133           28531
199712           29013             26090                28605           29350
199803           33053             29463                32399           33444
199806           34138             30294                33030           34548
199809           30748             26883                29057           31112
199812           37335             32706                35308           37738
199903           39193             34214                36640           39618
199906           41933             36465                39500           42410
199909           39309             34277                36887           39762
199912           45193             40056                43626           45678
200003           46200             41703                45291           46726
200006           44992             40543                43260           45485
200009           44589             40389                43332           45044
200012           41106             36504                38855           41520
200103           36220             31777                34061           36597
200106           38325             33346                36606           38739
200109           32689             29408                30787           33053
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED SEPTEMBER 30, 2001
                              -----------------------------------    FINAL VALUE
                                    ONE        FIVE         TEN     OF A $10,000
                                   YEAR       YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
Equity Index Portfolio          -26.69%      10.20%      12.57%          $32,689
Average Large-Cap Core Fund*    -27.41        9.06       11.39            29,408
Wilshire 5000 Index             -28.95        8.60       11.90            30,787
S&P 500 Index                   -26.62       10.23       12.70            33,053
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-SEPTEMBER 30, 2001

                                  EQUITY
                                   INDEX              S&P 500
                               PORTFOLIO                INDEX

1992                                10.7                 11.1
1993                                12.7                 13.0
1994                                 3.5                  3.7
1995                                29.5                 29.7
1996                                20.2                 20.3
1997                                40.3                 40.4
1998                                 9.0                  9.0
1999                                27.8                 27.8
2000                                13.4                 13.3
2001                               -26.7                -26.6
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 59 for dividend and capital gains information for the past five years.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR MID-CAP INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 9, 1999-SEPTEMBER 30, 2001

                MID-CAP          AVERAGE               S&P
                  INDEX          MID-CAP           MID-CAP            WILSHIRE
              PORTFOLIO       CORE FUND*         400 INDEX          5000 INDEX

2/9/1999          10000            10000             10000               10000
  199903          10150            10308             10136               10251
  199906          11610            11596             11571               11051
  199909          10650            11033             10599               10320
  199912          12499            14491             12421               12205
  200003          14115            1653              13997               12671
  200006          13655            15956             13535               12103
  200009          15312            16657             15179               12123
  200012          14740            15519             14595               10871
  200103          13144            14599             13023                9529
  200106          14884            16122             14736               10241
  200109          12424            13009             12295                8839
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED SEPTEMBER 30, 2001
                              ----------------------------------     FINAL VALUE
                                    ONE                SINCE        OF A $10,000
                                   YEAR            INCEPTION          INVESTMENT
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio          -18.86%                8.57%            $12,424
Average Mid-Cap Core Fund*       -21.90                10.48              13,009
S&P MidCap 400 Index             -19.00                 8.15              12,295
Wilshire 5000 Index              -28.95                -4.57               8,839
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) FEBRUARY 9, 1999-SEPTEMBER 30, 2001

                         MID-CAP                     S&P
                           INDEX                 MID-CAP
                       PORTFOLIO               400 INDEX

1999                         6.5                     6.0
2000                        43.8                    43.2
2001                       -18.9                   -19.0
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 59 for dividend and capital gains information since inception.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
  FOR GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 7, 1993-SEPTEMBER 30, 2001

                             AVERAGE
               GROWTH      LARGE-CAP  RUSSELL 1000       WILSHIRE        S&P 500
            PORTFOLIO   GROWTH FUND*  GROWTH INDEX     5000 INDEX          INDEX

6/7/1993        10000          10000         10000          10000          10000
  199306        10160          10160         10160          10160          10049
  199309        10260          10658         10310          10571          10258
  199312        10601          10893         10709          10764          10282
  199403        10279          10499         10237          10362           9892
  199406        10349          10195         10133          10281           9933
  199409        10863          10808         10912          10840          10419
  199412        11056          10675         10994          10757          10417
  199503        12083          11471         12040          11728          11432
  199506        13365          12788         13224          12823          12523
  199509        14341          13922         14425          13995          13518
  199512        15293          14172         15081          14678          14332
  199603        16367          14927         15891          15502          15101
  199606        17545          15692         16902          16185          15779
  199609        18327          16290         17511          16643          16267
  199612        19407          17083         18569          17791          17623
  199703        19549          16958         18668          17906          18095
  199706        22863          20044         22199          20930          21254
  199709        23598          21921         23867          22972          22846
  199712        24577          21865         24230          23358          23502
  199803        28402          25132         27901          26455          26780
  199806        30485          26552         29168          26971          27665
  199809        27696          23701         26518          23726          24913
  199812        34593          30187         33608          28831          30219
  199903        35944          32732         35745          29919          31724
  199906        37052          33869         37120          32254          33960
  199909        35250          32674         35761          30121          31840
  199912        42352          41685         44752          35623          36577
  200003        44616          45197         47941          36983          37416
  200006        44693          42794         46647          35325          36422
  200009        45208          42584         44138          35383          36069
  200012        33876          34911         34717          31728          33247
  200103        23302          28207         27461          27813          29305
  200106        25053          29652         29773          29891          31021
  200109        19300          23945         23994          25025          27230
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED SEPTEMBER 30, 2001
                                  ---------------------------------- FINAL VALUE
                                    ONE        FIVE       SINCE     OF A $10,000
                                   YEAR       YEARS   INCEPTION       INVESTMENT
--------------------------------------------------------------------------------
Growth Portfolio                 -57.31%       1.04%       8.23%         $19,300
Average Large-Cap Growth Fund*   -43.77        8.01       11.07           23,945
Russell 1000 Growth Index        -45.64        6.50       11.10           23,994
Wilshire 5000 Index              -28.95        8.60       11.66           25,025
S&P 500 Index                    -26.62       10.23       12.80           27,230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 7, 1993-SEPTEMBER 30, 2001

                              GROWTH            RUSSELL 1000
                           PORTFOLIO            GROWTH INDEX

1993                             2.6                     3.1
1994                             5.9                     5.8
1995                            32.0                    32.2
1996                            27.8                    21.4
1997                            28.8                    36.3
1998                            17.4                    11.1
1999                            27.3                    34.9
2000                            28.2                    23.4
2001                           -57.3                   -45.6
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 60 for dividend and capital gains information for the past five years.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
  FOR SMALL COMPANY GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 3, 1996-SEPTEMBER 30, 2001


           SMALL COMPANY         AVERAGE            RUSSELL
                  GROWTH       SMALL-CAP        2000 GROWTH             WILSHIRE
               PORTFOLIO    GROWTH FUND*              INDEX           5000 INDEX

6/3/1996           10000           10000              10000                10000
  199606            9530            9530               9530                 9944
  199609            9840            9772               9449                10225
  199612            9751            9723               9474                10931
  199703            8887            8600               8480                11001
  199706           10062           10230               9969                12859
  199709           12021           12054              11655                14114
  199712           11045           11130              10701                14351
  199803           12385           12475              11972                16254
  199806           11448           11975              11284                16570
  199809            9604            9207               8761                14577
  199812           11923           11579              10832                17713
  199903           10989           11211              10650                18382
  199906           13110           12977              12221                19816
  199909           13060           13236              11620                18506
  199912           19236           18831              15500                21886
  200003           22306           21683              16939                22722
  200006           22735           20466              15690                21703
  200009           23112           20723              15067                21739
  200012           22275           17899              12023                19493
  200103           20057           14367              10195                17088
  200106           23435           16580              12028                18365
  200109           18983           12800               8651                15445
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED SEPTEMBER 30, 2001
                                ---------------------------------    FINAL VALUE
                                    ONE        FIVE       SINCE     OF A $10,000
                                   YEAR       YEARS   INCEPTION       INVESTMENT

Small Company Growth Portfolio   -17.87%      14.04%      12.79%         $18,983
Average Small-Cap Growth Fund*   -38.23        5.69        4.88           12,890
Russell 2000 Growth Index        -42.59       -1.75       -2.69            8,651
Wilshire 5000 Index              -28.95        8.60        8.51           15,445
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 3, 1996-SEPTEMBER 30, 2001

                           SMALL COMPANY            RUSSELL
                                  GROWTH        2000 GROWTH
                               PORTFOLIO              INDEX

1996                                -1.6               -5.5
1997                                22.2               23.4
1998                               -20.1              -24.8
1999                                36.0               32.6
2000                                77.0               29.7
2001                               -17.9              -42.6
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 60 for dividend and capital gains information for the past five years.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR INTERNATIONAL PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 3, 1994-SEPTEMBER 30, 2001

                                               AVERAGE
               INTERNATIONAL             INTERNATIONAL         MSCI EAFE
                   PORTFOLIO                     FUND*             INDEX

6/3/1994               10000                     10000             10000
  199406                9990                     10092              9990
  199409               10310                     10313             10000
  199412               10159                      9678              9898
  199503               10138                      9493             10082
  199506               10883                      9883             10155
  199509               11466                     10370             10579
  199512               11773                     10567             11007
  199603               12447                     11038             11325
  199606               12926                     11422             11504
  199609               12998                     11358             11490
  199612               13492                     11793             11673
  199703               13768                     11946             11490
  199706               15706                     13265             12981
  199709               15409                     13418             12889
  199712               13943                     12393             11880
  199803               15777                     14212             13628
  199806               15973                     14310             13772
  199809               14063                     11995             11815
  199812               16569                     13967             14256
  199903               16415                     14180             14454
  199906               17174                     14968             14821
  199909               17152                     15348             15472
  199912               20775                     19231             18100
  200003               22165                     19378             18081
  200006               21533                     18347             17364
  200009               19488                     16968             15964
  200012               19384                     16162             15535
  200103               17037                     13851             13406
  200106               16642                     13855             13266
  200109               14002                     11915             11409
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED SEPTEMBER 30, 2001
                              ----------------------------------     FINAL VALUE
                                 ONE          FIVE        SINCE     OF A $10,000
                                YEAR         YEARS    INCEPTION       INVESTMENT
--------------------------------------------------------------------------------
International Portfolio       -28.15%         1.50%        4.70%         $14,002
Average International Fund*   -30.93          0.67         2.51           11,988
MSCI EAFE Index               -28.53         -0.14         1.82           11,409
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 3, 1994-SEPTEMBER 30, 2001


                        INTERNATIONAL              MSCI EAFE
                            PORTFOLIO                  INDEX

1994                              3.1                    0.1
1995                             11.2                    6.1
1996                             13.4                    8.9
1997                             18.6                   12.5
1998                             -8.7                   -8.1
1999                             22.0                   31.3
2000                             13.6                    3.4
2001                            -28.1                  -28.5
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 61 for dividend and capital gains information for the past five years.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR REIT INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 9, 1999-SEPTEMBER 30, 2001


                REIT INDEX             AVERAGE REAL            MORGAN STANLEY
                 PORTFOLIO             ESTATE FUND*                REIT INDEX

2/9/1999             10000                    10000                     10000
  199903              9750                     9727                      9529
  199906             10690                    10871                     10456
  199909              9850                     9871                      9628
  199912              9770                     9874                      9557
  200003             10033                    10005                      9809
  200006             11058                    11100                     10808
  200009             11898                    12044                     11640
  200012             12339                    12404                     12079
  200103             12265                    12161                     12024
  200106             13571                    13371                     13313
  200109             13210                    12934                     13275
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED SEPTEMBER 30, 2001
                             -----------------------------------     FINAL VALUE
                                       ONE            SINCE         OF A $10,000
                                      YEAR        INCEPTION           INVESTMENT
--------------------------------------------------------------------------------
REIT Index Portfolio                11.02%           11.13%              $13,210
Average Real Estate Fund*            7.39            10.24                12,934
Morgan Stanley REIT Index           11.49            11.34                13,275
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) FEBRUARY 9, 1999-SEPTEMBER 30, 2001

                           REIT INDEX         MORGAN STANLEY
                            PORTFOLIO             REIT INDEX

1999                             -1.5                   -1.5
2000                             20.8                   20.9
2001                             11.0                   11.5
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 61 for dividend and capital gains information since inception.

Financial Statements
    September 30, 2001

The Statement of Net Assets--an integral part of the Financial Statements for each of the Vanguard Variable Insurance Fund Balanced and Stock portfolios--is included as an insert to this report. Statement of Operations

This Statement shows the types of income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


---------------------------------------------------------------------------------------------------------------------
                                     BALANCED            EQUITY INCOME         DIVERSIFIED VALUE        EQUITY INDEX
                                    PORTFOLIO                PORTFOLIO                 PORTFOLIO           PORTFOLIO
                                  -----------------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30, 2001
                                  -----------------------------------------------------------------------------------
                                        (000)                    (000)                     (000)                (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                            $  8,735                  $ 8,300                  $  2,490          $   16,443
Interest                               14,302                      350                       458                 612
Security Lending                           47                       --                         1                   4
---------------------------------------------------------------------------------------------------------------------
    Total Income                       23,084                    8,650                     2,949              17,059
---------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                             565                      343                       147                  19
    Performance Adjustment                 59                       --                        (3)                 --
  The Vanguard Group--Note C
    Management and Administrative       1,005                      682                       331               2,015
    Marketing and Distribution             67                       40                        12                 160
  Custodian Fees                           17                       22                         3                  61
  Auditing Fees                            11                       11                        11                  11
  Shareholders' Reports                    18                       15                         3                  35
  Trustees' Fees and Expenses               1                        1                        --                   2
---------------------------------------------------------------------------------------------------------------------
    Total Expenses                      1,743                    1,114                       504               2,303
    Expenses Paid Indirectly--Note D       (2)                      --                        --                  --
---------------------------------------------------------------------------------------------------------------------
    Net Expenses                        1,741                    1,114                       504               2,303
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                  21,343                    7,536                     2,445              14,756
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold           26,378                    1,423                     2,536              59,887
  Futures Contracts                        --                       --                        --              (4,237)
  Foreign Currencies and
    Forward Currency Contracts             --                       --                        --                  --
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)               26,378                    1,423                     2,536               55,650
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities               (32,360)                  (7,291)                  (12,365)           (476,368)
  Futures Contracts                        --                       --                        --                 353
  Foreign Currencies and
    Forward Currency Contracts             --                       --                        --                  --
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                      (32,360)                  (7,291)                  (12,365)           (476,015)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
    OPERATIONS                       $ 15,361                  $ 1,668                  $ (7,384)         $ (405,609)
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                           SMALL
                                                                                         COMPANY
                                      MID-CAP INDEX             GROWTH                    GROWTH        INTERNATIONAL
                                          PORTFOLIO          PORTFOLIO                 PORTFOLIO            PORTFOLIO
                                     --------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30, 2001
                                     --------------------------------------------------------------------------------
                                              (000)              (000)                     (000)                (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                              $   2,306         $    3,444                 $   2,715           $   4,931
  Interest                                       50                771                     2,463                 644
  Security Lending                               16                 23                       320                 140
---------------------------------------------------------------------------------------------------------------------
    Total Income                              2,372              4,238                     5,498               5,715
---------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                    19              1,130                       669                 381
    Performance Adjustment                       --                 --                       224                  57
  The Vanguard Group--Note C
    Management and Administrative               499              1,431                     1,272                 628
    Marketing and Distribution                   26                108                        50                  38
  Custodian Fees                                 76                 21                        27                 187
  Auditing Fees                                  11                 11                        11                  14
  Shareholders' Reports                           8                 32                        16                  19
  Trustees' Fees and Expenses                    --                  2                         1                   1
---------------------------------------------------------------------------------------------------------------------
    Total Expenses                              639              2,735                     2,270               1,325
    Expenses Paid Indirectly--Note D             --                 (1)                       --                  (2)
---------------------------------------------------------------------------------------------------------------------
    Net Expenses                                639              2,734                     2,270               1,323
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                         1,733              1,504                     3,228               4,392
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                 13,096           (176,027)                   14,372               6,077
  Futures Contracts                            (144)              (843)                   (5,268)                 --
  Foreign Currencies and
    Forward Currency Contracts                   --                 --                        --               4,032
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                     12,952           (176,870)                    9,104              10,109
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                     (61,630)          (552,672)                 (100,886)           (107,992)
  Futures Contracts                              17                 --                      (262)                 --
  Foreign Currencies and
    Forward Currency Contracts                   --                 --                        --              (1,791)
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION           (61,613)          (552,672)                 (101,148)           (109,783)
  (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $ (46,928)        $ (728,038)                $ (88,816)          $ (95,282)
=====================================================================================================================
*Dividends for the International  Portfolio are net of foreign withholding taxes of $424,000.

--------------------------------------------------------------------------------
                                                            REIT INDEX PORTFOLIO
                                                   YEAR ENDED SEPTEMBER 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $  3,852
  Interest                                                                   71
  Security Lending                                                            1
--------------------------------------------------------------------------------
  Total Income                                                            3,924
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                19
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative                                           195
    Marketing and Distribution                                                8
  Custodian Fees                                                             12
  Auditing Fees                                                              11
  Shareholders' Reports                                                       2
  Trustees' Fees and Expenses                                                --
--------------------------------------------------------------------------------
    Total Expenses                                                          247
    Expenses Paid Indirectly--Note D                                         --
--------------------------------------------------------------------------------
    Net Expenses                                                            247
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,677
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              1,430
  Futures Contracts                                                          --
  Foreign Currencies and Forward Currency Contracts                          --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  1,430
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                     852
  Futures Contracts                                                          --
  Foreign Currencies and Forward Currency Contracts                          --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            852
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $   5,959
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount that insurance-company separate accounts invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                    BALANCED PORTFOLIO   EQUITY INCOME PORTFOLIO
                                   -------------------- ------------------------
                                              YEAR ENDED SEPTEMBER 30,
                                   ---------------------------------------------
                                       2001        2000         2001       2000
                                      (000)       (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income          $   21,343   $  21,573    $   7,536  $   8,821
  Realized Net Gain (Loss)           26,378      29,033        1,423     21,141
  Change in Unrealized Appreciation
    (Depreciation)                  (32,360)    (20,962)      (7,291)   (24,071)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
  Assets Resulting from Operations   15,361      29,644        1,668      5,891
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income             (21,690)    (21,916)      (8,874)   (10,516)
  Realized Capital Gain             (28,920)    (27,737)     (21,26      (3,034)
--------------------------------------------------------------------------------
    Total Distributions             (50,610)    (49,653)     (30,142    (13,550)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                            183,550      58,615       62,462     72,476
  Issued in Lieu of Cash
    Distributions                    50,610      49,653       30,142     13,550
  Redeemed                          (75,020)   (175,011)     (51,793)  (185,527)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions      159,140     (66,743)      40,811    (99,501)
--------------------------------------------------------------------------------
  Total Increase (Decrease)         123,891     (86,752)      12,337   (107,160)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period               511,760     598,512      322,149    429,309
--------------------------------------------------------------------------------
  End of Period                  $  635,651   $ 511,760    $ 334,486  $ 322,149
================================================================================

1Shares Issued (Redeemed)
  Issued                             11,062       3,600        3,106      3,592
  Issued in Lieu of Cash
    Distributions                     3,345       3,052        1,549        630
  Redeemed                           (4,583)    (10,814)      (2,597)    (9,298)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Shares Outstanding                9,824      (4,162)       2,058     (5,076)
================================================================================

--------------------------------------------------------------------------------
                                           DIVERSIFIED              EQUITY INDEX
                                         VALUE PORTFOLIO               PORTFOLIO
                                      -------------------      -----------------
                                                YEAR ENDED SEPTEMBER 30,
                                      ------------------------------------------
                                       2001        2000         2001       2000
                                      (000)       (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income           $   2,445    $    992  $    14,756 $   15,345
  Realized Net Gain (Loss)            2,536      (4,235)      55,650     14,174
  Change in Unrealized Appreciation
    (Depreciation)                  (12,365)      6,030     (476,015)   156,382
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations (7,384)      2,787     (405,609)   185,901
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income              (1,064)       (537)     (15,628)   (15,526)
  Realized Capital Gain                  --          --      (14,026)   (13,484)
--------------------------------------------------------------------------------
  Total Distributions                (1,064)       (537)     (29,654)   (29,010)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                            163,175      36,651      253,273    389,552
  Issued in Lieu of Cash
    Distributions                     1,064         537       29,654     29,010
  Redeemed                          (39,954)    (34,302)    (243,667)  (433,882)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions      124,285       2,886       39,260    (15,320)
--------------------------------------------------------------------------------
  Total Increase (Decrease)         115,837       5,136     (396,003)   141,571
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                47,410      42,274    1,506,954  1,365,383
--------------------------------------------------------------------------------
  End of Period                   $ 163,247    $ 47,410  $ 1,110,951 $1,506,954
================================================================================
1Shares Issued (Redeemed)
  Issued                             14,869       4,146        7,855     10,579
  Issued in Lieu of Cash
    Distributions                       112          58          837        822
  Redeemed                           (3,728)     (3,934)      (7,637)   (11,695)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Shares Outstanding               11,253         270        1,055       (294)
================================================================================

--------------------------------------------------------------------------------
                                                MID-CAP                  GROWTH
                                        INDEX PORTFOLIO               PORTFOLIO
                                     --------------------   --------------------
                                                YEAR ENDED SEPTEMBER 30,
                                     -------------------------------------------
                                       2001        2000         2001       2000
                                      (000)       (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income           $   1,733   $     997  $     1,504 $    2,835
  Realized Net Gain (Loss)           12,952      13,492     (176,870)   236,181
  Change in Unrealized
    Appreciation (Depreciation)     (61,613)     21,999     (552,672)    34,875
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
  Assets Resulting from Operations  (46,928)     36,488     (728,038)   273,891
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income              (1,079)       (267)      (3,346)    (5,305)
  Realized Capital Gain             (13,490)     (1,069)    (236,051)   (50,895)
--------------------------------------------------------------------------------
    Total Distributions             (14,569)     (1,336)    (239,397)   (56,200)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                            133,417     136,987      158,712    369,929
  Issued in Lieu of Cash
    Distributions                    14,569       1,336      239,397     56,200
  Redeemed                          (70,943)    (35,056)    (232,342)  (294,281)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions       77,043     103,267      165,767    131,848
--------------------------------------------------------------------------------
  Total Increase (Decrease)          15,546     138,419     (801,668)   349,539
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period               192,105      53,686    1,302,176    952,637
--------------------------------------------------------------------------------
  End of Period                   $ 207,651   $ 192,105  $   500,508 $1,302,176
================================================================================

1Shares Issued (Redeemed)
Issued                               10,217      10,443        8,493     11,331
Issued in Lieu of Cash
    Distributions                     1,127         122        9,260      1,888
Redeemed                             (5,659)     (2,772)     (13,147)    (9,054)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                5,685       7,793        4,606      4,165
================================================================================

--------------------------------------------------------------------------------
                                          SMALL COMPANY           INTERNATIONAL
                                       GROWTH PORTFOLIO               PORTFOLIO
                                      --------------------  --------------------
                                              YEAR ENDED SEPTEMBER 30,
                                      ------------------------------------------
                                       2001        2000         2001       2000
                                      (000)     (000)     (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income             $ 3,228   $   3,576  $     4,392 $    5,336
  Realized Net Gain (Loss)            9,104     126,644       10,109     27,669
  Change in Unrealized
    Appreciation (Depreciation)    (101,148)     16,645     (109,783)     1,137
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
  Assets Resulting from Operations  (88,816)    146,865      (95,282)    34,142
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income              (3,627)       (928)      (5,054)    (3,702)
  Realized Capital Gain            (126,815)         --      (28,851)    (8,109)
--------------------------------------------------------------------------------
    Total Distributions            (130,442)       (928)     (33,905)   (11,811)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                            131,688     320,601       63,182    203,692
  Issued in Lieu of Cash
    Distributions                   130,442         928       33,905     11,811
  Redeemed                         (132,434)   (155,367)     (98,517)  (144,934)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions      129,696     166,162       (1,430)    70,569
--------------------------------------------------------------------------------
  Total Increase (Decrease)         (89,562)    312,099     (130,617)    92,900
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period               479,626     167,527      364,697    271,797
--------------------------------------------------------------------------------
  End of Period                   $ 390,064   $ 479,626  $   234,080 $  364,697
================================================================================

1Shares Issued (Redeemed)
Issued                                8,419      15,778        4,514     11,369
Issued in Lieu of Cash
  Distributions                       8,609          68        2,313        771
Redeemed                             (8,790)     (7,691)      (7,019)    (8,078)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
  Shares Outstanding                  8,238       8,155         (192)     4,062
================================================================================

--------------------------------------------------------------------------------
                                                              REIT INDEX
                                                               PORTFOLIO
                                                        YEAR ENDED SEPTEMBER 30,
                                                       -------------------------
                                                            2001          2000
                                                           (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $   3,677      $   1,965
  Realized Net Gain (Loss)                                 1,430            (7)
  Change in Unrealized Appreciation (Depreciation)           852         4,482
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              5,959         6,440
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (1,843)         (617)
  Realized Capital Gain                                     (199)          (27)
--------------------------------------------------------------------------------
    Total Distributions                                   (2,042)         (644)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                  54,600        34,563
  Issued in Lieu of Cash Distributions                     2,042           644
  Redeemed                                               (23,326)      (14,569)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                  33,316        20,638
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               37,233        26,434
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     46,994        20,560
--------------------------------------------------------------------------------
  End of Period                                       $   84,227     $  46,994
================================================================================

1Shares Issued (Redeemed)
  Issued                                                   4,486         3,291
  Issued in Lieu of Cash Distributions                       180            67
  Redeemed                                                (1,945)       (1,399)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding          2,721         1,959
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to insurance-company separate accounts on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

-----------------------------------------------------------------------------------------------------------------------
                                                                       BALANCED PORTFOLIO
                                                                  YEAR ENDED SEPTEMBER 30,
                                               ------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2001           2000              1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  16.93       $  17.41          $  17.73     $  17.97     $  14.81
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .54            .71               .63          .63          .60
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      .08            .26               .95          .56         3.31
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    .62            .97              1.58         1.19         3.91
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.72)          (.64)             (.62)        (.60)        (.19)
  Distributions from Realized Capital Gains            (.96)          (.81)            (1.28)        (.83)        (.56)
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (1.68)         (1.45)            (1.90)       (1.43)        (.75)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  15.87       $  16.93          $  17.41     $  17.73     $  17.97
=======================================================================================================================

TOTAL RETURN                                          4.15%          5.91%             9.44%        7.26%       27.60%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $    636       $    512          $    599     $    553     $    468
  Ratio of Total Expenses to Average Net Assets       0.29%          0.25%             0.29%        0.31%        0.32%
  Ratio of Net Investment Income to
    Average Net Assets                                3.53%          3.98%             3.58%        3.72%        3.96%
  Portfolio Turnover Rate                               27%            28%               24%          31%          25%
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                          EQUITY INCOME PORTFOLIO
                                                                          YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2001           2000              1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  21.09       $  21.10          $  19.69     $  18.50     $  13.71
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .44            .58               .51         .490          .42
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     (.26)           .08              1.50        1.475         4.69
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    .18            .66              2.01        1.965         5.11
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.58)          (.52)             (.49)       (.400)        (.15)
  Distributions from Realized Capital Gains           (1.39)          (.15)             (.11)       (.375)        (.17)
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (1.97)          (.67)             (.60)       (.775)        (.32)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  19.30       $  21.09          $  21.10     $  19.69     $  18.50
=======================================================================================================================

TOTAL RETURN                                          0.78%          3.06%            10.36%       11.19%       38.05%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $    334       $    322          $    429     $    375     $    271
  Ratio of Total Expenses to
    Average Net Assets                                0.33%          0.31%             0.33%        0.36%        0.37%
  Ratio of Net Investment Income to
    Average Net Assets                                2.21%          2.44%             2.44%        2.69%        3.11%
  Portfolio Turnover Rate                                1%             8%                6%           6%           8%
=======================================================================================================================

-------------------------------------------------------------------------------------------------
                                                           DIVERSIFIED VALUE PORTFOLIO
                                                       YEAR ENDED SEPTEMBER 30,
                                                      ------------------------         FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2001             2000      SEP. 30, 1999
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   9.85          $  9.31           $  10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .16              .21                .11
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        .36              .45              (.80)
-------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .52              .66              (.69)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.21)            (.12)                 --
  Distributions from Realized Capital Gains                --               --                 --
-------------------------------------------------------------------------------------------------
    Total Distributions                                 (.21)            (.12)                 --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $  10.16          $  9.85           $   9.31
=================================================================================================

TOTAL RETURN                                            5.42%            7.18%             -6.90%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $    163          $    47           $     42
  Ratio of Total Expenses to
    Average Net Assets                                  0.45%            0.45%            0.37%**
  Ratio of Net Investment Income to
    Average Net Assets                                  2.19%            2.67%            2.38%**
  Portfolio Turnover Rate                                 29%              42%                18%
=================================================================================================
 *Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------------------
                                                                           EQUITY INDEX PORTFOLIO
                                                                         YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2001           2000              1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  37.64       $  33.85          $  26.94     $  25.32     $  18.32
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .36            .38               .37          .37          .34
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    (10.23)          4.12              7.04         1.83         6.94
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   (9.87)          4.50              7.41         2.20          7.28
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  (.39)          (.38)             (.37)        (.34)        (.19)
 Distributions from Realized Capital Gains             (.35)          (.33)             (.13)        (.24)        (.09)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                 (.74)          (.71)             (.50)        (.58)        (.28)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  27.03       $  37.64          $  33.85     $  26.94     $  25.32
=======================================================================================================================

TOTAL RETURN                                        -26.69%    13.43%     27.84%      8.97%    40.31%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)              $  1,111       $  1,507          $  1,365     $    920     $    718
 Ratio of Total Expenses to
   Average Net Assets                                 0.17%          0.16%             0.18%        0.20%         0.23%
 Ratio of Net Investment Income to
   Average Net Assets                                 1.11%          1.01%             1.21%        1.48%         1.78%
 Portfolio Turnover Rate                                 8%            11%                4%           1%            1%
=======================================================================================================================


-------------------------------------------------------------------------------------------------
                                                             MID-CAP INDEX PORTFOLIO
                                                        YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------   FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2001             2000      SEP. 30, 1999
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  14.97          $ 10.65           $  10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .09              .08                .04
 Net Realized and Unrealized Gain (Loss)
   on Investments                                      (2.77)             4.49                .61
-------------------------------------------------------------------------------------------------
   Total from Investment Operations                    (2.68)             4.57                .65
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.08)            (.05)                 --
 Distributions from Realized Capital Gains             (1.00)            (.20)                 --
-------------------------------------------------------------------------------------------------
   Total Distributions                                  (1.08)            (.25)                --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $  11.21          $ 14.97           $  10.65
=================================================================================================

TOTAL RETURN                                          -18.86%           43.77%              6.50%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $    208          $   192           $     54
 Ratio of Total Expenses to
   Average Net Assets                                   0.28%            0.28%            0.24%**
 Ratio of Net Investment Income to
   Average Net Assets                                   0.77%            0.90%            1.03%**
Portfolio Turnover Rate                                   36%              43%                24%
=================================================================================================
 * Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

-----------------------------------------------------------------------------------------------------------------------
                                                                             GROWTH PORTFOLIO
                                                                         YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2001           2000              1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  35.14       $  28.96          $  24.33     $  21.51     $   17.58
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .04           .080               .16          .16          .190
 Net Realized and Unrealized Gain
   (Loss) on Investments                            (16.73)          7.795              6.16         3.43         4.615
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                 (16.69)          7.875              6.32         3.59         4.805
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.09)         (.160)             (.16)        (.20)        (.180)
 Distributions from Realized Capital Gains           (6.35)        (1.535)            (1.53)        (.57)        (.695)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                               (6.44)        (1.695)            (1.69)        (.77)        (.875)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  12.01       $  35.14          $  28.96     $  24.33     $   21.51
=======================================================================================================================

TOTAL RETURN                                        -57.31%         28.25%            27.27%       17.37%        28.76%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $    501       $  1,302          $    953     $    631     $     460
 Ratio of Total Expenses to
   Average Net Assets                                 0.33%          0.31%             0.35%        0.39%         0.38%
 Ratio of Net Investment Income to
   Average Net Assets                                 0.18%          0.24%             0.59%        0.74%         1.12%
 Portfolio Turnover Rate                               136%            81%               50%          48%           38%
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                          SMALL COMPANY GROWTH PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2001           2000              1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  22.66       $  12.87          $   9.53     $  11.97     $    9.84
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .11            .17               .06          .06           .04
 Net Realized and Unrealized Gain
   (Loss) on Investments                             (3.40)           9.69              3.35       (2.46)          2.13
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  (3.29)           9.86              3.41       (2.40)          2.17
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.17)          (.07)             (.06)        (.04)         (.04)
 Distributions from Realized Capital Gains           (5.94)             --             (.01)           --            --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                               (6.11)          (.07)             (.07)        (.04)         (.04)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $13.26      $22.66     $12.87       $ 9.53     $11.97
=======================================================================================================================

TOTAL RETURN                                                 -17.87%      76.97%     35.98%      -20.10%     22.16%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $    390       $    480          $    168     $    111     $     133
 Ratio of Total Expenses to
   Average Net Assets                                 0.50%          0.46%             0.49%        0.42%         0.39%
 Ratio of Net Investment Income to
   Average Net Assets                                 0.71%          0.98%             0.58%        0.54%         0.67%
 Portfolio Turnover Rate                                73%           125%               85%         106%           72%
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL PORTFOLIO
                                                                         YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2001           2000              1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  16.96       $  15.58          $  12.96     $  14.55     $   12.74
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .27            .25               .23          .21           .17
 Net Realized and Unrealized Gain
   (Loss) on Investments                             (4.64)           1.80              2.59       (1.48)          2.10
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  (4.37)           2.05              2.82       (1.27)          2.27
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.24)          (.21)             (.20)        (.18)         (.14)
 Distributions from Realized Capital Gains           (1.37)          (.46)                --        (.14)         (.32)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                               (1.61)          (.67)             (.20)        (.32)         (.46)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  10.98       $  16.96          $  15.58     $  12.96     $   14.55
=======================================================================================================================

TOTAL RETURN                                        -28.15%         13.62%            21.97%       -8.74%        18.55%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)               $    234       $    365          $    272     $    217     $     246
Ratio of Total Expenses to
   Average Net Assets                                 0.43%          0.38%             0.46%        0.48%         0.46%
Ratio of Net Investment Income to
   Average Net Assets                                 1.42%          1.48%             1.51%        1.48%         1.43%
Portfolio Turnover Rate                                 50%            41%               39%          38%           22%
=======================================================================================================================


-------------------------------------------------------------------------------------------------
                                                                  REIT INDEX PORTFOLIO
                                                             YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------- FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2001             2000      SEP. 30, 1999
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  11.61          $  9.85           $  10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .45              .43                .28
 Net Realized and Unrealized Gain
   (Loss) on Investments                                  .79             1.57              (.43)
-------------------------------------------------------------------------------------------------
   Total from Investment Operations                      1.24             2.00              (.15)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.37)            (.23)                 --
 Distributions from Realized Capital Gains              (.04)            (.01)                 --
-------------------------------------------------------------------------------------------------
   Total Distributions                                  (.41)            (.24)                 --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $  12.44          $ 11.61           $   9.85
=================================================================================================

TOTAL RETURN                                           11.02%           20.79%             -1.50%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $     84          $    47           $     21
 Ratio of Total Expenses to
   Average Net Assets                                   0.39%            0.47%            0.27%**
 Ratio of Net Investment Income to
   Average Net Assets                                   5.81%            6.30%            6.26%**
 Portfolio Turnover Rate                                  10%               6%                 4%
=================================================================================================
 *Initial share  purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life or other variable benefit insurance contracts.

     Certain investments of the Balanced Portfolio are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index and Growth Portfolios use S&P 500 Index futures; the Mid-Cap Index Portfolio uses S&P MidCap 400 Index futures; and the Small Company Growth Portfolio uses Russell 2000 Index futures, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

     The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements.

Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Brothers Long Credit A or Better Bond Index. For the year ended September 30, 2001, the investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets before an increase of $59,000 (0.01%) based on performance.

     Newell Associates and Alliance Capital Management L.P. provide investment advisory services to the Equity Income and Growth Portfolios, respectively, for fees calculated at an annual percentage rate of average net assets. Prior to June 22, 2001, Lincoln Capital Management Company served as adviser to the Growth Portfolio. For the year ended September 30, 2001, the investment advisory fees of the Equity Income and Growth Portfolios represented effective annual rates of 0.10% and 0.14%, respectively, of average net assets.

     Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Diversified Value Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500/BARRA Value Index. For the year ended September 30, 2001, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio's average net assets before a decrease of $3,000 based on performance.

     Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, provide investment advisory services to the Small Company Growth Portfolio for fees calculated at an annual percentage rate of average net assets. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index and an index of the stocks held by the largest small-capitalization stock mutual funds. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis. For the year ended September 30, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $224,000 (0.05%) based on performance.

     Schroder Investment Management North America Inc. provides investment advisory ser-vices to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended September 30, 2001, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio's average net assets before an increase of $57,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                         CAPITAL CONTRIBUTED       PERCENTAGE         PERCENTAGE
                                 TO VANGUARD     OF PORTFOLIO      OF VANGUARD'S
PORTFOLIO                              (000)      NET ASSETS     CAPITALIZATION
--------------------------------------------------------------------------------
Balanced                              $  128            0.02%              0.13%
Equity Income                             66            0.02               0.07
Diversified Value                         34            0.02               0.03
Equity Index                             231            0.02               0.23
Mid-Cap Index                             47            0.02               0.05
Growth                                   110            0.02               0.11
Small Company Growth                      87            0.02               0.09
International                             51            0.02               0.05
REIT Index                                17            0.02               0.02
--------------------------------------------------------------------------------

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios have asked their investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolios part of the commissions generated. Such rebates are used solely to reduce the portfolios' management and administrative expenses. The portfolios' custodian banks have also agreed to reduce their fees when the portfolios maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended September 30, 2001, these arrangements reduced expenses by:

--------------------------------------------------------
                              EXPENSE REDUCTION
                                     (000)
                    ------------------------------------
                       MANAGEMENT AND          CUSTODIAN
PORTFOLIO              ADMINISTRATIVE               FEES
--------------------------------------------------------
Balanced                          $ 2                 --
Growth                             --                $ 1
International                      --                  2
--------------------------------------------------------

E. During the year ended September 30, 2001, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                     U.S. GOVERNMENT SECURITIES      OTHER INVESTMENT SECURITIES
                               (000)                             (000)
                    ----------------------------    ----------------------------
PORTFOLIO             PURCHASES          SALES       PURCHASES            SALES
--------------------------------------------------------------------------------
Balanced               $ 40,936       $ 24,265       $ 259,616        $ 137,188
Equity Income                --             --          16,692           4,284
Diversified Value            --             --         152,838           29,499
Equity Index                 --             --         129,675          103,145
Mid-Cap Index                --             --         145,469           80,785
Growth                       --             --       1,095,861        1,152,919
Small Company Growth         --             --         313,582          297,184
International                --             --         146,518          165,900
REIT Index                   --             --          41,148            6,451
--------------------------------------------------------------------------------

     At September 30, 2001, the Diversified Value Portfolio had available a capital loss carryforward of $2,119,000 to offset future taxable capital gains of $395,000 through September 30, 2008, and $1,724,000 through September 30, 2009. The Growth Portfolio realized $27,961,000 of capital gains during the month of October, 2000, which are required to be distributed for federal tax purposes; the portfolio plans to distribute these gains in March, 2002. The Growth Portfolio realized capital losses of $204,972,000 between October 31, 2000, and September 30, 2001, which are available to offset future net capital gains.

     During the year ended September 30, 2001, the International Portfolio realized net foreign currency losses of $201,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At September 30, 2001, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

--------------------------------------------------------------------------------
                                                        (000)
                               -------------------------------------------------
                                                                 NET UNREALIZED
                                   APPRECIATED     DEPRECIATED     APPRECIATION
PORTFOLIO                           SECURITIES      SECURITIES   (DEPRECIATION)
--------------------------------------------------------------------------------
Balanced                            $   85,648    $   (38,707)      $    46,941
Equity Income                          106,185        (14,402)           91,783
Diversified Value                        5,534        (18,749)         (13,215)
Equity Index                           374,198       (137,657)          236,541
Mid-Cap Index                           18,372        (60,425)         (42,053)
Growth                                   3,316       (221,226)        (217,910)
Small Company Growth                    49,485       (103,286)         (53,801)
International                           15,642        (70,944)         (55,302)
REIT Index                               6,955         (3,069)            3,886
--------------------------------------------------------------------------------

During the year ended September 30, 2001, the International Portfolio received securities with a value of $1,220,000 in corporate spinoffs that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the portfolio has unrealized gains on these securities that are $1,220,000 greater than tax basis gains.These unrealized gains are included in distributable net investment income for tax purposes, and accordingly have been reclassified from unrealized appreciation to undistributed net investment income.

     At September 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001, and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                         (000)

                                              ----------------------------------
                                     NUMBER OF       AGGREGATE      UNREALIZED
                                          LONG      SETTLEMENT     APPRECIATION
PORTFOLIO/FUTURES CONTRACTS          CONTRACTS           VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Equity Index/S&P 500 Index                  22         $ 5,740            $ 184
Mid-Cap Index/S&P MidCap
   400 Index                                 1            217                 6
Small Company Growth/Russell
   2000 Index                               37           7,512              (5)
--------------------------------------------------------------------------------


Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

     At September 30, 2001, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                              (000)
                         -------------------------------------------------
                         CONTRACT AMOUNT
                         -----------------
CONTRACT                 FOREIGN      U.S.     MARKET VALUE IN       UNREALIZED
SETTLEMENT DATE         CURRENCY   DOLLARS        U.S. DOLLARS     DEPRECIATION
--------------------------------------------------------------------------------
Deliver:
 10/18/2001       JPY  3,889,041  $ 31,429           $  32,607        $ (1,178)
--------------------------------------------------------------------------------
JPY--Japanese yen.

     The International Portfolio had net unrealized foreign currency losses of $24,000 resulting from the translation of other assets and liabilities at September 30, 2001.

G. The market value of securities on loan to broker/dealers at September 30, 2001, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                        (000)
                                          --------------------------------------
                                                             COLLATERAL RECEIVED
                                                        ------------------------
                                  MARKET VALUE
                                     OF LOANED                     U.S. TREASURY
PORTFOLIO                           SECURITIES           CASH         SECURITIES
--------------------------------------------------------------------------------
Balanced                              $ 18,644       $ 13,350           $  5,741
Diversified Value                          434            435                 --
Equity Index                             2,866          2,943                 --
Mid-Cap Index                            1,637          1,640                 --
Small Company Growth                     5,856          7,785                 --
International                           12,665         13,328                 --
--------------------------------------------------------------------------------

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the statements of net assets appearing in the insert to this Annual Report to Shareholders and the accompanying related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Equity Income Portfolio, Diversified Value Portfolio, Equity Index Portfolio, Mid-Cap Portfolio, Growth Portfolio, Small Company Growth Portfolio, International Portfolio and REIT Index Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

NOVEMBER 1, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION (UNAUDITED) FOR VANGUARD VARIABLE INSURANCE FUND

This information for the fiscal year ended September 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The Balanced, Equity Income, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios designate $27,414,000, $21,268,000, $11,220,000, $2,631,000, $229,173,000, $41,532,000, $25,587,000,
and $99,000, respectively, as capital gain dividends (from net long-term capital gains), which were distributed during the fiscal year.

ADVANTAGES OF VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

   Consider the benefits of using Vanguard.com. On our website, you can:

*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

Alfred M. Rankin, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

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ABOUT OUR COVER

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accomplished  sailor--whose work often focuses on seascapes and nautical images.
The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

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Fund Information
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This report is intended for the funds'  shareholders.  It may not be distributed
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fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q690 112001

VANGUARD VARIABLE INSURANCE FUND
   BALANCED AND STOCK PORTFOLIOS

 STATEMENT OF NET ASSETS * SEPTEMBER 30, 2001

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, all of which appear in the accompanying report.

     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index, Mid-Cap Index, and REIT Index Portfolios' securities are listed in descending market-value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

     At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------
CONTENTS

Balanced Portfolio              1       Growth Portfolio                 22
Equity Income Portfolio         7       Small Company Growth Portfolio   24
Diversified Value Portfolio     9       International Portfolio          31
Equity Index Portfolio         11       REIT Index Portfolio             34
Mid-Cap Index Portfolio        17
----------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
BALANCED PORTFOLIO                                SHARES                 (000)
------------------------------------------------------------------------------
COMMON STOCKS (64.2%)
------------------------------------------------------------------------------
AUTO & Transportation (6.0%)
  Union Pacific Corp.                      $     153,000         $       7,176
  Canadian Pacific Ltd.                          150,300                 4,823
  Ford Motor Co.                                 265,024                 4,598
  Canadian National Railway Co.                  111,300                 4,235
  CSX Corp.                                      111,300                 3,506
  Delphi Automotive Systems Corp.                240,601                 2,827
  Norfolk Southern Corp.                         153,000                 2,466
  General Motors Corp.                            55,877                 2,397
  British Airways PLC ADR                         83,300                 2,224
* FedEx Corp.                                     55,600                 2,043
  Delta Air Lines, Inc.                           69,500                 1,831
  KLM Royal Dutch Air Lines NV ADR                32,421                   265
                                                                 -------------
                                                                 $      38,391
                                                                 -------------
Consumer Discretionary (4.3%)
  Kimberly-Clark Corp.                            97,400                 6,039
  Gannett Co., Inc.                               63,400                 3,811
  Waste Management, Inc.                         111,000                 2,968
  Sears, Roebuck & Co.                            83,452                 2,891
  Target Corp.                                    83,400                 2,648

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
BALANCED PORTFOLIO                                SHARES                 (000)
------------------------------------------------------------------------------
  Black & Decker Corp.                     $      83,800         $       2,615
  Dollar General Corp.                           189,800                 2,221
* Staples, Inc.                                  165,000                 2,198
  Newell Rubbermaid, Inc.                         51,200                 1,163
  Gillette Co.                                    25,500                   760
                                                                 -------------
                                                                 $      27,314
                                                                 -------------
CONSUMER STAPLES (3.1%)
  Philip Morris Cos., Inc.                       139,100                 6,717
  Procter & Gamble Co.                            69,500                 5,059
  Kellogg Co.                                    111,300                 3,339
* Safeway, Inc.                                   69,500                 2,761
  Sara Lee Corp.                                  83,400                 1,776
                                                                 -------------
                                                                 $      19,652
                                                                 -------------
FINANCIAL SERVICES (13.4%)
  Citigroup, Inc.                                247,033                10,005
  U.S. Bancorp                                   331,859                 7,361
  Marsh & McLennan Cos., Inc.                     68,300                 6,605
  ACE, Ltd.                                      222,000                 6,409
  CIGNA Corp.                                     75,100                 6,230
  Wachovia Corp                                  199,200                 6,175
  MBIA, Inc.                                     111,750                 5,588
  J.P. Morgan Chase & Co.                        138,400                 4,725
  Ambac Financial Group Inc.                      83,000                 4,541
  American International Group, Inc.              53,100                 4,141
  Merrill Lynch & Co., Inc.                       97,000                 3,938
  Equity Office Properties Trust REIT            111,300                 3,562
  KeyCorp                                        139,100                 3,358
  Archstone Communities Trust REIT               126,200                 3,294
  The Hartford Financial Services
    Group Inc.                                    55,600                 3,266
  PNC Financial Services Group                    55,000                 3,149
  FleetBoston Financial Corp.                     83,600                 3,072
                                                                 -------------
                                                                 $      85,419
                                                                 -------------
HEALTH CARE (5.5%)
  Abbott Laboratories                            153,000                 7,933
  Pharmacia Corp.                                194,695                 7,897
  American Home Products Corp.                    83,400                 4,858
  Baxter International, Inc.                      83,300                 4,586
  Johnson & Johnson                               77,900                 4,316
  Becton, Dickinson & Co.                         83,400                 3,086
  AstraZeneca Group PLC ADR                       55,600                 2,597
                                                                 -------------
                                                                 $      35,273
                                                                 -------------
INTEGRATED OILS (5.4%)
  Royal Dutch Petroleum Co. ADR                  136,400                 6,854
  Total Fina Elf SA ADR                           83,456                 5,637
  Exxon Mobil Corp.                              139,100                 5,481
  Chevron Corp.                                   55,600                 4,712
  Phillips Petroleum Co.                          69,900                 3,770
  Repsol-YPF, SA ADR                             210,500                 3,065
  USX-Marathon Group                             112,000                 2,996
  Unocal Corp.                                    61,187                 1,989
                                                                 -------------
                                                                 $      34,504
                                                                 -------------
OTHER ENERGY (0.9%)
  Schlumberger Ltd.                               83,400                 3,811
  Burlington Resources, Inc.                      56,000                 1,916
                                                                 -------------
                                                                 $       5,727
                                                                 -------------
Materials & Processing (7.3%)
  Alcoa Inc.                                     361,600                11,213
  Dow Chemical Co.                               194,700                 6,378
  E.I. du Pont de Nemours & Co.                  125,286                 4,701
  Alcan Inc.                                     139,100                 4,173
  PPG Industries, Inc.                            75,100                 3,436
  Weyerhaeuser Co.                                65,700                 3,200
  International Paper Co.                         83,500                 2,906
  Akzo Nobel NV ADR                               69,500                 2,826
  Phelps Dodge Corp.                              97,200                 2,673
  Temple-Inland Inc.                              55,200                 2,621
* Corus Group PLC ADR                            166,900                 1,048
  Imperial Chemical Industries PLC ADR            55,600                   954
                                                                 -------------
                                                                 $      46,129
                                                                 -------------
PRODUCER DURABLES (4.5%)
  Northrop Grumman Corp.                          75,300                 7,605
  Caterpillar, Inc.                              111,300                 4,986
  Pitney Bowes, Inc.                             111,300                 4,252
  The Boeing Co.                                  97,600                 3,270
  Parker Hannifin Corp.                           83,400                 2,861
  Emerson Electric Co.                            55,200                 2,598
  Pall Corp.                                     111,300                 2,165
  Alcatel SA ADR                                  69,500                   806
                                                                 -------------
                                                                 $      28,543
                                                                 -------------
TECHNOLOGY (4.4%)
  International Business Machines Corp.          111,300                10,273
  Motorola, Inc.                                 278,200                 4,340
  Hewlett-Packard Co.                            221,900                 3,572
* Dell Computer Corp.                            166,100                 3,078
* Apple Cmputer, Inc.                           140,000                  2,171
  Intel Corp.                                     83,400                 1,705
* Computer Sciences Corp.                         48,100                 1,595
* Micron Technology, Inc.                         55,600                 1,047
                                                                 -------------
                                                                 $      27,781
                                                                 -------------
UTILITIES (7.7%)
  Verizon Communications                         170,712                 9,237
  FPL Group, Inc.                                120,800                 6,469
  Exelon Corp.                                   109,700                 4,893
  SBC Communications Inc.                         99,400                 4,684
* WorldCom Inc.-WorldCom Group                   278,200                 4,184
  ALLTEL Corp.                                    70,200                 4,068
  Cinergy Corp.                                  121,100                 3,738
  Pinnacle West Capital Corp.                     88,300                 3,506
  Qwest Communications International Inc.        165,000                 2,756
  Duke Energy Corp.                               72,300                 2,737
  Progress Energy, Inc.                           61,200                 2,631
                                                                 -------------
                                                                 $      48,903
                                                                 -------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
OTHER (1.7%)
  Norsk Hydro AS ADR                              87,100                 3,170
  Honeywell International Inc.                   110,400                 2,915
  Minnesota Mining & Manufacturing Co.            27,800                 2,736
  Eaton Corp.                                     30,600                 1,812
                                                                 -------------
                                                                 $      10,633
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $368,781)                                                $     408,269
------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------------
CORPORATE BONDS (26.5%)
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
MBNA Master Credit Card Trust
(3) 6.90%, 1/15/2008                       $       2,000         $       2,201


MORTGAGE-BACKED SECURITIES (0.7%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2041                               2,000                 2,124
Morgan Stanley Dean Witter
(3) 6.39%, 7/15/2033                               2,000                 2,074

FINANCE (8.6%)
  Banking (4.1%)
  BB&T Corp.
    7.25%, 6/15/2007                               2,000                 2,194
  Bank of America Corp.
    7.125%, 9/15/2006                              1,000                 1,088
  Banc One Corp.
    6.875%, 8/1/2006                               2,000                 2,132
  Banque Nationale de Paris-NY
    7.20%, 1/15/2007                               1,500                 1,637
  Banque Paribas NY
    6.95%, 7/22/2013                               2,000                 2,124
  Citicorp
    7.625%, 5/1/2005                               1,000                 1,089
  Comerica, Inc.
    7.25%, 8/1/2007                                1,500                 1,644
  First Union Corp.
    7.50%, 4/15/2035                               1,000                 1,074
  NBD Bancorp, Inc.
    7.125%, 5/15/2007                              1,500                 1,623
  Northern Trust Corp.
    6.65%, 11/9/2004                               1,000                 1,064
  SunTrust Bank Atlanta
    7.25%, 9/15/2006                               1,000                 1,095
  US Bank NA Minnesota
    5.625%, 11/30/2005                             2,000                 2,056
  Wachovia Corp.
    5.625%, 12/15/2008                             2,000                 1,941
  Washington Mutual, Inc.
    7.50%, 8/15/2006                               3,000                 3,305
  Wells Fargo Bank NA
    6.45%, 2/1/2011                                2,000                 2,062

BROKERAGE (0.4%)
Dean Witter, Discover & Co.
  6.75%, 10/15/2013 1,000 1,012
Frank Russell Co.
(1) 5.625%, 1/15/2009 2,000 1,963

FINANCE COMPANIES (1.3%)
  American General Financial
    7.45%, 1/15/2005                               2,000                 2,169
  Ford Motor Credit Co.
    6.25%, 12/8/2005                               2,000                 2,016
  General Motors Acceptance Corp.
    7.75%, 1/19/2010                               2,000                 2,099
  Toyota Motor Credit Corp.
    5.50%, 12/15/2008                              2,000                 1,965

INSURANCE (2.2%)
ACE INA Holdings Inc.
8.20%, 8/15/2004                                   1,000                 1,083
Allstate Corp.
6.75%, 5/15/2018                                   1,000                   953
American Re Corp.
7.45%, 12/15/2026                                  3,000                 3,066
Aon Corp.
6.90%, 7/1/2004                                    2,000                 2,108
Hartford Financial Services Group Inc.
7.90%, 6/15/2010                                   2,000                 2,193
Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                                1,000                   939
Provident Cos., Inc.
7.25%, 3/15/2028                                   2,000                 1,828
UNUM Corp.
6.75%, 12/15/2028                                  2,000                 1,717

Other (0.6%)
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                               2,000                 2,063
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                               1,500                 1,521
                                                                 -------------
                                                                 $      54,823
                                                                 -------------
INDUSTRIAL (11.4%)
  BASIC INDUSTRY (1.2%)
  Alcan Inc.
    7.25%, 3/15/2031                               2,215                 2,273
  E.I. duPont de Nemours & Co.
    6.75%, 10/15/2004                              2,000                 2,139

------------------------------------------------------------------------------
                                                    FACE                MARKET
                                                  AMOUNT                VALUE*
BALANCED PORTFOLIO                                 (000)                 (000)
------------------------------------------------------------------------------
  Houghton Mifflin Co.
    7.20%, 3/15/2011                       $       1,030         $       1,030
  Rohm & Haas Co.
    7.40%, 7/15/2009                               2,000                 2,142

CAPITAL GOODS (1.8%)
  Caterpillar Financial Services Corp.
    7.59%, 12/10/2003                              2,000                 2,156
  Honeywell International Inc.
    7.50%, 3/1/2010                                2,000                 2,157
  Raytheon Co.
    8.20%, 3/1/2006                                1,378                 1,502
  Snap-On Inc.
    6.25%, 8/15/2011                               1,400                 1,429
  Tyco International Group
    5.875%, 11/1/2004                              2,000                 2,053
  USA Waste Services Inc.
    7.00%, 7/15/2028                               2,000                 1,842

COMMUNICATIONS (2.3%)
  AT&T Corp.
    7.75%, 3/1/2007                                1,000                 1,107
  Cincinnati Bell, Inc.
    6.30%, 12/1/2028                               2,000                 1,485
  Comcast Cable Communications, Inc.
    6.875%, 6/15/2009                              2,000                 2,031
  Cox Communications, Inc.
    7.75%, 8/15/2006                               2,000                 2,181
  GTE Southwest, Inc.
    6.00%, 1/15/2006                               1,000                 1,035
  Illinois Bell Telephone Co.
    6.625%, 2/1/2025                               1,000                   935
  New York Telephone Co.
    7.25%, 2/15/2024                               1,000                 1,005
  Telecomunicaciones de Puerto Rico
    6.65%, 5/15/2006                               2,000                 2,063
  U.S. WEST Communications Group
    6.875%, 9/15/2033                              1,000                   865
  WorldCom Inc.
    6.40%, 8/15/2005                               2,000                 2,014


CONSUMER CYCLICALS (1.8%)
  DaimlerChrysler North America
  Holding Corp.
    7.40%, 1/20/2005                               2,000                 2,091
  Walt Disney Co.
    7.30%, 2/8/2005                                2,000                 2,120
  McDonald's Corp.
    7.375%, 7/15/2033                              1,000                 1,002
  Target Corp.
    7.50%, 2/15/2005                               2,000                 2,169
  USA Networks Inc.
    6.75%, 11/15/2005                              4,000                 4,182

CONSUMER NONCYCLICALS (1.6%)
  Abbott Laboratories
    6.80%, 5/15/2005                               1,000                 1,070
  CPC International, Inc.
    6.15%, 1/15/2006                                 125                   129
  Conagra Foods, Inc.
    6.70%, 8/1/2027                                2,000                 2,033
  Diageo PLC
    6.125%, 8/15/2005                              2,000                 2,088
  Mattel Inc.
    6.125%, 7/15/2005                              2,000                 1,972
  Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                2,000                 2,595

ENERGY (0.9%)
  Amerada Hess Corp.
    7.30%, 8/15/2031                               2,000                 1,925
  Amoco Corp.
    6.50%, 8/1/2007                                1,500                 1,578
  Phillips Petroleum Co.
    8.50%, 5/25/2005                               2,000                 2,229

TECHNOLOGY (0.3%)
  Hewlett-Packard Co.
    7.15%, 6/15/2005                               2,000                 2,099

TELECOMMUNICATIONS (0.3%)
  AirTouch Communications Inc.
    6.65%, 5/1/2008                                2,000                 2,077

TRANSPORTATION (1.0%)
  Continental Airlines, Inc.
    6.90%, 1/2/2018                                 1,816                1,742
  ERAC U.S.A. Finance Co.
    (1)7.35%, 6/15/2008                            1,090                 1,120
  Federal Express Corp.
    6.72%, 1/15/2022                               1,902                 1,967
  Norfolk Southern Corp.
    7.70%, 5/15/2017                               1,500                 1,576

OTHER (0.2%)
  Fluor Corp.
    6.95%, 3/1/2007                                1,500                 1,453
                                                                 -------------
                                                                 $      72,661
                                                                 -------------
UTILITIES (5.5%)
  ELECTRIC (4.8%)
  Allegheny Energy Supply
    (1) 7.80%, 3/15/2011                           2,000                 2,118
Atlantic City Electric Co.
    (2) 7.00%, 9/1/2023                            1,000                   951
  Baltimore Gas & Electric Co.
    5.50%, 4/15/2004                               1,000                 1,042
  Carolina Power & Light Co.
    5.95%, 3/1/2009                                2,000                 1,985

------------------------------------------------------------------------------
                                                    FACE                MARKET
                                                  AMOUNT                VALUE*
BALANCED PORTFOLIO                                 (000)                 (000)
------------------------------------------------------------------------------
  Central Illinois Public Service
    6.125%, 12/15/2028                             1,000                   846
  Central Power & Light Co.
    6.625%, 7/1/2005                               1,000                 1,050
  Duke Energy Corp.
    7.00%, 7/1/2033                                1,000                   939
Exelon Corp.
    (1) 6.95%, 6/15/2011                           2,000                 2,096
  Florida Power Corp.
    6.875%, 2/1/2008                               1,850                 1,972
  Florida Power & Light Co.
    7.00%, 9/1/2025                                2,000                 1,987
  Indiana Michigan Power Co.
    6.875%, 7/1/2004                               2,000                 2,103
  Kansas City Power & Light
    7.125%, 12/15/2005                             2,000                 2,124
  National Rural Utilities
    5.75%, 12/1/2008                               2,000                 1,967
  PacifiCorp
    6.625%, 6/1/2007                               1,000                 1,054
  SCANA Corp.
    6.875%, 5/15/2011                              2,000                 2,114
  Southern Investments UK PLC
    6.80%, 12/1/2006                               1,500                 1,563
  Sprint Capital Corp.
    6.125%, 11/15/2008                             2,000                 1,927
  Union Electric Co.
    7.375%, 12/15/2004                             1,000                 1,081
  Washington Gas Light Co.
    6.15%, 1/26/2026                               1,500                 1,554

NATURAL GAS (0.7%)
Duke Energy Field Services
    7.875%, 8/16/2010                              2,000                 2,175
Northern Natural Gas Co.
    (1) 6.75%, 9/15/2008                           2,000                 2,039
                                                                 -------------
                                                                 $      34,687
                                                                 -------------
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $163,535)                                              $     168,570
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                    FACE                MARKET
                                                  AMOUNT                VALUE*
                                                   (000)                 (000)
------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.1%)
------------------------------------------------------------------------------
International-American Dev. Bank
  8.875%, 6/1/2009                                 3,045                 3,642
KFW International Finance, Inc.
  7.20%, 3/15/2014                                 2,000                 2,327
Metropolitano de Lisboa
 (1) 7.42%, 10/15/2016                             1,000                 1,022
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $6,422)                                                          6,991
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (6.5%)
--------------------------------------------------------------------------------
U.S. Government Securities (3.8%)
Private Export Funding Corp
    (U.S. Government Guaranteed)
5.75%, 1/15/2008                                   1,615                 1,704
U.S. Treasury Bond
6.25%, 8/15/2023                                   5,000                 5,498
U.S. Treasury Notes
4.625%, 5/15/2006                                  5,000                 5,174
5.50%, 5/31/2003                                   2,000                 2,090
5.625%, 12/31/2002                                 4,000                 4,150
6.50%, 2/15/2010                                   5,000                 5,675
MORTGAGE-BACKED SECURITIES (2.7%)
Federal National Mortgage Assn.
(3) 6.03%, 5/1/2011                                1,994                 2,027
Government National Mortgage Assn.
(3)   6.50%, 2/15/2029-12/15/2029                  4,566                 4,676
(3)   7.00%, 2/15/2028-12/15/2028                  3,894                 4,044
(3)   7.50%, 9/15/2030                             2,478                 2,586
(3)   8.00%, 9/15/2030                             3,318                 3,485
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS (COST $39,260)                                            41,109
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.33-3.35%,
    10/1/2001--Note G                             13,350                13,350
  3.34%, 10/1/2001                                 8,913                 8,913
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $22,263)                                                        22,263
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
  (Cost $600,261)                                                      647,202
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
BALANCED PORTFOLIO                                                       (000)
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
------------------------------------------------------------------------------
Other Assets--Note C $ 4,471
Liabilities--Note G (16,022)
                                                                 -------------
                                                                 $    (11,551)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 40,044,749 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $     635,651
==============================================================================

NET ASSET VALUE PER SHARE                                        $       15.87
================================================================================
 *See Note A in Notes to Financial Statements.
 * Non-income-producing security.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the aggregate value of these securities was $14,881,000, representing 2.3% of net assets.
(2) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(3) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

------------------------------------------------------------------------------
                                                  AMOUNT                   PER
                                                   (000)                 SHARE
------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                            $     541,642         $       13.53
Undistributed Net
  Investment Income                               20,858                   .52
Accumulated Net Realized Gains                    26,210                   .65
Unrealized Appreciation--Note F                   46,941                  1.17
--------------------------------------------------------------------------------
NET ASSETS                                 $     635,651         $       15.87
================================================================================

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INCOME PORTFOLIO                           SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.7%)
  Ford Motor Co.                           $     136,147         $       2,362
  Genuine Parts Co.                               62,350                 1,986
  Union Pacific Corp.                             33,300                 1,562
  CSX Corp.                                       38,200                 1,203
  Norfolk Southern Corp.                          67,000                 1,080
  The Goodyear Tire & Rubber Co.                  42,700                  787
  Visteon Corp.                                    9,178                   117
                                                                 -------------
                                                                 $       9,097
                                                                 -------------
CONSUMER DISCRETIONARY (6.2%)
  May Department Stores Co.                      114,800                 3,332
  Kimberly-Clark Corp.                            52,900                 3,280
  Gillette Co.                                   101,300                 3,019
  Avon Products, Inc.                             48,200                 2,229
  The McGraw-Hill Cos., Inc.                      31,400                 1,828
  J.C. Penney Co., Inc.                           82,000                 1,796
  Sears, Roebuck & Co.                            37,100                 1,285
  Whirlpool Corp.                                 22,600                 1,251
  Eastman Kodak Co.                               35,300                 1,148
  Newell Rubbermaid, Inc.                         39,600                   899
  International Flavors &
    Fragrances, Inc.                              25,900                   717
                                                                 -------------
                                                                 $      20,784
                                                                 -------------
CONSUMER STAPLES (12.6%)
  Philip Morris Cos., Inc.                       172,000                 8,306
  PepsiCo, Inc.                                  122,540                 5,943
  Procter & Gamble Co.                            71,600                 5,212
  Anheuser-Busch Cos., Inc.                       73,200                 3,066
  The Coca-Cola Co.                               60,600                 2,839
  Sara Lee Corp.                                 112,500                 2,396
  General Mills, Inc.                             44,700                 2,034
  H.J. Heinz Co.                                  46,350                 1,954
  Kellogg Co.                                     60,200                 1,806
  Albertson's, Inc.                               55,700                 1,776
  The Clorox Co.                                  39,400                 1,458
  Hershey Foods Corp.                             21,200                 1,386
  ConAgra Foods, Inc.                             53,400                 1,199
  Campbell Soup Co.                               41,800                 1,170
  UST, Inc.                                       31,400                 1,042
  Ralston-Ralston Purina Group                    19,500                  640
                                                                 -------------
                                                                 $      42,227
                                                                 -------------
FINANCIAL SERVICES (19.1%)
  Bank of America Corp.                          152,450                 8,903
  Wachovia Corp.                                 184,076                 5,706
  J.P. Morgan Chase & Co.                        149,450                 5,104
  Washington Mutual, Inc.                        110,970                 4,270
  Bank One Corp.                                 131,440                 4,136
  American International
    Group, Inc.                                   45,972                 3,586
  Marsh & McLennan Cos., Inc.                     36,450                 3,525
  Lincoln National Corp.                          71,700                 3,343
  PNC Financial Services Group                    47,100                 2,696
  FleetBoston Financial Corp.                     69,700                 2,561
  U.S. Bancorp                                   112,504                 2,495
  Wells Fargo Co.                                 54,000                 2,400
  Morgan Stanley Dean
    Witter & Co.                                  48,100                 2,229
  St. Paul Cos., Inc.                             52,600                 2,168
  Mellon Financial Corp.                          65,900                 2,131
  Fannie Mae                                      25,300                 2,026
  Merrill Lynch & Co., Inc.                       44,400                 1,803
  KeyCorp                                         70,400                 1,699
  The Chubb Corp.                                 23,200                 1,657
  SAFECO Corp.                                    48,600                 1,474
                                                                 -------------
                                                                 $      63,912
                                                                 -------------
HEALTH CARE (15.7%)
  Bristol-Myers Squibb Co.                       200,400                11,134
  Merck & Co., Inc.                              135,500                 9,024
  American Home Products Corp.                   129,000                 7,514
  GlaxoSmithKline PLC                            126,274                 7,087
  Pharmacia Corp.                                108,486                 4,400
  Baxter International, Inc.                      51,800                 2,852
  Abbott Laboratories                             54,400                 2,821
  Johnson & Johnson                               50,400                 2,792
  Eli Lilly & Co.                                 31,400                 2,534
  Schering-Plough Corp.                           45,000                 1,670
* Zimmer Holdings, Inc.                           20,040                   556
                                                                 -------------
                                                                 $      52,384
                                                                 -------------
INTEGRATED OILS (13.8%)
  Exxon Mobil Corp.                              397,682                15,669
  BP PLC ADR                                     240,396                11,820
  Chevron Corp.                                   68,600                 5,814
  Texaco Inc.                                     77,900                 5,064
  Royal Dutch Petroleum Co. ADR                   98,200                 4,935
  Phillips Petroleum Co.                          26,100                 1,408
  USX-Marathon Group                              39,500                 1,057
  Unocal Corp.                                    10,100                   328
                                                                 -------------
                                                                 $      46,095
                                                                 -------------
OTHER ENERGY (0.7%)
  Schlumberger Ltd.                               26,400                 1,206
  Baker Hughes, Inc.                              40,000                 1,158
                                                                 -------------
                                                                 $       2,364
                                                                 -------------
MATERIALS & Processing (4.1%)
  Dow Chemical Co.                               163,200                 5,346
  E.I. du Pont de Nemours & Co.                   80,141                 3,007
  International Paper Co.                         85,627                 2,980
  Weyerhaeuser Co.                                44,500                 2,168
                                                                 -------------
                                                                 $      13,501
                                                                 -------------

PRODUCER DURABLES (2.6%)
  Caterpillar, Inc.                               45,400                 2,034
  Emerson Electric Co.                            40,400                 1,901
  Pitney Bowes, Inc.                              40,800                 1,559
  The Boeing Co.                                  32,300                 1,082
  Deere & Co.                                     27,500                 1,034
  Lockheed Martin Corp.                           14,500                   634
  Xerox Corp.                                     72,800                   564
                                                                 -------------
                                                                 $       8,808
                                                                 -------------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INCOME PORTFOLIO                           SHARES                 (000)
--------------------------------------------------------------------------------
UTILITIES (16.5%)
  Verizon Communications                   $     310,408         $      16,796
  SBC Communications Inc.                        247,676                11,670
  BellSouth Corp.                                105,500                 4,384
  AT&T Corp.                                     203,750                 3,932
  Duke Energy Corp.                               78,600                 2,975
  Dominion Resources, Inc.                        45,708                 2,713
  Southern Co.                                    89,600                 2,149
  TXU Corp.                                       42,215                 1,955
  Qwest Communications
    International Inc.                            99,066                 1,654
  American Electric Power Co., Inc.               28,680                 1,240
  ScottishPower PLC ADR                           47,410                 1,124
  FPL Group, Inc.                                 20,300                 1,087
  Xcel Energy, Inc.                               36,900                 1,039
* AT&T Wireless Services Inc.                     65,566                   980
* Mirant Corp.                                    35,626                   780
  Edison International                            54,900                   722
                                                                 -------------
                                                                 $      55,200
                                                                 -------------
OTHER (3.7%)
  General Electric Co.                           135,500                 5,041
  Minnesota Mining &
    Manufacturing Co.                             49,900                 4,910
  Honeywell International Inc.                    49,975                 1,319
  Fortune Brands, Inc.                            35,900                 1,203
                                                                 -------------
                                                                 $      12,473
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $235,062)                                              $     326,845
------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.2%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.34%, 10/1/2001
    (COST $7,243)                          $       7,243         $       7,243
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
    (COST $242,305)                                              $     334,088
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                             $       1,075
Liabilities                                                              (677)
                                                                 -------------
                                                                           398
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 17,330,358 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $     334,486
==============================================================================

NET ASSET VALUE PER SHARE                                        $       19.30
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.


------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                  AMOUNT                   PER
                                                   (000)                 SHARE
------------------------------------------------------------------------------
Paid-in Capital                            $     234,138         $       13.51
Undistributed Net
  Investment Income                                7,386                   .43
Accumulated Net Realized Gains                     1,179                   .06
Unrealized Appreciation--Note F                   91,783                  5.30
------------------------------------------------------------------------------
NET ASSETS                                 $     334,486         $       19.30
==============================================================================

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
DIVERSIFIED VALUE PORTFOLIO                       SHARES                 (000)
------------------------------------------------------------------------------
COMMON STOCKS (96.8%)
------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (17.5%)
* Service Corp. International              $     860,600         $       5,181
  Wendy's International, Inc.                    170,900                 4,554
  Waste Management, Inc.                         157,900                 4,222
  Sears, Roebuck & Co.                           117,600                 4,074
* Cendant Corp.                                  256,500                 3,284
* Kmart Corp.                                    393,200                 2,748
* Toys R Us, Inc.                                132,600                 2,285
  Newell Rubbermaid, Inc.                         96,800                 2,198
                                                                 -------------
                                                                 $      28,546
                                                                 -------------
CONSUMER STAPLES (5.7%)
  Philip Morris Cos., Inc.                       113,000                 5,458
  Imperial Tobacco Group ADR                     152,000                 3,788
                                                                 -------------
                                                                 $       9,246
                                                                 -------------

FINANCIAL SERVICES (30.8%)
  BANKS--NEW YORK CITY (3.1%)
  J.P. Morgan Chase & Co.                        149,050                 5,090

BANKS--OUTSIDE NEW YORK CITY (5.3%)
  Bank of America Corp.                           74,900                 4,374
  National City Corp.                            140,900                 4,220

DIVERSIFIED FINANCIAL SERVICES (3.9%)
  Citigroup, Inc.                                104,600                 4,236
  John Hancock Financial Services, Inc.           51,800                 2,069

FINANCE--SMALL LOAN (1.9%)
  USA Education Inc.                              38,100                 3,159

FINANCIAL--MISCELLANEOUS (3.4%)
  MGIC Investment Corp.                           85,100                 5,560

INSURANCE--MULTILINE (4.6%)
  Allstate Corp.                                 152,500                 5,696
  Aon Corp.                                       41,400                 1,739

INSURANCE--PROPERTY-CASUALTY (3.2%)
  XL Capital Ltd. Class A                         66,600                 5,261

Real Estate Investment Trust (2.7%)
  Crescent Real Estate, Inc. REIT                203,500                 4,365

SAVINGS & Loan (2.7%)
  Washington Mutual, Inc.                        115,250                 4,435
                                                                 -------------
                                                                 $      50,204
                                                                 -------------

HEALTH CARE (4.0%)
* Watson Pharmaceuticals, Inc.                    87,200                 4,771
  Bristol-Myers Squibb Co.                        31,800                 1,767
                                                                 -------------
                                                                 $       6,538
                                                                 -------------

INTEGRATED OILS (7.8%)
  Occidental Petroleum Corp.                     191,300                 4,656
  BP Amoco PLC ADR                                59,112                 2,907
  Phillips Petroleum Co.                          50,200                 2,708
  Conoco Inc. Class A                             99,100                 2,520
                                                                 -------------
                                                                 $      12,791
                                                                 -------------
OTHER ENERGY (2.6%)
  Baker Hughes, Inc.                              86,000                 2,490
* Global Marine, Inc.                             99,800                 1,397
  Transocean Sedco Forex Inc.                     16,220                   428
                                                                 -------------
                                                                 $       4,315
                                                                 -------------
MATERIALS & Processing (4.2%)
  Lyondell Chemical Co.                          391,200                 4,479
  Millennium Chemicals, Inc.                     114,800                 1,204
  Crompton Corp.                                 162,384                 1,125
                                                                 -------------
                                                                 $       6,808
                                                                 -------------

PRODUCER DURABLES (4.0%)
  The Boeing Co.                                 118,100                 3,956
  Emerson Electric Co.                            55,400                 2,607
                                                                 -------------
                                                                 $       6,563
                                                                 -------------
UTILITIES (17.2%)
  Entergy Corp.                                  137,300                 4,882
  American Electric Power Co., Inc.              105,940                 4,580
  SBC Communications Inc.                         79,400                 3,741
  Northeast Utilities                            195,600                 3,664
  Verizon Communications                          66,560                 3,602
  Reliant Energy, Inc.                           109,200                 2,874
  Southern Co.                                   111,000                 2,662
* Mirant Corp.                                    91,596                 2,006
                                                                 -------------
                                                                 $      28,011
                                                                 -------------
OTHER (3.0%)
  ITT Industries, Inc.                            72,300                 3,239
  Honeywell International Inc.                    63,000                 1,663
                                                                 -------------
                                                                 $       4,902
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $171,139)                                                $     157,924
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
DIVERSIFIED VALUE PORTFOLIO                       SHARES                 (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.33%, 10/1/2001--Note G                 $         435         $        435
  3.34%, 10/1/2001                                 5,539                5,539
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $5,974)                                                         5,974
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $177,113)                                                     163,898
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
------------------------------------------------------------------------------
Other Assets--Note C                                                    1,107
Liabilities--Note G                                                    (1,758)
                                                                 -------------
                                                                         (651)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 16,065,899 outstanding $.001
  par value shares of beneficial interest
    (UNLIMITED AUTHORIZATION)                                    $     163,247
==============================================================================

NET ASSET VALUE PER SHARE                                        $       10.16
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.



                                                  AMOUNT                   PER
                                                   (000)                 SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                            $    176,251         $       10.97
Undistributed Net
  Investment Income                               2,354                   .14
Accumulated Net Realized
  Losses--Note E                                 (2,143)                 (.13)
Unrealized Depreciation--Note F                 (13,215)                 (.82)
------------------------------------------------------------------------------
NET ASSETS                                 $    163,247          $      10.16
==============================================================================

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INDEX PORTFOLIO                            SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                     $   1,164,208         $      43,309
* Microsoft Corp.                                630,800                32,278
  Exxon Mobil Corp.                              808,704                31,863
  Pfizer, Inc.                                   739,878                29,669
  Wal-Mart Stores, Inc.                          523,984                25,937
  American International
    Group, Inc.                                  307,036                23,949
  Citigroup, Inc.                                589,348                23,869
  Johnson & Johnson                              354,965                19,665
  International Business
    Machines Corp.                               203,664                18,798
  SBC Communications Inc.                        394,746                18,601
  Merck & Co., Inc.                              268,756                17,899
* AOL Time Warner Inc.                           519,333                17,190
  Verizon Communications                         317,040                17,155
  Intel Corp.                                    788,212                16,111
  The Coca-Cola Co.                              291,562                13,660
  Bristol-Myers Squibb Co.                       227,800                12,657
  Royal Dutch Petroleum
    Co. ADR                                      251,280                12,627
  Philip Morris Cos., Inc.                       257,769                12,448
  Procter & Gamble Co.                           151,844                11,053
  Bank of America Corp.                          187,913                10,974
  Eli Lilly & Co.                                131,704                10,629
  Home Depot, Inc.                               273,535                10,496
* Cisco Systems, Inc.                            857,832                10,448
  Tyco International Ltd.                        226,946                10,326
  PepsiCo, Inc.                                  207,249                10,052
  Abbott Laboratories                            181,556                 9,414
  Fannie Mae                                     117,196                 9,383
  BellSouth Corp.                                219,708                 9,129
  American Home Products Corp.                   154,100                 8,976
  Wells Fargo Co.                                201,140                 8,941
* Oracle Corp.                                   657,924                 8,277
  J.P. Morgan Chase & Co.                        232,660                 7,944
  AT&T Corp.                                     404,456                 7,806
* Amgen, Inc.                                    122,296                 7,187
* Viacom Inc. Class B                            206,584                 7,127
  Chevron Corp.                                  75,230                  6,376
  Schering-Plough Corp.                          171,488                 6,362
  Pharmacia Corp.                                152,470                 6,184
  Medtronic, Inc.                                141,652                 6,162
  Morgan Stanley Dean
    Witter & Co.                                 130,418                 6,045
* Dell Computer Corp.                            304,900                 5,650
  Freddie Mac                                     81,156                 5,275
  Wachovia Corp                                  164,362                 5,095
* WorldCom Inc.-Worldcom Group                   338,535                 5,092
  Texas Instruments, Inc.                        203,468                 5,083
  U.S. Bancorp                                   223,356                 4,954
  FleetBoston Financial Corp.                    126,939                 4,665
  E.I. du Pont de Nemours & Co.                  122,254                 4,587
  Minnesota Mining &
    Manufacturing Co.                             46,409                 4,567
  The Walt Disney Co.                            244,930                 4,561
  American Express Co.                           155,071                 4,506
* AT&T Wireless Services Inc.                    296,529                 4,430
  Anheuser-Busch Cos., Inc.                      105,240                 4,408
  Bank One Corp.                                 136,568                 4,298
* Qualcomm, Inc.                                  88,800                 4,222
  Texaco Inc.                                     64,600                 4,199
  Fifth Third Bancorp                             67,428                 4,146
  McDonald's Corp.                               151,586                4,114
  Walgreen Co.                                   119,312                4,108
  Motorola, Inc.                                 257,453                4,016
  Merrill Lynch & Co., Inc.                       98,400                3,995
  Washington Mutual, Inc.                        102,890                 3,959
  Kimberly-Clark Corp.                            62,388                 3,868
  Cardinal Health, Inc.                           52,268                 3,865
  Colgate-Palmolive Co.                           65,736                 3,829
  Baxter International, Inc.                      69,442                 3,823
  Ford Motor Co.                                 214,415                 3,720
  Gillette Co.                                   123,556                 3,682
  Hewlett-Packard Co.                            227,696                 3,665
  Unilever NV ADR                                 66,949                 3,617
  Dow Chemical Co.                               105,213                 3,447
  Automatic Data Processing, Inc.                 73,172                 3,442
* Comcast Corp.-Special Class A                   95,789                 3,436
  The Boeing Co.                                 102,293                 3,427
  Duke Energy Corp.                               90,446                 3,423
  Target Corp.                                   105,332                 3,344
  Qwest Communications
    International Inc.                           194,721                 3,252
  Allstate Corp.                                  84,916                 3,172
* Sun Microsystems, Inc.                         381,700                 3,157
  Electronic Data Systems Corp.                   54,800                 3,155
  Alcoa Inc.                                     101,176                 3,138
  Marsh & McLennan Cos., Inc.                     32,285                 3,122
  Schlumberger Ltd.                               67,226                 3,072
  Household International, Inc.                   54,360                 3,065
* EMC Corp.                                      258,616                 3,039
  MBNA Corp.                                      99,810                 3,023
  The Bank of New York Co., Inc.                  86,196                 3,017
* Sprint PCS                                     109,812                 2,887
  Lowe's Cos., Inc.                               90,156                 2,854
  HCA Inc.                                        62,957                 2,790
  General Motors Corp.                            64,274                 2,757
* Clear Channel
    Communications, Inc.                          68,910                 2,739
* Applied Materials, Inc.                         95,288                 2,710
  First Data Corp.                                45,964                 2,678
  Metropolitan Life Insurance Co.                 87,900                 2,611
  United Technologies Corp.                       55,127                 2,564
  Honeywell International Inc.                    94,867                 2,505
  Sprint Corp.                                    103,926                2,495

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INDEX PORTFOLIO                            SHARES                 (000)
------------------------------------------------------------------------------
  El Paso Corp.                                   59,670                 2,478
  United Health Group Inc.                        37,176                 2,472
  Phillips Petroleum Co.                          44,469                 2,399
  Enron Corp.                                     87,418                 2,380
  Emerson Electric Co.                            50,180                 2,362
* Safeway, Inc.                                   59,200                 2,350
* The Kroger Co.                                  95,004                 2,341
  Lucent Technologies, Inc.                      399,230                 2,288
  SunTrust Banks, Inc.                            34,218                 2,279
* Tenet Healthcare Corp.                          37,997                 2,267
  Lockheed Martin Corp.                           50,896                 2,227
  ALLTEL Corp.                                    36,696                 2,127
  National City Corp.                             70,456                 2,110
  Nortel Networks Corp.                          373,424                 2,095
  General Dynamics Corp.                          23,560                 2,081
  Sysco Corp.                                     78,860                 2,014
  International Paper Co.                         56,631                 1,971
  Sara Lee Corp.                                  92,152                 1,963
  Waste Management, Inc.                          73,361                 1,962
  PNC Financial Services Group                    33,857                 1,938
  Southern Co.                                    80,325                 1,926
  Illinois Tool Works, Inc.                       35,593                 1,926
* Costco Wholesale Corp.                          52,782                 1,877
* Kohl's Corp.                                    39,000                 1,872
  BB&T Corp.                                      51,345                 1,872
  Charles Schwab Corp.                           162,500                 1,869
  Gannett Co., Inc.                               30,992                 1,863
  Conoco Inc. Class B                             73,196                 1,855
  Mellon Financial Corp.                          55,920                 1,808
  Caterpillar, Inc.                               40,266                 1,804
  Computer Associates
    International, Inc.                           67,499                 1,738
  State Street Corp.                              38,100                 1,734
  H.J. Heinz Co.                                  40,911                 1,724
  Dominion Resources, Inc.                        29,042                 1,724
  Exelon Corp.                                    37,544                 1,675
  AFLAC, Inc.                                     61,600                 1,663
  Compaq Computer Corp.                          197,990                 1,645
  Williams Cos., Inc.                             60,229                 1,644
  Lehman Brothers Holdings, Inc.                  28,900                 1,643
  The Hartford Financial
    Services Group Inc.                           27,776                 1,632
  American Electric Power Co., Inc.               37,735                 1,631
  USA Education Inc.                              19,100                 1,584
  CVS Corp.                                       46,004                 1,527
  General Mills, Inc.                             33,334                 1,517
  Albertson's, Inc.                               47,356                 1,510
  Carnival Corp.                                  68,500                 1,508
  NIKE, Inc. Class B                              31,780                 1,488
* Forest Laboratories, Inc.                       20,600                 1,486
  The Chubb Corp.                                 20,518                 1,465
  CIGNA Corp.                                     17,567                 1,457
  Raytheon Company                                41,637                 1,447
  John Hancock Financial
    Services, Inc.                                36,100                 1,442
  Harley-Davidson, Inc.                           35,400                 1,434
  Kellogg Co.                                     47,658                 1,430
  ConAgra Foods, Inc.                             62,902                 1,412
  Anadarko Petroleum Corp.                        29,366                 1,412
  Omnicom Group Inc.                              21,700                 1,408
  TXU Corp.                                       30,074                 1,393
* Guidant Corp.                                   36,000                 1,386
  Paychex, Inc.                                   43,825                 1,381
* Cendant Corp.                                  107,872                 1,381
* Concord EFS, Inc.                               28,200                 1,380
* Analog Devices, Inc.                            42,100                 1,377
  Northern Trust Corp.                            26,108                 1,370
  Union Pacific Corp.                             29,098                 1,365
  Wrigley, (Wm.) Jr. Co.                          26,458                 1,357
* Maxim Integrated Products, Inc.                 38,509                 1,346
  Campbell Soup Co.                               47,774                 1,337
  Sears, Roebuck & Co.                            38,507                 1,334
  The McGraw-Hill Cos., Inc.                      22,868                 1,331
  Dynegy, Inc.                                    38,200                 1,324
  Southwest Airlines Co.                          89,126                 1,323
* FedEx Corp.                                     35,988                 1,323
* Micron Technology, Inc.                         69,894                 1,316
  Aon Corp.                                       30,700                 1,288
  Avon Products, Inc.                             27,788                 1,285
  McKesson Corp.                                  33,403                 1,262
  Weyerhaeuser Co.                                25,214                 1,228
  Burlington Northern
    Santa Fe Corp.                                45,898                 1,227
  Linear Technology Corp.                         37,300                 1,223
  Stryker Corp.                                   23,000                 1,217
  The Gap, Inc.                                  100,779                 1,204
  KeyCorp                                         49,716                 1,200
  Ralston-Ralston Purina Group                    36,392                 1,194
  XL Capital Ltd. Class A                         14,700                 1,161
  Comerica, Inc.                                  20,950                 1,161
  Progressive Corp. of Ohio                        8,600                 1,152
  Baker Hughes, Inc.                              39,426                 1,141
  Halliburton Co.                                 50,291                 1,134
  Xcel Energy, Inc.                               40,153                 1,130
* King Pharmaceuticals, Inc.                      26,833                 1,126
  Alcan Inc.                                      37,512                 1,125
  Capital One Financial Corp.                     24,400                 1,123
  Becton, Dickinson & Co.                         30,220                 1,118
* Best Buy Co., Inc.                              24,500                 1,114
  Eastman Kodak Co.                               34,006                 1,106
  Pitney Bowes, Inc.                              28,954                 1,106
  FPL Group, Inc.                                 20,646                 1,106
  Masco Corp.                                     53,958                 1,103
  Tribune Co.                                     35,054                 1,101
  Progress Energy, Inc.                           25,475                 1,095
  TJX Cos., Inc.                                  32,944                 1,084

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
  Golden West Financial Corp.                     18,578                 1,079
  Franklin Resources Corp.                        31,000                 1,075
  Loews Corp.                                     23,100                 1,069
  Occidental Petroleum Corp.                      43,469                 1,058
* Agilent Technologies, Inc.                      53,564                 1,047
  Hershey Foods Corp.                             15,990                 1,045
* Immunex Corp.                                   55,600                 1,039
  Public Service Enterprise
    Group, Inc.                                   24,368                 1,037
  Deere & Co.                                     27,538                 1,036
  St. Paul Cos., Inc.                             25,096                 1,035
  Air Products & Chemicals, Inc.                  26,706                 1,030
  Lincoln National Corp.                          22,074                 1,029
  The Clorox Co.                                  27,726                 1,026
  Allergan, Inc.                                  15,436                 1,024
  May Department Stores Co.                       35,004                 1,016
  SouthTrust Corp.                                39,800                 1,014
  Consolidated Edison Inc.                        24,855                 1,012
  Northrop Grumman Corp.                           9,962                 1,006
* Chiron Corp.                                    22,300                   989
  Transocean Sedco Forex Inc.                     37,200                   982
  Archer-Daniels-Midland Co.                      77,794                   980
* JDS Uniphase Corp.                             154,220                   975
  USX-Marathon Group                              36,219                   969
* Biogen, Inc.                                    17,400                   967
* Boston Scientific Corp.                         47,084                   965
  Corning, Inc.                                  109,034                   962
  Marriott International, Inc. Class A            28,606                   955
  FirstEnergy Corp.                               26,273                   945
  Synovus Financial Corp.                         33,950                   937
  Unocal Corp.                                    28,499                   926
  Entergy Corp.                                   25,850                   919
  Biomet, Inc.                                    31,392                   918
  Reliant Energy, Inc.                            34,886                   917
* Xilinx, Inc.                                    38,900                   915
  PPG Industries, Inc.                            19,725                   902
  Interpublic Group of Cos., Inc.                 44,062                   899
* Solectron Corp.                                 76,400                   890
* MedImmune Inc.                                  24,900                   887
* Mirant Corp.                                    39,904                   874
* Intuit, Inc.                                    24,400                   874
  MBIA, Inc.                                      17,350                   868
  IMS Health, Inc.                                34,568                   865
* Bed Bath & Beyond, Inc.                         33,900                   863
* Veritas Software Corp.                          46,557                   859
  Rohm & Haas Co.                                 25,901                   849
  Burlington Resources, Inc.                      24,711                   845
  DTE Energy Co.                                  19,286                   830
  H & R Block, Inc.                               21,436                   827
  MGIC Investment Corp.                           12,600                   823
* Wellpoint Health
    Networks Inc. Class A                          7,400                   808
  Barrick Gold Corp.                              46,401                   805
  Coca-Cola Enterprises, Inc.                     52,300                   802
* AES Corp.                                       62,381                   800
* Calpine Corp.                                   35,000                   798
  Cintas Corp.                                    19,800                   798
  Jefferson-Pilot Corp.                           17,885                   796
* Mattel, Inc.                                    50,642                   793
  Praxair, Inc.                                   18,821                   790
  Danaher Corp.                                   16,700                   788
  CSX Corp.                                       25,008                   788
  Cincinnati Financial Corp.                      18,900                   787
  AmSouth Bancorp                                 43,342                   783
  The Pepsi Bottling Group, Inc.                  16,900                   779
* NEXTEL Communications, Inc.                     89,900                   777
  Delphi Automotive Systems Corp.                 65,860                   774
  Regions Financial Corp.                         26,600                   768
  Georgia Pacific Group                           26,399                   760
* Fiserv, Inc.                                    21,850                   747
* Altera Corp.                                    45,300                   742
* HealthSouth Corp.                               45,627                   742
  New York Times Co. Class A                      18,664                   728
  Norfolk Southern Corp.                          44,989                   725
  Charter One Financial                           25,462                   719
  Dover Corp.                                     23,860                   718
  UnumProvident Corp.                             28,223                   713
* Staples, Inc.                                   53,500                   712
  Newell Rubbermaid, Inc.                         31,274                   710
  Union Planters Corp.                            16,100                   691
* St. Jude Medical, Inc.                          10,088                   691
* Siebel Systems, Inc.                            53,000                   690
  PG&E Corp.                                      45,305                   689
* KLA-Tencor Corp.                                21,800                   688
  Moody's Corp.                                   18,434                   682
  AMBAC Financial Group Inc.                      12,450                   681
* AutoZone Inc.                                   13,100                   679
* Watson Pharmaceuticals, Inc.                    12,400                   678
* Tricon Global Restaurants, Inc.                 17,230                   676
  J.C. Penney Co., Inc.                           30,856                   676
  Providian Financial Corp.                       33,424                   673
  Adobe Systems, Inc.                             28,000                   671
* Lexmark International, Inc.                     15,000                   671
  Ingersoll-Rand Co.                              19,700                   666
  Amerada Hess Corp.                              10,478                   665
* Starbucks Corp.                                 44,500                   665
  Johnson Controls, Inc.                          10,136                   661
  Kinder Morgan, Inc.                             13,400                   659
* Computer Sciences Corp.                         19,764                   656
* Federated Department Stores, Inc.               23,200                   654
  Genuine Parts Co.                               20,169                   643
  Molex, Inc.                                     22,850                   641
  UST, Inc.                                       19,093                   634
* Zimmer Holdings, Inc.                           22,800                   633
* Apple Computer, Inc.                            40,792                   633
  Apache Corp.                                    14,700                   632

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INDEX PORTFOLIO                            SHARES                 (000)
------------------------------------------------------------------------------
* Amerisource-Bergen Corp.                         8,871                   629
  Xerox Corp.                                     81,094                   628
* PeopleSoft, Inc.                                34,500                   622
* Broadcom Corp.                                  30,400                   617
  Ameren Corp.                                    16,055                   617
  Bear Stearns Co., Inc.                          12,307                   615
  Avery Dennison Corp.                            12,910                   610
  Countrywide Credit
    Industries, Inc.                              13,900                   610
  Applera Corp-Applied
    Biosystems Group                              24,832                   606
  Fortune Brands, Inc.                            17,839                   598
  Sempra Energy                                   24,059                   595
  Kerr-McGee Corp.                                11,305                   587
* Yahoo!, Inc.                                    66,400                   585
  Zions Bancorp                                   10,800                   580
  Willamette Industries, Inc.                     12,874                   579
  Cinergy Corp.                                   18,673                   576
  Torchmark Corp.                                 14,694                   573
  NiSource, Inc.                                  24,272                   566
  GPU, Inc.                                       13,992                   565
* Univision Communications Inc.                   24,400                   560
  PPL Corp.                                       17,091                   557
  Family Dollar Stores, Inc.                      20,200                   556
  Textron, Inc.                                   16,520                   555
* Convergys Corp.                                 20,000                   555
  CenturyTel, Inc.                                16,450                   551
  Ecolab, Inc.                                    14,926                   542
  Newmont Mining Corp.                            22,955                   542
  Allegheny Energy, Inc.                          14,659                   538
  KeySpan Corp.                                   16,000                   532
* Comcast Corp. Class A                           14,931                   531
  RadioShack Corp.                                21,788                   528
  Devon Energy Corp.                              15,224                   524
  Starwood Hotels & Resorts
    Worldwide, Inc.                               23,400                   515
  Vulcan Materials Co.                            11,900                   514
  Huntington Bancshares Inc.                      29,451                   510
* Sanmina Corp.                                   37,460                   508
  Brown-Forman Corp. Class B                       7,999                   505
  Stilwell Financial, Inc.                        25,800                   503
  Edison International                            38,094                   500
* LSI Logic Corp.                                 42,182                   496
  Placer Dome, Inc.                               38,588                   494
* Aetna Inc.                                      16,775                   485
  Eaton Corp.                                      8,100                   480
  Knight Ridder                                    8,536                   477
  The Limited, Inc.                               50,084                   476
* Office Depot, Inc.                              34,900                   475
* Novellus Systems, Inc.                          16,600                   474
* Tellabs, Inc.                                   47,792                   472
  Parker Hannifin Corp.                           13,642                   468
  Constellation Energy Group                      19,151                   463
  ITT Industries, Inc.                            10,288                   461
  Dow Jones & Co., Inc.                           10,131                   460
  Cooper Industries, Inc.                         10,984                   456
  Dollar General Corp.                            38,850                   455
  SAFECO Corp.                                    14,980                   454
* National Semiconductor Corp.                    20,354                   449
  Leggett & Platt, Inc.                           22,900                   447
* Comverse Technology, Inc.                       21,800                   446
  PACCAR, Inc.                                     8,960                   440
  TRW, Inc.                                       14,586                   435
  W.W. Grainger, Inc.                             11,160                   434
  Whirlpool Corp.                                  7,790                   431
* Citrix Systems, Inc.                            21,700                   429
  T. Rowe Price Group Inc.                        14,500                   425
* Sabre Holdings Corp.                            15,503                   415
* Robert Half International, Inc.                 20,500                   410
  Sherwin-Williams Co.                            18,324                   407
* Teradyne, Inc.                                  20,500                   400
* Kmart Corp.                                     57,153                   400
  Sigma-Aldrich Corp.                              8,838                   399
* Jabil Circuit, Inc.                             22,300                   399
  Pinnacle West Capital Corp.                     10,000                   397
* Toys R Us, Inc.                                 23,018                   397
  EOG Resources, Inc.                             13,600                   393
* CIENA Corp.                                     38,200                   393
* Thermo Electron Corp.                           21,200                   383
  VF Corp.                                        13,060                   382
* Noble Drilling Corp.                            15,800                   379
  Delta Air Lines, Inc.                           14,342                   378
  R.R. Donnelley & Sons Co.                       13,827                   374
  Tiffany & Co.                                   17,200                   372
* International Game Technology                    8,700                   370
* Harrah's Entertainment, Inc.                    13,657                   369
  The Stanley Works                               10,070                   368
  Equifax, Inc.                                   16,800                   368
  Nucor Corp.                                      9,169                   364
* Nabors Industries, Inc.                         17,300                   363
  Darden Restaurants Inc.                         13,767                   361
* BMC Software, Inc.                              28,383                   360
  Fluor Corp.                                      9,342                   360
* Sealed Air Corp.                                 9,845                   359
* Compuware Corp.                                 43,000                   358
  Engelhard Corp.                                 15,433                   357
  Wendy's International, Inc.                     13,341                   356
* TMP Worldwide, Inc.                             12,500                   355
  Sunoco, Inc.                                     9,905                   352
* AMR Corp.                                       17,886                   342
  The Goodyear Tire & Rubber Co.                  18,549                   342
  Manor Care, Inc.                                12,126                   341
  Hilton Hotels Corp.                             43,057                   338
  Scientific-Atlanta, Inc.                        18,990                   333
* NCR Corp.                                       11,200                   332
  Eastman Chemical Co.                             9,094                   330
* Avaya Inc.                                      33,260                   329
* Advanced Micro Devices, Inc.                    40,132                   326

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
  The Mead Corp.                                  11,716                   324
* Unisys Corp.                                    37,005                   319
* ADC Telecommunications, Inc.                    91,100                   318
  Ashland, Inc.                                    8,226                   317
* Citizens Communications Co.                     33,700                   317
* Niagara Mohawk Holdings Inc.                    18,662                   317
  SuperValu Inc.                                  15,576                   315
  International Flavors &
    Fragrances, Inc.                              11,307                   313
  Rockwell International Corp.                    21,309                   313
  PerkinElmer, Inc.                               11,886                   312
  CMS Energy Corp.                                15,400                   308
  C.R. Bard, Inc.                                  5,983                   308
  Rockwell Collins                                21,609                   307
  Westvaco Corp.                                  11,840                   304
  Black & Decker Corp.                             9,612                   300
  Millipore Corp.                                  5,565                   295
  Circuit City Stores, Inc.                       24,524                   294
* Allied Waste Industries, Inc.                   23,000                   293
* Conseco Inc.                                    39,838                   289
  Deluxe Corp.                                     8,349                   288
  Homestake Mining Co.                            30,867                   287
  Hasbro, Inc.                                    20,100                   281
  Symbol Technologies, Inc.                       26,750                   281
  Pall Corp.                                      14,256                   276
  Temple-Inland Inc.                               5,801                   275
  Dana Corp.                                      17,226                   269
* Pactiv Corp.                                    18,461                   268
* Inco Ltd.                                       21,407                   266
* American Power Conversion Corp.                 22,700                   265
  Alberto-Culver Co. Class B                       6,702                   261
* Network Appliance, Inc.                         38,200                   260
  Phelps Dodge Corp.                               9,159                   252
* Applied Micro Circuits Corp.                    35,500                   248
  Bemis Co., Inc.                                  6,177                   246
* Conexant Systems, Inc.                          29,200                   242
* Humana, Inc.                                    19,900                   240
  Goodrich Corp                                   12,258                   238
  Centex Corp.                                     7,014                   237
  Liz Claiborne, Inc.                              6,124                   231
  Nordstrom, Inc.                                 15,586                   225
  Maytag Corp.                                     8,978                   221
  Pulte Homes, Inc.                                6,944                   213
  NICOR, Inc.                                      5,389                   209
* Gateway, Inc.                                   38,000                   207
* QLogic Corp.                                    10,800                   205
  Autodesk, Inc.                                   6,360                   204
* PMC Sierra Inc.                                 19,400                   202
* Navistar International Corp.                     7,035                   199
* Quintiles Transnational Corp.                   13,600                   199
  Adolph Coors Co. Class B                         4,405                   198
  Boise Cascade Corp.                              6,636                   196
  Ball Corp.                                       3,246                   194
  Visteon Corp.                                   15,198                   194
* Tektronix, Inc.                                 11,004                   192
* Global Crossing Ltd.                           104,650                   188
  Winn-Dixie Stores, Inc.                         16,326                   187
* Mercury Interactive Corp.                        9,700                   185
  Meredith Corp.                                   5,722                   184
* FMC Corp.                                        3,694                   181
  Bausch & Lomb, Inc.                              6,316                   179
* Andrew Corp.                                     9,411                   171
  Brunswick Corp.                                 10,302                   170
* Freeport-McMoRan Copper &
    Gold Inc. Class B                             15,300                   168
* Vitesse Semiconductor Corp.                     21,600                   167
  Peoples Energy Corp.                             4,185                   166
* Parametric Technology Corp.                     31,300                   162
  Cummins Inc.                                     4,899                   162
  Crane Co.                                        7,098                   156
* Novell, Inc.                                    42,479                   154
  Snap-On Inc.                                     6,778                   151
  USX-U.S. Steel Group                            10,578                   148
  KB Home                                          5,165                   147
* Reebok International Ltd.                        6,886                   143
  Ryder System, Inc.                               7,115                   142
* Rowan Cos., Inc.                                11,131                   138
  Tupperware Corp.                                 6,729                   134
  Dillard's Inc.                                  10,006                   132
  Great Lakes Chemical Corp.                       5,925                   131
  Allegheny Technologies Inc.                      9,566                   128
  Cooper Tire & Rubber Co.                         8,648                   123
  Thomas & Betts Corp.                             6,802                   119
  Worthington Industries, Inc.                    10,186                   115
  Big Lots Inc.                                   13,228                   110
* Hercules, Inc.                                  12,878                   106
  American Greetings Corp. Class A                 7,578                   100
* Palm, Inc.                                      67,791                    99
  National Service Industries, Inc.                4,763                    98
  Galileo International, Inc.                      4,000                    83
  Louisiana-Pacific Corp.                         12,282                    80
* Viacom Inc. Class A                              2,112                    74
* McDermott International, Inc.                    7,071                    58
* Power-One, Inc.                                  9,400                    58
* Sapient Corp.                                   14,300                    55
* U.S. Airways Group, Inc.                         8,001                    37
* BroadVision, Inc.                               24,300                    22
* Freeport-McMoRan Copper &
    Gold, Inc. Class A                             1,600                    16
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $869,366)                                                $   1,105,907
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                    FACE                MARKET
                                                  AMOUNT                VALUE*
EQUITY INDEX PORTFOLIO                             (000)                 (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.7%)(1)
------------------------------------------------------------------------------
Federal Home Loan Bank
(2) 3.51%, 10/19/2001                      $         300         $        300
(2) 2.43%, 12/28/2001                                500                  497
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.33%, 10/1/2001--Note G                         2,943                2,943
  3.34%, 10/1/2001                                 3,693                3,693
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $7,433)                                                       7,433
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
    (COST $876,799)                                                 1,113,340
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
------------------------------------------------------------------------------
Other Assets--Note C                                                    2,300
Liabilities--Note G                                                    (4,689)
                                                                 -------------
                                                                       (2,389)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 41,094,491 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $   1,110,951
==============================================================================

NET ASSET VALUE PER SHARE                                        $       27.03
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

(1) The fund  invests  a  portion  of  its  cash  reserves   in  equity  markets
    through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $797,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.


------------------------------------------------------------------------------
                                                  AMOUNT                   PER
                                                   (000)                 SHARE
------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                            $     804,944         $       19.59
Undistributed Net
  Investment Income                               13,751                   .33
Accumulated Net Realized Gains                    55,531                  1.35
Unrealized Appreciation--Note F
Investment Securities                            236,541                  5.76
Futures Contracts                                    184                    --
------------------------------------------------------------------------------
NET ASSETS                                 $   1,110,951         $       27.03
==============================================================================

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
MID-CAP INDEX PORTFOLIO                           SHARES                 (000)
------------------------------------------------------------------------------
COMMON STOCKS (100.1%)(1)
------------------------------------------------------------------------------
* Genzyme Corp.                            $      54,880         $       2,493
* IDEC Pharmaceuticals Corp.                      42,304                 2,097
  M & T Bank Corp.                                27,501                 2,035
* SunGard Data Systems, Inc.                      76,120                 1,779
* Electronic Arts Inc.                            37,640                 1,719
  Marshall & Ilsley Corp.                         29,170                 1,654
* Quest Diagnostics, Inc.                         26,600                 1,641
  R.J. Reynolds Tobacco Holdings, Inc.            28,600                 1,634
  Telephone & Data Systems, Inc.                  16,670                 1,572
  National Commerce Financial Corp.               58,112                 1,517
* Gilead Sciences, Inc.                           26,800                 1,505
* DST Systems, Inc.                               34,700                 1,501
* Health Management Associates Class A            69,570                 1,444
  Washington Post Co. Class B                      2,680                 1,393
* Apollo Group, Inc. Class A                      32,975                 1,386
  North Fork Bancorp, Inc.                        45,770                 1,361
  First Tennessee National Corp.                  36,410                 1,347
* Waters Corp.                                    37,000                 1,323
  Dime Bancorp, Inc.                              32,560                 1,280
* IVAX Corp.                                      56,793                 1,259
* Express Scripts                                 22,200                 1,232
* Cadence Design Systems, Inc.                    70,390                 1,172
  Golden State Bancorp Inc.                       38,300                 1,164
* Affiliated Computer Services, Inc.
    Class A                                       14,200                 1,156
  Mylan Laboratories, Inc.                        35,420                 1,155
* American Standard Cos., Inc.                    20,280                 1,115
  American Water Works Co., Inc.                  28,090                 1,110
* Millennium Pharmaceuticals, Inc.                61,800                 1,098
* NVIDIA Corp.                                    39,700                 1,091
  TECO Energy, Inc.                               38,550                 1,045
  TCF Financial Corp.                             22,260                 1,025
  Radian Group, Inc.                              26,300                 1,013
  Green Point Financial Corp.                     28,540                 1,002
* Microchip Technology, Inc.                      37,242                   998
* BroadWing Inc.                                  61,900                   995
  SEI Corp.                                       30,800                   986
* BJ's Wholesale Club, Inc.                       20,640                   983
  Ultramar Diamond Shamrock Corp.                 20,278                   972
* L-3 Communications Holdings, Inc.               11,000                   962
  Hillenbrand Industries, Inc.                    17,740                   957
  Compass Bancshares Inc.                         36,300                   945
* SPX Corp.                                       11,222                   930
  Hormel Foods Corp.                              39,220                   926
  Murphy Oil Corp.                                12,800                   926
  UtiliCorp United, Inc.                          32,240                   903
* CDW Computer Centers, Inc.                      24,900                   901
  McCormick & Co., Inc.                           19,500                   893
  Old Republic International Corp.                33,600                   881
* Atmel Corp.                                    131,500                   878
* BISYS Group, Inc.                               16,500                   875
* Jones Apparel Group, Inc.                       34,246                   873
  Banknorth Group, Inc.                           39,100                   873
  DPL Inc.                                        35,880                   873
  Everest Re Group, Ltd.                          13,050                   844
  The Timber Co.                                  22,920                   830
* BJ Services Co.                                 46,600                   829
  Astoria Financial Corp.                         13,900                   824
* Weatherford International, Inc.                 32,270                   823
* First Health Group Corp.                        27,640                   812
* Lincare Holdings, Inc.                          30,380                   807
  Mercantile Bankshares Corp.                     20,190                   802
  A.G. Edwards & Sons, Inc.                       22,740                   798
* Oxford Health Plan                              27,890                   792
* Barr Labs Inc.                                  10,000                   791
* Sepracor Inc.                                   22,020                   791
  Ocean Energy, Inc.                              48,220                   786
  The PMI Group Inc.                              12,545                   783
  Diebold, Inc.                                   20,360                   776
  Arthur J. Gallagher & Co.                       22,900                   775
* RF Micro Devices, Inc.                          46,200                   767
  Northeast Utilities                             40,540                   759
  Beckman Coulter, Inc.                           17,140                   758
  SCANA Corp.                                     29,708                   754
  Wisconsin Energy Corp.                          33,370                   751
* SCI Systems, Inc.                               41,620                   749
* Symantec Corp.                                  21,510                   746
  Cabot Corp.                                     18,560                   741
* AmeriCredit Corp.                               23,400                   740
  Legg Mason Inc.                                 18,500                   736
  Unitrin, Inc.                                   19,200                   734
* ChoicePoint Inc.                                17,600                   733
  Hibernia Corp. Class A                          44,820                   733
  Neuberger Berman Inc.                           20,850                   727
* Cytyc Corp.                                     27,000                   724
* Vishay Intertechnology, Inc.                    39,005                   718
  IBP, Inc.                                       30,234                   715
* Apogent Technologies Inc.                       29,910                   715
* Devry, Inc.                                     19,800                   710
* Triad Hospitals, Inc.                           20,009                   708
* Patterson Dental Co.                            19,200                   708
  Expeditors International of
    Washington, Inc.                              14,800                   701
  Alliant Energy Corp.                            22,350                   700
* Global Marine, Inc.                             49,910                   699
* Synopsys, Inc.                                  17,340                   696
  C.H. Robinson Worldwide, Inc.                   23,960                   694
  Bowater Inc.                                    15,700                   691
* Westwood One, Inc.                              30,600                   681
  Potomac Electric Power Co.                      30,910                   679
  DENTSPLY International Inc.                     14,680                   674
  Allmerica Financial Corp.                       15,000                   673
* Trigon Healthcare, Inc.                         10,270                   673

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
MID-CAP INDEX PORTFOLIO                           SHARES                 (000)
------------------------------------------------------------------------------
  Newport News Shipbuilding Inc.           $       9,990         $         671
* Barnes & Noble, Inc.                            18,560                   670
* Brinker International, Inc.                     28,280                   668
* Health Net Inc.                                 34,750                   668
  Energy East Corp.                               33,100                   666
  Ross Stores, Inc.                               22,740                   665
  Sovereign Bancorp, Inc.                         69,860                   664
  PepsiAmericas, Inc.                             44,310                   662
  Fidelity National Financial, Inc.               24,500                   659
  Lennar Corp.                                    18,000                   649
* Dun & Bradstreet Corp.                          22,700                   636
  Associated Banc-Corp.                           18,680                   633
  NSTAR                                           15,100                   633
  Sonoco Products Co.                             26,920                   633
* CSG Systems International, Inc.                 15,000                   615
* Park Place Entertainment                        83,900                   615
  Eaton Vance Corp.                               19,600                   614
  Valero Energy Corp.                             17,420                   611
  Fastenal Co.                                    10,720                   611
* Integrated Device Technology Inc.               30,310                   610
  ICN Pharmaceuticals, Inc.                       23,040                   607
  Avnet, Inc.                                     33,221                   604
  Allete, Inc.                                    23,400                   600
  First Virginia Banks, Inc.                      13,050                   598
* Ceridian Corp.                                  41,200                   597
* LAM Research Corp.                              35,200                   597
* Dollar Tree Stores, Inc.                        31,675                   594
  Conectiv, Inc.                                  25,258                   594
  Harris Corp.                                    18,600                   592
  Waddell & Reed Financial, Inc.                  22,700                   590
* Protein Design Labs, Inc.                       12,400                   586
* TriQuint Semiconductor, Inc.                    36,553                   584
* Arrow Electronics, Inc.                         27,950                   583
  City National Corp.                             13,510                   583
* Tech Data Corp.                                 15,260                   578
  Omnicare, Inc.                                  26,490                   578
  ENSCO International, Inc.                       39,220                   573
* Polycom, Inc.                                   23,500                   573
  Jack Henry & Associates                         25,200                   572
  FirstMerit Corp.                                24,200                   568
  Manpower Inc.                                   21,570                   568
  Protective Life Corp.                           19,510                   566
* Semtech Corp.                                   19,700                   559
  Equitable Resources, Inc.                       18,600                   558
* Outback Steakhouse                              21,510                   551
* Mohawk Industries, Inc.                         14,900                   548
  Tootsie Roll Industries, Inc.                   14,299                   547
* E*TRADE Group, Inc.                             90,155                   545
  Reader's Digest Assn., Inc. Class A             29,200                   537
* Cypress Semiconductor Corp.                     35,950                   534
  Pacific Century Financial Corp.                 22,780                   532
* Certegy, Inc.                                   20,400                   530
* Sensormatic Electronics Corp.                   22,430                   529
  Puget Energy, Inc.                              24,530                   526
  International Speedway Corp.                    15,100                   526
  Martin Marietta Materials, Inc.                 13,410                   524
* Micrel, Inc.                                    26,200                   522
* Smith International, Inc.                       14,330                   522
  National Fuel Gas Co.                           22,540                   519
  Investors Financial Services Corp.               9,000                   519
  Wilmington Trust Corp.                           9,170                   506
* Cooper Cameron Corp.                            15,400                   505
* Gentex Corp.                                    21,100                   504
* Rational Software Corp.                         57,860                   501
  Belo Corp. Class A                              31,230                   501
* Investment Technology Group, Inc.                9,000                   499
* Network Associates, Inc.                        38,630                   498
  Noble Affiliates, Inc.                          16,030                   497
* Abercrombie & Fitch Co.                         28,240                   497
* Hispanic Broadcasting Corp.                     30,800                   496
* Suiza Foods Corp.                                7,790                   492
* Lear Corp.                                      18,140                   490
  Leucadia National Corp.                         15,700                   490
  OGE Energy Corp.                                22,190                   485
* Valassis Communications, Inc.                   15,200                   485
  Hubbell Inc. Class B                            16,630                   485
  Reynolds & Reynolds Class A                     20,740                   483
* International Rectifier Corp.                   17,700                   482
  Roslyn Bancorp, Inc.                            26,000                   481
* Lattice Semiconductor Corp.                     30,600                   480
* LifePoint Hospitals, Inc.                       10,900                   480
  Viad Corp.                                      25,000                   480
  Clayton Homes Inc.                              39,300                   479
* Jacobs Engineering Group Inc.                    7,580                   473
* IndyMac Bancorp, Inc.                           17,400                   472
  Dean Foods Corp.                                10,130                   469
* Henry Schein, Inc.                              12,100                   467
  The MONY Group Inc.                             14,100                   467
* Packaging Corp. of America                      30,100                   465
  Questar Corp.                                   22,910                   462
  GATX Corp.                                      13,740                   462
  Valspar Corp.                                   13,800                   461
  Webster Financial Corp.                         14,000                   461
  Tidewater Inc.                                  17,230                   460
  Kansas City Power & Light Co.                   17,580                   459
  Lubrizol Corp.                                  14,410                   455
  MDU Resources Group, Inc.                       19,300                   451
  Dial Corp.                                      26,940                   446
* Catalina Marketing Corp.                        15,800                   442
* Entercom Communications Corp.                   12,900                   439
  HCC Insurance Holdings, Inc.                    16,600                   437
* Scholastic Corp.                                 9,960                   433
* Borders Group, Inc.                             22,550                   432
* Energizer Holdings, Inc.                        25,900                   430
  Pentair, Inc.                                   13,920                   428
  Vectren Corp.                                   19,128                   428

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
  Sierra Pacific Resources                 $      28,210         $         426
  American Financial Group, Inc.                  19,170                   426
* Swift Transportation Co., Inc.                  23,740                   420
  Herman Miller, Inc.                             21,550                   420
* Kemet Corp.                                     24,800                   408
  Teleflex Inc.                                   10,910                   408
* Macrovision Corp.                               14,200                   403
  Colonial BancGroup, Inc.                        31,200                   399
* Pioneer Natural Resources Co.                   28,010                   399
* American Eagle Outfitters, Inc.                 19,900                   396
* Apria Healthcare Group, Inc.                    15,170                   393
  Lee Enterprises, Inc.                           12,390                   392
* Pride International, Inc.                       37,700                   392
  Harte-Hanks, Inc.                               18,100                   392
* Hanover Compressor Co.                          18,000                   389
* Williams-Sonoma, Inc.                           16,100                   383
* Vertex Pharmaceuticals, Inc.                    21,200                   382
* Extended Stay America, Inc.                     26,400                   382
  Lyondell Chemical Co.                           33,350                   382
* Steris Corp.                                    19,350                   380
  IDACORP, Inc.                                   10,610                   379
* National Instruments Corp.                      14,400                   377
  Helmerich & Payne, Inc.                         14,400                   376
* Edwards Lifesciences Corp.                      16,700                   374
* CheckFree Corp.                                 21,900                   372
* Storage Technology Corp.                        29,600                   371
  HON Industries, Inc.                            16,880                   371
  Solutia, Inc.                                   29,540                   366
  Interstate Bakeries Corp.                       14,290                   364
  WestAmerica Bancorporation                      10,100                   364
  Donaldson Co., Inc.                             12,630                   364
* 3Com Corp.                                      96,300                   361
  Hawaiian Electric Industries Inc.                9,250                   361
* LaBranche & Co. Inc.                            16,200                   360
* Advent Software, Inc.                            9,500                   358
* Cor Therapeutics, Inc.                          15,800                   358
  WGL Holdings Inc.                               13,100                   352
  Provident Financial Group, Inc.                 13,870                   350
* Quantum Corp.- DLT & Storage Systems            42,860                   350
* Mandalay Resort Group                           21,450                   348
* Payless ShoeSource, Inc.                         6,326                   347
  CBRL Group, Inc.                                15,770                   346
* Enterasys Networks, Inc.                        53,500                   345
* United Rentals, Inc.                            19,900                   345
* The Titan Corp.                                 17,500                   343
  Dole Food Co.                                   15,850                   339
* Forest Oil Corp.                                13,600                   337
* Advanced Fibre Communications, Inc.             23,000                   336
  Western Resources, Inc.                         20,100                   333
* National-Oilwell, Inc.                          22,900                   332
* Varco International, Inc.                       27,233                   329
* Cabot Microelectronics Corp.                     6,762                   327
* Coach, Inc.                                     12,300                   326
  Precision Castparts Corp.                       14,640                   325
  Tyson Foods, Inc.                               32,350                   324
* Six Flags, Inc.                                 26,180                   320
  Harsco Corp.                                    11,390                   316
  CNF Inc.                                        13,830                   316
* Perrigo Co.                                     20,710                   314
  Rayonier Inc.                                    7,710                   312
  York International Corp.                        10,840                   310
  AGL Resources Inc.                              15,430                   308
  DQE Inc.                                        15,900                   306
  Granite Construction Co.                        11,750                   301
  BorgWarner, Inc.                                 7,460                   301
* GTech Holdings Corp.                             8,560                   296
  StanCorp Financial Group, Inc.                   6,100                   295
* Covance, Inc.                                   16,440                   294
  Longs Drug Stores, Inc.                         10,800                   294
  Lancaster Colony Corp.                          10,470                   293
  IMC Global Inc.                                 32,360                   291
  Church & Dwight, Inc.                           11,020                   285
  Media General, Inc. Class A                      6,500                   282
  Public Service Co. of New Mexico                11,160                   281
* Silicon Valley Bancshares                       13,900                   281
* Furniture Brands International Inc.             14,370                   280
  Greater Bay Bancorp                             12,000                   279
  Kennametal, Inc.                                 8,730                   279
  ONEOK, Inc.                                     16,800                   278
  Callaway Golf Co.                               21,730                   278
* Plexus Corp.                                    11,700                   276
  RPM Inc. (Ohio)                                 29,120                   274
  Carter-Wallace, Inc.                            13,300                   272
* Ascential Software Corp                         82,300                   272
  Alexander & Baldwin, Inc.                       11,590                   271
* Sybase, Inc.                                    28,900                   269
  Pittston Brink's Group                          14,828                   268
  ArvinMeritor, Inc.                              18,765                   268
  Blyth, Inc.                                     13,400                   267
  Cleco Corp.                                     12,900                   266
* Cytec Industries, Inc.                          11,480                   266
* Price Communications Corp.                      15,600                   264
* Keane, Inc.                                     19,280                   263
* CommScope, Inc.                                 14,700                   263
  Universal Corp.                                  7,770                   259
* The Neiman Marcus Group, Inc. Class A           10,600                   259
  AK Steel Corp.                                  30,653                   259
* Airgas, Inc.                                    19,380                   257
* Incyte Genomics, Inc.                           18,800                   257
  Sensient Technologies Corp.                     13,560                   253
* Mentor Graphics Corp.                           18,320                   252
  Pennzoil-Quaker State Co.                       22,360                   250
  Ametek Aerospace Products Inc.                   9,450                   248
  Albemarle Corp.                                 13,020                   246

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
MID-CAP INDEX PORTFOLIO                           SHARES                 (000)
------------------------------------------------------------------------------
  Superior Industries International, Inc.  $       7,400         $         246
* Sylvan Learning Systems, Inc.                   10,700                   245
* Lands' End, Inc.                                 8,430                   244
  Tecumseh Products Co. Class A                    5,330                   243
  Carlisle Co., Inc.                               8,630                   242
  Western Gas Resources, Inc.                      9,200                   239
* Quanta Services, Inc.                           16,800                   239
* Acxiom Corp.                                    25,400                   239
  Dreyer's Grand Ice Cream, Inc.                   8,200                   238
* Wind River Systems Inc.                         22,200                   233
* Plantronics, Inc.                               13,600                   232
  Modine Manufacturing Co.                         9,430                   232
  Arch Coal, Inc.                                 14,800                   231
  Federal Signal Corp.                            12,900                   228
  Ferro Corp.                                      9,790                   227
  Trinity Industries, Inc.                        10,480                   227
* Wisconsin Central Transportation Corp.          13,160                   225
  Black Hills Corp.                                7,340                   224
  Crompton Corp.                                  31,955                   221
  Ohio Casualty Corp.                             17,000                   221
  Potlatch Corp.                                   8,100                   219
* RSA Security Inc.                               16,100                   217
* Powerwave Technologies, Inc.                    18,100                   216
* ADTRAN, Inc.                                    11,200                   214
  Overseas Shipholding Group Inc.                  9,710                   214
* Flowserve Corp.                                 10,720                   212
* VISX Inc.                                       16,000                   212
* Sotheby's Holdings Class A                      17,630                   211
  Minerals Technologies, Inc.                      5,540                   209
* Imation Corp.                                    9,950                   208
* Credence Systems Corp.                          17,100                   206
  Nordson Corp.                                    9,360                   205
  Kelly Services, Inc. Class A                    10,110                   204
  Horace Mann Educators Corp.                     11,470                   202
* Macromedia, Inc.                                16,700                   202
* Saks Inc.                                       40,170                   201
  Ruddick Corp.                                   13,010                   199
* FEI Co.                                          9,100                   198
  Banta Corp.                                      7,020                   196
  Stewart & Stevenson Services, Inc.               8,110                   195
* Emmis Communications, Inc.                      13,500                   195
* Gartner, Inc. Class B                           22,100                   192
* Grant Prideco, Inc.                             31,370                   191
* SanDisk Corp.                                   19,300                   190
* LTX Corp.                                       13,800                   188
  Wallace Computer Services, Inc.                 11,680                   186
  H.B. Fuller Co.                                  4,050                   185
* Avocent Corp.                                   12,389                   184
  P.H. Glatfelter Co.                             11,860                   182
  AGCO Corp.                                      20,060                   182
  Olin Corp.                                      12,220                   180
  Bob Evans Farms, Inc.                            9,850                   178
  J. M. Smucker Co.                                6,920                   178
  Kaydon Corp.                                     8,450                   177
  Claire's Stores, Inc.                           13,960                   177
  Wausau-Mosinee Paper Corp.                      14,400                   168
* Retek Inc.                                      13,800                   168
* Papa John's International, Inc.                  6,300                   164
* Covanta Energy Corp.                            14,040                   164
  Bandag, Inc.                                     5,940                   162
* Cirrus Logic                                    21,200                   157
  Montana Power Co.                               29,420                   154
* DSP Group Inc.                                   7,500                   150
* Alaska Air Group, Inc.                           7,390                   148
  Newport Corp.                                   10,400                   147
  Longview Fibre Co.                              14,470                   146
* InFocus Corp.                                   10,900                   142
* Dycom Industries, Inc.                          12,100                   140
  Carpenter Technology Corp.                       6,240                   139
* Legato Systems, Inc.                            24,920                   137
* UCAR International, Inc.                        15,200                   135
* Albany International Corp.                       8,888                   133
  Rollins, Inc.                                    8,540                   133
* Sequa Corp. Class A                              2,910                   132
  Airborne, Inc.                                  13,730                   131
* J.B. Hunt Transport Services, Inc.               9,890                   129
* Unifi, Inc.                                     15,470                   127
* Pacificare Health Systems, Inc.                  9,600                   121
* EGL, Inc.                                       13,600                   121
* Modis Professional Services Inc.                28,130                   113
  Lance, Inc.                                      8,330                   111
* Atlas Air Worldwide Holdings, Inc.              10,900                   107
* NCO Group, Inc.                                  7,100                    97
* Korn/Ferry International                        10,900                    90
  A. Schulman Inc.                                 8,370                    86
* TranSwitch Corp.                                23,800                    73
* Mastec Inc.                                     14,000                    71
* The Neiman Marcus Group, Inc. Class B           3,000                     71
* MIPS Technologies, Inc. Class B                 11,400                    68
* Transaction Systems Architects, Inc.            10,700                    67
* Sykes Enterprises, Inc.                         10,900                    61
  News Corp. Ltd. ADR                              2,469                    53
* Arris Group Inc.                                10,900                    39
* Gartner, Inc. Class A                            2,600                    24
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $249,943)                                              $     207,890
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                    FACE                MARKET
                                                  AMOUNT                VALUE*
                                                   (000)                 (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)(1)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 3.66%, 10/1/2001                       $         100         $        100
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  3.33%, 10/1/2001--Note G                         1,640                1,640
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $1,740)                                                       1,740
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
    (COST $251,683)                                                   209,630
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
------------------------------------------------------------------------------
Other Assets--Note C                                                    1,707
Liabilities--Note G                                                    (3,686)
                                                                 -------------
                                                                       (1,979)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 18,517,907 outstanding $.001
  par value shares of beneficial interest
    (UNLIMITED AUTHORIZATION)                                    $    207,651
==============================================================================

NET ASSET VALUE PER SHARE                                        $      11.21
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.2% and 0.7%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

------------------------------------------------------------------------------
                                                  AMOUNT                   PER
                                                   (000)                 SHARE
------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                            $     235,190         $      12.69
Undistributed Net
  Investment Income                               1,595                   .09
Accumulated Net Realized Gains                   12,913                   .70
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                         (42,053)                (2.27)
Futures Contracts                                     6                    --
------------------------------------------------------------------------------
NET ASSETS                                 $     207,651         $      11.21
==============================================================================

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
GROWTH PORTFOLIO                                  SHARES                 (000)
------------------------------------------------------------------------------
COMMON STOCKS (99.2%)
------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (15.3%)
* AOL Time Warner Inc.                     $     795,000         $      26,315
  Home Depot, Inc.                               484,825                18,603
* Liberty Media Corp.                          1,360,000                17,272
* Kohl's Corp.                                   209,500                10,056
* Viacom Inc. Class B                            132,000                 4,554
                                                                 -------------
                                                                 $      76,800
                                                                 -------------
CONSUMER STAPLES (3.7%)
  Walgreen Co.                                   299,000                10,295
* The Kroger Co.                                 202,000                 4,976
  Colgate-Palmolive Co.                           57,865                 3,371
                                                                 -------------
                                                                 $      18,642
                                                                 -------------

FINANCIAL SERVICES (15.3%)
  American International Group, Inc.             339,000                26,442
  Citigroup, Inc.                                598,000                24,219
  J.P. Morgan Chase & Co.                        279,000                 9,528
  Morgan Stanley Dean Witter & Co.               159,000                 7,370
  The Goldman Sachs Group, Inc.                   85,800                 6,122
  Merrill Lynch & Co., Inc.                       73,000                 2,964
                                                                 -------------
                                                                 $      76,645
                                                                 -------------
HEALTH CARE (17.7%)
  Pfizer, Inc.                                   878,000                35,207
  Johnson & Johnson                              279,000                15,457
  Schering-Plough Corp.                          336,450                12,482
  Cardinal Health, Inc.                          150,130                11,102
  Pharmacia Corp.                                215,450                 8,739
  Medtronic, Inc.                                129,675                 5,641
                                                                 -------------
                                                                 $      88,628
                                                                 -------------
OTHER ENERGY (3.7%)
  Dynegy, Inc.                                   230,000                 7,970
  Baker Hughes, Inc.                             133,000                 3,850
* Noble Drilling Corp.                           160,000                 3,840
  Transocean Sedco Forex Inc.                    111,445                 2,942
                                                                 -------------
                                                                 $      18,602
                                                                 -------------
PRODUCER DURABLES (2.9%)
  Nokia Corp. ADR                                735,000                11,503
* Applied Materials, Inc.                         94,878                 2,698
                                                                 -------------
                                                                 $      14,201
                                                                 -------------
TECHNOLOGY (20.5%)
* Microsoft Corp.                                464,250                23,755
* Cisco Systems, Inc.                            982,121                11,962
  Electronic Data Systems Corp.                  142,000                 8,176
* Micron Technology, Inc.                        433,000                 8,153
* Dell Computer Corp.                            423,000                 7,838
* Veritas Software Corp.                         363,600                 6,705
  Intel Corp.                                    257,000                 5,253
* Flextronics International Ltd.                 311,500                 5,152
* Solectron Corp.                                430,000                 5,010
* Check Point Software Technologies Ltd.         129,000                 2,841
* Amdocs Ltd.                                    105,100                 2,801
* Juniper Networks, Inc.                         265,325                 2,574
* Altera Corp.                                   149,050                 2,441
* Siebel Systems, Inc.                           178,250                 2,319
* Sanmina Corp.                                  156,200                 2,121
* Maxim Integrated Products, Inc.                 55,400                 1,936
* Applied Micro Circuits Corp.                   271,200                 1,896
* BEA Systems, Inc.                              106,210                 1,019
  Linear Technology Corp.                         25,000                   820
                                                                 -------------
                                                                 $     102,772
                                                                 -------------
UTILITIES (7.4%)
* Comcast Corp.-Special Class A                  339,500                12,178
* AT&T Wireless Services Inc.                    754,000                11,264
* AES Corp.                                      545,300                 6,991
  Vodafone Group PLC ADR                         286,740                 6,297
                                                                 -------------
                                                                 $      36,730
                                                                 -------------
OTHER (12.7%)
  General Electric Co.                         1,091,500                40,604
  Tyco International Ltd.                        504,000                22,932
                                                                 -------------
                                                                 $      63,536
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $714,466)                                                $     496,556
------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
COLLATERALIZED BY U.S. GOVERNMENT
  Obligations in a Pooled
  Cash Account
  3.34%, 10/1/2001
  (Cost $6,043)                            $      6,043          $       6,043
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (Cost $720,509)                                                      502,599
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
------------------------------------------------------------------------------
Other Assets--Note C                                                       801
Liabilities                                                            (2,892)
                                                                 -------------
                                                                       (2,091)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 41,662,222 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $     500,508
==============================================================================

NET ASSET VALUE PER SHARE                                        $       12.01
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

------------------------------------------------------------------------------
                                                  AMOUNT                   PER
                                                   (000)                 SHARE
------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                            $     894,695         $      21.47
Undistributed Net
Investment Income                                   620                   .01
Accumulated Net Realized Losses--Note E        (176,897)                (4.24)
Unrealized Depreciation--Note F                (217,910)                (5.23)
------------------------------------------------------------------------------
NET ASSETS                                 $    500,508         $      12.01
==============================================================================

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                                                                        MARKET
SMALL COMPANY                                                           VALUE*
GROWTH PORTFOLIO                                  SHARES                 (000)
------------------------------------------------------------------------------
COMMON STOCKS (89.9%)(1)
------------------------------------------------------------------------------
AUTO & Transportation (4.5%)
* Heartland Express, Inc.                  $     211,062         $       4,852
  Tidewater Inc.                                 121,800                 3,251
  C.H. Robinson Worldwide, Inc.                   94,800                 2,745
* Aviall Inc.                                    400,000                 2,460
  Werner Enterprises, Inc.                       108,500                 1,814
  Polaris Industries, Inc.                        31,700                 1,217
* RailAmerica, Inc.                               70,000                   875
* Landstar System, Inc.                            1,000                    64
* Frontier Airlines, Inc.                          5,100                    42
* AirTran Holdings, Inc.                           7,800                    33
* Forward Air Corp.                                1,300                    31
* BE Avionics Inc.                                 2,800                    21
                                                                 -------------
                                                                 $      17,405
                                                                 -------------
CONSUMER DISCRETIONARY (19.1%)
* Bally Total Fitness Holding Corp.              248,100                 5,039
* PETsMART, Inc.                                 613,900                 4,322
* Insight Communications Co., Inc.               210,000                 3,864
  Regis Corp.                                    179,000                 3,752
* Too Inc.                                       160,500                 3,369
  Callaway Golf Co.                              236,400                 3,026
* Steven Madden, Ltd.                            287,700                 2,920
* Entravision Communications Corp.               305,500                 2,612
* Radio One, Inc. Class D                        216,600                 2,500
* Guitar Center, Inc.                            189,500                 2,255
* Gaiam, Inc.                                    136,000                 2,141
* The Corporate Executive Board Co.               81,600                 2,128
* Movie Gallery, Inc.                             97,500                 2,021
* Emmis Communications, Inc.                     135,000                 1,947
* Value Vision International, Inc. Class A       143,500                 1,851
* Universal Electronics, Inc.                    116,600                 1,758
  Pier 1 Imports Inc.                            209,200                 1,736
* Gildan Activewear Inc.                         128,000                 1,542
* PLATO Learning, Inc.                            62,000                 1,497
  Phillips-Van Heusen Corp.                      142,500                 1,411
* Expedia Inc.                                    56,600                 1,375
* Helen of Troy Corp.                            120,000                 1,254
  Dover Downs Entertainment, Inc.                100,000                 1,238
* Management Network Group Inc.                  196,000                 1,186
* Travelocity.com Inc.                            88,500                 1,177
* F.Y.I. Inc.                                     30,000                 1,126
* FreeMarkets, Inc.                              103,000                 1,090
* Tuesday Morning Corp.                          103,000                   946
* Rent-A-Center, Inc.                             37,900                   881
* MTR Gaming Group Inc.                           75,000                   695
* Cox Radio, Inc.                                 31,000                   625
* Panera Bread Co.                                17,200                   602
* Lamar Advertising Co. Class A                   19,500                   591
* Venator Group, Inc.                             38,000                   579
  Ross Stores, Inc.                               19,500                   570
* Entercom Communications Corp.                   16,000                   544
* Timberland Co.                                  19,900                   539
  Intrawest Corp.                                 40,000                   532
* Ticketmaster Class B                            46,000                   476
* Labor Ready, Inc.                              135,000                   431
* Ultimate Electronics, Inc.                      20,500                   356
* iVillage Inc.                                  377,500                   340
* Tweeter Home Entertainment Group, Inc.          20,100                   274
* Hotel Reservations Network, Inc.                 9,500                   216
* Career Education Corp.                           3,800                   209
* Copart, Inc.                                     5,400                   151
* THQ Inc.                                         3,500                   151
* Argosy Gaming Co.                                5,600                   147
* Direct Focus, Inc.                               7,350                   146
* O'Reilly Automotive, Inc.                        5,100                   146
* Chico's FAS, Inc.                                5,850                   138
  CBRL Group, Inc.                                 6,100                   134
* ITT Educational Services, Inc.                   3,900                   125
* Education Management Corp.                       3,900                   118
* GTech Holdings Corp.                             3,400                   117
* Activision, Inc.                                 4,300                   117
* Wink Communications, Inc.                      112,500                   111
* Jack in the Box Inc.                             3,700                   104
  Ruby Tuesday, Inc.                               6,500                   102
* Abercrombie & Fitch Co.                          5,800                   102
* Tetra Tech, Inc.                                 4,500                    99
* American Eagle Outfitters, Inc.                  4,900                    98
* Waste Connections, Inc.                          3,600                    97
* Hot Topic, Inc.                                  3,800                    95
* CEC Entertainment Inc.                           2,700                    92
* SCP Pool Corp.                                   4,050                    86
* R.H. Donnelley Corp.                             3,300                    86
  Applebee's International, Inc.                   2,900                    86
* Genesco, Inc.                                    4,900                    80
* WMS Industries, Inc.                             4,300                    75
* Anchor Gaming                                    1,800                    75
* MAXIMUS, Inc.                                    1,800                    72
* Sonic Corp.                                      2,250                    68
* Polo Ralph Lauren Corp.                          3,500                    66
* Coinstar, Inc.                                   3,300                    65
* Sylvan Learning Systems, Inc.                    2,800                    64
* Renaissance Learning, Inc.                       1,900                    63
* GoTo.com, Inc.                                   4,900                    61
  Pittston Brink's Group                           3,300                    60
* 99 Cents Only Stores                             1,800                    58
* ProsoftTraining.com                             88,500                    57
* Rare Hospitality International Inc.              3,600                    56
  Tupperware Corp.                                 2,800                    56
* Quiksilver, Inc.                                 4,500                    56

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
* The Wet Seal, Inc. Class A               $       3,000         $          55
* Corinthian Colleges, Inc.                        1,600                    54
  Lee Enterprises, Inc.                            1,700                    54
* O'Charley's Inc.                                 3,100                    53
* Nautica Enterprises, Inc.                        4,400                    52
* Oakley, Inc.                                     4,100                    51
* InterTAN, Inc.                                   6,400                    50
* Cost Plus, Inc.                                  2,300                    42
* Skechers U.S.A., Inc.                            3,600                    42
* Shuffle Master, Inc.                             3,300                    42
* CoStar Group, Inc.                               2,300                    41
* Lightbridge, Inc.                                4,000                    41
* Fossil, Inc.                                     2,600                    41
* Professional Detailing, Inc.                     1,700                    41
  Brown Shoe Company, Inc.                         3,500                    40
* P.F. Chang's China Bistro, Inc.                  1,100                    40
* Penn National Gaming, Inc.                       2,300                    38
* Midway Games Inc.                                3,100                    38
* Group 1 Automotive, Inc.                         1,400                    37
* Factory 2-U Stores Inc.                          2,600                    36
* Charlotte Russe Holding Inc.                     2,800                    36
* AnnTaylor Stores Corp.                           1,500                    33
* HotJobs.com Ltd.                                 5,500                    33
* United Natural Foods, Inc.                       1,800                    33
* Insight Enterprises, Inc.                        2,200                    31
* Elizabeth Arden, Inc.                            2,400                    31
* Alliance Gaming Corp.                            2,100                    30
* Take-Two Interactive Software, Inc.              4,100                    29
* Vans, Inc.                                       2,500                    29
* Right Management Consultants, Inc.                 900                    28
* Green Mountain Coffee, Inc.                      1,200                    28
* Stein Mart, Inc.                                 3,300                    27
* The Children's Place Retail Stores, Inc.         1,500                    27
* Navigant Consulting, Inc.                        7,100                    26
* TETRA Technologies, Inc.                         1,500                    26
* Columbia Sportswear Co.                          1,100                    24
* Sirius Satellite Radio, Inc.                     5,400                    19
* Martha Stewart Living Omnimedia, Inc.            1,300                    19
* On Command Corp.                                 8,500                    19
* DigitalThink, Inc.                               2,300                    18
* Heidrick & Struggles International, Inc.         1,100                    16
* bebe stores, inc.                                  600                     9
                                                                 -------------
                                                                 $      74,682
                                                                 -------------
CONSUMER STAPLES (1.9%)
  Fleming Cos., Inc.                             202,200                 5,965
* Wild Oats Markets, Inc.                         63,000                   500
  Casey's General Stores, Inc.                    40,000                   476
* Performance Food Group Co.                       4,000                   114
  Dial Corp.                                       6,000                    99
  Church & Dwight, Inc.                            3,500                    90
  Vector Group Ltd.                                1,890                    81
* American Italian Pasta Co.                       1,700                    74
  Universal Corp.                                  2,000                    67
                                                                 -------------
                                                                 $       7,466
                                                                 -------------
FINANCIAL SERVICES (12.8%)
  Sun Communities, Inc. REIT                     210,200                 7,704
  Equity Residential Properties Trust REIT       123,500                 7,212
  Jefferies Group, Inc.                          173,000                 5,709
  Regency Centers Corp. REIT                     212,500                 5,472
  Manufactured Home Communities, Inc. REIT       143,800                 4,374
  Legg Mason Inc.                                 84,500                 3,360
  GATX Corp.                                      85,700                 2,883
* Investment Technology Group, Inc.               50,887                 2,824
  Prentiss Properties Trust REIT                  95,100                 2,615
* Concord EFS, Inc.                               51,461                 2,519
* The InterCept Group, Inc.                       38,300                 1,281
* HomeStore.com, Inc.                             60,000                   459
  New York Community Bancorp, Inc.                14,100                   327
* AmeriCredit Corp.                                7,000                   221
  Doral Financial Corp.                            5,400                   210
  Astoria Financial Corp.                          2,400                   142
  Fidelity National Financial, Inc.                4,640                   125
  National Data Corp.                              3,300                   119
  Eaton Vance Corp.                                3,700                   116
  W.R. Berkley Corp.                               2,300                   110
* eFunds Corp.                                     6,300                   105
  Greater Bay Bancorp                              4,400                   102
  First American Corp.                             4,900                    99
  Brown & Brown, Inc.                              1,900                    99
  UCBH Holdings, Inc.                              3,300                    96
* Southwest Bancorporation of Texas, Inc.          3,000                    89
  Citizens Banking Corp.                           2,500                    80
  Fair, Isaac & Co., Inc.                          1,650                    78
  LandAmerica Financial Group, Inc.                2,300                    76
  Hilb, Rogal and Hamilton Co.                     1,600                    73
  Dime Community Bancshares                        2,850                    72
* LaBranche & Co. Inc.                             3,200                    71
* IndyMac Bancorp, Inc.                            2,600                    70
* First Federal Financial Corp.                    2,600                    68
  Ventas, Inc. REIT                                6,100                    66
* Kronos, Inc.                                     1,600                    66
  Provident Bankshares Corp.                       2,900                    60
  FactSet Research Systems Inc.                    2,400                    58
  John H. Harland Co.                              2,600                    57
  Global Payments Inc.                             1,900                    56
* Advent Software, Inc.                            1,400                    53
  Investors Financial Services Corp.                 800                    46
* BlackRock, Inc.                                  1,000                    44
  Downey Financial Corp.                           1,000                    44

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                                                                        MARKET
SMALL COMPANY                                                           VALUE*
GROWTH PORTFOLIO                                  SHARES                 (000)
------------------------------------------------------------------------------
* Carreker Corp.                           $       5,500         $          42
  Nationwide Financial Services, Inc.              1,100                    41
  Commercial Federal Corp.                         1,600                    39
  Sterling Bancshares, Inc.                        2,850                    38
* Digital Insight Corp.                            3,000                    35
* NextCard, Inc.                                   5,400                    34
  R & G Financial Corp. Class B                    1,800                    31
  Tucker Anthony Sutro Corp.                       1,100                    26
  TrustCo Bank Corp NY                             1,900                    26
  First Source Corp.                                 630                    14
  GBC Bancorp                                        200                     6
* Harbor Global Company Ltd.                         260                     2
                                                                 -------------
                                                                 $      49,844
                                                                 -------------
HEALTH CARE (24.2%)
  DENTSPLY International Inc.                    230,000                10,566
* Henry Schein, Inc.                             162,000                 6,253
* Mid Atlantic Medical Services, Inc.            262,300                 5,508
* Beverly Enterprises, Inc.                      506,500                 5,166
* Coventry Health Care Inc.                      166,200                 3,922
* Regeneron Pharmaceuticals, Inc.                169,700                 3,774
  Mentor Corp.                                   149,000                 3,770
* Cubist Pharmaceuticals, Inc.                   115,000                 3,769
* Orthofix International N.V.                    128,000                 3,648
* Axcan Pharma Inc.                              300,000                 3,210
  Bausch & Lomb, Inc.                            111,000                 3,141
* Transkaryotic Therapies, Inc.                   97,000                 2,633
* Vertex Pharmaceuticals, Inc.                   139,500                 2,517
* Cell Genesys, Inc.                             152,850                 2,446
* Isis Pharmaceuticals, Inc.                     140,000                 2,387
* SkyePharma PLC ADR                             300,000                 2,334
* Deltagen, Inc.                                 330,000                 2,333
* Aspect Medical Systems, Inc.                   200,000                 2,190
* Syncor International Corp.                      61,100                 1,945
  Arrow International, Inc.                       47,000                 1,753
* ImmunoGen, Inc.                                188,000                 1,701
* Tularik, Inc.                                    2,100                 1,696
* Lexicon Genetics Inc.                          220,000                 1,672
* Abgenix, Inc.                                   72,200                 1,639
* Medarex, Inc.                                  101,000                 1,525
* Sybron Dental Specialties, Inc.                 73,000                 1,358
* Human Genome Sciences, Inc.                     39,400                 1,218
* Affymetrix, Inc.                                66,500                 1,067
* Cardiac Science, Inc.                          400,000                 1,001
* Applera Corp.-Celera Genomics Group             33,900                   817
* ARIAD Pharmaceuticals, Inc.                    300,000                   735
* Alkermes, Inc.                                  34,000                   666
* BriteSmile, Inc.                                69,000                   414
* LifePoint Hospitals, Inc.                        5,800                   255
* Laboratory Corp. of America Holdings             2,900                   234
* STERIS Corp.                                     8,000                   157
* Accredo Health, Inc.                             4,200                   153
* AdvancePCS                                       2,100                   151
* Perrigo Co.                                      9,700                   147
* Province Healthcare Co.                          4,000                   147
* Apria Healthcare Group Inc.                      5,500                   142
  Diagnostic Products Corp.                        3,300                   139
* Invitrogen Corp.                                 2,100                   138
* Charles River Laboratories, Inc.                 3,800                   134
* Caremark Rx, Inc.                                8,000                   133
* DaVita, Inc.                                     6,500                   132
* CIMA Labs Inc.                                   2,100                   128
* Respironics, Inc.                                3,600                   128
* AmerisourceBergen Corp.                          1,762                   125
* Albany Molecular Research, Inc.                  4,800                   119
* Pharmaceutical Product Development, Inc.         3,700                   108
* Pharmaceutical Resources, Inc.                   2,900                   104
* Varian, Inc.                                     4,100                   104
* AmeriPath, Inc.                                  3,800                   100
* Covance, Inc.                                    5,400                    97
* Eclipsys Corp.                                   7,000                    93
* Scios, Inc.                                      5,500                    92
* NPS Pharmaceuticals, Inc.                        2,900                    90
* SangStat Medical Corp.                           4,800                    88
  Cooper Cos., Inc.                                1,800                    84
* Humana, Inc.                                     6,900                    83
* RehabCare Group, Inc.                            1,900                    83
* Techne Corp.                                     2,800                    82
* ILEX Oncology, Inc.                              3,100                    81
* CryoLife Inc.                                    2,100                    79
  Omnicare, Inc.                                   3,500                    76
* Cerner Corp.                                     1,400                    69
* SurModics, Inc.                                  1,700                    68
* Corixa Corp.                                     5,908                    62
* Serologicals Corp.                               3,400                    62
* Endocare, Inc.                                   3,400                    60
* Thoratec Corp.                                   3,600                    60
* Varian Medical Systems, Inc.                       900                    58
* Health Net Inc.                                  2,900                    56
* Myriad Genetics, Inc.                            1,800                    55
* Barr Labs Inc.                                     700                    55
* Impath, Inc.                                     1,600                    55
* Rightchoice Managed Care, Inc.                   1,100                    55
* Sunrise Assisted Living, Inc.                    2,100                    54
* Edwards Lifesciences Corp.                       2,400                    54
* Martek Biosciences Corp.                         2,900                    53
* ResMed Inc.                                      1,000                    51
* PolyMedica Corp.                                 3,300                    50
* Sicor, Inc.                                      2,600                    49
* Bruker Daltonics, Inc.                           2,900                    48
* American Healthcorp Inc.                         1,300                    46
* Magellan Health Services, Inc.                   3,900                    45
* Pharmacyclics, Inc.                              2,200                    39
* Vical, Inc.                                      3,500                    36
* Biosite Inc.                                     1,500                    36

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                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
* Urologix, Inc.                           $       2,600         $          35
* OSI Pharmaceuticals, Inc.                        1,000                    33
* Trimeris, Inc.                                     900                    32
* Integra LifeSciences Holdings                    1,000                    28
* Novoste Corp.                                    4,300                    26
* Closure Medical Corp.                            1,200                    23
* The Medicines Co.                                3,700                    22
* Imatron, Inc.                                   12,200                    22
* OraSure Technologies, Inc.                       2,100                    22
* Triangle Pharmaceuticals, Inc.                   5,000                    16
* SciClone Pharmaceuticals, Inc.                   4,500                    15
* I-STAT Corp.                                     2,500                    15
* Genome Therapeutics Corp.                        2,200                    13
* Miravant Medical Technologies                    1,600                    12
* Organogenesis, Inc.                              1,900                    11
* Alliance Pharmaceutical Corp.                    8,300                     8
* ATS Medical, Inc.                                1,600                     6
* Sunrise Technologies International, Inc.         3,400                     2
* Matrix Pharmaceutical, Inc.                      2,300                     1
                                                                 -------------
                                                                 $      94,398
                                                                 -------------
INTEGRATED OILS
  Kerr-McGee Corp.                                   518                    27

OTHER ENERGY (2.6%)
* Hanover Compressor Co.                         100,800                 2,181
* Core Laboratories N.V.                         129,500                 1,665
* Unit Corp.                                     180,100                 1,599
  St. Mary Land & Exploration Co.                 99,300                 1,582
  Carbo Ceramics Inc.                             33,000                   914
  XTO Energy, Inc.                                11,600                   162
  Pogo Producing Co.                               5,200                   122
* Spinnaker Exploration Co.                        3,400                   120
  Patina Oil & Gas Corp.                           4,900                   113
* Stone Energy Corp.                               3,351                   108
* Key Energy Services, Inc.                       16,500                   105
* Evergreen Resources, Inc.                        3,000                   102
  Cabot Oil & Gas Corp. Class A                    4,400                    88
  Arch Coal, Inc.                                  5,500                    86
  Vintage Petroleum, Inc.                          5,200                    82
* Patterson-UTI Energy, Inc.                       5,700                    70
* Louis Dreyfus Natural Gas Corp.                  1,800                    70
* Swift Energy Co.                                 3,300                    68
* Tom Brown, Inc.                                  3,000                    63
* Plains Resources Inc.                            2,400                    62
  CONSOL Energy, Inc.                              2,700                    58
* FuelCell Energy, Inc.                            3,900                    58
* Chesapeake Energy Corp.                         10,000                    56
* Grey Wolf, Inc.                                 30,000                    54
* Newpark Resources, Inc.                          7,600                    51
  Mitchell Energy & Development
    Corp. Class A                                  1,000                    50
* Cal Dive International, Inc.                     2,900                    48
* Prima Energy Corp.                               2,100                    47
* Houston Exploration Co.                          1,800                    45
* Superior Energy Services, Inc.                   7,500                    44
* Oceaneering International, Inc.                  2,500                    40
* Forest Oil Corp.                                 1,450                    36
* Seitel, Inc.                                     2,900                    29
* Key Production Company, Inc.                     1,700                    20
* Comstock Resources, Inc.                         3,100                    18
* Horizon Offshore, Inc.                           2,800                    17
* Veritas DGC Inc.                                 1,500                    17
* The Meridian Resource Corp.                      3,300                    11
                                                                 -------------
                                                                 $      10,061
                                                                 -------------
MATERIALS & Processing (2.5%)
* Trammell Crow Co.                              400,000                 4,000
* Ag Services of America, Inc.                   200,000                 2,320
  Valmont Industries, Inc.                        99,600                 1,394
  Watsco, Inc.                                    40,000                   524
* Mobile Mini, Inc.                               16,000                   415
  Elcor Corp.                                      6,000                   129
  Ball Corp.                                       1,900                   114
* Freeport-McMoRan Copper &
    Gold Inc. Class B                              7,800                    86
* Shaw Group, Inc.                                 3,000                    84
* Dal-Tile International Inc.                      5,400                    83
  Apogee Enterprises, Inc.                         5,200                    67
* Stillwater Mining Co.                            3,200                    64
  Delta & Pine Land Co.                            3,400                    58
* Ivex Packaging Corp.                             3,300                    56
  Precision Castparts Corp.                        2,500                    56
* Lone Star Technologies, Inc.                     3,700                    46
* Insituform Technologies, Inc.
    Class A                                        2,200                    38
* Intermagnetics General Corp.                     1,300                    30
* Valence Technology, Inc.                         8,400                    30
  USEC Inc.                                        3,200                    21
  Interface, Inc.                                  4,300                    18
                                                                 -------------
                                                                 $       9,633
                                                                 -------------
PRODUCER DURABLES (8.7%)
* Mettler-Toledo International Inc.              213,100                 8,980
  Clayton Homes Inc.                             495,500                 6,045
* Palm Harbor Homes, Inc.                        243,953                 4,562
* Polycom, Inc.                                  112,400                 2,739
* Garmin Ltd.                                    150,000                 2,416
  Lindsay Manufacturing Co.                       89,850                 1,595
* Plantronics, Inc.                               90,100                 1,536
* Headwaters Inc.                                120,000                 1,320
* SpectraLink Corp.                               85,800                 1,302
* Metawave Communications Corp.                  220,500                   595
* Zygo Corp.                                      51,000                   526
* Alliant Techsystems, Inc.                        3,450                   295
* NVR, Inc.                                        1,700                   239
* August Technology Corp.                         20,000                   164

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                                                                        MARKET
SMALL COMPANY                                                           VALUE*
GROWTH PORTFOLIO                                  SHARES                 (000)
------------------------------------------------------------------------------
* Flowserve Corp.                          $       5,500         $         109
  Centex Corp.                                     3,100                   105
  Ryland Group, Inc.                               2,100                   100
  Woodward Governor Co.                            1,800                    87
  KB HOME                                          3,000                    85
  D.R. Horton, Inc.                                3,741                    78
  MDC Holdings, Inc.                               2,700                    75
  Standard Pacific Corp.                           3,700                    72
  C & D Technology Inc.                            3,900                    72
* Electro Scientific Industries, Inc.              2,900                    64
  Lennar Corp.                                     1,700                    61
  Engineered Support Systems, Inc.                 1,300                    61
* Teledyne Technologies, Inc.                      3,800                    61
  Newport News Shipbuilding Inc.                     800                    54
* Photronics Labs Inc.                             2,900                    54
* Itron, Inc.                                      2,200                    51
* Toll Brothers, Inc.                              1,700                    50
  Helix Technology Corp.                           3,000                    49
* Ultratech Stepper, Inc.                          4,000                    48
* FEI Co.                                          2,200                    48
* Rudolph Technologies, Inc.                       1,500                    37
* Semitool, Inc.                                   3,300                    32
  General Cable Corp.                              3,200                    32
* ATMI, Inc.                                       1,900                    29
* TRC Cos., Inc.                                     800                    29
* Artesyn Technologies, Inc.                       5,200                    28
* LTX Corp.                                        1,900                    26
* Cymer, Inc.                                      1,500                    25
* Presstek, Inc                                    3,100                    19
* FSI International, Inc.                          1,900                    19
  Graco, Inc.                                        550                    17
* Nanometrics Inc.                                   900                    16
* DuPont Photomasks, Inc.                            500                    14
* Vicor Corp.                                        800                    11
* Somera Communications, Inc.                      2,300                    10
* Orbital Sciences Corp.                           2,100                     4
                                                                 -------------
                                                                 $      34,046
                                                                 -------------
TECHNOLOGY (12.1%)
* FLIR Systems, Inc.                             124,000                 5,088
* Hutchinson Technology, Inc.                    132,000                 2,350
* EPIQ Systems, Inc.                              90,000                 2,295
* Verity, Inc.                                   226,100                 2,284
* Register.com, Inc.                             227,500                 2,257
* Maxtor Corp.                                   586,720                 2,095
* SonicWALL, Inc.                                175,000                 2,079
* Trimble Navigation Ltd.                        130,600                 1,992
* Optimal Robotics Corp.                          67,500                 1,654
* Oak Technology, Inc.                           210,500                 1,642
* Western Digital Corp.                          661,000                 1,434
* Monolithic System Technology, Inc.             153,500                 1,340
* Moldflow Corp.                                 158,000                 1,338
* Centra Software, Inc.                          148,300                 1,269
* Agile Software Corp.                           138,000                 1,254
* DRS Technologies, Inc.                          35,000                 1,216
* StorageNetworks, Inc.                          304,000                 1,204
* Liberate Technologies, Inc.                    106,000                 1,056
* InterVoice-Brite, Inc.                          94,100                   977
* Sipex Corp.                                    144,000                   930
* MatrixOne, Inc.                                153,400                   834
* Packeteer, Inc.                                256,000                   817
* DMC Stratex Networks, Inc.                     146,500                   756
* Microtune, Inc.                                 60,000                   684
* Riverdeep Group PLC                             45,000                   658
* OpenTV Corp. Class A                           120,000                   602
* ADTRAN, Inc.                                    30,000                   573
* Concord Communications, Inc.                    60,000                   534
* Lantronix, Inc.                                 81,000                   494
* Transaction Systems Architects, Inc.            70,000                   440
* Digitas Inc.                                   189,000                   435
* MetaSolv, Inc.                                  56,500                   339
* JDA Software Group, Inc.                        24,500                   322
* BSQUARE Corp.                                  111,300                   295
* Novadigm, Inc.                                  40,000                   294
* SeaChange International, Inc.                   13,900                   243
* Diversinet Corp.                               223,000                   223
* Mercury Computer Systems, Inc.                   3,800                   143
* HNC Software, Inc.                               7,100                   133
* Microsemi Corp.                                  4,400                   115
* Netro Corp.                                     40,000                   108
* Exar Corp.                                       5,500                    95
* Coherent, Inc.                                   3,300                    94
* Mentor Graphics Corp.                            6,800                    94
* Aeroflex, Inc.                                   8,200                    90
* Black Box Corp.                                  2,100                    88
* Advanced Digital Information Corp.               8,200                    85
* WebEx Communications, Inc.                       3,900                    83
* Maxwell Technologies, Inc.                      12,100                    79
* INT Media Group, Inc.                           62,500                    72
* Electronics for Imaging, Inc.                    4,400                    72
* J.D. Edwards & Co.                               9,600                    68
* Perot Systems Corp.                              4,100                    66
* Secure Computing Corp.                           5,900                    57
* NetIQ Corp.                                      2,496                    57
  Newport Corp.                                    4,000                    56
* Stellent, Inc.                                   3,900                    56
* Numerical Technologies, Inc.                     3,100                    51
* Documentum, Inc.                                 6,200                    51
* Anaren Microwave, Inc.                           3,100                    51
* FileNET Corp.                                    4,800                    48
* Radiant Systems, Inc.                            4,600                    47
* Digimarc Corp.                                   3,300                    45
* Aspen Technologies, Inc.                         4,500                    45
* Elantec Semiconductor, Inc.                      1,900                    44
* Harmonic, Inc.                                   5,100                    41

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
* Legato Systems, Inc.                     $       7,400         $          41
* Borland Software Corp.                           5,000                    41
* AsiaInfo Holdings, Inc.                          3,300                    39
* Pericom Semiconductor Corp.                      2,800                    39
* Forrester Research, Inc.                         2,200                    37
* Cognizant Technology Solutions Corp.             1,600                    36
* Centillium Communications, Inc.                  5,700                    35
* Planar Systems, Inc.                             1,700                    34
* Retek Inc.                                       2,700                    33
* Sage, Inc.                                       2,100                    32
* Pixelworks, Inc.                                 2,500                    32
* Netegrity, Inc.                                  3,600                    31
* AXT, Inc.                                        2,900                    31
* Manhattan Associates, Inc.                       1,800                    31
* SERENA Software, Inc.                            2,500                    29
* Sanchez Computer Associates, Inc.                3,800                    29
* IDX Systems Corp.                                2,700                    28
* Cirrus Logic, Inc.                               3,600                    27
* Actuate Software Corp.                           6,300                    26
* Echelon Corp.                                    2,100                    26
* eSPEED, Inc.                                     5,200                    26
* ANSYS, Inc.                                      1,400                    25
* Digital River, Inc.                              3,200                    24
* DDi Corp.                                        2,600                    20
* SBS Technologies, Inc.                           1,800                    20
* The TriZetto Group, Inc.                         2,100                    18
* Informatica Corp.                                4,600                    18
* MapInfo Corp.                                    2,400                    18
* Manugistics Group, Inc.                          2,800                    16
* Saba Software, Inc.                              7,500                    15
* Silicon Storage Technology, Inc.                 2,600                    12
* Akamai Technologies, Inc.                        3,900                    11
* Pinnacle Systems, Inc.                           3,500                    10
* Visual Networks, Inc.                            4,200                    10
* ZixIt Corp.                                      1,900                     9
* Interwoven, Inc.                                 2,300                     9
* Datastream Systems, Inc.                         2,800                     8
* United Online, Inc.                              3,249                     7
* Celeritek, Inc.                                    500                     6
* Brio Technology, Inc.                            2,000                     5
* SatCon Technology Corp.                            900                     5
* CyberOptics Corp.                                  500                     4
* Adept Technology, Inc.                             800                     2
                                                                 -------------
                                                                 $      47,386
                                                                 -------------
UTILITIES (1.5%)
* General Communication, Inc.                    246,000                 2,977
* CTC Communications Group, Inc.                 244,000                 1,269
  Montana Power Co.                              165,000                   866
* Illuminet Holdings, Inc.                         4,700                   180
  Black Hills Corp.                                4,300                   131
  Western Gas Resources, Inc.                      3,700                    96
* Covanta Energy Corp.                             8,100                    95
  Energen Corp.                                    3,200                    72
* Intrado Inc.                                     2,400                    62
* Commonwealth Telephone Enterprises, Inc.           800                    29
* Adelphia Business Solutions, Inc.                6,000                     6
* Metricom, Inc.                                   5,100                     2
                                                                 -------------
                                                                 $       5,785
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $404,534)                                                $     350,733
------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.1%)(1)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 3.59%, 10/11/2001                      $       2,000         $       1,999
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 3.55%, 10/11/2001                                500                   500
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.33%, 10/1/2001--Note G                         7,785                 7,785
  3.34%, 10/1/2001                                44,745                44,745
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $55,029)                                               $      55,029
------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.0%)
    (Cost $459,563)                                              $     405,762
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.0%)
------------------------------------------------------------------------------
Other Assets--Note C                                                     3,270
Liabilities--Note G                                                   (18,968)
                                                                 -------------
                                                                      (15,698)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 29,407,822 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $     390,064
==============================================================================

NET ASSET VALUE PER SHARE                                        $       13.26
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 91.8% and 12.2%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Securities with an aggregate value of $2,499,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

------------------------------------------------------------------------------
SMALL COMPANY                                     AMOUNT                   PER
GROWTH PORTFOLIO                                   (000)                 SHARE
------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                            $     432,792         $       14.72
Undistributed Net
  Investment Income                                3,021                   .10
Accumulated Net Realized Gains                     8,057                   .27
Unrealized Depreciation--Note F
  Investment Securities                         (53,801)                (1.83)
  Futures Contracts                                  (5)                    --
------------------------------------------------------------------------------
NET ASSETS                                 $     390,064         $       13.26
==============================================================================

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
INTERNATIONAL PORTFOLIO                           SHARES                 (000)
------------------------------------------------------------------------------
COMMON STOCKS (96.5%)
------------------------------------------------------------------------------
BELGIUM (0.8%)
  UCB SA                                   $      28,000         $       1,130
  Groupe Bruxelles Lambert SA                     17,000                   828
                                                                 -------------
                                                                 $       1,958
                                                                 -------------
FINLAND (0.8%)
  Nokia Oyj                                       56,700                   927
  Stora Enso Oyj R Shares                         78,000                   870
                                                                 -------------
                                                                 $       1,797
                                                                 -------------
FRANCE (17.7%)
  Vivendi Universal SA                           173,387                 8,030
  Suez SA                                        230,000                 7,645
  L'Air Liquide SA (Registered)                   34,000                 4,769
  Thales Ex Thomson CSF                          115,000                 4,189
  BNP Paribas                                    35,000                  2,862
  Sodexho Alliance SA                            65,333                  2,767
* Lafarge SA                                     33,000                  2,688
  Accor SA                                       84,000                  2,387
  Sanofi-Synthelabo SA                           25,087                  1,634
  Havas Advertising SA                           183,000                 1,117
  Etablissements Economiques
    du Casino Guichard-Perrachon SA Pfd.          19,000                   988
  Schneider Electric SA                           25,160                   917
  France Telecom SA                               22,200                   700
  Alstom                                          34,000                   520
  Canal Plus SA                                   32,000                   103
                                                                 -------------
                                                                 $      41,316
                                                                 -------------
GERMANY (3.5%)
  BASF AG                                        104,000                 3,682
  Muenchener Rueckversicherungs-
    Gesellschaft AG                               13,030                 3,352
  Bayerische Motoren Werke AG                     27,000                   689
  ProSieben Media AG                              86,000                   392
                                                                 -------------
                                                                         8,115
                                                                 -------------
HONG KONG (2.7%)
* China Mobile (Hong Kong) Ltd.                  663,000                 2,108
  Henderson Land Development Co. Ltd.            428,000                 1,402
  Swire Pacific Ltd. A Shares                    328,500                 1,236
  Cheung Kong Holdings Ltd.                      140,000                 1,090
  Johnson Electric Holdings Ltd.                 615,000                   560
                                                                 -------------
                                                                 $       6,396
                                                                 -------------
IRELAND (4.1%)
  Bank of Ireland                                482,801                 3,825
* Elan Corp. PLC ADR                              75,000                 3,634
  Allied Irish Banks PLC                         247,510                 2,225
                                                                 -------------
                                                                 $       9,684
                                                                 -------------
ITALY (1.9%)
  Assicurazioni Generali SpA                      97,000                 2,606
  Mediobanca Banca di Credito
    Finanziaria SpA                              103,000                   978
  Olivetti SpA                                   773,684                   762
                                                                 -------------
                                                                 $       4,346
                                                                 -------------
JAPAN (19.9%)
  East Japan Railway Co.                             890                 5,372
  Nippon Telegraph and
    Telephone Corp.                                  914                 4,266
  Yamanouchi Pharmaceuticals Co., Ltd.           145,000                 3,895
  Fuji Photo Film Co., Ltd.                      111,000                 3,820
  Mabuchi Motor Co.                               39,100                 3,200
  Ricoh Co.                                      209,000                 3,147
  Takeda Chemical Industries Ltd.                 62,000                 2,862
  Mitsui & Co., Ltd.                             425,000                 2,412
  Nomura Holdings Inc.                           146,000                 1,908
  Hitachi Ltd.                                   261,000                 1,737
  Yasuda Fire & Marine Insurance Co.             250,000                 1,679
  Tokyo Electric Power Co.                        66,000                 1,645
  Nippon Television Network Corp.                  5,480                 1,258
  Murata Manufacturing Co., Ltd.                  21,200                 1,215
  Bridgestone Corp.                              153,000                 1,067
  Sumitomo Electric Industries Ltd.               99,000                   887
  West Japan Railway Co.                             140                   787
  Daiichi Pharmaceutical Co., Ltd.                36,000                   755
  Sony Corp.                                      16,800                   619
  SMC Corp.                                        7,800                   616
  Rohm Co., Ltd.                                   5,700                   555
  Hirose Electric Co., Ltd.                        8,700                   548
  Nippon Unipac Holding                              100                   525
  Sankyo Co., Ltd.                                16,400                   494
  NGK Spark Plug Co.                              64,000                   458
    Omron Corp.                                   34,000                   442
  Matsushita Electric Industrial
    Co., Ltd.                                     20,000                   245
  TDK Corp.                                        5,700                   239
                                                                 -------------
                                                                 $      46,653
                                                                 -------------
MEXICO (0.3%)
* Grupo Televisa SA GDR                           20,100                   577
  Cemex SA de CV ADR                                 707                    15
                                                                 -------------
                                                                 $         592
                                                                 -------------
NETHERLANDS (10.8%)
  ING Groep NV                                   620,394                16,628
  TPG NV                                         176,000                 3,364
  Koninklijke (Royal) Philips
    Electronics NV                               104,000                 2,017
* Buhrmann NV                                    180,644                 1,068
  STMicroelectronics NV                           45,000                   966
* ASML Holding NV                                 53,000                   590
* Getronics NV                                   195,849                   455
  Oce NV                                          33,275                   236
                                                                 -------------
                                                                 $      25,324
                                                                 -------------
SINGAPORE (1.9%)
  DBS Group Holdings Ltd.                        298,864                 1,633
  United Overseas Bank Ltd.                      220,000                 1,196
  Singapore Press Holdings Ltd.                   81,138                   727

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
INTERNATIONAL PORTFOLIO                           SHARES                 (000)
------------------------------------------------------------------------------
  City Developments Ltd.                   $     297,000         $         703
  Singapore Technologies Engineering Ltd.        200,000                   247
                                                                 -------------
                                                                 $       4,506
                                                                 -------------
SOUTH KOREA (1.9%)
  Samsung Electronics Co. Ltd.                    41,817                 4,471
                                                                 -------------
SPAIN (0.5%)
  Bankinter SA                                    43,000                 1,216
                                                                 -------------
SWEDEN (2.5%)
  Svenska Handelsbanken AB A Shares              210,000                 2,726
  Assa Abloy AB                                  123,000                 1,384
  Electrolux AB Series B                         100,500                 1,046
  Skandia Forsakrings AB                         147,000                   799
                                                                 -------------
                                                                 $       5,955
                                                                 -------------
SWITZERLAND (3.9%)
  Novartis AG (Registered)                       79,000                  3,094
* Syngenta AG                                     60,055                 3,035
  Compagnie Financiere Richemont AG                  570                 1,076
  Clariant AG                                     70,000                 1,048
  Adecco SA (Registered)                          25,000                   852
                                                                 -------------
                                                                 $       9,105
                                                                 -------------
TAIWAN (1.6%)
  United Microelectronics
    Warrants Exp. 2/15/2002                    1,569,400                 1,397
* Taiwan Semiconductor
    Manufacturing Warrants Exp.12/28/2001        325,000                   610
* Taiwan Semiconductor
    Manufacturing Warrants Exp. 3/28/2002        281,228                   530
* Taiwan Semiconductor
    Warrants Exp. 2/15/2002                      212,000                   396
  Silicon Precision
    Industries Co. Warrants Exp. 7/11/2002       667,000                   367
* Taiwan Semiconductor
    Manufacturing Warrants Exp. 10/23/2001       184,000                   344
                                                                 -------------
                                                                 $       3,644
                                                                 -------------

UNITED KINGDOM (21.7%)
  HBOS PLC                                       624,000                 6,731
  AstraZeneca Group PLC                          135,000                 6,280
  Vodafone Group PLC                           2,715,000                 5,985
  Standard Chartered PLC                         397,600                 3,941
  Tesco PLC                                      807,416                 3,038
  Kingfisher PLC                                 575,454                 2,622
  Boots Co. PLC                                  285,000                 2,614
  New Dixons Group PLC                           807,000                 2,185
  Provident Financial PLC                        167,000                 1,617
  Logica PLC                                     163,000                 1,617
  Reuters Group PLC                              174,000                 1,532
  BAA PLC                                        188,000                 1,492
  Reckitt Benckiser PLC                          100,000                 1,437
  Electrocomponents PLC                          204,000                 1,226
  IMI PLC                                        342,000                 1,156
  EMI Group PLC                                  300,000                 1,045
* ARM Holdings PLC                               298,000                 1,026
  United Business Media PLC                      177,295                   985
  Royal Bank of Scotland Group PLC               42,000                    925
  Smith & Nephew PLC                             182,000                   923
  Tomkins PLC                                    298,000                   661
  Airtours PLC                                   203,300                   480
  Bodycote International PLC                     171,000                   446
  Woolworths Group PLC                           633,000                   295
  Pace Micro Technology PLC                       74,000                   252
  Granada PLC                                    122,000                   167
* Telewest Communications PLC                    269,560                   119
* Autonomy Corp. PLC                               1,438                     5
                                                                 -------------
                                                                 $      50,802
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $281,182)                                                $     225,880
------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.6%)
------------------------------------------------------------------------------
repurchase agreements
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
3.33%, 10/1/2001--Note G                   $      13,328         $      13,328
3.34%, 10/1/2001                                   9,124                 9,124
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $22,452)                                                 $      22,452
------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.1%)
  (Cost $303,634)                                                $     248,332
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                                         (000)
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.1%)
------------------------------------------------------------------------------
Other Assets--Note C                                             $       1,442
Security Lending Collateral
Payable to Brokers--Note G                                            (13,328)
Other Liabilities                                                      (2,366)
                                                                 -------------
                                                                 $    (14,252)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 21,313,294 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $     234,080
==============================================================================

NET ASSET VALUE PER SHARE                                        $       10.98
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


------------------------------------------------------------------------------
                                                           AMOUNT          PER
                                                            (000)        SHARE
------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                            $     275,949         $       12.95
Undistributed Net
  Investment Income--Note E                        5,227                   .24
Accumulated Net
  Realized Gains--Note E                           9,408                   .44
Unrealized Depreciation--Note F
  Investment Securities                         (55,302)                (2.59)
  Foreign Currencies and
  Forward Currency Contracts                     (1,202)                 (.06)
------------------------------------------------------------------------------
NET ASSETS                                 $     234,080         $       10.98
==============================================================================

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
REIT INDEX PORTFOLIO                              SHARES                 (000)
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.9%)
------------------------------------------------------------------------------
  Equity Office Properties Trust REIT      $     265,017         $       8,481
  Equity Residential Properties Trust REIT        86,444                 5,048
  Simon Property Group, Inc. REIT                113,090                 3,043
  Public Storage, Inc. REIT                       78,546                 2,625
  ProLogis Trust REIT                            113,210                 2,389
  Vornado Realty Trust REIT                       56,490                 2,243
  Boston Properties, Inc. REIT                    58,600                 2,234
  Apartment Investment &
    Management Co. Class A REIT                   46,470                 2,103
  Avalonbay Communities, Inc. REIT                43,800                 2,091
  Archstone Communities Trust REIT                79,910                 2,086
  Kimco Realty Corp. REIT                         41,360                 2,008
  Duke Realty Corp REIT                           82,978                 1,966
  Crescent Real Estate, Inc. REIT                 70,600                 1,514
  AMB Property Corp. REIT                         55,500                 1,360
  Liberty Property Trust REIT                     46,000                 1,320
  CarrAmerica Realty Corp. REIT                   40,550                 1,215
  General Growth Properties Inc. REIT             34,200                 1,189
  Mack-Cali Realty Corp. REIT                     37,050                 1,149
  Rouse Co. REIT                                  44,950                 1,086
  Host Marriott Corp. REIT                       152,700                 1,077
  Arden Realty Group, Inc. REIT                   41,550                 1,062
  Weingarten Realty Investors REIT                21,100                 1,025
  Camden Property Trust REIT                      26,400                   979
  New Plan Excel Realty Trust REIT                56,700                   970
  Regency Centers Corp. REIT                      37,500                   966
  United Dominion Realty Trust REIT               66,200                   945
  Post Properties, Inc. REIT                      25,200                   934
  BRE Properties Inc. Class A REIT                30,300                   908
  Hospitality Properties Trust REIT               36,900                   889
  Highwood Properties, Inc. REIT                  35,110                   869
  Reckson Associates Realty Corp. REIT            35,100                   848
  Cousins Properties, Inc. REIT                   32,250                   798
  Charles E. Smith Residential
    Realty, Inc. REIT                             14,740                   759
  First Industrial Realty Trust REIT              25,200                   756
  Storage USA, Inc. REIT                          17,800                   705
  HRPT Properties Trust REIT                      84,900                   691
  Prentiss Properties Trust REIT                  23,700                   652
  CenterPoint Properties Corp. REIT               13,400                   640
  Developers Diversified Realty Corp. REIT        35,550                   638
  Essex Property Trust, Inc. REIT                 12,100                   594
  Shurgard Storage Centers, Inc.
    Class A REIT                                  19,400                   585
  Federal Realty Investment Trust REIT            25,700                   565
  Washington REIT                                 23,500                   557
  Realty Income Corp. REIT                        19,100                   554
  Chateau Communities, Inc. REIT                  18,700                   551
  Cabot Industrial Trust REIT                     26,400                   541
  Pan Pacific Retail Properties, Inc. REIT        20,392                   537
  SL Green Realty Corp. REIT                      16,100                   507
  Brandywine Realty Trust REIT                    23,500                   501
  The Macerich Co. REIT                           22,000                   486
  Chelsea Property Group REIT                     10,500                   477
  FelCor Lodging Trust, Inc. REIT                 34,900                   469
  Gables Residential Trust REIT                   15,200                   466
  Summit Properties, Inc. REIT                    17,400                   457
  CBL & Associates Properties, Inc. REIT          16,410                   447
  Home Properties of New York, Inc. REIT          14,100                   446
  Kilroy Realty Corp. REIT                        17,470                   436
  Sun Communities, Inc. REIT                      11,500                   421
  Manufactured Home Communities, Inc. REIT        13,800                   420
  Alexandria Real Estate Equities,Inc. REIT       10,600                   418
  PS Business Parks, Inc. REIT                    14,900                   413
  Taubman Co. REIT                                33,000                   413
  Colonial Properties Trust REIT                  13,600                   402
  Mills Corp. REIT                                15,900                   340
  Cornerstone Realty Income
    Trust, Inc. REIT                              30,600                   327
  Glenborough Realty Trust, Inc. REIT             17,600                   326
  Glimcher Realty Trust REIT                      19,300                   312
  MeriStar Hospitality Corp. REIT                 29,200                   308
  Koger Equity, Inc. REIT                         17,400                   301
  Mid-America Apartment Communities,
    Inc. REIT                                     11,300                   294
  Capital Automotive REIT                         15,800                   278
  AMLI Residential Properties Trust REIT          11,500                   271
  Commercial Net Lease Realty REIT                20,100                   266
  Bedford Property Investors, Inc. REIT           11,900                   241
  JP Realty Inc. REIT                             10,600                   237
  EastGroup Properties, Inc. REIT                 10,400                   228
  JDN Realty Corp. REIT                           21,400                   227
  Pennsylvania REIT                               10,400                   221
  Sovran Self Storage, Inc. REIT                   7,800                   215
  Parkway Properties Inc. REIT                     6,500                   211
  IRT Property Co. REIT                           19,300                   208
  Town & Country Trust REIT                       10,500                   208
  Innkeepers USA Trust REIT                       23,100                   208
  Great Lakes, Inc. REIT                          10,900                   178
  Saul Centers, Inc. REIT                          9,200                   175

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                  SHARES                 (000)
------------------------------------------------------------------------------
  Lexington Corporate Properties
    Trust REIT                             $      11,610         $         170
  RFS Hotel Investors, Inc. REIT                  16,400                   170
  Equity Inns, Inc. REIT                          23,300                   168
  U.S. Restaurant Properties,  Inc. REIT          11,700                   162
  Entertainment Properties Trust REIT              9,500                   161
  Kramont Realty Trust REIT                       12,400                   155
  Investors Real Estate Trust REIT                16,100                   150
  Corporate Office Properties
    Trust, Inc. REIT                              13,700                   149
  Mission West Properties Inc. REIT               11,400                   137
  National Golf Properties, Inc. REIT              8,200                   132
  Keystone Property Trust                         10,000                   127
  Mid Atlantic Realty Trust REIT                   9,000                   126
  Crown American Realty Trust REIT                17,550                   125
  Prime Group Realty Trust REIT                    9,900                   118
  Associated Estates Realty Corp. REIT            12,200                   117
  LaSalle Hotel Properties REIT                   12,100                   112
  Tanger Factory Outlet Centers, Inc. REIT         5,100                   106
  Equity One, Inc. REIT                            8,800                   103
  Boykin Lodging Co. REIT                         11,600                    91
  Winston Hotels, Inc. REIT                       11,000                    87
  Captec Net Lease Realty, Inc. REIT               6,500                    78
  American Land Lease, Inc. REIT                   5,740                    76
  Correctional Properties Trust REIT               4,700                    67
  Reckson Associates Realty Corp.
    Class B REIT                                   1,756                    45
  Pacific Gulf Properties, Inc. REIT              16,300                    27
* Pinnacle Holdings Inc. REIT                     30,000                    12
------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
    (Cost $78,589)                                               $      82,475
------------------------------------------------------------------------------
                                                    FACE                MARKET
                                                  AMOUNT                VALUE*
                                                   (000)                 (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.3%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.34%, 10/1/2001
    (Cost $1,053)                          $       1,053         $       1,053
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
    (Cost $79,642)                                               $      83,528
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
------------------------------------------------------------------------------
Other Assets--Note C                                                       811
Liabilities                                                              (112)
                                                                 -------------
                                                                 $         699
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 6,768,297 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $      84,227
==============================================================================

NET ASSET VALUE PER SHARE                                        $       12.44
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                  AMOUNT                   PER
                                                   (000)                 SHARE
------------------------------------------------------------------------------
Paid-in Capital                            $      75,394         $       11.14
Undistributed Net
  Investment Income                                3,778                   .56
Accumulated Net Realized Gains                     1,169                   .17
Unrealized Appreciation--Note F                    3,886                   .57
------------------------------------------------------------------------------
NET ASSETS                                 $      84,227         $       12.44
==============================================================================

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

F690 112001

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET AND BOND PORTFOLIOS

ANNUAL REPORT * SEPTEMBER 30, 2001

[PHOTO OF SHIP]

MONEY MARKET PORTFOLIO
SHORT-TERM CORPORATE PORTFOLIO
HIGH-GRADE BOND PORTFOLIO
HIGH YIELD BOND PORTFOLIO

SEPTEMBER 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of VanguardIs 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-John J. Brennan
Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                1
Reports from the Advisers               7
Portfolio Profiles                     12
Glossary of Investment Terms           16
Performance Summaries                  17
Financial Statements                   21
Advantages of Vanguard.com             31

Summary

* The returns of Vanguard Variable Insurance FundIs money market and bond portfolios ranged from U3.7% to 13.1% during the 12 months ended September 30, 2001.

*    Each portfolioIs return exceeded that of its average peer.

* High-quality bonds recorded excellent total returns during the fiscal year, as short-term interest rates declined sharply. High-yield bonds suffered as the economy slowed.

LETTER FROM THE CHAIRMAN

DEAR PLANHOLDER,

Rapidly declining short-term interest rates pushed the prices of many bonds higher during the 12 months ended September 30, 2001. The Short-Term Corporate and High-Grade Bond Portfolios of VANGUARD VARIABLE INSURANCE FUND benefited handsomely, returning 10.7% and 13.1%, respectively. Our Money Market Portfolio returned a solid 5.3%, though it now offers a much lower yield than it did a year ago. The High Yield Bond Portfolio returned -3.7%, reflecting investors' skittishness about lower- quality bonds during weak economic times.

     The table below presents the total return (capital change plus reinvested dividends) for each portfolio, its average peer, and its benchmark index.


--------------------------------------------------------------------------------
2001 TOTAL RETURNS                                            FISCAL YEAR ENDED
                                                                   SEPTEMBER 30
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO*                                                     5.3%
  (SEC 7-Day Annualized Yield: 3.38%)
Average Money Market Fund**                                                 4.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                                                  5.0
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO                                             10.7%
Average 1-5 Year Investment-Grade Fund**                                    9.9
Lehman 1-5 Year U.S. Credit Index                                          12.1
--------------------------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                                                  13.1%
Average Intermediate U.S. Government Fund**                                12.1
Lehman Aggregate Bond Index                                                13.0
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                                                  -3.7%
Average High Current Yield Fund**                                          -9.2
Lehman High Yield Index                                                    -5.7
--------------------------------------------------------------------------------
* An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**   Derived from data provided by Lipper Inc.


     Performance Summaries, on pages 17-20, show how each portfolio has fared relative to its comparative standards during the past ten fiscal years, or since the portfolio's inception. Keep in mind that the returns for the portfolios in the Vanguard Variable Annuity Plan are lower than those cited throughout this report (for the portfolios in Vanguard Variable Insurance Fund), owing to the plan's administrative and insurance expenses. As of September 30, 2001, these additional plan expenses amounted to 37 basis points--0.37 percentage point--per year.

     The table that follows this letter provides the per-share net asset value of each portfolio at the beginning and end of fiscal year 2001, as well as the amount of dividend distributions the portfolio paid during the period and its annualized yield as of September 30.

ECONOMIC OVERVIEW

On September 11, the worst terrorist attacks in U.S. history shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout that week. To help ensure that the traumatized financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Less than three weeks later, the Fed cut rates by another 50 basis points, its ninth cut since January. The rate reductions brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.


-------------------------------------------------------------------------------
MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 2001

                                           ONE            THREE            FIVE
                                          YEAR            YEARS           YEARS
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
  (Entire market)                        13.0%             6.4%            8.1%
Lehman 10 Year Municipal Bond Index      10.0              5.2             6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                5.0              5.1             5.1
-------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)              -26.6%             2.0%           10.2%
Russell 2000 Index (Small-caps)         -21.2              5.0             4.5
Wilshire 5000 Index (Entire market)     -29.0              1.9             8.6
MSCI EAFE Index (International)         -28.5             -1.2            -0.1
===============================================================================
CPI
Consumer Price Index                      2.6%             2.9%            2.5%
-------------------------------------------------------------------------------

     The Fed's most recent actions were part of its yearlong campaign to revive the flagging U.S. economy. In the 12 months ended in June 2001, the estimated value of goods and services produced by the U.S. economy increased by only 1.2%, down from 5.2% in the previous 12 months. Some analysts speculated that the economic impact of the terrorist attacks had tipped the already weak economy into recession.

     Global economies generally followed the U.S. lead. Slow growth in Europe slowed even further, and Japan struggled with long-standing economic and financial troubles.

     The  U.S.   economy's   slowdown   reflected  sharp  cutbacks  in  business
investment, particularly in technology and telecommunications infrastructure.

     During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.

--------------------------------------------------------------------------------
The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure.
--------------------------------------------------------------------------------

     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up.Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.

     A spike in energy prices caused a sharp rise in the Consumer Price Index early in the fiscal year. Then, oil and gas prices pulled back, while businesses' efforts to trim inventories also helped keep price increases under control. In the 12 months through September, the CPI rose by 2.6%. It's worth noting that the Fed's latest rate cut leaves short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.

FINANCIAL MARKETS IN REVIEW

A weak economy, a tumbling stock market, and the Fed's repeated rate cuts created a favorable climate for most bonds during the fiscal year ended September 30. Bond prices move in the opposite direction from their yields, so the decline in interest rates meant rising prices for bondholders. The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 13.0%.

     Rising prices and falling yields were especially pronounced among short-term bonds, which tend to quickly reflect Fed rate cuts. The prices of longer-term bonds rose more modestly, and their yields stayed high--perhaps reflecting market fears that inflation remains a long-term concern. During the 12 months, the yield of the 30-year Treasury bond declined 46 basis points to 5.42%, while the yield of the 10-year Treasury note dropped 121 basis points to 4.59%. The yield of the 3-month Treasury bill, by contrast, plummeted 383 basis points to 2.37%.

     Returns were strong across the major sectors of the investment-grade bond market, with bonds of U.S. government agencies leading the way. Agency issues in the Lehman Aggregate Bond Index returned 14.0%, while corporate bonds returned 13.1% and Treasuries returned 12.9%. Mortgage-backed securities, their price gains restrained by a wave of home-loan refinancing, returned 12.3%.

     High-yield bonds were left out of the party. Many posted double-digit price declines on worries that deteriorating business conditions would leave some issuers unable to repay their debts. Indeed, the default rate rose to 9% of high-yield issuers during the 12 months ended September 30, according to Moody's Investors Service. The Lehman High Yield Index recorded a total return of -5.7% during that same period.

     The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -29.0% during the 12 months. Technology stocks led the decline, falling -58.8% as measured by the tech-heavy Nasdaq Composite Index. Smaller value stocks--those with low prices relative to corporate measures such as earnings and book value--held up best, posting modest gains.

FISCAL 2001 PERFORMANCE OVERVIEW

The money market and bond portfolios of Vanguard Variable Insurance Fund delivered generally excellent results during the 12 months ended September 30. All four portfolios recorded higher total returns than their average competitors, and three of the portfolios outpaced their benchmark indexes.

     The MONEY MARKET PORTFOLIO returned 5.3%, far outpacing the average money market fund, which is saddled with an expense ratio of 0.84% ($8.40 per $1,000 in assets). We charge just about one-fifth of that amount--0.18%--a difference that accounted for the majority of our advantage during the period. As of September 30, 2001, the Money Market Portfolio's yield was 3.4%, down from 6.5% a year earlier.

     Bond funds derive their total returns from two sources--dividend income and capital appreciation (or depreciation). During fiscal 2001, the SHORT-TERM CORPORATE and HIGH-GRADE BOND PORTFOLIOS derived significant portions of their returns from capital appreciation.

     The Short-Term Corporate Portfolio recorded a total return of 10.7%, besting the 9.9% return of its average competitor. Costs explain a large portion of our margin of superiority in a year like this--our 0.21% expense ratio was less than a quarter of the 0.86% levied by the average competing fund. The portfolio's yield, which began the fiscal year at 7.4%, was 4.9% as of September 30.

--------------------------------------------------------------------------------
Our money market and bond portfolios delivered generally excellent results during the 12 months ended September 30, 2001--all four recorded higher total returns than their average competitors.
--------------------------------------------------------------------------------

     The High-Grade Bond Portfolio delivered the second-highest total return (+13.1%) in its history. Here again, costs accounted for most of our edge over peer funds. Our expense ratio was 0.22%, about one-fifth the 1.07% expense ratio of the average competing mutual fund. As of September 30, the High-Grade Bond Portfolio's yield was 5.6%, down from 7.0% a year earlier.

     The prices of the holdings in the High Yield Bond Portfolio declined markedly during the fiscal year, more than offsetting the income they provided. The portfolio's resulting -3.7% total return, though disappointing, was much better than the -9.2% return of the average high current yield fund. Two factors accounted for our advantage over our average competitor--the higher credit quality of our holdings and the dexterity of our investment adviser, Wellington Management Company. The portfolio's yield declined from 10.3% at the beginning of the fiscal year to 9.5% at its conclusion.

     As noted, the decline in interest rates has pushed the prices of many bonds higher, boosting short-term total returns. But money market and short-term securities now offer yields that are much lower than they were just a year ago. Some fixed income investors may be dissatisfied with reduced interest earnings, but they should think carefully before moving into longer-term bonds with higher yields. Such securities are apt to see the largest price declines when interest rates rise again, as is bound to happen at some point.

LONG-TERM PERFORMANCE OVERVIEW

In our view, investors are best served by focusing on the long term. Two of the portfolios of Vanguard Variable Insurance Fund--the Money Market and High-Grade Bond Portfolios--completed their tenth full fiscal year of operations on September 30, 2001. Their records are enviable.


-------------------------------------------------------------------------------
TOTAL RETURNS                                      AVERAGE ANNUAL TOTAL RETURNS
                                            TEN YEARS ENDED SEPTEMBER 30, 2001*

                                                        AVERAGE
                                      VANGUARD       COMPARABLE       BENCHMARK
PORTFOLIO (INCEPTION DATE)           PORTFOLIO             FUND           INDEX
-------------------------------------------------------------------------------
Money Market (5/2/1991)                   5.0%             4.4%            4.8%
Short-Term Corporate (2/8/1999)           6.9              6.3             7.3
High-Grade Bond (4/29/1991)               7.5              6.5             7.8
High Yield Bond (6/3/1996)                4.7              2.3             3.2
-------------------------------------------------------------------------------
*For the Short-Term Corporate and High Yield Bond Portfolios, returns are since inception.


     The Money Market Portfolio outperformed its average peer in all ten fiscal years, with an average annual margin of 0.6 percentage point. The High-Grade Bond Portfolio returned an average of 1 percentage point more per year than its average peer. While 1 percentage point may appear small, consider the results of compounding investment returns over time. For example, a $10,000 investment made in the High-Grade Bond Portfolio a decade ago would have grown to $20,665 as of September 30, 2001, nearly $1,900 more than the same investment in our average competitor.

     The High Yield Bond Portfolio completed its fifth full fiscal year in September. The last four of these periods saw falling prices for high-yield bonds. Although 2001 was the first year in which the price declines led to a negative total return, the portfolio's results in fiscal years 1998-2000 were weak, ranging from 2.7% to 4.0%. In an unforgiving market for high-yield securities, our portfolio has performed much better than both its average peer and the Lehman High Yield Index.

     The Short-Term Corporate Portfolio finished just its second full fiscal year in 2001. While it has performed admirably so far, it is just in its infancy.

--------------------------------------------------------------------------------
The Money Market and High-Grade Bond Portfolios completed their tenth full year of operations, and boast enviable records.
--------------------------------------------------------------------------------

IN SUMMARY

The past 12 months have been trying for investors--and for the nation as a whole. Uncertainty can sometimes trigger hasty and ill-conceived investment decisions. But we believe that even momentous events such as those we've experienced this year should not alter a thoughtfully constructed long-term investment plan. Investing for the long term and holding a portfolio diversified across asset classes--stocks, bonds, and short-term investments--put you in the best position to stay on course through up and down markets. Thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
Chairman and Chief Executive Officer

OCTOBER 16, 2001


--------------------------------------------------------------------------------
PORTFOLIO STATISTICS
                         NET ASSET VALUE    TWELVE MONTHS ENDED
                            PER SHARE            SEPT. 30, 2001
                     ----------------------  -------------------    SEC CURRENT
                     SEPT. 30,    SEPT. 30,     INCOME   CAPITAL     ANNUALIZED
PORTFOLIO                 2000        2001   DIVIDENDS     GAINS         YIELD*
--------------------------------------------------------------------------------
Money Market            $ 1.00      $  1.00     $0.052        --          3.38%
Short-Term Corporate      9.72        10.40      0.331        --          4.92
High-Grade Bond          10.36        11.34      0.343        --          5.59
High Yield Bond           9.02         8.28      0.414        --          9.51
--------------------------------------------------------------------------------
* 7-day yield for the Money Market Portfolio; 30-day yield for the other portfolios.


--------------------------------------------------------------------------------
NOTICE TO OUR PLANHOLDERS

FISCAL YEAR-END WILL CHANGE

The fiscal year-end for Vanguard Variable Insurance Fund is being changed from September 30 to December 31. The change will not affect the fund's investment objectives or policies. Most variable-annuity and variable-insurance funds use a calendar-year reporting period, so our change will align the fund with most peers in this regard.

     In February 2002, planholders of the Variable Insurance Fund will receive a fund report covering the three-month period from September 30, 2001, through December 31, 2001. After that, planholders will receive a semiannual report each August, covering the 6 months from January through June, and an annual report each February, covering the 12 months through December.

REPORT FROM THE ADVISER
  FOR MONEY MARKET, SHORT-TERM CORPORATE,
  AND HIGH-GRADE BOND PORTFOLIOS

THE INVESTMENT ENVIRONMENT

During the 12 months ended September 30, 2001, bonds provided strong total returns, as solid price gains supplemented interest income.

     When the fiscal year began, the yield curve--a graph that depicts the yields available on bonds of various maturities--was inverted: Short-term bonds had higher yields than long-term bonds. This inversion reflected investors' opinion that interest rates were too high and were likely to fall, which they did about three months into the period. The Federal Reserve Board began cutting interest rates in January to help boost the flagging economy. By September 30, the Fed had lowered its target for short-term interest rates eight times, for a total of 3.5 percentage points. (A ninth cut came two days after the 2001 fiscal year ended, bringing the year's rate reduction to 4 percentage points.)

     As you would expect, short-term rates fell much farther than long-term rates. Over the 12 months through September 30, the yield of the 2-year U.S. Treasury note fell to 2.80% from 5.97%, while the yield of the 30-year U.S. Treasury bond declined to 5.42% from 5.88%.

     Though many factors influenced the Fed's decision to cut rates aggressively--notably the events of September 11--two were particularly significant. Namely, the Fed was concerned by weakness in capital spending by businesses; and efforts by businesses--particularly manufacturers-- to reduce inventories drastically.

     It's important to note that the relatively low level of inflation has helped the Fed by giving it room to ease rates without worrying about triggering a spike in prices.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

SHORT-TERM CORPORATE PORTFOLIO

The adviser  believes a portfolio can provide  relatively high levels of current
income  with  only  modest  share-price   fluctuation  by  holding  high-quality
corporate bonds with short- and intermediate-term maturities.

HIGH-GRADE BOND PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.
--------------------------------------------------------------------------------

BOND MARKET SEGMENTS

Corporate bonds started the 2001 fiscal year in a rough patch. The yield spread between corporate bonds and Treasury securities widened substantially during the final three months of 2000. Investors worried about the economic slowdown and reports of some noteworthy credit blowups. The attractiveness of safer investments drove Treasury prices higher--and yields lower. At the same time, prices on bonds of riskier issuers moved lower relative to Treasuries--and yields moved higher.

     However, the corporate sector rallied during much of 2001, primarily because an increasing number of investors became willing to look past the slowdown and to focus on the apparent cheapness of corporate bonds. The market easily absorbed record new issuance during the first nine months of 2001.

     But the good news for corporate bonds ended in September. In fact, their September performance was poor enough to wipe out all of the advantage that corporates had amassed over Treasuries during the fiscal year. For the 11 months until September, corporate bonds had outperformed Treasuries by 200 basis points (2 percentage points) on a total return basis, which takes into account the change in bond prices and the interest earned. By the time September was over, Treasuries had outperformed corporates on a risk-adjusted basis by 58 basis points for the fiscal year. The reversal reflected a growing consensus that the economy was headed toward recession--typically defined as two consecutive calendar quarters of shrinking economic output.

MONEY MARKET PORTFOLIO

     Anticipating lower interest rates, we extended the average maturity of our holdings at the beginning of the fiscal year. This allowed us to lock in higher rates over a longer period, boosting the fund's performance. In addition, we increased the fund's holdings in U.S. government agency securities as their yields drew closer to those offered on corporate commercial paper.

     We have positioned the portfolio to take advantage of further action by the Fed to reduce interest rates.

SHORT-TERM CORPORATE PORTFOLIO

The Short-Term Corporate Portfolio outperformed the average competing fund primarily because of our security selection and our weightings among market sectors. Specifically, asset-backed securities, in which we have a substantial stake, performed well versus both investment-grade corporate bonds and Treasury securities.

     Now that interest rates have declined significantly, we expect that they'll remain in a fairly tight range around current levels in the near term. We base this forecast on our belief that the Fed doesn't have much more room to ease.

HIGH-GRADE BOND PORTFOLIO

The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index, a broad measure of the investment-grade bond market. During the 6- and 12-month periods that ended on September 30, the portfolio returned 5.4% and 13.1%, respectively--compared with the index's returns of 5.2% and 13.0%. When returns are adjusted for expenses and transaction costs (neither of which affects the theoretical index), the portfolio outperformed the index by 0.4 percentage point during the 6 months and
0.5 percentage point during the 12 months.

     The adjacent table shows how various sectors of the Lehman Aggregate Bond Index performed during the 6- and 12-month periods.

----------------------------------------------------------------
TOTAL RETURNS                   PERIODS ENDED SEPTEMBER 30, 2001
                                    6 MONTHS        12 MONTHS
----------------------------------------------------------------
Lehman Aggregate Bond Index             5.2%            13.0%
 Government Sector                      5.2             13.3
 Corporate Sector                       4.9             13.1
 Mortgage-Backed
  Securities Sector                     5.3             12.3
----------------------------------------------------------------

     Despite the considerable economic turmoil and the sharp decline in interest rates, the total returns of the major bond categories have been nearly identical. The higher yield from the corporate sector largely offset the widening of the spread between yields of Treasury and corporate securities, which was driven by investor concerns over taking on more credit risk. Over the final six months of the period, corporate bonds underperformed the government and mortgage sectors. The six-month shortfall was almost entirely the result of the significant widening of spreads between corporate and government securities that occurred after the September 11 tragedy.

     As of September 30, 2001, the portfolio's holdings were 26% U.S. government bonds, 36% corporate bonds, 2% foreign government bonds (denominated in U.S. dollars), and 36% government mortgage-backed securities.

Ian A.  MacKinnon, Managing  Director
Robert F. Auwaerter,  Principal
David R. Glocke,  Principal
Kenneth E. Volpert, Principal
Vanguard Fixed Income Group

OCTOBER 12, 2001

REPORT FROM THE ADVISER
 FOR HIGH YIELD BOND PORTFOLIO

     For the 12 months ended September 30, the high yield bond portfolio posted a total return of -3.7%, which was better than the -5.7% return of the overall high-yield market, as measured by the Lehman High Yield Index, and well ahead of the -9.2% return of our average mutual fund peer.

THE INVESTMENT ENVIRONMENT

     The high-yield bond market was adversely affected by the heightened aversion to risk after the terrorist attacks in September. As a result, the high-yield market experienced its worst single-month decline since September 1990, falling -6.7%. However, for the entire third calendar quarter, the high-yield market declined by a more modest -4.2%. This is less than the decline experienced in either the third quarter of 1998 (-4.6%) or the fourth quarter of 2000 (-5.2%).

     As we mentioned in our report to you six months ago, the Federal Reserve Board is aggressively trying to increase liquidity, while the banking system apparently is tightening credit. The curtailing of credit continues to contribute to numerous downgrades of credit ratings and to an increase in the number of corporations defaulting on their debt obligations. The inability to raise capital in the high-yield market has severely affected the telecommunications sector. Telecom companies that sprang up in the wake of federal deregulatory legislation in 1996 need continual sources of fresh capital to keep their business plans functioning. With the withdrawal of capital that began in 2000, companies with large capital expenditures have been unable to service their debt obligations, making survival increasingly difficult.

     Another disappointment in the high-yield bond market has been the steady decline in prices and the corresponding rise in yields, while interest rates on investment-grade bonds have fallen. The high-yield market has reacted more to the deteriorating fundamentals of individual issues than to the positive actions by the Fed. As the economy has faltered, the rating agencies have increased the number of credit downgrades, which has further restricted high-yield issuers from raising capital. For conditions in the high-yield market to improve, the banking system must relax credit, and the stock market has to stabilize.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
--------------------------------------------------------------------------------

OUR SUCCESSES

     Within the lower-quality portion of the bond market, your portfolio follows a relatively high quality bias by focusing on the "upper tier" of this credit spectrum. In declining markets where risk premiums are rising, the upper-tier strategy should perform relatively better than one emphasizing a portfolio of higher-risk bonds. We attempt to find companies with more consistent or stable businesses and greater predictability of cash flows. This strategy has slightly softened the effects of the poor market environment that has been in place since the summer of 1998.

     Once again, avoidance of issues with credit troubles during this period was more essential than discovering winners, since downgrades by the rating agencies were frequent. Issues that were downgraded were treated brutally in the marketplace because lower ratings can prevent access to further capital. Our reluctance to invest in zero-coupon bonds and preferred stocks of high-yield companies also contributed to some relative success over the second half of the fiscal year.

OUR SHORTFALLS

Our weightings in European cable and telecom issues hurt the portfolio. While we have favored the cable industry over the years, we did not anticipate the closing down of the capital markets for companies that need money to grow and to service their debts. Our credit selection in European cable was off the mark, and we should have sold all our telecom holdings last year. While the portfolio did not experience any defaults in the past six months, several holdings were liquidated at steep discounts to par.

THE PORTFOLIO'S POSITIONING

The portfolio's makeup is consistent with its investment objective and strategy. The upper-tier bias we described above reflects a higher credit hurdle for an issue to be accepted into the portfolio. We accept issues with lower yields, but we expect our holdings to have fewer defaults and better total returns than the market. The current strategy is to avoid trouble. The portfolio's holdings continue to be focused on cash-paying issues almost exclusively rated "B" or better.

     The portfolio is diversified by issuer and by industry to decrease risk. We prefer securities of companies that have recurring revenue from repeat customers, such as those in the cable and utility industries. The portfolio of securities does not include emerging-markets debt or preferred stocks. We believe this strategy will serve shareholders well during different economic environments, although it will not insulate investors from market volatility or the risks of a broad-based economic decline. However, the generous yields now available in the high- yield market already incorporate a significant degree of concern about the U.S. economy and anticipate an increasing default rate.

Earl E. McEvoy, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

OCTOBER 12, 2001

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
 FOR MONEY MARKET PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics. Key terms are defined on page 16.

---------------------------------------------
FINANCIAL ATTRIBUTES

Yield                                    3.4%
Average Maturity                      73 days
Average Quality                           Aaa
Expense Ratio                           0.18%
---------------------------------------------

---------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency                   39.5%
Aaa                               18.9
Aa                                40.6
A                                  1.0
Baa                                0.0
Ba                                 0.0
B                                  0.0
Not Rated                          0.0
---------------------------------------
Total                            100.0%
---------------------------------------

-----------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)

Certificates of Deposit       27.4%
Commercial Paper              32.4
Treasury/Agency               39.5
Other                          0.7
-----------------------------------
Total 100.0%
-----------------------------------

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
 FOR SHORT-TERM CORPORATE PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 16.

----------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    BEST        LEHMAN
                                   PORTFOLIO        FIT*       INDEX**
----------------------------------------------------------------------
Number of Issues                         301       1,527         6,665
Yield                                   4.9%        4.9%          5.3%
Yield to Maturity                       9.4%        4.9%          5.4%
Average Coupon                          6.5%        6.7%          6.7%
Average Maturity                   2.7 years   3.2 years     8.0 years
Average Quality                           A1          A1           Aaa
Average Duration                   2.3 years   2.8 years     4.5 years
Expense Ratio                          0.21%          --            --
Cash Investments                        2.5%          --            --
----------------------------------------------------------------------

--------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency                         4.5%
Aaa                                    20.0
Aa                                      9.4
A                                      37.9
Baa                                    27.0
Ba                                      0.0
B                                       0.0
Not Rated                               1.2
--------------------------------------------
Total                                 100.0%
--------------------------------------------

---------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year                12.6%
1-3 Years                   47.4
3-5 Years                   29.8
Over 5 Years                10.2
---------------------------------
Total                      100.0%
---------------------------------

---------------------------------
INVESTMENT FOCUS

CREDIT QUALITY         INVESTMENT
                  GRADE CORPORATE

AVERAGE MATURITY            SHORT
---------------------------------


--------------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)

Asset-Backed                     18.1%
Commercial Mortgage-Backed        0.0
Finance                          25.7
Foreign                           1.5
Government Mortgage-Backed        0.0
Industrial                       35.2
Treasury/Agency                   4.5
Utilities                        15.0
--------------------------------------
Total                           100.0%
--------------------------------------


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                          PORTFOLIO INFORMATION.

 *Lehman 1-5 Year Credit Index.
**Lehman Aggregate Bond Index.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
 FOR HIGH-GRADE BOND PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with an unmanaged target index. Key terms are defined on page 16.

--------------------------------------------------
FINANCIAL ATTRIBUTES
                                            LEHMAN
                             PORTFOLIO      INDEX*
--------------------------------------------------
Number of Issues                   425       6,665
Yield                             5.6%        5.3%
Yield to Maturity                 5.1%        5.4%
Average Coupon                    7.2%        6.7%
Average Maturity             8.0 years   8.0 years
Average Quality                    Aa1         Aaa
Average Duration             4.5 years   4.5 years
Expense Ratio                    0.22%          --
Cash Investments                  1.6%          --
--------------------------------------------------

--------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency**                62.1%
Aaa                               1.5
Aa                                4.8
A                                13.7
Baa                              17.3
Ba                                0.6
B                                 0.0
Not Rated                         0.0
--------------------------------------
Total                           100.0%
--------------------------------------


--------------------------------------
VOLATILITY MEASURES
                                LEHMAN
              PORTFOLIO         INDEX*
--------------------------------------
R-Squared          0.99           1.00
Beta               1.01           1.00
--------------------------------------

----------------------------------
INVESTMENT FOCUS

CREDIT QUALITY           TREASURY/
                           AGENCY

AVERAGE MATURITY           MEDIUM
----------------------------------


--------------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)

Asset-Backed                      1.0%
Commercial Mortgage-Backed        0.0
Finance                          11.5
Foreign                           1.8
Government Mortgage-Backed       36.2
Industrial                       18.3
Treasury/Agency                  25.9
Utilities                         5.3
--------------------------------------
Total                           100.0%
--------------------------------------

---------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year                 1.6%
1-5 Years                   41.4
5-10 Years                  41.6
10-20 Years                  5.8
20-30 Years                  9.0
Over 30 Years                0.6
---------------------------------
Total                      100.0%
---------------------------------

 *Lehman Aggregate Bond Index.
**Includes government mortgage-backed bonds.

PORTFOLIO PROFILE                                       AS OF SEPTEMBER 30, 2001
  FOR HIGH YIELD BOND PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 16.

-------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                             LEHMAN
                           PORTFOLIO        BEST FIT*       INDEX**
-------------------------------------------------------------------
Number of Issues                 189            1,185         6,665
Yield                           9.5%            13.8%          5.3%
Yield to Maturity              10.1%            13.7%          5.4%
Average Coupon                  8.6%             8.1%          6.7%
Average Maturity           6.4 years        7.8 years     8.0 years
Average Quality                  Ba1              Ba3           Aaa
Average Duration           4.5 years        4.8 years     4.5 years
Expense Ratio                  0.28%               --            --
Cash Investments                6.0%               --            --
-------------------------------------------------------------------

------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency                 6.4%
Aaa                             0.1
Aa                              0.0
A                               0.0
Baa                             9.8
Ba                             48.2
B                              35.0
Caa                             0.5
Not Rated                       0.0
------------------------------------
Total                         100.0%
------------------------------------

----------------------------------------------------------------------
VOLATILITY MEASURES
                                        BEST                    LEHMAN
                        PORTFOLIO       FIT*   PORTFOLIO       INDEX**
----------------------------------------------------------------------
R-Squared                    0.90       1.00        0.07          1.00
Beta                         0.78       1.00        0.58          1.00
----------------------------------------------------------------------



------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                 BELOW
                    INVESTMENT GRADE

AVERAGE MATURITY              MEDIUM
------------------------------------


-------------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)

Asset-Backed                     0.0%
Commercial Mortgage-Backed       0.0
Finance                          2.7
Foreign                          0.0
Government Mortgage-Backed       0.0
Industrial                      81.9
Treasury/Agency                  6.4
Utilities                        9.0
-------------------------------------
Total                          100.0%
-------------------------------------


----------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year                  1.1%
1-5 Years                    24.5
5-10 Years                   71.1
10-20 Years                   1.9
20-30 Years                   1.4
Over 30 Years                 0.0
----------------------------------
Total                       100.0%
----------------------------------


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                          PORTFOLIO INFORMATION.

 *Lehman High Yield Index.
**Lehman Aggregate Bond Index.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR MONEY MARKET PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1991-SEPTEMBER 30, 2001


                    MONEY                AVERAGE          SALOMON SMITH
                   MARKET                  MONEY         BARNEY 3-MONTH
                PORTFOLIO           MARKET FUND*           TREASURY BOX

199109              10000                  10000                  10000
199112              10122                  10120                  10160
199203              10224                  10217                  10262
199206              10322                  10305                  10360
199209              10412                  10380                  10446
199212              10493                  10455                  10527
199303              10571                  10521                  10606
199306              10650                  10587                  10684
199309              10730                  10653                  10767
199312              10812                  10728                  10850
199403              10894                  10795                  10935
199406              10995                  10883                  11041
199409              11120                  10986                  11163
199412              11266                  11119                  11308
199503              11429                  11263                  11466
199506              11597                  11417                  11632
199509              11763                  11563                  11795
199512              11928                  11716                  11956
199603              12083                  11852                  12110
199606              12241                  11990                  12263
199609              12409                  12129                  12423
199612              12575                  12279                  12584
199703              12738                  12417                  12744
199706              12909                  12568                  12909
199709              13089                  12718                  13075
199712              13273                  12880                  13244
199803              13453                  13032                  13414
199806              13635                  13191                  13584
199809              13823                  13345                  13756
199812              14003                  13504                  13913
199903              14174                  13645                  14066
199906              14343                  13786                  14225
199909              14527                  13934                  14393
199912              14729                  14110                  14571
200003              14942                  14289                  14766
200006              15176                  14484                  14978
200009              15428                  14690                  15199
200012              15681                  14914                  15438
200103              15911                  15101                  15654
200106              16097                  15246                  15822
200109              16251                  15531                  15907
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED SEPTEMBER 30, 2001
                                ----------------------------------   FINAL VALUE
                                   ONE         FIVE       TEN       OF A $10,000
                                  YEAR        YEARS      YEARS        INVESTMENT
--------------------------------------------------------------------------------
Money Market Portfolio           5.34%        5.54%      4.98%           $16,251
Average Money Market Fund*       4.50         4.83       4.38             15,351
Salomon Smith Barney 3-Month
 Treasury Index                  5.04         5.15       4.75             15,907
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-SEPTEMBER 30, 2001

                        MONEY                 AVERAGE
                       MARKET                   MONEY
                    PORTFOLIO            MARKET FUND*

1992                      4.1                     3.8
1993                      3.1                     2.6
1994                      3.6                     3.1
1995                      5.8                     5.3
1996                      5.5                     4.9
1997                      5.5                     4.9
1998                      5.6                     4.9
1999                      5.1                     4.4
2000                      6.2                     5.4
2001                      5.3                     4.5
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (9/30/2001): 3.38%

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 24 for dividend information for the past five years.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
  FOR SHORT-TERM CORPORATE PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 8, 1999-SEPTEMBER 30, 2001

               SHORT-TERM       AVERAGE 1-5       LEHMAN 1- 5           LEHMAN
                CORPORATE  YEAR INVESTMENT-       YEAR CREDIT        AGGREGATE
                PORTFOLIO      GRADE FUND**             INDEX       BOND INDEX

2/9/2003            10000             10000             10000            10000
  199903            10022             10009             10061             9950
  199906            10018             10012             10074             9862
  199909            10108             10103             10089             9930
  199912            10215             10150             10230             9918
  200003            10347             10285             10347            10137
  200006            10483             10428             10507            10313
  200009            10769             10683             10734            10624
  200012            11049             10946             11097            11071
  200103            11378             11260             11504            11406
  200106            11516             11362             11665            11470
  200109            11917             11737             12032            12028
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED SEPTEMBER 30, 2001
                                 ----------------------------------  FINAL VALUE
                                          ONE          SINCE        OF A $10,000
                                         YEAR     INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio         10.65%          6.86%             $11,917
Average 1-5 Year Investment-
 Grade Fund**                           9.87           6.25               11,737
Lehman 1-5 Year Credit Index           12.09           7.26               12,032
Lehman Aggregate Bond Index            12.95           7.24               12,028
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) FEBRUARY 8, 1999-SEPTEMBER 30, 2001

                        SHORT-TERM           LEHMAN 1- 5
                         CORPORATE           YEAR CREDIT
                         PORTFOLIO                 INDEX

1991                           1.1                   0.9
1992                           6.5                   6.4
1993                          10.7                  12.1
--------------------------------------------------------------------------------
*February 8, 1999.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 25 for dividend information since inception.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
 FOR HIGH-GRADE BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1991-SEPTEMBER 30, 2001


               HIGH-GRADE             AVERAGE           LEHMAN
                     BOND        INTERMEDIATE        AGGREGATE
                PORTFOLIO    GOVERNMENT FUND*       BOND INDEX

199109              10000               10000            10000
199112              10494               10505            10507
199203              10321               10343            10373
199206              10722               10723            10793
199209              11147               11195            11255
199212              11163               11145            11288
199303              11606               11588            11754
199306              11909               11808            12065
199309              12222               12092            12378
199312              12212               12065            12388
199403              11873               11783            12033
199406              11753               11587            11908
199409              11817               11638            11980
199412              11885               11617            12026
199503              12452               12165            12633
199506              13199               12743            13402
199509              13452               12958            13664
199512              14029               13438            14248
199603              13756               13238            13995
199606              13833               13222            14075
199609              14097               13447            14334
199612              14524               13798            14765
199703              14436               13750            14682
199706              14959               14132            15222
199709              15451               14545            15725
199712              15890               14913            16190
199803              16134               15158            16443
199806              16520               15411            16826
199809              17206               16077            17535
199812              17208               16058            17597
199903              17141               15983            17510
199906              16967               15765            17356
199909              17076               15842            17470
199912              17072               15789            17452
200003              17475               16138            17837
200006              17734               16322            18150
200009              18279               16751            18692
200012              18997               17472            19482
200103              19608               17974            20073
200106              19790               17941            20188
200109              20665               18775            21112
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED SEPTEMBER 30, 2001
                                  ---------------------------------- FINAL VALUE
                                        ONE       FIVE     TEN      OF A $10,000
                                       YEAR      YEARS   YEARS        INVESTMENT
--------------------------------------------------------------------------------
High-Grade Bond Portfolio            13.05%      7.95%   7.53%           $20,665
Average Intermediate Government
 Fund*                                12.08       6.90    6.50            18,775
Lehman Aggregate Bond Index           12.95       8.05    7.76            21,112
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-SEPTEMBER 30, 2001

                    HIGH-GRADE              LEHMAN
                          BOND           AGGREGATE
                     PORTFOLIO          BOND INDEX

1992                      11.5                12.6
1993                       9.6                10.0
1994                      -3.3                -3.2
1995                      13.8                14.1
1996                       4.8                 4.9
1997                       9.6                 9.7
1998                      11.4                11.5
1999                      -0.5                -0.4
2000                       7.0                 7.0
2001                      13.1                13.0
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
  FOR HIGH YIELD BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 3, 1996-SEPTEMBER 30, 2001

                              AVERAGE HIGH                          LEHMAN
               HIGH YIELD    CURRENT YIELD     LEHMAN HIGH       AGGREGATE
           BOND PORTFOLIO           FUND**     YIELD INDEX      BOND INDEX

6/4/2000            10000            10000           10000           10000
  199606             9968             9968            9968           10079
  199609            10456            10432           10366           10265
  199612            10896            10811           10728           10573
  199703            10943            10890           10849           10514
  199706            11499            11440           11352           10900
  199709            11933            12066           11869           11262
  199712            12212            12208           12102           11593
  199803            12600            12735           12505           11774
  199806            12731            12750           12642           12049
  199809            12392            11852           12067           12559
  199812            12708            12154           12296           12602
  199903            12959            12488           12552           12539
  199906            12853            12565           12594           12428
  199909            12725            12426           12416           12513
  199912            13076            12705           12589           12498
  200003            12816            12496           12324           12774
  200006            13019            12468           12465           12996
  200009            13238            12423           12537           13388
  200012            12806            11640           11852           13951
  200103            13346            12096           12634           14374
  200106            13084            11804           12346           14454
  200109            12746             11278          11823           15198
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED SEPTEMBER 30, 2001
                                ----------------------------------   FINAL VALUE
                                      ONE    FIVE        SINCE      OF A $10,000
                                     YEAR   YEARS   INCEPTION*        INVESTMENT
--------------------------------------------------------------------------------
High Yield Bond Portfolio          -3.72%   4.04%        4.66%          $ 12,746
Average High Current Yield Fund**  -9.22    1.56         2.28             11,278
Lehman High Yield Index            -5.69    2.66         3.20             11,823
Lehman Aggregate Bond Index        12.95    8.05         8.18             15,198
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 3, 1996-SEPTEMBER 30, 2001

                    HIGH YIELD         LEHMAN HIGH
                BOND PORTFOLIO         YIELD INDEX

1996                       4.6                 3.7
1997                      14.1                14.5
1998                       3.9                 1.7
1999                       2.7                 2.9
2000                       4.0                 1.0
2001                      -3.7                -5.7
--------------------------------------------------------------------------------
*June 3, 1996.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 26 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
  SEPTEMBER 30, 2001

The Statement of Net  Assets--an  integral part of the Financial  Statements for
each  of  the   Vanguard   Variable   Insurance   Fund  Money  Market  and  Bond
Portfolios--is included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

---------------------------------------------------------------------------------------------------------------------------
                                   MONEY MARKET                       SHORT-TERM            HIGH-GRADE           HIGH YIELD
                                      PORTFOLIO              CORPORATE PORTFOLIO        BOND PORTFOLIO       BOND PORTFOLIO
                              ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30, 2001
                              ---------------------------------------------------------------------------------------------
                                          (000)                            (000)                 (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                         $       49,267                   $        5,663           $    27,075          $   14,336
Security Lending                             --                                6                    12                  33
---------------------------------------------------------------------------------------------------------------------------
   Total Income                          49,267                            5,669                27,087              14,369
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--
   Note B                                   119                               11                    52                  91
 The Vanguard Group--Note C
   Management and Administrative          1,391                              142                   721                 289
   Marketing and Distribution               152                               12                    44                  19
 Custodian Fees                              20                                6                    56                   6
 Auditing Fees                                8                               11                    11                  11
 Shareholders' Reports                       15                                2                    11                   6
 Trustees' Fees and Expenses                  1                               --                     1                  --
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses                         1,706                              184                   896                 422
   Expenses Paid Indirectly--
    Note D                                   --                               (1)                  (23)                 (1)
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses                           1,706                              183                   873                 421
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                    47,561                            5,486                26,214              13,948
---------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                  (8)                             464                 1,536             (18,254)
 Futures Contracts                           --                             (297)                   --                  --
---------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                     (8)                             167                 1,536             (18,254)
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED
 APPRECIATION (DEPRECIATION)
 Investment Securities                       --                            3,284                22,688              (2,351)
 Futures Contracts                           --                              (56)                   --                  --
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED
 APPRECIATION (DEPRECIATION)                 --                            3,228                22,688              (2,351)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
   OPERATIONS                    $       47,553                   $        8,881           $    50,438          $   (6,657)
===========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other portfolios' amounts of Distributions may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount that insurance-company separate accounts invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------
                                                      MONEY MARKET                             SHORT-TERM
                                                        PORTFOLIO                           CORPORATE PORTFOLIO
                                            ---------------------------             -------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------------

                                                  2001            2000                       2001              2000
                                                 (000)           (000)                      (000)             (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                      $    47,561       $  47,563                $     5,486        $   3,107
Realized Net Gain (Loss)                            (8)              8                        167             (259)
Change in Unrealized
   Appreciation (Depreciation)                      --              --                      3,228              351
-------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
   Resulting from Operations                    47,553          47,571                      8,881            3,199
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                         (47,561)        (47,563)                    (2,411)          (3,107)
 Realized Capital Gain                              --              --                         --               --
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                         (47,561)        (47,563)                    (2,411)          (3,107)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                        686,799         827,122                     86,562           51,428
 Issued in Lieu of Cash Distributions           47,561          47,563                      2,411            3,107
 Redeemed                                     (562,855)       (736,611)                   (30,309)         (20,961)
-------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
    Share Transactions                         171,505         138,074                     58,664           33,574
-------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                   171,497         138,082                     65,134           33,666
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                           860,630         722,548                     62,585           28,919
-------------------------------------------------------------------------------------------------------------------
 End of Period                             $ 1,032,127       $ 860,630                $   127,719        $  62,585
===================================================================================================================

1Shares Issued (Redeemed)
Issued                                         686,799         827,122                      8,637            5,321
Issued in Lieu of Cash Distributions            47,561          47,563                        244              323
Redeemed                                      (562,855)       (736,611)                    (3,040)          (2,169)
-------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares
   Outstanding                                 171,505         138,074                      5,841            3,475
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                      HIGH-GRADE                                   HIGH YIELD
                                                    BOND PORTFOLIO                               BOND PORTFOLIO
                                           ----------------------------             -------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                           ------------------------------------------------------------------------
                                                  2001            2000                       2001              2000
                                                 (000)           (000)                      (000)             (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                     $    26,214       $  21,588                $    13,948        $  12,862
 Realized Net Gain (Loss)                        1,536          (1,960)                   (18,254)          (4,122)
 Change in Unrealized Appreciation
   (Depreciation)                               22,688           2,464                     (2,351)          (3,078)
-------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
   Resulting from Operations                    50,438          22,092                     (6,657)           5,662
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                         (12,135)        (21,588)                    (6,651)         (12,862)
 Realized Capital Gain                              --              --                         --               --
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                         (12,135)        (21,588)                    (6,651)         (12,862)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                        210,478          80,922                     83,784           45,202
 Issued in Lieu of Cash Distributions           12,135          21,588                      6,651           12,862
 Redeemed                                      (78,266)       (102,148)                   (60,696)         (55,324)
-------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
   Share Transactions                          144,347             362                     29,739            2,740
-------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                   182,650             866                     16,431           (4,460)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                             337,436        336,570                    141,747          146,207
-------------------------------------------------------------------------------------------------------------------
End of Period                              $   520,086       $ 337,436                $   158,178        $ 141,747
===================================================================================================================
1SHARES ISSUED (REDEEMED)
Issued                                          19,425           7,917                      9,671            4,869
Issued in Lieu of Cash Distributions             1,138           2,118                        765            1,397
Redeemed                                        (7,252)        (10,018)                    (7,053)          (5,947)
-------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares
    Outstanding                                 13,311              17                      3,383              319
===================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to insurance-company separate accounts on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------------
                                                                              MONEY MARKET PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,
                                                       ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001            2000          1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   1.00         $   1.00       $  1.00      $  1.00    $  1.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .052             .061          .050         .055       .054
 Net Realized and Unrealized Gain (Loss)
   on Investments                                            --               --            --           --         --
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        .052             .061          .050         .055       .054
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.052)           (.061)        (.050)       (.055)     (.054)
 Distributions from Realized Capital Gains                   --               --            --           --         --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (.052)           (.061)        (.050)       (.055)     (.054)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $1.00     $1.00    $1.00     $1.00       $1.00
=======================================================================================================================

TOTAL RETURN                                                    5.34%     6.21%    5.09%     5.60%       5.48%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                  $  1,032         $    861       $   723      $   590    $   393
 Ratio of Total Expenses to
   Average Net Assets                                     0.18%            0.17%         0.20%        0.20%      0.21%
 Ratio of Net Investment Income to
   Average Net Assets                                     5.14%            6.06%         4.98%        5.46%      5.36%
=======================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM CORPORATE PORTFOLIO
                                                               YEAR ENDED SEPT. 30,
                                                             ----------------------------------          FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2001                    2000          SEPT. 30, 1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    9.72             $      9.75            $      10.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .581                    .646                    .355
 Net Realized and Unrealized Gain (Loss) on Investments        .430                   (.030)                  (.250)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           1.011                    .616                    .105
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.331)                  (.646)                  (.355)
 Distributions from Realized Capital Gains                       --                      --                      --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (.331)                  (.646)                  (.355)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $   10.40             $      9.72            $       9.75
====================================================================================================================

TOTAL RETURN                                                 10.65%                   6.54%                   1.08%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $     128             $        63            $         29
 Ratio of Total Expenses to Average Net Assets                0.21%                   0.20%                 0.27%**
 Ratio of Net Investment Income to Average Net Assets         6.33%                   6.74%                 5.74%**
 Portfolio Turnover Rate                                        46%                     44%                     39%
====================================================================================================================
 *Inception.
**Annualized.


-----------------------------------------------------------------------------------------------------------------------
                                                                           HIGH-GRADE BOND PORTFOLIO
                                                                            YEAR ENDED SEPTEMBER 30,
                                                       ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2001             2000          1999         1998       1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.36         $  10.34       $ 11.07      $ 10.57    $ 10.29
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .653             .680          .646         .663       .678
 Net Realized and Unrealized Gain (Loss) on Investments    .670             .020         (.700)        .500      .280
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                       1.323             .700         (.054)       1.163       .958
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.343)           (.680)        (.646)       (.663)     (.678)
 Distributions from Realized Capital Gains                   --               --         (.030)          --         --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (.343)           (.680)        (.676)       (.663)     (.678)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  11.34         $  10.36       $ 10.34      $ 11.07    $ 10.57
=======================================================================================================================

TOTAL RETURN                                             13.05%            7.05%        -0.49%       11.36%      9.60%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                  $    520         $    337       $   337      $   322    $   188
 Ratio of Total Expenses to Average Net Assets            0.22%            0.20%         0.23%        0.28%      0.29%
 Ratio of Net Investment Income to Average Net Assets     6.31%            6.63%         6.06%        6.16%      6.51%
Portfolio Turnover Rate                                     75%              61%           69%          65%        40%
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                           HIGH YIELD BOND PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2001             2000          1999         1998       1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   9.02         $   9.50       $ 10.09      $ 10.59    $ 10.15
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .794             .849          .847         .895       .922
 Net Realized and Unrealized Gain
   (Loss) on Investments                                 (1.120)           (.480)        (.573)       (.485)      .450
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                       (.326)            .369          .274         .410      1.372
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.414)           (.849)        (.847)       (.895)     (.922)
 Distributions from Realized Capital Gains                   --               --         (.017)       (.015)     (.010)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (.414)           (.849)        (.864)       (.910)     (.932)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $   8.28         $   9.02       $  9.50      $ 10.09    $ 10.59
=======================================================================================================================

TOTAL RETURN                                                             -3.72%   4.03%    2.68%    3.85%    14.12%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                  $    158         $    142       $   146      $   131    $    85
 Ratio of Total Expenses to Average Net Assets            0.28%            0.26%         0.29%        0.31%      0.31%
 Ratio of Net Investment Income to Average Net Assets     9.26%            9.12%         8.51%        8.45%      8.88%
 Portfolio Turnover Rate                                    29%              23%           31%          38%        30%
=======================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, or for variable life or other variable-benefit insurance contracts.

     Certain investments of the portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities.

     Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market Portfolio are declared daily and paid on the first business day of the following month. Effective April 1, 2001, the Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios changed the frequency of income dividends from daily to annual. These portfolios' annual distributions from net investment income and realized capital gains, if any, are recorded on the ex-dividend date.

     6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, and High-Grade Bond Portfolios on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the High Yield Bond Portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2001, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                        CAPITAL CONTRIBUTED      PERCENTAGE OF     PERCENTAGE OF
                                TO VANGUARD          PORTFOLIO        VANGUARD'S
PORTFOLIO                             (000)         NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                           $190              0.02%             0.19%
Short-Term Corporate                     22              0.02              0.02
High-Grade Bond                          95              0.02              0.09
High Yield Bond                          33              0.02              0.03
--------------------------------------------------------------------------------

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios' custodian banks have agreed to reduce their fees when the portfolios maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended September 30, 2001, these arrangements reduced expenses by:

-----------------------------------------------------------------
                                EXPENSE         EXPENSE REDUCTION
                              REDUCTION        AS A PERCENTAGE OF
PORTFOLIO                         (000)        AVERAGE NET ASSETS
-----------------------------------------------------------------
Short-Term Corporate                $ 1                        --
High-Grade Bond                      23                      .01%
High Yield Bond                       1                        --
-----------------------------------------------------------------

E. During the year ended September 30, 2001, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES  OTHER INVESTMENT SECURITIES
                                    (000)                       (000)
                        ---------------------------  ---------------------------
PORTFOLIO                PURCHASES           SALES     PURCHASES           SALES
--------------------------------------------------------------------------------
Short-Term Corporate     $  10,465       $   5,138     $  88,690        $ 32,627
High-Grade Bond            364,272         227,957       131,854          80,817
High Yield Bond             11,616           2,377        64,149          39,371
--------------------------------------------------------------------------------

     At September 30, 2001, the portfolios had the following capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                     CAPITAL LOSS
                                       -----------------------------------------
                                                                     EXPIRATION:
                                        AMOUNT               FISCAL YEARS ENDING
PORTFOLIO                                (000)                     SEPTEMBER 30,
--------------------------------------------------------------------------------
Short-Term Corporate                  $     37                         2008-2009
High-Grade Bond                          1,651                         2008-2010
High Yield Bond                         27,921                         2007-2010
--------------------------------------------------------------------------------

F. At September 30, 2001, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

--------------------------------------------------------------------------------
                                                   (000)
                               -------------------------------------------------
                                                                  NET UNREALIZED
                                APPRECIATED        DEPRECIATED      APPRECIATION
PORTFOLIO                        SECURITIES         SECURITIES    (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate               $  3,651           $  (386)          $ 3,265
High-Grade Bond                      19,696            (1,568)           18,128
High Yield Bond                       2,498           (16,051)          (13,553)
--------------------------------------------------------------------------------

     At September 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                  NUMBER OF          AGGREGATE        UNREALIZED
PORTFOLIO/                     LONG (SHORT)         SETTLEMENT      APPRECIATION
FUTURES CONTRACTS                 CONTRACTS              VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate/
  U.S. Treasury Bond                      6            $   633            $   5
  10-Year Agency Bond                   (28)             2,923              (51)
  10-Year U.S. Treasury Note              4                435               14
  5-Year U.S. Treasury Note             (30)             3,246              (37)
  2-Year U.S. Treasury Note              (6)             1,262              (17)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 2001, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                        (000)
                                 -----------------------------------------------
                                                             COLLATERAL RECEIVED
                                                     ---------------------------
                              MARKET VALUE
                                 OF LOANED                         U.S. TREASURY
PORTFOLIO                       SECURITIES            CASH           SECURITIES
--------------------------------------------------------------------------------
Short-Term Corporate             $   4,302       $   1,030              $  3,529
High-Grade Bond                     28,030          23,522                 5,131
High Yield Bond                     11,807           9,235                 3,074
--------------------------------------------------------------------------------

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the statements of net assets appearing in the insert to this Annual Report to Shareholders and the accompanying related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, Short-Term Corporate Portfolio, High-Grade Bond Portfolio, and High Yield Bond Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001

ADVANTAGES OF VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

   Consider the benefits of using Vanguard.com. On our website, you can:

*    Choose to receive all fund reports, as well as prospectuses, online.
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HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

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     If you invest  directly  with us, you can also elect to receive all of your
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     All Vanguard shareholders can choose to receive our electronic newsletters:
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YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

The Vanguard(R) Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

Alfred M. Rankin, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com
Fund Information
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q640 112001

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET AND BOND PORTFOLIOS

STATEMENT OF NET ASSETS * SEPTEMBER 30, 2001

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, all of which appear in the accompanying report.

     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (U.S. government and agency issues, corporate bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

     At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
CONTENTS

Money Market Portfolio           1
Short-Term Corporate Portfolio   5
High-Grade Bond Portfolio       13
High Yield Bond Portfolio       23
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
MONEY MARKET PORTFOLIO                                  YIELD*              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (39.6%)
-------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                 6.34%          2/7/2002           $         750         $          757
Federal Home Loan Bank                                   3.18%        12/13/2001(1)               25,000                 24,991
Federal Home Loan Bank                                   3.41%        11/19/2001(1)               40,000                 39,978
Federal Home Loan Bank                                  3.433%         10/3/2001(1)               25,000                 24,985
Federal Home Loan Bank                                   3.54%        10/19/2001(1)               10,000                 10,000
Federal Home Loan Bank                                   3.57%        10/12/2001(1)               10,000                 10,000
Federal Home Loan Bank                                  3.641%         10/3/2001                   5,000                  4,999
Federal Home Loan Bank                                  3.648%        10/26/2001                   1,500                  1,496
Federal Home Loan Bank                                  4.875%         1/22/2002                  13,200                 13,198
Federal Home Loan Bank                                   5.22%         2/11/2002                   1,250                  1,257
Federal Home Loan Mortgage Corp.                        3.423%         2/28/2002                  20,000                 19,720
Federal Home Loan Mortgage Corp.                         5.25%         1/22/2002                   2,000                  2,009
Federal National Mortgage Assn.                         3.397%          3/7/2002                  49,000                 48,286
Federal National Mortgage Assn.                          3.52%        10/27/2001(1)               25,000                 24,980
Federal National Mortgage Assn.                         3.535%        10/30/2001(1)               40,000                 39,983

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
MONEY MARKET PORTFOLIO                                  YIELD*              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                         3.584%        10/31/2001                   2,500                  2,493
Federal National Mortgage Assn.                         3.613%        12/13/2001                  35,000                 34,747
Federal National Mortgage Assn.                         3.644%         3/15/2002                  23,657                 23,271
Federal National Mortgage Assn.                         3.658%        10/11/2001                  30,000                 29,970
Federal National Mortgage Assn.                         4.532%          3/8/2002                   5,000                  4,905
Federal National Mortgage Assn.                         6.375%         1/16/2002                   3,560                  3,587
Federal National Mortgage Assn.                         6.625%         1/15/2002                  10,000                 10,079
U.S. Treasury Bill                                      3.536%        10/25/2001                   5,151                  5,139
U.S. Treasury Inflation-Indexed Note                    3.625%         7/15/2002                  27,708                 28,239
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $409,069)                                                                                                $      409,069
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (32.5%)
-------------------------------------------------------------------------------------------------------------------------------
FINANCE--AUTOMOBILES (2.5%)
FCAR Owner Trust                                        2.603%         12/7/2001           $       8,787         $        8,745
FCAR Owner Trust                                        3.292%          3/7/2002                  17,000                 16,760
                                                                                                                 --------------
                                                                                                                 $       25,505
                                                                                                                 --------------
FINANCE--OTHER (13.7%)
Centric Capital Corp.                                   2.869%        12/13/2001                   6,790                  6,751
Centric Capital Corp.                                   2.869%        12/14/2001                   2,300                  2,286
Centric Capital Corp.                                   3.612%        10/30/2001                   2,000                  1,994
Ciesco LP                                               3.509%        10/26/2001                  10,000                  9,976
Emerald Certificates                                    3.521%         11/2/2001                   3,000                  2,991
Emerald Certificates                                     3.53%        10/30/2001                   2,225                  2,219
Enterprise Funding Corp.                                2.706%         12/7/2001                     810                    806
Enterprise Funding Corp.                                2.806%        10/25/2001                   2,723                  2,718
Enterprise Funding Corp.                                3.632%        10/23/2001                   4,931                  4,920
General Electric Capital Corp.                          3.975%        10/30/2001                  28,000                 27,912
General Electric Capital Corp.                          4.446%         10/2/2001                   5,000                  4,999
General Electric Capital Corp.                          4.446%         10/5/2001                  10,000                  9,995
General Electric Capital International
  Funding Co.                                            2.49%         3/26/2002                   2,700                  2,668
Household Finance Corp.                                                   3.509%     10/15/2001   5,000       4,993
Intrepid Funding                                                          3.558%     11/15/2001   1,000         996
Intrepid Funding                                                          3.733%      10/5/200122,000        21,991
New Castle Certificates                                                   3.672%      10/5/200120,000        19,992
Old Line Funding Corp.                                                    3.512%     10/19/200113,375        13,352
                                                                                                                 --------------
                                                                                                                 $      141,559
                                                                                                                 --------------
INDUSTRIAL (1.9%)

Wal-Mart Stores, Inc.                                   3.425%        11/30/2001                  20,000         $       19,998
                                                                                                                 --------------

INSURANCE (2.4%)
ING America Insurance Holdings Inc.                     3.584%          2/6/2002                  25,000         $       24,687
                                                                                                                 --------------

FOREIGN BANKS (8.5%)
CBA (Delaware) Finance Inc.                             3.579%        10/29/2001                   3,800                  3,789
Dexia Delaware                                           3.60%        10/24/2001                  15,000                 14,966
Landesbank Schleswig - Holstein                          3.24%          3/6/2002                   5,000                  4,931
Landesbank Schleswig - Holstein                         3.263%          2/6/2002                   5,000                  4,943
Lloyds Bank                                             3.562%         11/6/2001                  30,000                 29,894
UBS Finance (Delaware), Inc.                      3.279-3.459%        12/19/2001                   2,500                  2,482
Westpac Capital Corp.                                   4.416%        10/11/2001                  20,000                 19,976
Westpac Trust Securities NZ Ltd.                        3.642%        11/13/2001                   7,000                  6,970
                                                                                                                 --------------
                                                                                                                 $       87,951
                                                                                                                 --------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        YIELD*              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT (2.9%)
KFW International Finance Inc.                          2.664%         12/3/2001                   2,000                  1,991
Reseau Ferre de France                                   3.84%         10/9/2001                  28,000                 27,976
                                                                                                                 --------------
                                                                                                                 $       29,967
                                                                                                                 --------------
FOREIGN INDUSTRIAL (0.6%)
Chevron U.K. Investment PLC                             2.464%        12/18/2001                   6,547                  6,512
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (Cost $336,179)                                                                           $      336,179
-------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (14.2%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Banks (3.3%)
Citibank, N.A.                                           3.47%        11/15/2001                   9,000                  9,000
Citibank, N.A.                                           3.59%         11/2/2001                  25,000                 25,000
                                                                                                                 --------------
                                                                                                                 $       34,000
                                                                                                                 --------------
Yankee Certificates of Deposit--U.S.
  Branches (10.9%)
Bank of Nova Scotia                                      2.50%          1/2/2002                   5,000                  5,000
Bayerische Landesbank Girozentrale                       3.64%        12/19/2001                  25,000                 25,008
Bayerische Landesbank Girozentrale                       3.77%        12/14/2001                   2,000                  2,001
Credit Agricole Indosuez                                 2.48%        12/27/2001                   8,000                  8,000
Deutsche Bank AG                                         2.48%        12/19/2001                   1,447                  1,447
Deutsche Bank AG                                         4.58%        10/18/2001                  26,000                 26,000
Landesbank Baden-Wuerttemberg                            3.06%        12/19/2001                  10,000                 10,001
Landesbank Baden-Wuerttemberg                            4.47%        10/10/2001                   7,700                  7,700
Landesbank Baden-Wuerttemberg                            4.60%         3/28/2002                   5,000                  5,051
UBS AG                                                  3.805%         7/19/2002                  10,000                  9,999
UBS AG                                                   4.63%         3/28/2002                  12,000                 12,002
                                                                                                                 --------------
                                                                                                                 $      112,209
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT (Cost $146,209)                                                                    $      146,209
-------------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (13.4%)
-------------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                                       3.547%         11/9/2001                  29,000                 29,000
Dresdner Bank AG                                         2.46%         3/27/2002                  20,000                 20,000
Halifax PLC                                              6.38%         12/6/2001                  25,000                 25,000
ING Bank                                                 3.56%         2/11/2002                   2,000                  2,001
Landesbank Hessen-Thueringen                             2.50%        12/24/2001                  20,000                 20,001
Landesbank Hessen-Thueringen                             3.43%         2/25/2002                   4,000                  4,000
National Australia Bank                                  3.40%         3/11/2002                   5,000                  5,003
Societe Generale                                         3.61%        10/25/2001                  19,000                 19,000
Westdeutsche Landesbank                                  3.62%         11/1/2001                  10,000                 10,000
Westdeutsche Landesbank                                  3.63%        10/24/2001                   4,000                  4,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (Cost $138,005)                                                                                                $      138,005
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
MONEY MARKET PORTFOLIO                                  YIELD*              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (0.7%)
-------------------------------------------------------------------------------------------------------------------------------
LaSalle National Bank (Cost $7,000)                      2.79%        12/20/2001           $       7,000         $        7,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (Cost $1,036,462)                                                                     $    1,036,462
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     6,766
Liabilities                                                                                                            (11,101)
                                                                                                                 --------------
                                                                                                                        (4,335)
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,032,145,609 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                                                                      $    1,032,127
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $         1.00
===============================================================================================================================
* See Note A in Notes to Financial Statements.
* Represents  annualized yield at date of purchase for discount  securities, and coupon for coupon-bearing securities.
(1)Adjustable-rate note.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                   $  1,032,146           $  1.00
Undistributed Net Investment Income                         --                --
Accumulated Net Realized Losses                            (19)               --
Unrealized Appreciation                                     --                --
--------------------------------------------------------------------------------
NET ASSETS                                        $  1,032,127           $  1.00
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
SHORT-TERM CORPORATE PORTFOLIO                          COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (90.9%)
-------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (17.6%)
Advanta Mortgage Loan Trust                              5.98%         6/25/2014(1)        $         105         $          105
American Express Credit Account Master Trust             5.85%        11/15/2006(1)                  300                    313
AmSouth Auto Trust                                       6.67%         7/15/2004(1)                  295                    305
ANRC Auto Owner Trust                                    3.76%        10/17/2005(1)                1,500                  1,500
ANRC Auto Owner Trust                                    6.75%         1/15/2002(1)                  170                    172
ARG Funding Corp.                                        5.88%         5/20/2003(1)(2)               250                    253
BMW Vehicle Owner Trust                                  5.46%        11/15/2007(1)                  170                    174
BMW Vehicle Owner Trust                                  6.41%         4/25/2003(1)                  142                    143
BMW Vehicle Owner Trust                                  6.91%         5/25/2006(1)                  500                    524
Countrywide Asset-Backed Certificates                    6.24%         9/25/2018(1)                  227                    229
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                           6.32%         9/25/2005(1)                  225                    234
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                           6.42%         9/25/2008(1)                  300                    319
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE-1                            6.38%         9/25/2008(1)                  550                    584
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SDG&E-1                          6.31%         9/25/2008(1)                  300                    317
Capital Auto Receivables Asset Trust                     6.46%         1/15/2004(1)                  200                    205
Centex Home Equity Loan Trust                            5.35%        10/15/2003(1)                  400                    408
Chase Manhattan Auto Trust                               4.55%         4/25/2004(1)                1,000                  1,023
Citibank Credit Card Master Trust I                      5.55%          1/9/2006(1)                  300                    310
Citibank Credit Card Master Trust I                      5.80%          2/7/2005(1)                  100                    103
Citibank Credit Card Master Trust I                      6.55%         2/15/2004(1)                  200                    202
Citibank Credit Card Issuance Trust                      7.05%         9/17/2007(1)                  125                    135
Citibank Credit Card Issuance Trust                      7.45%         9/15/2007(1)                  210                    226
ComEd Transitional Funding Trust                         5.63%         6/25/2009(1)                  100                    104
Connecticut RRB Special Purpose Trust CL&P-1             5.36%         3/30/2007(1)                1,500                  1,560
DaimlerChrysler Auto Trust                               6.11%        11/15/2004(1)                  200                    209
DaimlerChrysler Auto Trust                               7.09%         12/6/2003(1)                  650                    666
Dealer Auto Receivables Owner Trust                      7.07%         5/17/2004(1)                  400                    413
Detroit Edison Securitization Funding LLC               5.513%          3/1/2007(1)                  250                    261
Discover Card Master Trust I                             5.75%        12/15/2008(1)                  500                    520
EQCC Home Equity Loan Trust                             6.223%         6/25/2011(1)                  318                    322
First Union National Bank-Bank of America,
  NA Commercial Mortgage Trust                           6.136%       12/15/2010(1)                  130                    133
Ford Credit Auto Owner Trust                             5.01%         3/15/2006(1)                  200                    203
Ford Credit Auto Owner Trust                             7.40%         7/15/2003(1)                  700                    736
Ford Credit Auto Owner Trust                             7.50%        10/15/2004(1)                  100                    108
General Motors Acceptance Corp. Mortgage
  Home Loan Trust                                        5.22%         3/25/2014(1)                  600                    607
Green Tree Home Equity Loan Trust                        7.05%         9/15/2030(1)                  143                    144
Honda Auto Lease Trust                                   6.45%         9/16/2002(1)                  180                    182
Honda Auto Receivables Owner Trust                       4.67%         3/18/2005(1)                1,250                  1,277
J. P. Morgan Chase Commercial Mortgage
  Securities Corp.                                       6.26%         3/15/2033(1)                  150                    156
MBNA Master Credit Card Trust I                          6.70%         1/18/2005(1)                  200                    206
MBNA Master Credit Card Trust II                         7.15%         1/15/2008(1)                  500                    544
Mellon Residential Funding Corp.
  Mortgage Pass-Through Certificates                    6.832%         2/25/2030(1)                  248                    252
Morgan Stanley, Dean Witter Capital                      5.98%          2/1/2031(1)                  208                    217
Navistar Financial Corp. Owner Trust                     5.95%         4/15/2003(1)                  165                    166

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
SHORT-TERM CORPORATE PORTFOLIO                          COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Nissan Auto Receivables                                  7.01%         9/15/2003(1)        $         250         $          255
Onyx Acceptance Owner Trust                              6.82%        11/15/2003(1)                  144                    146
Option One Mortgage Loan Trust                           5.92%         5/25/2029(1)                  164                    165
PP&L Transition Bond Co. LLC                             6.41%        12/26/2003(1)                  192                    194
PP&L Transition Bond Co. LLC                             6.72%        12/26/2005(1)                  500                    529
PP&L Transition Bond Co. LLC                             7.05%        6/25/2009(1)                   125                    138
PECO Energy Transition Trust                             5.63%          3/1/2005(1)                  321                    329
PECO Energy Transition Trust                             6.05%          3/1/2009(1)                  125                    132
Residential Asset Securities Corp.                       6.00%         4/25/2020(1)                   93                     93
TIAA Structured Finance CDO I, Ltd.                      7.06%        11/15/2012(1)                  100                    107
UAC Securitization Corp.                                 5.57%          9/8/2003(1)                   87                     87
UAC Securitization Corp.                                 6.31%         12/8/2006(1)                  175                    185
USAA Auto Owner Trust                                    6.95%         6/15/2004(1)                  400                    413
Vendee Mortgage Trust                                    7.50%         5/15/2016(1)                2,303                  2,347
Washington Mutual Mortgage Securities Corp.             6.035%         1/25/2031(1)                  500                    506
                                                                                                                 --------------
                                                                                                                 $       22,396
                                                                                                                 --------------
FINANCE (24.8%)
  BANKING (8.6%)
BBVA-Bancomer Capital Trust I                           10.50%         2/16/2011(2)                  100                    105
Banco Santiago SA                                        7.00%         7/18/2007                     100                    100
Barclays Bank PLC                                       7.375%        12/15/2011(2)                  350                    367
Citigroup Inc.                                           5.50%          8/9/2006                     875                    893
Citicorp Lease Pass-Through Trust                        7.22%         6/15/2005(1)(2)               217                    232
Compass Bank                                             6.45%          5/1/2009                     100                     98
Credit Suisse First Boston USA Inc.                     5.875%          8/1/2006                     800                    819
First Bank System, Inc.                                 6.875%         9/15/2007                     200                    218
First Maryland Bancorp                                   7.20%          7/1/2007                     365                    396
First Union Corp.                                        7.55%         8/18/2005                     750                    819
Firstar Bank Milwaukee NA                                6.25%         12/1/2002                     300                    310
Firstar Bank NA                                          7.80%          7/5/2010                     300                    319
ING Capital Funding Trust III                           8.439%        12/31/2010                     200                    221
MBNA Corp.                                              6.875%          6/1/2005                     200                    206
Mellon Financial Co.                                     5.75%        11/15/2003                     791                    824
Meridian Bancorp, Inc.                                  6.625%         3/15/2003                     300                    313
National City Corp.                                     6.625%          3/1/2004                     150                    159
Overseas Chinese Banking Corp.                           7.75%          9/6/2011(2)                  150                    154
PNC Funding Corp.                                        5.75%          8/1/2006                     220                    225
Skandinaviska Enskilda Banken                            6.50%          6/4/2003(2)                  610                    623
Southern National Corp.                                  7.05%         5/23/2003                     740                    779
SunTrust Bank                                            7.25%         9/15/2006                     750                    822
Synovus Financial Corp.                                  7.25%        12/15/2005                     250                    267
UBS Preferred Funding Trust II                          7.247%         6/26/2011                     300                    311
US Bancorp                                              6.875%         12/1/2004                     490                    520
Wachovia Corp.                                           6.70%         6/21/2004                     450                    479
Wells Fargo & Co.                                        4.25%         8/15/2003                     240                    243
Zions Financial Corp.                                    6.95%         5/15/2011                     200                    207

BROKERAGE (3.2%)

Amvescap PLC                                            6.375%         5/15/2003                     400                    412
Amvescap PLC                                             6.60%         5/15/2005                     100                    103
Bear Stearns & Co. Inc.                                 6.125%          2/1/2003                     250                    258
Bear Stearns & Co. Inc.                                  6.45%          8/1/2002                     345                    353
Goldman, Sachs & Co.                                    7.125%          3/1/2003(2)                  500                    522

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                            6.25%          4/1/2003           $         500         $          517
Lehman Brothers Holdings Inc.                            6.25%         5/15/2006                     340                    350
Merrill Lynch & Co. Inc.                                 7.36%         7/24/2002                     500                    516
Morgan Stanley, Dean Witter & Co.                       5.625%         1/20/2004                     550                    568
Salomon Smith Barney Holdings                           6.125%         1/15/2003                     216                    223
Spear, Leeds & Kellogg, LP                               8.25%         8/15/2005(2)                  225                    249

FINANCE COMPANIES (6.3%)

American Express Credit Corp.                            5.50%         9/12/2006                   1,000                  1,007
American Express Credit Corp.                           6.125%        11/15/2001                      66                     66
American Express Credit Corp.                           6.875%         11/1/2005                     200                    212
Aristar Inc.                                            7.375%          9/1/2004                     250                    269
Boeing Capital Corp.                                     6.68%         12/1/2003                     595                    626
Capital One Bank                                         6.57%         1/27/2003                     250                    254
Capital One Bank                                         6.62%          8/4/2003                     175                    178
Capital One Bank                                        6.875%          2/1/2006                     200                    197
Countrywide Funding                                      8.25%         7/15/2002                     800                    829
Countrywide Home Loan                                    5.25%         5/22/2003                     150                    153
Countrywide Home Loan                                    5.50%          8/1/2006                     325                    325
Ford Motor Credit Co.                                    5.75%         2/23/2004                     400                    403
Ford Motor Credit Co.                                    8.00%         6/15/2002                     350                    359
General Electric Capital Corp.                           6.75%         9/11/2003                     500                    530
General Electric Capital Corp.                           6.80%         11/1/2005                     430                    464
General Electric Capital Corp.                           7.25%          5/3/2004                     400                    433
General Motors Acceptance Corp.                          5.50%         1/14/2002                     500                    504
General Motors Acceptance Corp.                          5.80%         3/12/2003                     380                    389
General Motors Acceptance Corp.                         6.875%         9/15/2011                     150                    148
Household Finance Corp.                                  6.75%         5/15/2011                     200                    204
Sears Roebuck Acceptance Corp.                           6.80%         10/9/2002                     150                    154
Washington Mutual Finance Corp.                          6.25%         5/15/2006                     350                    363

INSURANCE (3.6%)

AIG SunAmerica Global Financing II                       7.60%         6/15/2005(2)                  550                    604
Conseco Inc.                                             8.50%        10/15/2002                     200                    182
John Hancock Global Funding II                          5.625%         6/27/2006(2)                  600                    611
Monumental Global Funding II                             6.05%         1/19/2006(2)                  220                    228
Monumental Global Funding II                             6.95%         10/1/2003(2)                  410                    435
Principal Life Global Funding I                         6.125%          3/1/2006(2)                  930                    966
Protective Life Corp.                                   5.875%         8/15/2006(2)                  400                    410
Prudential Insurance Co. of America                     6.375%         7/23/2006(2)                  600                    626
USAA Capital Corp.                                       7.54%         3/30/2005(2)                  500                    540

REITS (3.1%)

Cabot Industrial Properties LP                          7.125%          5/1/2004                     330                    346
EOP Operating LP                                        8.375%         3/15/2006                   1,500                  1,660
ERP Operating LP                                         7.10%         6/23/2004                     200                    212
First Industrial LP                                      7.15%         5/15/2002                     250                    255
Liberty Properties LP                                    7.25%         3/15/2011                     380                    391
Oasis Residential Inc.                                   6.75%        11/15/2001                     325                    326
Post Apartment Homes                                     7.70%        12/20/2010                     175                    185
Post Apartment Homes                                    8.125%         6/15/2005                     150                    161
Reckson Operating Partnership LP                         7.40%         3/15/2004                     275                    289
Shurgard Storage Centers, Inc.                           7.75%         2/22/2011(2)                  100                    104
                                                                                                                 --------------
                                                                                                                 $       31,698
                                                                                                                 --------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
SHORT-TERM CORPORATE PORTFOLIO                          COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (34.0%)
BASIC INDUSTRY (0.7%)

Chevron Phillips Chemical Co.                            7.00%         3/15/2011           $         190         $          192
Noranda, Inc.                                            8.00%          6/1/2003                     400                    420
Noranda, Inc.                                           8.625%         7/15/2002                      75                     77
Rio Tinto Finance Ltd.                                   5.75%          7/3/2006                     250                    258

CAPITAL GOODS (3.6%)
Bombardier Capital Inc.                                 5.625%         5/30/2003(2)                  700                    710
Emerson Electric Co                                     7.875%          6/1/2005                     500                    552
Ingersoll-Rand Co.                                       5.75%         2/14/2003                     650                    669
Lockheed Martin Corp.                                    6.50%         4/15/2003                     200                    208
Masco Corp.                                              6.00%          5/3/2004                     110                    114
Raytheon Co.                                             6.45%         8/15/2002                     360                    366
Raytheon Co.                                             7.90%          3/1/2003                     695                    725
Republic Services Inc.                                  6.625%         5/15/2004                     200                    209
Tyco International Group SA                             6.875%          9/5/2002                     350                    360
WMX Technologies Inc.                                    7.00%        10/15/2006                     300                    316
Waste Management Inc.                                   6.625%         7/15/2002                     350                    356
Waste Management Inc.                                    7.00%         10/1/2004                      30                     31

COMMUNICATION (7.3%)

AT&T Wireless                                            7.35%          3/1/2006(2)                  600                    633
British Telecommunications PLC                          7.875%        12/15/2005                     175                    188
Clear Channel Communication                              7.25%         9/15/2003                     500                    524
Comcast Cable Communication                             6.375%         1/30/2006                     150                    155
Continental Cablevision                                  8.30%         5/15/2006                     125                    138
Cox Communications, Inc.                                 6.50%        11/15/2002                     650                    668
Deutsche Telekom International Finance                   7.75%         6/15/2005                     200                    213
France Telecom                                           7.20%          3/1/2006(2)                  310                    325
NYNEX Corp.                                              9.55%          5/1/2010(1)                  492                    596
PanAmSat Corp.                                           6.00%         1/15/2003                     400                    397
Pearson PLC                                              7.00%         6/15/2011(2)                  100                    105
Qwest Capital Funding                                   5.875%          8/3/2004(2)                  625                    634
Qwest Communications Corp.                              7.625%          6/9/2003                   1,125                  1,178
SBC Communications Inc.                                  5.75%          5/2/2006                     225                    233
TCI Communications Inc.                                 6.375%          5/1/2003                   1,000                  1,035
Telecomunicaciones de Puerto Rico                        6.15%         5/15/2002                     400                    405
Telefonica Europe BV                                     7.35%         9/15/2005                     125                    133
US West Capital Funding, Inc.                           6.125%         7/15/2002                     251                    255
Vodafone AirTouch PLC                                   7.625%         2/15/2005                     150                    162
WorldCom Inc.                                           7.375%         1/15/2006(2)                1,250                  1,305

CONSUMER CYCLICAL (3.6%)
Cooper Tire & Rubber Co.                                 7.25%        12/16/2002                     125                    128
Walt Disney Co.                                          4.50%         9/15/2004                     500                    496
Gap Inc.                                                5.625%          5/1/2003                     280                    284
Harrahs Operating Co., Inc.                              7.50%         1/15/2009                     270                    256
International Speedway Corp.                            7.875%        10/15/2004                     250                    262
Kmart Corp.                                             9.875%         6/15/2008(2)                  150                    156
Park Place Entertainment                                 7.50%          9/1/2009(2)                  100                     92
Park Place Entertainment                                 7.95%          8/1/2003                     650                    654

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------

Target Corp.                                             5.50%          4/1/2007                     125                    128
Toys R Us                                               6.875%          8/1/2006(2)                1,000                  1,001
VF Corp.                                                 7.60%         10/1/2002                     365                    375
Wal-Mart Stores, Inc.                                   4.375%          8/1/2003                     750                    763

CONSUMER NONCYCLICAL (10.0%)

Abbott Laboratories                                     5.625%          7/1/2006                   1,000                  1,037
American Home Products                                  5.875%         3/15/2004                     500                    520
American Stores Co.                                      7.40%         5/15/2005                     300                    320
Bristol-Myers Squibb                                     4.75%         10/1/2006                   1,500                  1,506
Campbell Soup Co.                                       5.875%         10/1/2008                   1,500                  1,493
Cargill Inc.                                             6.25%          5/1/2006(2)                  250                    260
Conagra Foods Inc.                                       6.00%         9/15/2006                     300                    307
Diageo PLC                                               0.00%          1/6/2004                     300                    273
Diageo PLC                                              6.125%         8/15/2005                     150                    157
Diageo PLC                                              6.625%         6/24/2004                     300                    318
Hormel Foods Corp.                                      6.625%          6/1/2011(2)                  100                    103
International Flavors & Fragrances                       6.45%         5/15/2006(2)                  170                    176
Kellogg Co.                                              5.50%          4/1/2003                   1,000                  1,024
Kimberly-Clark de Mexico                                8.875%          8/1/2009(2)                   50                     52
Fred Meyer, Inc.                                        7.375%          3/1/2005                   1,000                  1,068
Panamerican Beverage Inc.                               8.125%          4/1/2003                     300                    307
Pepsi Americas Inc.                                      5.95%         2/15/2006                     170                    175
Pharmacia Corp.                                         5.375%         12/1/2001                     250                    251
Philip Morris                                            6.80%         12/1/2003                   1,000                  1,051
Quest Diagnostic Inc.                                    6.75%         7/12/2006                     150                    157
Unilever Capital Corp.                                   6.75%         11/1/2003                     830                    879
The Upjohn Co. ESOP Trust                                9.79%          3/7/2003(1)                1,039                  1,139
Wellpoint Health Networks                               6.375%         6/15/2006                     200                    207

ENERGY (2.7%)

Amerada Hess Corp.                                       5.30%         8/15/2004                     750                    761
Apache Corp.                                             9.25%          6/1/2002                     375                    389
Baker Hughes, Inc.                                       5.80%         2/15/2003                     150                    155
Pure Resources Inc.                                     7.125%         6/15/2011(2)                  100                    101
Tosco Corp.                                             7.625%         5/15/2006                     522                    571
Tosco Corp.                                              8.25%         5/15/2003                     250                    266
Tosco Trust                                              8.58%          3/1/2010(2)                  250                    279
Transocean Sedco Forex Inc.                              6.50%         4/15/2003                     615                    633
Transocean Sedco Forex Inc.                             6.625%         4/15/2011                     125                    123
Woodside Finance Ltd.                                    6.70%          8/1/2011(2)                  200                    204

TECHNOLOGY (3.3%)

CSC Enterprises                                          6.50%        11/15/2001(2)                  700                    702
Computer Sciences Corp.                                  6.25%         3/15/2009                     250                    245
Computer Sciences Corp.                                  7.50%          8/8/2005                     300                    319
International Business Machines Credit Corp.            4.875%         10/1/2006                   1,500                  1,495
International Business Machines Credit Corp.             6.64%        10/29/2001                      95                     95
International Business Machines Credit Corp.             7.00%         1/28/2002                     650                    657
Marconi PLC                                              7.75%         9/15/2010                     125                     44
Nortel Networks Ltd.                                    6.125%         2/15/2006                     200                    154
Texas Instruments Inc.                                   7.00%         8/15/2004                     450                    479

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
SHORT-TERM CORPORATE PORTFOLIO                          COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (2.3%)

Continental Airlines Pass-Through Trust                 7.434%         3/15/2006(1)                  300                    290
Continental Airlines Pass-Through Trust                 8.321%         11/1/2006(1)                  500                    493
Delta Airlines Pass-Through Certificates                7.299%         9/18/2006                     100                     97
ERAC USA Finance Co.                                    6.375%         5/15/2003(2)                  825                    846
Federal Express Corp.                                   6.625%         2/12/2004                     500                    510
Federal Express Corp.                                   9.875%          4/1/2002                      65                     66
Hertz Corp.                                              8.25%          6/1/2005                     250                    268
TTX Co.                                                  7.02%        11/15/2001(2)                  250                    251
United Airlines (Equipment Trust Certificates)          6.201%          9/1/2008                     130                    120

OTHER (0.5%)

LG&E Capital Corp.                                      6.205%          5/1/2004(2)                  300                    310
Parker Retirement Savings Plan Trust                     6.34%         7/15/2008(1)(2)               259                    267
                                                                                                                 --------------
                                                                                                                 $       43,410
                                                                                                                 --------------
UTILITIES (14.5%)
  Electric (11.1%)

Alabama Power Co.                                        7.85%         5/15/2003                     525                    560
American Electric Power                                  5.50%         5/15/2003                   1,000                  1,025
Arizona Public Service Co.                              5.875%         2/15/2004(3)                  400                    412
Boston Edison Co.                                        6.80%         3/15/2003                     465                    482
Calenergy Co. Inc.                                       6.96%         9/15/2003                     400                    419
Consolidated Edison                                     7.625%          3/1/2004                     300                    322
Dominion Fiber Ventures, LLC                             7.05%         3/15/2005(2)                  200                    203
Dominion Resources Inc.                                  6.00%         1/31/2003                   1,000                  1,031
DTE Energy Co                                            6.00%          6/1/2004                     200                    208
East Coast Power                                        6.737%         5/27/2005                     126                    130
Exelon Corp.                                             6.95%         6/15/2011(2)                  100                    105
FPL Group Capital                                       6.125%         5/15/2007                     100                    104
FPL Group Capital                                       7.625%         9/15/2006                     200                    221
Georgia Power Co.                                        5.75%         1/31/2003                     880                    906
HGI Transelec Chile SA                                  7.875%         4/15/2011                     130                    134
Limestone Electron Trust                                8.625%         3/15/2003                     700                    734
Nevada Power Co.                                         6.00%         9/15/2003(2)                1,500                  1,504
New York State Electric & Gas                            6.75%        10/15/2002                      60                     62
NRG Energy Inc.                                          6.75%         7/15/2006                     300                    311
NRG South Central Generating LLC                        8.962%         7/30/2010(1)                  476                    536
NRG NorthEast Generating LLC                            8.065%        11/15/2002(1)                  352                    370
PPL Capital Funding                                      7.75%         4/15/2005                     200                    215
PPL Electric Utilities Corp.                            5.875%         8/15/2007                     250                    257
Pacific Gas & Electric Co                               7.375%         11/1/2005(2)**                240                    216
Potomac Capital Investment Corp.                         7.55%        11/19/2001(2)                  150                    151
Progress Capital Holdings                                7.45%          9/1/2003(2)                  180                    191
Progress Energy                                          6.55%          3/1/2004                     750                    791
PSE&G Capital Corp.                                      6.25%         5/15/2003(2)                  420                    430
Reliant Energy Mid-Atlantic Power Holding               8.554%          7/2/2005(1)                  264                    284
Reliant Energy Resources                                8.125%         7/15/2005                     200                    215
South Carolina Electric & Gas                            7.50%         6/15/2005                      70                     76
Southern California Edison Co.                           7.20%         11/3/2003*                    415                    360
TXU Corp.                                                5.52%         8/16/2003                   1,250                  1,277

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Natural Gas (3.4%)
AGL Capital Corp.                                       7.125%         1/14/2011           $         100         $          105
Columbia Energy Group                                    6.61%        11/28/2002                     600                    618
Enterprise Products                                      8.25%         3/15/2005                     350                    378
KN Energy, Inc.                                          6.45%          3/1/2003                     968                  1,000
Keyspan Corp.                                            7.25%        11/15/2005                     275                    298
Osprey Trust                                             8.31%         1/15/2003(2)                  375                    389
Peoples Energy Corp.                                     6.90%         1/15/2011                     100                    104
Transcontinental Gas Pipeline                           8.875%         9/15/2002                     300                    312
Williams Cos.                                            6.75%         1/15/2006                     300                    309
Yosemite Security Trust                                  8.25%        11/15/2004(2)                  750                    790
                                                                                                                 --------------
                                                                                                                 $       18,545
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $113,019)                                                                            $      116,049
-------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.4%)
-------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank                                    5.00%         7/20/2004                   1,000                  1,028
Pemex Finance Ltd.                                      6.125%        11/15/2003(1)                  240                    250
Pemex Finance Ltd.                                       8.02%         5/15/2007(1)                  140                    149
Pemex Finance Ltd.                                       9.14%         8/15/2004(1)                  265                    281
Petrobras International Finance                          9.75%          7/6/2011(2)                  100                    100
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $1,753) 1,808
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.3%)
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                          5.25%         6/15/2006                     125                    130
U.S. Treasury Bond                                       5.00%         8/15/2011                      90                     93
U.S. Treasury Note                                      3.625%         8/31/2003                     290                    294
U.S. Treasury Note                                       4.25%         3/31/2003                     250                    256
U.S. Treasury Note                                      4.625%         5/15/2006                     600                    621
U.S. Treasury Note                                       5.75%        11/15/2005                   3,135                  3,372
U.S. Treasury Note                                       6.00%         8/15/2004                     190                    204
U.S. Treasury Note                                       6.25%         2/15/2007                     330                    365
U.S. Treasury Note                                      6.625%         5/15/2007                     200                    225
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $5,380)                                                                                                  $        5,560
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.9%)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G                  3.33-3.35%         10/1/2001                   1,030                  1,030
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                               3.34%         10/1/2001                   1,376                  1,376
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,406)                                                                   $        2,406
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (Cost $122,558)                                                                        $      125,823
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         MARKET
                                                                                                                         VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                                                                            (000)
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             $       4,819
Liabilities--Note G                                                                                                     (2,923)
                                                                                                                 --------------
                                                                                                                 $        1,896
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 12,280,044 outstanding $.001 par
  value shares of beneficial interest
  (unlimited authorization)                                                                                      $      127,719
===============================================================================================================================

NET ASSET VALUE PER SHARE $10.40
===============================================================================================================================
* See Note A in Notes to Financial Statements.
* In accordance  with  the  portfolio's  valuation policy,  this  security is no longer accruing income.
**Non-income-producing security--interest payments in default.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments.
(2) Security exempt from  registration  under Rule 144A of the Securities Act of
  1933. These securities may be sold in transactions  exempt from  registration, normally to qualified institutional buyers. At September 30, 2001, the aggregate value of these securities was $19,620,000, representing 15.4% of net assets.
(3) Security segregated as initial margin for open futures contracts.


--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

                                                        AMOUNT              PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                   $    121,572   $         9.90
Undistributed Net Investment Income                      3,075              .25
Accumulated Net Realized Losses--Note E                   (107)            (.01)
Unrealized Appreciation (Depreciation)--Note F
Investment Securities                                    3,265              .27
Futures Contracts                                          (86)            (.01)
--------------------------------------------------------------------------------
NET ASSETS                                        $    127,719   $        10.40
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH-GRADE BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (61.2%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (20.2%)
U.S. Treasury Bond                                       5.50%         5/15/2009           $         135         $          144
U.S. Treasury Bond                                      6.625%         2/15/2027                   7,100                  8,201
U.S. Treasury Bond                                       6.75%         8/15/2026                   5,300                  6,210
U.S. Treasury Bond                                      7.125%         2/15/2023                   1,910                  2,310
U.S. Treasury Bond                                       7.50%        11/15/2016                     925                  1,138
U.S. Treasury Bond                                       7.50%        11/15/2024                     725                    918
U.S. Treasury Bond                                      7.625%        11/15/2022                   4,150                  5,283
U.S. Treasury Bond                                      7.875%         2/15/2021                   3,775                  4,882
U.S. Treasury Bond                                       8.00%        11/15/2021                     930                  1,202
U.S. Treasury Bond                                      8.125%         8/15/2019                   3,720                  4,887
U.S. Treasury Bond                                      8.125%         8/15/2021                     865                  1,148
U.S. Treasury Bond                                       8.50%         2/15/2020                     445                    606
U.S. Treasury Bond                                       8.75%         5/15/2020                     145                    202
U.S. Treasury Bond                                       8.75%         8/15/2020                     420                    586
U.S. Treasury Bond                                      8.875%         8/15/2017                   1,075                  1,485
U.S. Treasury Bond                                      8.875%         2/15/2019                     790                  1,102
U.S. Treasury Bond                                       9.25%         2/15/2016                   2,965                  4,170
U.S. Treasury Bond                                      9.875%        11/15/2015                   1,175                  1,726
U.S. Treasury Bond                                      10.00%         5/15/2010                     125                    151
U.S. Treasury Bond                                      10.75%         2/15/2003                  14,725                 16,327
U.S. Treasury Bond                                      10.75%         5/15/2003                   2,900                  3,268
U.S. Treasury Bond                                      10.75%         8/15/2005                      25                     31
U.S. Treasury Bond                                     11.125%         8/15/2003                   1,475                  1,697
U.S. Treasury Bond                                      12.75%        11/15/2010                     575                    768
U.S. Treasury Bond                                      13.25%         5/15/2014                     170                    265
U.S. Treasury Note                                       5.50%         2/15/2008                     750                    803
U.S. Treasury Note                                      5.625%        12/31/2002                   2,250                  2,335
U.S. Treasury Note                                      5.625%         5/15/2008                   6,200                  6,676
U.S. Treasury Note                                       5.75%        11/30/2002                   6,225                  6,453
U.S. Treasury Note                                       5.75%         8/15/2003                   2,500                  2,633
U.S. Treasury Note                                      5.875%        11/15/2004                     500                    536
U.S. Treasury Note                                       6.50%         2/15/2010                   9,500                 10,783
U.S. Treasury Note                                      6.625%         5/15/2007                     100                    113
U.S. Treasury Note                                       7.25%         5/15/2004                   3,150                  3,472
U.S. Treasury Note                                      7.875%        11/15/2004                   2,075                  2,345
Private Export Funding Corp.
  (U.S. Government Guaranteed)                           7.20%         1/15/2010                     400                    451
                                                                                                                 --------------
                                                                                                                 $      105,307
                                                                                                                 --------------
AGENCY BONDS AND NOTES (5.3%)
Federal Farm Credit Bank                                 4.80%         11/6/2003                   2,500                  2,578
Federal Home Loan Bank                                  5.575%          9/2/2003                   1,900                  1,985
Federal Home Loan Bank                                  5.675%         8/18/2003                   2,000                  2,088
Federal Home Loan Bank                                  5.865%          9/2/2008                   1,300                  1,375
Federal Home Loan Bank                                   5.88%        11/25/2008                     530                    540
Federal Home Loan Bank                                   6.50%         8/15/2007                   1,450                  1,590
Federal Home Loan Bank                                  7.625%         5/14/2010                   2,300                  2,676
Federal Home Loan Mortgage Corp.                        6.875%         1/15/2005                   1,800                  1,975
Federal Home Loan Mortgage Corp.                         7.00%         7/15/2005                   4,000                  4,414
Federal National Mortgage Assn.                          5.64%        12/10/2008                   1,500                  1,515
Federal National Mortgage Assn.                          5.75%         4/15/2003                   1,090                  1,136
Federal National Mortgage Assn.                          5.91%         8/25/2003                     650                    683
Federal National Mortgage Assn.                          5.97%          7/3/2003                   1,000                  1,039

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH-GRADE BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                          6.25%          2/1/2011           $         400         $          420
Federal National Mortgage Assn.                          6.40%         5/14/2009                   2,000                  2,085
Federal National Mortgage Assn.                          7.25%         1/15/2010                     200                    228
Tennessee Valley Auth.                                  7.125%          5/1/2030                   1,000                  1,124
                                                                                                                 --------------
                                                                                                                 $       27,451
                                                                                                                 --------------

MORTGAGE-BACKED SECURITIES (35.7%)
Federal Home Loan Mortgage Corp.                         5.50%   11/1/2008-3/1/2014(1)             1,390                  1,403
Federal Home Loan Mortgage Corp.                         6.00%    4/1/2003-3/1/2031(1)            11,742                 11,879
Federal Home Loan Mortgage Corp.                         6.50%   10/1/2002-3/1/2030(1)            20,419                 20,951
Federal Home Loan Mortgage Corp.                         7.00%    7/1/2003-2/1/2031(1)            15,622                 16,229
Federal Home Loan Mortgage Corp.                         7.50%    1/1/2007-1/1/2031(1)             8,088                  8,453
Federal Home Loan Mortgage Corp.                         8.00%   10/1/2009-4/1/2030(1)             4,191                  4,414
Federal Home Loan Mortgage Corp.                         8.50%   5/1/2006-11/1/2030(1)             1,001                  1,060
Federal Home Loan Mortgage Corp.                         9.00%   11/1/2005-5/1/2030(1)               253                    269
Federal Home Loan Mortgage Corp.                         9.50%    1/1/2025-2/1/2025(1)                46                     49
Federal Home Loan Mortgage Corp.                        10.00%   3/1/2017-11/1/2019(1)                29                     33
Federal National Mortgage Assn.                          6.00%    3/1/2003-9/1/2031(1)            18,985                 19,185
Federal National Mortgage Assn.                          6.50%    8/1/2008-9/1/2031(1)            27,467                 28,051
Federal National Mortgage Assn.                          7.00%   12/1/2003-8/1/2031(1)            16,379                 16,988
Federal National Mortgage Assn.                          7.50%    1/1/2007-8/1/2031(1)             9,258                  9,642
Federal National Mortgage Assn.                          8.00%    7/1/2007-11/1/2030(1)            2,660                  2,794
Federal National Mortgage Assn.                          8.50%    10/1/2004-4/1/2031(1)              644                    684
Federal National Mortgage Assn.                          9.00%     3/1/2020-4/1/2025(1)              157                    171
Federal National Mortgage Assn.                          9.50%    12/1/2018-2/1/2025(1)               82                     89
Federal National Mortgage Assn.                         10.00%     8/1/2020-8/1/2021(1)               43                     49
Federal National Mortgage Assn.                         10.50%          8/1/2020(1)                   13                     14
Government National Mortgage Assn.                       6.00%   3/15/2009-7/15/2031(1)            3,402                  3,420
Government National Mortgage Assn.                       6.50%  10/15/2008-7/15/2031(1)           13,107                 13,429
Government National Mortgage Assn.                       7.00%  10/15/2008-8/15/2031(1)           11,180                 11,613
Government National Mortgage Assn.                       7.50%   5/15/2008-7/15/2031(1)            7,208                  7,540
Government National Mortgage Assn.                       8.00%  3/15/2008-12/15/2030(1)            4,799                  5,060
Government National Mortgage Assn.                       8.50%   7/15/2009-7/15/2030(1)              905                    961
Government National Mortgage Assn.                       9.00%   4/15/2016-7/15/2030(1)              564                    605
Government National Mortgage Assn.                       9.50%  4/15/2017-12/15/2021(1)              129                    144
Government National Mortgage Assn.                      10.00%   5/15/2020-1/15/2025(1)               72                     78
Government National Mortgage Assn.                      10.50%         5/15/2019(1)                   27                     31
Government National Mortgage Assn.                      11.00%        10/15/2015(1)                   18                     20
Government National Mortgage Assn.                      11.50%         2/15/2013(1)                   14                     16
                                                                                                                 --------------
                                                                                                                 $      185,324
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $305,713)                                                                                                $      318,082
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (35.5%)
-------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.0%)
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E                        6.42%         9/25/2008(1)        $         375         $          399
CIT RV Trust                                             5.96%         4/15/2011(1)                  450                    459
Discover Card Master Trust                               5.65%        11/16/2004(1)                  200                    204
First USA Credit Card Master Trust                       6.42%         3/17/2005(1)                1,250                  1,281
Ford Credit Auto Owner Trust                             7.40%         4/15/2005(1)                  500                    526
PSE&G Transition Funding LLC                             6.89%        12/15/2017(1)                  500                    535
PECO Energy Transition Trust                             5.63%          3/1/2005(1)                1,461                  1,494
PECO Energy Transition Trust                             6.05%          3/1/2009(1)                  225                    238
                                                                                                                 --------------
                                                                                                                 $        5,136
                                                                                                                 --------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
FINANCE (11.3%)
Banking (4.1%)
Abbey National PLC                                       7.95%        10/26/2029           $         700         $          767
ABN-AMRO Bank NV                                        7.125%         6/18/2007                     500                    548
Associates Corp.                                         6.50%        10/15/2002                     650                    671
BBVA-Bancomer Capital Trust I                           10.50%         2/16/2011(2)                  550                    577
Bank of New York Capital I                               7.97%        12/31/2026                     400                    417
BankAmerica Corp.                                       6.625%         6/15/2004                     525                    557
BankAmerica Corp.                                       10.00%          2/1/2003                     200                    217
Barclays Bank PLC                                        8.55%         6/15/2011(2)                  450                    512
BT Capital Trust B                                       7.90%         1/15/2027                     200                    204
Chase Capital I                                          7.67%         12/1/2026                     400                    406
Chase Manhattan Corp.                                    6.00%         11/1/2005                     575                    599
Citicorp                                                7.625%          5/1/2005                     300                    327
Citicorp Capital II                                     8.015%         2/15/2027                     500                    530
Citicorp Lease Pass-Through Trust                        7.22%         6/15/2005(1)(2)               804                    857
Citicorp Lease A                                         8.04%        12/15/2019(2)                  500                    521
Citigroup Inc.                                           5.50%          8/9/2006                   1,000                  1,021
CoreStates Capital Corp.                                 8.00%        12/15/2026(2)                1,000                  1,010
CoreStates Capital Corp.                                9.375%         4/15/2003                     250                    272
Fleet Boston Financial Corp.                             7.25%         9/15/2005                   1,000                  1,078
Fleet Capital Trust II                                   7.92%        12/11/2026                     400                    408
J.P. Morgan Chase & Co.                                 5.625%         8/15/2006                   1,000                  1,027
J.P. Morgan Chase & Co.                                  6.50%          8/1/2005                     175                    185
M & T Bank                                               8.00%         10/1/2010                     350                    387
NB Capital Trust IV                                      8.25%         4/15/2027                     200                    208
National Westminster Bancorp Inc.                       9.375%        11/15/2003                     350                    391
Overseas-Chinese Banking Corp.                           7.75%          9/6/2011(2)                  500                    515
PNC Funding Corp.                                        7.00%          9/1/2004                     500                    534
PNC Funding Corp.                                        7.50%         11/1/2009                     500                    535
Royal Bank of Scotland PLC                              7.648%         9/30/2031                     750                    737
Swiss Bank Corp. -New York                               7.00%        10/15/2015                     500                    519
Swiss Bank Corp. -New York                               7.25%          9/1/2006                     500                    553
Swiss Bank Corp. -New York                              7.375%         6/15/2017                     100                    107
Synovus Financial Corp.                                  7.25%        12/15/2005                     300                    321
UBS Preferred Funding Trust I                           8.622%         10/1/2010                   1,000                  1,133
Union Planters Corp.                                     7.75%          3/1/2011                     500                    540
Wachovia Corp.                                          6.625%        11/15/2006                     250                    266
Washington Mutual Bank                                  6.875%         6/15/2011                     650                    676
Wells Fargo & Co.                                        4.25%         8/15/2003                   1,100                  1,114

BROKERAGE (1.5%)
Bear Stearns & Co., Inc.                                6.625%         1/15/2004                     200                    211
Lehman Brothers Holdings Inc.                            6.25%          4/1/2003                     850                    879
Lehman Brothers Holdings Inc.                            6.25%         5/15/2006                   2,250                  2,316
Lehman Brothers Holdings Inc.                           6.625%          2/5/2006                     525                    546
Morgan Stanley, Dean Witter & Co.                        6.10%         4/15/2006                     250                    258
Morgan Stanley, Dean Witter & Co.                        6.75%         4/15/2011                     700                    720
Salomon Smith Barney Holdings                           5.875%         3/15/2006                     650                    668
Spear, Leeds & Kellogg, LP                               8.25%         8/15/2005(2)                1,000                  1,105
Waddell & Reed Financial                                 7.50%         1/18/2006                   1,000                  1,048

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH-GRADE BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES (3.3%)
Capital One Bank                                        6.875%          2/1/2006           $       1,200         $        1,179
Capital One Bank                                         8.25%         6/15/2005                     500                    517
Case Credit Corp.                                        6.15%          3/1/2002                     850                    824
Countrywide Home Loan                                    5.50%          8/1/2006                   1,000                  1,000
Ford Motor Credit Co.                                   6.875%          2/1/2006                   5,400                  5,562
Ford Motor Credit Co.                                   7.375%        10/28/2009                     300                    308
Ford Motor Credit Co.                                   7.375%          2/1/2011                     350                    357
General Motors Acceptance Corp.                         6.125%         9/15/2006                   1,000                    998
General Motors Acceptance Corp.                         6.875%         9/15/2011                   1,000                    985
Household Finance Corp.                                  6.40%         6/17/2008                     125                    126
Household Finance Corp.                                  6.50%         1/24/2006                   1,500                  1,566
Household Finance Corp.                                  7.65%         5/15/2007                     400                    442
MBNA America Bank NA                                     7.75%         9/15/2005                     750                    795
Sears, Roebuck & Co. Acceptance Corp.                    6.75%         9/15/2005                     150                    155
Takefuji Corp.                                           9.20%         4/15/2011(2)                1,200                  1,288
Washington Mutual Finance Corp.                          6.25%         5/15/2006                   1,000                  1,038

INSURANCE (1.0%)
Allstate Corp.                                           7.20%         12/1/2009                     300                    319
American General Capital II                              8.50%          7/1/2030                     300                    339
AXA S.A.                                                 8.60%        12/15/2030                     700                    763
CNA Financial Corp.                                      6.50%         4/15/2005                     525                    516
Conseco Inc.                                             9.00%        10/15/2006                     700                    553
Equitable Companies Inc.                                 7.00%          4/1/2028                     140                    134
John Hancock Global Funding II                          5.625%         6/27/2006(2)                  800                    815
Monumental Global Funding II-A                           6.05%         1/19/2006(2)                  700                    724
Principal Life Global Funding I                         6.125%          3/1/2006(2)                  500                    519
Travelers Property Casualty Corp.                        7.75%         4/15/2026                     275                    289
Zurich Capital Trust                                    8.376%          6/1/2037(2)                  500                    490

REITS (1.4%)
Avalon Properties Inc.                                  6.875%        12/15/2007                     450                    468
First Industrial LP                                     7.375%         3/15/2011                   1,000                  1,044
HRPT Properties Trust                                    6.75%        12/18/2002                     750                    766
JDN Realty Corp.                                         6.80%          8/1/2004                     350                    315
Liberty Properties LP                                    7.25%         3/15/2011                     800                    823
Mack-Cali Realty Corp.                                   7.00%         3/15/2004                   1,000                  1,041
Mack-Cali Realty Corp.                                   7.75%         2/15/2011                     250                    262
Reckson Operating Partnership LP                         7.75%         3/15/2009                     500                    516
Security Capital Pacific Trust                           8.05%          4/1/2017                     150                    146
Shurgard Storage Centers, Inc.                           7.75%         2/22/2011(2)                  850                    883
Simon DeBartolo Group, Inc.                              6.75%         7/15/2004                     250                    258
Summit Properties Inc.                                   6.95%         8/15/2004                     700                    726
Susa Partnership LP                                      7.50%         12/1/2027                     175                    150
                                                                                                                 --------------
                                                                                                                 $       58,997
                                                                                                                 --------------

INDUSTRIAL (18.0%)
 BASIC INDUSTRY (1.0%)
Alcoa Inc.                                               7.25%          8/1/2005                     250                    270
Alcoa Inc.                                              7.375%          8/1/2010                     300                    330
Celulosa Arauco y Constitucion SA                       8.625%         8/15/2010                     500                    537
Chevron Phillips Chemical Co.                            7.00%         3/15/2011                     500                    504
Cyprus Minerals                                         6.625%        10/15/2005                     400                    391
Eastman Chemical Co.                                    6.375%         1/15/2004                     400                    409

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Eastman Chemical Co.                                     7.25%         1/15/2024           $         100         $           88
Georgia Pacific Corp.                                    7.50%         5/15/2006                     500                    509
International Paper Co.                                 7.875%          8/1/2006                     100                    109
Noranda, Inc.                                           8.625%         7/15/2002                     370                    382
Potash Corp. of Saskatchewan                             7.75%         5/31/2011                     300                    323
Praxair, Inc.                                            6.75%          3/1/2003                     500                    519
Rohm & Haas Co.                                          6.95%         7/15/2004                     200                    212
Union Carbide Corp.                                      6.75%          4/1/2003                     200                    209
Union Carbide Corp.                                      7.75%         10/1/2096                     125                    131
Union Carbide Corp.                                     7.875%          4/1/2023                     125                    137

CAPITAL GOODS (1.5%)
Allied Signal Inc.                                       6.20%          2/1/2008                     500                    511
The Boeing Co.                                          6.625%         2/15/2038                     400                    357
Bombardier Capital Corp.                                6.125%         6/29/2006(2)                  700                    738
Caterpillar, Inc.                                       7.375%          3/1/2097                     300                    306
Caterpillar, Inc.                                        9.00%         4/15/2006                     600                    696
Deere & Co.                                              8.50%          1/9/2022                     100                    112
Hutchison Whampoa International Ltd.                     7.00%         2/16/2011(2)                  750                    738
Ingersoll-Rand Co.                                       6.25%         5/15/2006                     800                    833
Masco Corp.                                              6.00%          5/3/2004                     250                   258
Masco Corp.                                              6.75%         3/15/2006                   1,000                  1,049
British Aerospace                                       7.156%         7/18/2008(2)                  299                    305
Tyco International Group SA                              5.80%          8/1/2006                   1,000                  1,013
Tyco International Group SA                             6.375%         2/15/2006                     175                    181
Tyco International Group SA                             6.875%         1/15/2029                     500                    473

COMMUNICATION (6.8%)
AT&T Corp.                                               8.35%        1/15/2025                      140                    144
AT&T Wireless                                            7.35%         3/1/2006(2)                   800                    845
AT&T Wireless                                           7.875%         3/1/2011(2)                   300                    315
AT&T Wireless                                            8.75%         3/1/2031(2)                   500                    536
Ameritech Capital Funding                                6.15%         1/15/2008                     775                    789
Ameritech Capital Funding                                7.50%          4/1/2005                     300                    326
British Telecommunications PLC                          7.875%        12/15/2005                   1,650                  1,776
Clear Channel Communications                             7.65%         9/15/2010                   1,000                  1,045
Clear Channel Communications                            7.875%         6/15/2005                   1,250                  1,337
Comcast Cable Communication                             6.375%         1/30/2006                     650                    670
Comcast Cable Communication                             8.375%          5/1/2007                     900                  1,017
Comcast Cable Communication                             8.875%          5/1/2017                     350                    390
Cox Communication Inc.                                   7.75%         11/1/2010                     350                    376
Cox Enterprises                                         7.875%         9/15/2010(2)                1,000                  1,061
France Telecom                                           7.20%          3/1/2006(2)                  500                    524
France Telecom                                           7.75%          3/1/2011(2)                  100                    105
France Telecom                                           8.50%          3/1/2031(2)                  800                    870
GTE South Inc.                                          6.125%         6/15/2007                   1,000                  1,048
Grupo Televisa SA                                       8.625%          8/8/2005                     250                    262
Michigan Bell Telephone Co.                              7.50%         2/15/2023                     175                    180
New England Telephone & Telegraph Co.                   6.875%         10/1/2023                     175                    169
New England Telephone & Telegraph Co.                   7.875%        11/15/2029                     500                    546
New York Telephone Co.                                  6.125%         1/15/2010                     750                    758
News America Holdings Inc.                               8.50%         2/15/2005                     300                    327
Pacific Bell Telephone Co.                               7.25%          7/1/2002                     225                    231
Pearson PLC                                              7.00%         6/15/2011(2)                  400                    420

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH-GRADE BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Qwest Capital Funding                                   5.875%          8/3/2004(2)        $         225         $          228
Qwest Capital Funding                                   7.625%          8/3/2021(2)                  800                    766
Qwest Corp.                                             7.625%          6/9/2003                     700                    733
Southwestern Bell Telephone Co.                         6.625%         7/15/2007                     500                    538
Southwestern Bell Telephone Co.                         7.625%          3/1/2023                     475                    496
Sprint Capital Corp.                                    7.125%         1/30/2006                     250                    263
Sprint Capital Corp.                                    7.625%         1/30/2011                     700                    735
TCI Communications Inc.                                 6.375%          5/1/2003                   1,050                  1,087
TPSA Finance BV                                          7.75%        12/10/2008(2)                  290                    302
Telefonica de Argentina                                 9.125%          5/7/2008(2)                  750                    615
Telefonica de Argentina                                11.875%         11/1/2004                   1,000                    950
Telefonica Europe B.V.                                   7.35%         9/15/2005                     500                    531
Telus Corp.                                              7.50%          6/1/2007                   1,500                  1,603
Telus Corp.                                              8.00%          6/1/2011                     850                    901
US West Capital Funding, Inc.                           6.125%         7/15/2002                   1,000                  1,018
US West Communications Inc.                              7.20%         11/1/2004                   1,000                  1,039
Verizon Global Funding Corp.                             6.75%         12/1/2005                   1,300                  1,384
Verizon Global Funding Corp.                             7.75%         12/1/2030                     200                    213
Vodafone AirTouch PLC                                   7.625%         2/15/2005                     500                    541
WorldCom Inc.                                            6.25%         8/15/2003                   2,000                  2,051
WorldCom Inc.                                            7.55%          4/1/2004                   1,350                  1,400
WorldCom Inc.                                           7.875%         5/15/2003                     700                    732
WorldCom Inc.                                            8.00%         5/15/2006                     750                    801
WorldCom Inc.                                            8.25%         5/15/2031                     500                    491

CONSUMER CYCLICAL (3.2%)
AOL Time Warner                                         6.125%         4/15/2006                   1,000                  1,029
AOL Time Warner                                         7.625%         4/15/2031                     750                    759
Auburn Hills                                            12.00%          5/1/2020                     115                    160
Dayton Hudson Corp.                                      6.65%          8/1/2028                     400                    383
Dayton Hudson Corp.                                      6.75%          1/1/2028                     250                    242
Federated Department Stores, Inc.                       6.625%          9/1/2008                     600                    589
Ford Motor Co.                                           8.90%         1/15/2032                     500                    537
Ford Motor Co.                                           9.98%         2/15/2047                      65                     77
Harrahs Operating Co., Inc.                             7.125%          6/1/2007(2)                  500                    484
Harrahs Operating Co., Inc.                              7.50%         1/15/2009                     300                    285
Kmart Corp.                                             9.375%          2/1/2006                   1,000                    930
Kmart Corp.                                             9.875%         6/15/2008(2)                  500                    519
May Department Stores Co.                                9.75%         2/15/2021                      98                    119
Park Place Entertainment                                 7.50%          9/1/2009(2)                  500                    459
Pulte Homes Inc.                                        7.875%          8/1/2011(2)                  300                    281
Target Corp.                                             7.00%         7/15/2031                     400                    400
Time Warner Entertainment                               8.375%         3/15/2023                     350                    380
Time Warner Inc.                                         7.75%         6/15/2005                   1,250                  1,355
Time Warner Inc.                                        7.975%         8/15/2004                   1,500                  1,635
Time Warner Inc.                                         8.18%         8/15/2007                     500                    556
Toys R Us                                               7.625%          8/1/2011(2)                  500                    491
Toys R Us                                               6.875%          8/1/2006(2)                  800                    801
Viacom Inc.                                              6.40%         1/30/2006                     200                    209
Viacom Inc.                                              7.70%         7/30/2010                     200                    219
Viacom Inc.                                              7.75%          6/1/2005                   1,000                  1,088
Viacom Inc.                                             7.875%         7/30/2030                     375                    398
Wal-Mart Stores, Inc.                                   4.375%          8/1/2003                   1,300                  1,322
Wal-Mart Stores, Inc.-Canada                             5.58%          5/1/2006(2)                1,000                  1,038

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL (2.0%)
Ahold Finance USA Inc.                                   8.25%         7/15/2010           $         500         $          555
Ahold Lease USA Inc.                                     8.62%          1/2/2025(1)(2)               500                    527
Anheuser-Busch Cos., Inc.                                7.10%         6/15/2005(1)                  850                    914
Anheuser-Busch Cos., Inc.                               7.125%          7/1/2017                     150                    156
Anheuser-Busch Cos., Inc.                               7.375%          7/1/2023                      75                     77
Apogent Technologies Inc.                                8.00%          4/1/2011                     500                    540
C.R. Bard, Inc.                                          6.70%         12/1/2026                     450                    479
Bristol-Myers Squibb                                     5.75%         10/1/2011                     550                    556
Delhaize America Inc.                                   7.375%         4/15/2006(2)                  300                    322
Delhaize America Inc.                                   8.125%         4/15/2011(2)                  300                    331
Delhaize America Inc.                                    9.00%         4/15/2031(2)                  500                    572
Grand Metropolitan Investment Corp.                      9.00%         8/15/2011                     400                    484
International Flavors & Fragrances                       6.45%         5/15/2006(2)                  700                    725
Kellogg Co.                                              6.00%          4/1/2006                     500                    517
Kroger Co.                                              7.625%         9/15/2006                     300                    331
Kroger Co.                                               7.65%         4/15/2007                      25                     28
Kroger Co.                                               8.00%         9/15/2029                     125                    136
Kroger Co.                                               8.15%         7/15/2006                     500                    561
Fred Meyer, Inc.                                        7.375%          3/1/2005                     500                    534
Pharmacia Corp.                                          5.75%         12/1/2005                   1,000                  1,037
Philip Morris Cos., Inc.                                 7.00%         7/15/2005                     150                    159
Philip Morris Cos., Inc.                                 8.25%        10/15/2003                     150                    162
Safeway Inc.                                             6.85%         9/15/2004                     700                    742

ENERGY (1.7%)
Amerada Hess Corp.                                       5.30%         8/15/2004                   1,000                  1,015
Amerada Hess Corp.                                       5.90%         8/15/2006                     500                    507
Amerada Hess Corp.                                       7.30%         8/15/2031                     400                    385
Anadarko Finance Co.                                     7.50%          5/1/2031                     500                    504
LG Caltex Oil Corp.                                      7.75%         7/25/2011(2)                  700                    728
Mobil Corp.                                             7.625%         2/23/2033                     200                    210
Petro-Canada                                             9.25%        10/15/2021                     500                    604
Petro Geo-Services                                       7.50%         3/31/2007                     780                    799
Petroliam Nasional Bhd.                                 7.625%        10/15/2026(2)                  500                    462
Petroliam Nasional Bhd.                                 8.875%          8/1/2004(2)                  550                    601
Phillips Petroleum Co.                                   8.50%         5/25/2005                     700                    780
Phillips Petroleum Co.                                   8.75%         5/25/2010                     650                    763
Texaco Capital Corp.                                    8.875%          9/1/2021                     150                    187
Tosco Corp.                                              7.25%          1/1/2007                     500                    542
Transocean Sedco Forex Inc.                             6.625%         4/15/2011                     300                    295
Transocean Sedco Forex Inc.                              7.50%         4/15/2031                     500                    474
Union Oil of California                                 6.375%          2/1/2004                     200                    209

TECHNOLOGY (0.4%)
Applied Materials, Inc.                                  8.00%          9/1/2004                     100                    109
First Data Corp.                                        6.375%        12/15/2007                     500                    522
First Data Corp.                                        6.625%          4/1/2003                     125                    131
International Business Machines Corp.                    6.45%          8/1/2007                     500                    527
International Business Machines Corp.                   7.125%         12/1/2096                     450                    442
Marconi PLC                                              7.75%         9/15/2010                     500                    175

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH-GRADE BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
American Airlines Pass-Through Certificates             6.817%         5/23/2011(2)        $         300         $          288
American Airlines Pass-Through Certificates             6.855%         4/15/2009                     286                    294
American Airlines Pass-Through Certificates             7.024%        10/15/2009                     200                    192
Burlington Northern Santa Fe Corp.                      6.375%        12/15/2005                     100                    104
Burlington Northern Santa Fe Corp.                       6.75%         3/15/2029                     250                    234
Canadian National Railway Co.                            6.80%         7/15/2018                     450                    437
Canadian National Railway Co.                            6.90%         7/15/2028                     200                    194
Conrail Corp.                                            9.75%         6/15/2020                     100                    124
Continental Airlines, Inc.
  (Equipment Trust Certificates)                        6.648%         3/15/2019                     357                    337
Delta Air Lines, Inc.
  (Equipment Trust Certificates)                         8.54%          1/2/2007(1)                  163                    162
Delta Air Lines, Inc. Pass-Through Certificates         6.861%         9/18/2011                     500                    489
ERAC USA Finance Co.                                     7.35%         6/15/2008(2)                  500                    514
ERAC USA Finance Co.                                     7.95%        12/15/2009(2)                  400                    421
ERAC USA Finance Co                                      8.00%         1/15/2011(2)                  500                    530
Norfolk Southern Corp.                                   7.40%         9/15/2006                     815                    892
Norfolk Southern Corp.                                   7.90%         5/15/2097                      50                     52
Norfolk Southern Corp.                                  8.375%         5/15/2005                     600                    663
Northwest Airlines, Inc. Pass-Through Certificates      6.841%          4/1/2011                     200                    193

OTHER (0.2%)
Black & Decker Corp.                                    7.125%          6/1/2011                     500                    516
Black & Decker Corp.                                     7.50%          4/1/2003                     500                    523
                                                                                                                 --------------
                                                                                                                 $       93,435
                                                                                                                 --------------
UTILITIES (5.2%)
  ELECTRIC (3.1%)
AEP Resources Inc.                                       6.50%         12/1/2003(2)                1,000                  1,034
Commonwealth Edison Co.                                 7.375%         9/15/2002                   1,000                  1,037
Commonwealth Edison Co.                                  7.50%          7/1/2013                     250                    273
Consolidated Edison Inc.                                6.625%        12/15/2002                     500                    528
Dominion Fiber Ventures, LLC                             7.05%         3/15/2005(2)                  500                    509
Dominion Resources Capital Trust III                     8.40%         1/15/2031                     550                    576
Dominion Resources Inc.                                 8.125%         6/15/2010                     500                    562
Edison Mission                                          9.875%         4/15/2011                   1,000                  1,010
FPL Group Capital Inc.                                  7.625%         9/15/2006                     500                    552
Florida Power & Light                                   6.875%         12/1/2005                     500                    541
HGI Transelec Chile SA                                  7.875%         4/15/2011                     500                    515
Israel Electric Corp. Ltd.                               7.75%          3/1/2009(2)                  450                    470
Israel Electric Corp. Ltd.                               7.95%         5/30/2011(2)                  400                    415
National Rural Utility Co.                               5.00%         10/1/2002                     500                    508
National Rural Utility Co.                               6.20%          2/1/2008                     650                    655
NRG Energy Inc.                                          7.75%          4/1/2011                     500                    524
NRG Energy Inc.                                         8.625%          4/1/2031                     250                    266
PSEG Power                                              6.875%         4/15/2006(2)                  550                    574
Progress Energy Inc.                                     6.75%          3/1/2006                     600                    639
Progress Energy Inc.                                     7.10%          3/1/2011                     350                    372
Reliant Energy Resources                                8.125%         7/15/2005                     800                    861
Sierra Pacific Power Co.                                 8.00%          6/1/2008(2)                1,000                  1,075
Texas Utilities Co.                                     6.375%         6/15/2006                   1,000                  1,037
Texas Utilities Co.                                      7.17%          8/1/2007                     475                    527
Texas Utilities Co.                                     7.875%          3/1/2023                     110                    112
Texas Utilities Co.                                      8.25%          4/1/2004                     100                    109
Virginia Electric & Power Co.                           6.625%          4/1/2003                     200                    209
Virginia Electric & Power Co.                            6.75%         10/1/2023                     500                    478

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS (2.1%)
CMS Panhandle Holding Co.                               6.125%         3/15/2004           $         100         $          101
CMS Panhandle Holding Co.                                6.50%         7/15/2009                     300                    277
CMS Panhandle Holding Co.                                7.00%         7/15/2029                     200                    165
Coastal Corp.                                            6.50%         5/15/2006                     250                    256
Coastal Corp.                                            6.50%          6/1/2008                     100                    100
Coastal Corp.                                            7.42%         2/15/2037                     175                    164
Coastal Corp.                                            7.75%        10/15/2035                     250                    244
Duke Energy Field Services                               7.50%         8/16/2005                     500                    536
Dynegy Holdings Inc.                                    6.875%          4/1/2011                     550                    567
El Paso Energy Corp.                                     6.75%         5/15/2009                   1,000                    995
Enron Corp.                                              6.40%         7/15/2006                     250                    258
Enron Corp.                                              6.75%          8/1/2009                     450                    459
Enron Corp.                                             6.875%        10/15/2007                     500                    531
Enron Corp.                                             7.125%         5/15/2007                     150                    161
Enron Corp.                                             9.125%          4/1/2003                     500                    536
Enterprise Products Partners LP                          7.50%          2/1/2011                   1,000                  1,051
HNG Internorth                                          9.625%         3/15/2006                     500                    578
KN Energy, Inc.                                          6.45%          3/1/2003                     250                    258
Keyspan Corp.                                            7.25%        11/15/2005                     400                    433
Sempra Energy                                            6.80%          7/1/2004                   1,000                  1,033
Williams Communications Group, Inc.                      8.25%         3/15/2004(2)                1,000                  1,025
Williams Cos., Inc.                                      7.75%         6/15/2031                     600                    592
Yosemite Security Trust                                  8.25%        11/15/2004(2)                  775                    816
                                                                                                                 --------------
                                                                                                                 $       27,104
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $179,402)                                                                            $      184,672
-------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(1.7%)
-------------------------------------------------------------------------------------------------------------------------------
Cemex SA de CV                                          8.625%         7/18/2003(2)                  500                    521
Inter-American Development Bank                          8.50%         3/15/2011                     130                    156
KFW International Finance, Inc.                         7.625%         2/15/2004                     300                    328
Korea Electric Power                                     7.75%          4/1/2013                     600                    643
Pemex Global                                             6.50%          2/1/2005(2)                1,000                  1,000
Petrobras International Finance Co. Ltd.                 9.75%          7/6/2011(2)                  300                    299
Petrobras International Finance Co. Ltd.                9.875%         5/9/2008(2)                   350                    356
Province of British Columbia                             7.00%         1/15/2003                     170                    177
Province of Newfoundland                                 7.32%        10/13/2023                     350                    381
Province of Newfoundland                                 9.00%          6/1/2019                     300                    376
Province of Ontario                                     7.375%         1/27/2003                     110                    116
Province of Saskatchewan                                7.125%         3/15/2008                     200                    218
Province of Saskatchewan                                 8.00%         7/15/2004                     550                    606
Republic of Finland                                     7.875%         7/28/2004                     350                    385
Republic of Portugal                                     5.75%         10/8/2003                     650                    680
Republic of South Africa                                9.125%         5/19/2009                     100                    110
State of Qatar                                           9.50%         5/21/2009(2)                  550                    630
State of Qatar                                           9.75%         6/15/2030(2)                  300                    339
Telefonos de Mexico SA                                   8.25%         1/26/2006(2)                1,700                  1,723
United Mexican States Value Recovery Rights                 --          6/3/2003                   1,025                     10
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $8,565)                                                                              $        9,054
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH-GRADE BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.3%)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in
  a Pooled Cash Account--Note G                     3.33-3.35%         10/1/2001           $      23,522         $       23,522
Collateralized by U.S. Government Obligations in
  a Pooled Cash Account                                  3.34%         10/1/2001                   9,322                  9,322
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $32,844)                                                                                                 $       32,844
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.7%) (Cost $526,524)                                                                       $      544,652
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.7%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     17,215
Payables for Investment Securities Purchased                                                                           (17,372)
Security Lending Collateral Payable to Brokers--
  Note G                                                                                                               (23,522)
Other Liabilities                                                                                                         (887)
                                                                                                                 --------------
                                                                                                                       (24,566)
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 45,876,194 outstanding $.001 par
  value  shares of  beneficial interest
  (unlimited authorization)                                                                                      $      520,086
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $        11.34
===============================================================================================================================
*  See Note A in Notes to Financial Statements.
(1)The  average  maturity  is  shorter  than  the  final  maturity  shown due to scheduled interim principal payments.
(2)Security exempt from  registration  under  Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified institutional buyers. At September 30, 2001, the aggregate value of these securities was $39,064,000, representing 7.5% of net assets.


--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                   $    489,602   $        10.67
Undistributed Net Investment Income                     14,079              .31
Accumulated Net Realized Losses--Note E                 (1,723)            (.04)
Unrealized Appreciation--Note F                         18,128              .40
--------------------------------------------------------------------------------
NET ASSETS                                        $    520,086   $        11.34
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH YIELD BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (87.9%)
-------------------------------------------------------------------------------------------------------------------------------
FINANCE (2.5%)
  BANKING (1.1%)
Chevy Chase Savings Bank                                 9.25%         12/1/2008                     500                    490
Sovereign Bancorp, Inc.                                 10.50%        11/15/2006                   1,150                  1,250

INSURANCE (1.4%)
Conseco Inc.                                             9.00%        10/15/2006                     850                    671
Conseco Inc.                                            10.75%         6/15/2008                   1,750                  1,435

OTHER (0.1%)
Armkel Finance, Inc.                                     9.50%         8/15/2009 (1)                 155                    157
                                                                                                                 --------------
                                                                                                                 $        4,003
                                                                                                                 --------------
INDUSTRIAL (77.0%)
  BASIC INDUSTRY (13.2%)
AK Steel Corp.                                          7.875%         2/15/2009                   1,100                  1,045
AK Steel Corp.                                          9.125%        12/15/2006                     750                    739
ARCO Chemical Co.                                        9.80%          2/1/2020                   1,500                  1,350
Armco, Inc.                                              9.00%         9/15/2007                     500                    485
Beazer Homes USA, Inc.                                  8.625%         5/15/2011                     745                    715
Boise Cascade Co.                                        9.45%         11/1/2009                     500                    557
Boise Cascade Office Products Corp.                      7.05%         5/15/2005                     465                    475
Caraustar Industries, Inc.                              9.875%          4/1/2011                   1,000                    985
Century Aluminum Co.                                    11.75%         4/15/2008(1)                1,155                  1,149
Container Corp. of America                               9.75%          4/1/2003                     500                    500
Fonda Group Inc.                                         9.50%          3/1/2007                     500                    485
Hexcel Corp.                                             9.75%         1/15/2009                     190                     95
Lilly Industries, Inc.                                   7.75%         12/1/2007                   1,250                  1,222
Lyondell Chemical Co.                                   9.625%          5/1/2007                     650                    608
NoramPac Inc.                                            9.50%          2/1/2008                     500                    509
Noveon, Inc.                                            11.00%         2/28/2011                   1,000                    980
P & L Coal Holdings Corp.                               8.875%         5/15/2008                     675                    692
Packaging Corp. of America                              9.625%          4/1/2009                     425                    451
Paperboard Industries International Inc.                8.375%         9/15/2007                   1,000                    900
Park-Ohio Industries, Inc.                               9.25%         12/1/2007                     185                    130
Parker Drilling Co.                                      9.75%        11/15/2006                     315                    293
Quebecor Media Inc.                                    11.125%         7/15/2011(1)                1,105                  1,094
Roller Bearing Co. of America Inc.                      9.625%         6/15/2007                     500                    425
Ryerson Tull, Inc.                                      9.125%         7/15/2006                     500                    440
Ryland Group, Inc.                                      9.125%         6/15/2011                     500                    455
Stone Container                                          9.25%          2/1/2008                     650                    650
Stone Container                                          9.75%          2/1/2011                   1,588                  1,612
Tembec Ind. Ind.                                         8.50%          2/1/2011                     200                    202
U.S. Steel LLC                                          10.75%          8/1/2008(1)                1,650                  1,526
U.S. Timberlands Klamath LLC                            9.625%        11/15/2007                     235                    176

CAPITAL GOODS (10.7%)
Allied Waste North America Inc.                         7.625%          1/1/2006                   1,500                  1,477
Allied Waste North America Inc.                         8.875%          4/1/2008                   1,725                  1,751
American Standard Cos. Inc.                             7.375%          2/1/2008                   2,475                  2,425
Argo-Tech Corp.                                         8.625%         10/1/2007                     210                    136
Ball Corp.                                               7.75%          8/1/2006                   1,430                  1,444
BWAY Corp.                                              10.25%         4/15/2007                     500                    450
K & F Industries, Inc.                                   9.25%        10/15/2007                     750                    690

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH YIELD BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
L-3 Communications Corp.                               10.375%          5/1/2007           $         500         $          527
Newport News Shipbuilding Inc.                          8.625%         12/1/2006                     750                    795
Nortek, Inc.                                             9.25%         3/15/2007                     500                    460
Owens-Illinois, Inc.                                     8.10%         5/15/2007                   2,250                  1,710
Resolution Performance                                  13.50%        11/15/2010                     750                    773
Silgan Holding Inc.                                      9.00%          6/1/2009                   1,000                    995
Terex Corp.                                             8.875%          4/1/2008                     180                    164
Waste Management, Inc.                                  6.875%         5/15/2009                   1,500                  1,522
Waste Management, Inc.                                  7.375%          8/1/2010                   1,460                  1,532

COMMUNICATION (24.5%)
Adelphia Communications Corp.                           8.375%          2/1/2008                   1,325                  1,123
American Tower Corp.                                    9.375%          2/1/2009                   1,275                  1,071
AT&T Corp.-Liberty Media Corp.                          7.875%         7/15/2009                     530                    533
British Sky Broadcasting                                 8.20%         7/15/2009                   2,425                  2,413
Callahan Nordrhein                                      14.00%         7/15/2010                   1,195                    657
Century Communications Inc.                             8.875%         1/15/2007                   1,500                  1,305
Charter Communications Holdings LLC                     8.625%          4/1/2009                   2,300                  2,070
Charter Communications Holdings LLC                     9.625%        11/15/2009                   1,125                  1,069
Crown Castle International Corp.                         9.00%         5/15/2011                   1,350                  1,120
Crown Castle International Corp.                        10.75%          8/1/2011                     350                    325
CSC Holdings, Inc.                                      7.875%        12/15/2007                     750                    772
CSC Holdings, Inc.                                      8.125%         7/15/2009                     175                    179
CSC Holdings, Inc.                                      8.125%         8/15/2009                     750                    767
CSC Holdings, Inc.                                       9.25%         11/1/2005                     500                    505
CSC Holdings, Inc.                                      9.875%         2/15/2013                   1,000                  1,040
EchoStar DBS Corp.                                      9.375%          2/1/2009                   2,450                  2,401
Emmis Communications Corp.                              8.125%         3/15/2009                     625                    562
Flag Limited Inc.                                        8.25%         1/30/2008                   1,500                    990
Fox/Liberty Networks LLC                                8.875%         8/15/2007                   1,820                  1,865
GCI, Inc.                                                9.75%          8/1/2007                     500                    482
Global Crossing Holding Ltd.                            9.125%        11/15/2006                   2,475                  1,089
Hyperion Telecommunications, Inc.                       12.25%          9/1/2004                     775                    465
ITC DeltaCom, Inc.                                       9.75%        11/15/2008                     295                    100
Insight Midwest LP                                       9.75%         10/1/2009                     750                    780
Insight Midwest LP                                      10.50%         11/1/2010                     530                    555
Jones Intercable Inc.                                   7.625%         4/15/2008                   1,000                  1,072
Lenfest Communications, Inc.                            8.375%         11/1/2005                   1,250                  1,379
Lin Television Corp.                                     8.00%         1/15/2008(1)                  350                    334
Lin Television Corp.                                    8.375%          3/1/2008                     600                    540
Mastec, Inc.                                             7.75%          2/1/2008                   1,000                    750
McLeodUSA Inc.                                          8.125%         2/15/2009                     250                     65
McLeodUSA Inc.                                          8.375%         3/15/2008                      25                      6
McLeodUSA Inc.                                           9.25%         7/15/2007                     500                    135
McLeodUSA Inc.                                           9.50%         11/1/2008                     155                     42
Mediacom Broadband LLC                                  11.00%         7/15/2013(1)                  400                    416
MJD Communications Inc.                                  9.50%          5/1/2008                     500                    350
Nextel Communications Inc.                              9.375%        11/15/2009                   1,250                    775
Nextel Communications Inc.                               9.50%          2/1/2011                     350                    215
Nextel Communications Inc.                              12.00%         11/1/2008                   1,350                  1,029
NTL Communications Corp.                               11.875%         10/1/2010                     795                    398
NTL Inc.                                                10.00%         2/15/2007                   1,100                    539
Primedia, Inc.                                          7.625%          4/1/2008                     500                    330
Radio One, Inc.                                         8.875%          7/1/2011(1)                  745                    738

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Rogers Cantel, Inc.                                      8.30%         10/1/2007           $         700         $          651
Rogers Wireless Inc.                                    9.625%          5/1/2011                   1,215                  1,154
Telewest Communications                                 9.875%          2/1/2010                   1,115                    702
United Pan-Europe Communications N.V.                   11.25%          2/1/2010                   1,750                    263
United Pan-Europe Communications N.V.                   11.50%          2/1/2010                     170                     26
Univision Communications Inc.                            7.85%         7/15/2011(1)                  555                    588
Von Hoffman Press Inc.                                 10.875%         5/15/2007(1)                  405                    360
World Color Press, Inc.                                 8.375%        11/15/2008                   1,000                  1,046
Young Broadcasting Inc.                                  9.00%         1/15/2006                     750                    623

CONSUMER CYCLICAL (5.6%)
CapStar Hotel Co.                                        8.75%         8/15/2007                     500                    325
D. R. Horton, Inc.                                      9.375%         3/15/2011                     750                    679
Dana Corp.                                               9.00%         8/15/2011(1)                1,275                  1,122
Delco Remy International Inc.                          10.625%          8/1/2006                     750                    735
Dura Operating Corp.                                     9.00%          5/1/2009                     500                    422
Kaufman & Broad Home Corp.                               7.75%        10/15/2004                     500                    500
Lear Corp.                                               7.96%         5/15/2005                   1,000                    997
Navistar Financial Corp.                                 9.00%          6/1/2002                   1,000                    980
Navistar International Corp.                            9.375%          6/1/2006                     140                    136
Standard Pacific Corp.                                   8.50%         6/15/2007                     500                    460
Time Warner Telecom Inc.                               10.125%          2/1/2011                     620                    428
Toll Brothers Inc.                                       8.25%          2/1/2011                     300                    272
Toll Corp.                                               7.75%         9/15/2007                     750                    690
True Temper Sports, Inc.                               10.875%         12/1/2008                     500                    508
Werner Holdings Co., Inc.                               10.00%        11/15/2007                     650                    572

CONSUMER NONCYCLICAL (11.6%)
Beckman Instruments, Inc.                                7.45%          3/4/2008                     750                    756
Bergen Brunswig Corp.                                   7.375%         1/15/2003                     650                    650
Beverly Enterprises Inc.                                 9.00%         2/15/2006                     500                    516
Beverly Enterprises Inc.                                9.625%         4/15/2009                     750                    769
Columbia/HCA Healthcare Corp.                            7.25%         5/20/2008                   1,950                  1,917
HCA-The Healthcare Co.                                   8.75%          9/1/2010                   1,200                  1,296
Hasbro, Inc.                                             7.95%         3/15/2003                   1,051                  1,004
Hasbro, Inc.                                             8.50%         3/15/2006                     330                    307
Iron Mountain, Inc.                                     8.625%          4/1/2013                   1,065                  1,088
Lifepoint Hospitals Holding Corp.                       10.75%         5/15/2009                     500                    554
Mail-Well Corp.                                          8.75%        12/15/2008                     635                    502
Omnicare, Inc.                                          8.125%         3/15/2011(1)                  750                    765
Owens & Minor, Inc.                                      8.50%         7/15/2011(1)                  255                    260
Playtex Products, Inc.                                  9.375%          6/1/2011                     615                    621
Quest Diagnostic Inc.                                    7.50%         7/12/2011                   1,100                  1,168
Scotts Co.                                              8.625%         1/15/2009                     315                    318
Sealy Mattress, Inc.                                    9.875%        12/15/2007                     500                    465
Tenet Healthcare Corp.                                  8.125%         12/1/2008                   1,750                  1,873
Tenet Healthcare Corp.                                  8.625%         1/15/2007                     750                    791
Triad Hospital Inc.                                      8.75%          5/1/2009                     950                    969
Triad Hospitals Holdings, Inc.                          11.00%         5/15/2009                     790                    853
Warner Chilcott Inc.                                   12.625%         2/15/2008                     750                    825

ENERGY (3.1%)
Airgas, Inc.                                            9.125%         10/1/2011(1)                   95                     97
Cross Timbers Oil Co.                                    9.25%          4/1/2007                     250                    248
Newfield Exploration Co.                                 7.45%        10/15/2007                     750                    765
Pioneer Natural Resources Co.                           9.625%          4/1/2010                   1,350                  1,431
Plains Resources, Inc.                                  10.25%         3/15/2006                     500                    508
Pride Petroleum Services, Inc.                          9.375%          5/1/2007                     750                    769
Tesoro Petroleum Corp.                                   9.00%          7/1/2008                     405                    381
Tuboscope Inc.                                           7.50%         2/15/2008                     750                    784

TECHNOLOGY (4.6%)
Amkor Technology Inc.                                    9.25%         2/15/2008                   1,575                  1,276
Amphenol Corp.                                          9.875%         5/15/2007                     300                    315
Celestica International, Inc.                           10.50%        12/31/2006                     250                    262
Fairchild Semiconductor Corp.                          10.125%         3/15/2007                     475                    451
Fairchild Semiconductor Corp.                          10.375%         10/1/2007                     100                     96
Fisher Scientific International Inc.                     9.00%          2/1/2008                     900                    900
Lucent Technologies, Inc.                                5.50%        11/15/2008                   1,950                  1,384
Lucent Technologies, Inc.                                6.45%         3/15/2029                   1,330                    825
SCG Holding & Semiconductor Co.                         12.00%          8/1/2009                     652                    313
Telecommunication Techniques Co.                         9.75%         5/15/2008                     750                    525
Unisys Corp.                                            7.875%          4/1/2008                   1,000                    930

TELECOMMUNICATIONS (0.3%)
Mediacom LLC/Mediacom Capital Corp                        9.50%        1/15/2013                     450                    441

TRANSPORTATION (1.8%)
AMR Corp.                                                9.00%          8/1/2012                     230                    191
Air Canada, Inc.                                        10.25%         3/15/2011                   1,000                    420
Delta Air Lines, Inc.                                    8.30%        12/15/2029                   1,100                    846
Delta Air Lines, Inc.                                  10.375%        12/15/2022                     400                    373
Kansas City Southern Industries, Inc.                    9.50%         10/1/2008                     500                    510
Northwest Airlines Corp.                                8.875%          6/1/2006                     750                    521

OTHER (1.6%)

Amerisource Bergen Corp.                                8.125%          9/1/2008(1)                  510                    524
Idex Corp.                                              6.875%         2/15/2008                     550                    514
International Wire Group                                11.75%          6/1/2005                     500                    450
Norske Skog Canada                                      8.625%         6/15/2011(1)                  250                    248

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
HIGH YIELD BOND PORTFOLIO                               COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
Wesco Distribution Inc.                                 9.125%          6/1/2008           $         650         $          553
Winn-Dixie Stores, Inc.                                 8.875%          4/1/2008                     275                    278
                                                                                                                 --------------
                                                                                                                 $      121,782
                                                                                                                 --------------
UTILITIES (8.4%)
  ELECTRIC (8.1%)
AES Corp.                                               8.375%         8/15/2007                     500                    385
AES Corp.                                               8.875%         2/15/2011                   1,075                    914
AES Corp.                                                9.50%          6/1/2009                   1,250                  1,075
Avista Corp.                                             9.75%          6/1/2008(1)                  385                    398
CMS Energy Corp.                                         7.50%         1/15/2009                   2,690                  2,515
CMS Energy Corp.                                         8.50%         4/15/2011                      95                     91
Calpine Corp.                                           7.625%         4/15/2006                   1,000                    985
Calpine Corp.                                            8.50%         2/15/2011                   1,950                  1,891
Cleveland Electric Illuminating Co.                      7.43%         11/1/2009                     750                    782
El Paso Electric Co.                                     8.90%          2/1/2006                   1,000                  1,107
Niagara Mohawk Power Corp.                               7.75%         10/1/2008                     500                    535
Public Service Co. of New Mexico                         7.50%          8/1/2018                   1,000                    890
Western Resources, Inc.                                 6.875%          8/1/2004                   1,350                  1,229

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE                 MARKET
                                                                        MATURITY                  AMOUNT                 VALUE*
                                                        COUPON              DATE                   (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
OTHER (0.3%)
Azurix Corp.                                           10.375%         2/15/2007           $         500         $          510
                                                                                                                 --------------
                                                                                                                 $       13,307
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $152,986)                                                                            $      139,092
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.1%)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                       6.00%         8/15/2004                   2,725                  2,926
U.S. Treasury Note                                       6.50%         8/15/2005                   2,725                  3,002
U.S. Treasury Note                                      6.875%         5/15/2006                   3,225                  3,632
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (Cost $9,219)                                                                   $        9,560
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.1%)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G                  3.33-3.35%         10/1/2001                   9,235                  9,235
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                               3.34%         10/1/2001                   5,168                  5,168
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,403)                                                                  $       14,403
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%) (Cost $176,608)                                                                       $      163,055
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.1%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     5,050
Security Lending Collateral Payable to Brokers--
  Note G                                                                                                                (9,235)
Other Liabilities                                                                                                         (692)
                                                                                                                 --------------
                                                                                                                 $      (4,877)
                                                                                                                 --------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 19,096,827 outstanding $.001 par
  value shares of beneficial interest
  (unlimited authorization)                                                                                      $      158,178
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $         8.28
===============================================================================================================================
*  See Note A in Notes to Financial Statements.
(1)Security  exempt from  registration  under Rule 144A of the Securities Act of
   1933. These securities may be sold in transactions exempt from  registration, normally  to  qualified  institutional  buyers.  At  September 30, 2001,  the aggregate  value of these securities was $9,776,000, representing 6.2% of net assets.

--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                   $    192,369        $    10.07
Undistributed Net Investment Income                      7,297               .38
Accumulated Net Realized Losses--Note E               (27,935)            (1.46)
Unrealized Depreciation--Note F                       (13,553)             (.71)
--------------------------------------------------------------------------------
NET ASSETS                                        $    158,178        $     8.28
================================================================================


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

F640 112001